OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2014 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02699

AIM Growth Series (Invesco Growth Series)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1.	Reports to Stockholders.

Annual Report to Shareholders	December 31, 2012

Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser an build can investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Balanced-Risk Retirement Funds

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement Now Fund

For the year ended December 31, 2012, Invesco Balanced-Risk Retirement Now Fund underperformed the Custom Balanced-Risk Retirement Now Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.22%
Class AX Shares*	6.22
Class B Shares	5.50
Class C Shares	5.37
Class CX Shares*	5.50
Class R Shares	5.98
Class RX Shares*	5.98
Class Y Shares	6.58
Class R5 Shares**	6.46
Class R6 Shares***	6.29
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	11.40
Custom Balanced-Risk Retirement Now Index■ (Style-Specific Index)	6.73
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	8.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively.
**	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
***	Share class incepted during the reporting period. See page 15 for a detailed explanation of Fund performance.

How we invest

Invesco Balanced-Risk Retirement Now Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.

Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement Now Fund, employs a total return asset allocation strategy that invests in equity, fixed income and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

    The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement Now Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.

    In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement Now Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

    The primary concerns of investors in retirement include preserving purchasing power, combating the effects of inflation and having little or no ability to offset losses with additional contributions. To address these concerns, Invesco Balanced-Risk Retirement Now Fund maintains the real return strategy of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds once the target date is achieved.

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund for the year ended December 31, 2012.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/12**
Equities	39.03%	22.37%
Fixed Income	26.91	51.59
Commodities	30.75	18.92
Cash	3.31	40.18

Total Net Assets	$48.5 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

The underlying Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	IANAX
Class AX Shares	VIRAX
Class B Shares	IANBX
Class C Shares	IANCX
Class CX Shares	VIRCX
Class R Shares	IANRX
Class RX Shares	VIRRX
Class Y Shares	IANYX
Class R5 Shares	IANIX
Class R6 Shares	IANFX

†

Risk contribution is measured as the standard deviation of each asset as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of that asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

4                Invesco Balanced-Risk Retirement Funds

from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the underlying funds’ strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund was negative, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed the Custom Balanced-Risk Retirement Now Index, its style-specific index, as the Fund’s defensive posture provide beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement Now Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement Now Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

5                Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2020 Fund

For the year ended December 31, 2012, Invesco Balanced-Risk Retirement 2020 Fund underperformed the Custom Balanced-Risk Retirement 2020 Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.89%
Class AX Shares*	9.89
Class B Shares	8.95
Class C Shares	8.97
Class CX Shares*	8.97
Class R Shares	9.58
Class RX Shares*	9.58
Class Y Shares	10.00
Class R5 Shares**	10.08
Class R6 Shares***	10.01
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	11.40
Custom Balanced-Risk Retirement 2020 Index■ (Style-Specific Index)	11.30
Lipper Mixed-Asset Target 2020 Funds Index♦ (Peer Group Index)	12.27

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively.
**	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
***	Share class incepted during the reporting period. See page 17 for a detailed explanation of Fund performance.

How we invest

Invesco Balanced-Risk Retirement 2020 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.

Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2020 Fund, employs a total return asset allocation strategy that invests in equity, fixed income and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

    The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2020 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.

    In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2020 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

    For investors in the pre-retirement stage, defined as 10 years away from their target retirement date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target retirement date. To address this concern, Invesco Balanced-Risk Retirement 2020 Fund seeks to reduce risk and protect accumulated wealth by transitioning from an accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/12**
Equities	40.14%	33.29%
Fixed Income	27.67	76.77
Commodities	31.62	28.15
Cash	0.57	10.06

Total Net Assets	$99.0 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

The underlying Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	AFTAX
Class AX Shares	VRCAX
Class B Shares	AFTBX
Class C Shares	AFTCX
Class CX Shares	VRCCX
Class R Shares	ATFRX
Class RX Shares	VRCRX
Class Y Shares	AFTYX
Class R5 Shares	AFTSX
Class R6 Shares	VRCFX

†

Risk contribution is measured as the standard deviation of each asset as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of that asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

6                Invesco Balanced-Risk Retirement Funds

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund for the year ended December 31, 2012.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the underlying funds’ strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund was negative, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed the Custom Balanced-Risk Retirement 2020 Index, its style-specific index, as the Fund’s defensive posture provide beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2020 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2020 Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

7                Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2030 Fund

For the year ended December 31, 2012, Invesco Balanced-Risk Retirement 2030 Fund underperformed the Custom Balanced-Risk Retirement 2030 Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.55%
Class AX Shares*	10.55
Class B Shares	9.70
Class C Shares	9.71
Class CX Shares*	9.71
Class R Shares	10.25
Class RX Shares*	10.26
Class Y Shares	10.88
Class R5 Shares**	10.86
Class R6 Shares***	10.66
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	11.40
Custom Balanced-Risk Retirement 2030 Index■ (Style-Specific Index)	11.30
Lipper Mixed-Asset Target 2030 Funds Index♦ (Peer Group Index)	14.07

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively.
**	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
***	Share class incepted during the reporting period. See page 19 for a detailed explanation of Fund performance.

How we invest

Invesco Balanced-Risk Retirement 2030 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.

Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2030 Fund, employs a total return asset allocation strategy that invests in equity, fixed income and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

    The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2030 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.

    In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2030 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

    For investors in the pre-retirement stage, defined as 10 years away from their target retirement date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target retirement date. To address this concern, Invesco Balanced-Risk Retirement 2030 Fund seeks to reduce risk and protect accumulated wealth by transitioning from an accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/12**
Equities	40.34%	37.20%
Fixed Income	27.81	85.78
Commodities	31.79	31.45
Cash	0.06	1.16

Total Net Assets	$101.0 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

The underlying Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNAAX
Class AX Shares	VREAX
Class B Shares	TNABX
Class C Shares	TNACX
Class CX Shares	VRECX
Class R Shares	TNARX
Class RX Shares	VRERX
Class Y Shares	TNAYX
Class R5 Shares	TNAIX
Class R6 Shares	TNAFX

†	Risk contribution is measured as the standard deviation of each asset as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of that asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

8                Invesco Balanced-Risk Retirement Funds

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund for the year ended December 31, 2012.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the underlying funds’ strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund was negative, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed the Custom Balanced-Risk Retirement 2030 Index, its style-specific index, as the Fund’s defensive posture provide beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2030 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2030 Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

9                Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2040 Fund

For the year ended December 31, 2012, Invesco Balanced-Risk Retirement 2040 Fund underperformed the Custom Balanced-Risk Retirement 2040 Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.38%
Class AX Shares*	10.51
Class B Shares	9.79
Class C Shares	9.81
Class CX Shares*	9.68
Class R Shares	10.33
Class RX Shares*	10.19
Class Y Shares	10.83
Class R5 Shares**	10.69
Class R6 Shares***	10.59
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	11.40
Custom Balanced-Risk Retirement 2040 Index■ (Style-Specific Index)	11.30
Lipper Mixed-Asset Target 2040 Funds Index♦ (Peer Group Index)	15.24

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively.
**	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
***	Share class incepted during the reporting period. See page 21 for a detailed explanation of Fund performance.

How we invest

Invesco Balanced-Risk Retirement 2040 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.

Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2040 Fund, employs a total return asset allocation strategy that invests in equity, fixed income and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

    The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2040 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.

    In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2040 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

    For investors in the pre-retirement stage, defined as 10 years away from their target retirement date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target retirement date. To address this concern, Invesco Balanced-Risk Retirement 2040 Fund seeks to reduce risk and protect accumulated wealth by transitioning from an accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/12**
Equities	40.35%	36.78%
Fixed Income	27.82	84.81
Commodities	31.80	31.10
Cash	0.03	0.64

Total Net Assets	$57.7 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

The underlying Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNDAX
Class AX Shares	VRGAX
Class B Shares	TNDBX
Class C Shares	TNDCX
Class CX Shares	VRGCX
Class R Shares	TNDRX
Class RX Shares	VRGRX
Class Y Shares	TNDYX
Class R5 Shares	TNDIX
Class R6 Shares	TNDFX

†	Risk contribution is measured as the standard deviation of each asset as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of that asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

10                Invesco Balanced-Risk Retirement Funds

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund for the year ended December 31, 2012.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the underlying funds’ strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund was negative, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed the Custom Balanced-Risk Retirement 2040 Index, its style-specific index, as the Fund’s defensive posture provide beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2040 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2040 Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

11                Invesco Balanced-Risk Retirement Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Balanced-Risk Retirement 2050 Fund

For the year ended December 31, 2012, Invesco Balanced-Risk Retirement 2050 Fund underperformed the Custom Balanced-Risk Retirement 2050 Index, the Fund’s custom style-specific benchmark. Positive absolute performance from the Fund’s strategic equity, fixed income and commodity exposures, in addition to a positive impact from active positioning, drove results for the reporting period. Most of the Fund’s underperformance occurred in the second half of 2012, when stocks performed very well. In such an environment, the equity-dominant benchmark may outperform the Fund’s risk-balanced approach.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.47%
Class AX Shares*	10.59
Class B Shares	9.68
Class C Shares	9.66
Class CX Shares*	9.67
Class R Shares	10.17
Class RX Shares*	10.30
Class Y Shares	10.68
Class R5 Shares**	10.80
Class R6 Shares***	10.58
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	11.40
Custom Balanced-Risk Retirement 2050 Index■ (Style-Specific Index)	11.30
Lipper Mixed-Asset Target 2050+ Funds Classification Average♦ (Peer Group)	15.21

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively.
**	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
***	Share class incepted during the reporting period. See page 23 for a detailed explanation of Fund performance.

How we invest

Invesco Balanced-Risk Retirement 2050 Fund uses a combination of Invesco Balanced-Risk Allocation Fund and affiliated money market funds to provide broad market diversification and execute the Fund’s glide path strategy.

Invesco Balanced-Risk Allocation Fund, which is held by Invesco Balanced-Risk Retirement 2050 Fund, employs a total return asset allocation strategy that invests in equity, fixed income and commodity markets. The fund uses a long-only, proprietary risk-balanced investment process that seeks to provide greater capital loss protection than traditional balanced portfolios. It is composed of asset classes that are expected to perform differently during a variety of economic environments, and uses active positioning – a tactical asset allocation strategy – in striving to enhance returns. The fund gains access to the underlying markets in which it invests through the use of derivatives and other financially linked instruments, specifically exchange-traded futures and swap agreements, that provide leveraged exposure, liquidity and transparency.

    The glide path strategy begins 10 years from Invesco Balanced-Risk Retirement 2050 Fund’s target date. Prior to the implementation of the glide path, the Fund is allocated 100% to Invesco Balanced-Risk Allocation Fund. Upon implementation, the glide path allocation process takes place on a quarterly basis. Each quarter, a percentage of the Fund is moved from Invesco Balanced-Risk Allocation Fund and allocated to the affiliated money market funds. This results in a blend of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds at the target date.

    In the asset accumulation stage, investors’ concerns include not achieving enough growth to outpace inflation and the possibility that market losses may lead to abandoning their investment program. To address these concerns, Invesco Balanced-Risk Retirement 2050 Fund seeks to provide asset growth while attempting to provide greater capital loss protection and more consistent returns across all market environments relative to traditional balanced portfolios.

    For investors in the pre-retirement stage, defined as 10 years away from their target retirement date, a primary concern is holding a significant pool of assets that may be subject to loss should difficult market conditions arise, but without the luxury of time to make up those losses prior to their target retirement date. To address this concern, Invesco Balanced-Risk Retirement 2050 Fund seeks to reduce risk and protect accumulated wealth by transitioning from an accumulation strategy to a real return strategy. This is executed through the glide path migration, which transitions the portfolio from a 100% allocation to Invesco Balanced-Risk Allocation Fund to a portfolio consisting of 60% Invesco Balanced-Risk Allocation Fund and 40% affiliated money market funds over a 10-year period.

Target Risk Allocation and Notional Asset Weights†
By asset class
Asset Class*	Risk Allocation	% of Total Net Assets as of 12/31/12**
Equities	40.34%	37.24%
Fixed Income	27.81	85.88
Commodities	31.79	31.49
Cash	0.06	1.08

Total Net Assets	$29.9 million

*	Based on the expected market exposure through investments in the underlying funds.
**	Due to the use of leverage, the percentages may not equal 100%.

The underlying Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

Fund Nasdaq Symbols

Class A Shares	TNEAX
Class AX Shares	VRIAX
Class B Shares	TNEBX
Class C Shares	TNECX
Class CX Shares	VRICX
Class R Shares	TNERX
Class RX Shares	VRIRX
Class Y Shares	TNEYX
Class R5 Shares	TNEIX
Class R6 Shares	TNEFX

†	Risk contribution is measured as the standard deviation of each asset as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of that asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

12                Invesco Balanced-Risk Retirement Funds

Market conditions and your Fund

All three asset classes, as well as tactical decisions, produced positive returns for the Fund for the year ended December 31, 2012.

    The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Equity gains were particularly strong in the Japanese and US markets. Heightened tensions between the US and Iran increased the price of oil, while gold declined sharply at the end of February and continued to fall in March. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs. Contributions from equities and commodities were essentially even, while bonds detracted from Fund performance for the quarter. The Fund’s tactical overweight position to riskier assets proved beneficial.

    Effective April 1, 2012, we expanded the underlying funds’ strategic commodity exposure to reduce single-asset risk across the commodity complexes – the result of the Global Asset Allocation team’s ongoing research process.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis, coupled with weakening economic data in key markets. Commodities were broadly negative, with the exception of select agricultural commodities, on weakening demand and a strengthening dollar. Equities were also notably weaker. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets. In April and May, the Fund was negative, with bonds providing the only positive contribution. Nevertheless, the Fund outperformed the Custom Balanced-Risk Retirement 2050 Index, its style-specific index, as the Fund’s defensive posture provide beneficial in a difficult environment.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. This stood in contrast to the prior months during the “mini-swoon” which saw riskier assets under pressure and bonds as the sole asset class above water. Riskier assets, especially commodities, were able to rally from these depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe. Commodities were the primary driver of returns, though all three asset classes produced gains for the Fund for the quarter.

    In the fourth quarter, a lift in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. The performance of equities was the lone bright spot, with Asian markets benefiting most from favorable reaction to political elections. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound. Australia and the UK led the increase in yields.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Thank you for your continued commitment to Invesco Balanced-Risk Retirement 2050 Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.
He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.
He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.
He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.
He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Balanced-Risk Retirement 2050 Fund.
He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

13                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

14                Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	1.99%
5 Years	1.66
1 Year	0.42

Class AX Shares
Inception	1.97%
5 Years	1.63
1 Year	0.42

Class B Shares
Inception (1/31/07)	2.05%
5 Years	1.69
1 Year	0.50

Class C Shares
Inception (1/31/07)	2.19%
5 Years	2.03
1 Year	4.37

Class CX Shares
Inception	2.18%
5 Years	2.03
1 Year	4.50

Class R Shares
Inception (1/31/07)	2.71%
5 Years	2.57
1 Year	5.98

Class RX Shares
Inception	2.69%
5 Years	2.53
1 Year	5.98

Class Y Shares
Inception	3.16%
5 Years	3.05
1 Year	6.58

Class R5 Shares
Inception (1/31/07)	3.22%
5 Years	3.06
1 Year	6.46

Class R6 Shares
Inception	2.98%
5 Years	2.83
1 Year	6.29

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 0.84%, 0.84%, 1.59%, 1.59%, 1.59%, 1.09%, 1.09%, 0.59%, 0.59% and 0.59%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.68%, 1.68%, 2.43%, 2.43%, 2.43%, 1.93%, 1.93%, 1.43%, 1.34% and 1.34%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 0.52% for the underlying funds in which the Fund invests.

15                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

16                Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	2.73%
5 Years	2.75
1 Year	3.81

Class AX Shares
Inception	2.73%
5 Years	2.75
1 Year	3.81

Class B Shares
Inception (1/31/07)	2.79%
5 Years	2.79
1 Year	3.95

Class C Shares
Inception (1/31/07)	2.90%
5 Years	3.09
1 Year	7.97

Class CX Shares
Inception	2.93%
5 Years	3.13
1 Year	7.97

Class R Shares
Inception (1/31/07)	3.45%
5 Years	3.64
1 Year	9.58

Class RX Shares
Inception	3.45%
5 Years	3.66
1 Year	9.58

Class Y Shares
Inception	3.88%
5 Years	4.11
1 Year	10.00

Class R5 Shares
Inception (1/31/07)	3.98%
5 Years	4.15
1 Year	10.08

Class R6 Shares
Inception	3.74%
5 Years	3.94
1 Year	10.01

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.10%, 1.10%, 1.85%, 1.85%, 1.85%, 1.35%, 1.35%, 0.85%, 0.85% and 0.85%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.65%, 1.65%, 2.40%, 2.40%, 2.40%, 1.90%, 1.90%, 1.40%, 1.32% and 1.32%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 0.71% for the underlying funds in which the Fund invests.

17                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2030 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

18                Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges
Class A Shares
Inception (1/31/07)	1.88%
5 Years	1.81
1 Year	4.44

Class AX Shares
Inception	1.88%
5 Years	1.81
1 Year	4.44

Class B Shares
Inception (1/31/07)	1.94%
5 Years	1.84
1 Year	4.70

Class C Shares
Inception (1/31/07)	2.07%
5 Years	2.16
1 Year	8.71

Class CX Shares
Inception	2.09%
5 Years	2.21
1 Year	8.71

Class R Shares
Inception (1/31/07)	2.58%
5 Years	2.69
1 Year	10.25

Class RX Shares
Inception	2.61%
5 Years	2.73
1 Year	10.26

Class Y Shares
Inception	3.05%
5 Years	3.20
1 Year	10.88

Class R5 Shares
Inception (1/31/07)	3.13%
5 Years	3.25
1 Year	10.86

Class R6 Shares
Inception	2.88%
5 Years	3.00
1 Year	10.66

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.12%, 1.12%, 1.87%, 1.87%, 1.87%, 1.37%, 1.37%, 0.87%, 0.87% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.82%, 1.82%, 2.57%, 2.57%, 2.57%, 2.07%, 2.07%, 1.57%, 1.38% and 1.36%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 0.85% for the underlying funds in which the Fund invests.

19                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2040 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

20                Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	1.33%
5 Years	1.21
1 Year	4.29

Class AX Shares
Inception	1.33%
5 Years	1.21
1 Year	4.42

Class B Shares
Inception (1/31/07)	1.43%
5 Years	1.29
1 Year	4.79

Class C Shares
Inception (1/31/07)	1.55%
5 Years	1.60
1 Year	8.81

Class CX Shares
Inception	1.54%
5 Years	1.60
1 Year	8.68

Class R Shares
Inception (1/31/07)	2.06%
5 Years	2.12
1 Year	10.33

Class RX Shares
Inception	2.06%
5 Years	2.13
1 Year	10.19

Class Y Shares
Inception	2.51%
5 Years	2.60
1 Year	10.83

Class R5 Shares
Inception (1/31/07)	2.54%
5 Years	2.60
1 Year	10.69

Class R6 Shares
Inception	2.33%
5 Years	2.40
1 Year	10.59

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.23%, 1.23%, 1.98% 1.98%, 1.98%, 1.48%, 1.48%, 0.98%, 0.98% and 0.98%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 2.50%, 2.50%, 3.25%, 3.25%, 3.25%, 2.75%, 2.75%, 2.25%, 2.00% and 2.00%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 0.98% for the underlying funds in which the Fund invests.

21                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 1/31/07

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

22                Invesco Balanced-Risk Retirement Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (1/31/07)	0.93%
5 Years	0.78
1 Year	4.36

Class AX Shares
Inception	0.92%
5 Years	0.77
1 Year	4.48

Class B Shares
Inception (1/31/07)	0.97%
5 Years	0.81
1 Year	4.68

Class C Shares
Inception (1/31/07)	1.14%
5 Years	1.17
1 Year	8.66

Class CX Shares
Inception	1.11%
5 Years	1.14
1 Year	8.67

Class R Shares
Inception (1/31/07)	1.63%
5 Years	1.67
1 Year	10.17

Class RX Shares
Inception	1.64%
5 Years	1.67
1 Year	10.30

Class Y Shares
Inception	2.06%
5 Years	2.13
1 Year	10.68

Class R5 Shares
Inception (1/31/07)	2.13%
5 Years	2.16
1 Year	10.80

Class R6 Shares
Inception	1.91%
5 Years	1.95
1 Year	10.58

Class AX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class CX and Class RX shares incepted on June 1, 2010. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class CX and Class RX shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 1.36%, 1.36%, 2.11%, 2.11%, 2.11%, 1.61%, 1.61%, 1.11%, 1.11% and 1.11%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares was 4.12%, 4.12%, 4.87%, 4.87%, 4.87%, 4.37%, 4.37%, 3.87%, 3.47% and 3.47%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A and Class AX share performance reflects the maximum 5.50% sales charge, and Class B, Class C and Class CX share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C and Class CX shares is 1% for the first year after purchase. Class R, Class RX, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.
2	The expense ratio includes acquired fund fees and expenses of 1.11% for the underlying funds in which the Fund invests.

23                Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement Now Fund’s investment objective is to provide real return and, as a secondary objective, capital preservation.

Invesco Balanced-Risk Retirement 2020 Fund’s, Invesco Balanced-Risk Retirement 2030 Fund’s, Invesco Balanced-Risk Retirement 2040 Fund’s and Invesco Balanced-Risk Retirement 2050 Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■

Class AX shares, Class CX shares, Class RX shares and Class Y shares are available only to certain investors. On September 24, 2012, Class A5 shares, Class C5 shares and Class R5 shares were renamed Class AX shares, Class CX shares and Class RX shares, respectively. Please see the prospectus for more information.

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in Invesco Balanced-Risk Retirement Funds

■

Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-

linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying fund.

■

Commodity risk. Invesco Balanced-Risk Allocation Fund, an underlying fund, will invest in commodities through a wholly-owned subsidiary of that underlying fund organized under the laws of the Cayman Islands (the Subsidiary). Investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s and the Subsidiary’s performance are linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

■

Concentration risk. To the extent Invesco Balanced-Risk Allocation Fund, an underlying fund, invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying Fund.
■

Credit risk. The issuer of instruments in which an underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

24                Invesco Balanced-Risk Retirement Funds

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Exchange-traded funds risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■

Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

■

Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and an underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability and currency and interest rate fluctuations.

■

Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

■

Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and statement of additional information (SAI) and could negatively affect the underlying fund and its shareholders.

■

Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation that adversely affects the tax treatment continued on page 26

25                Invesco Balanced-Risk Retirement Funds

continued from page 25

of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■

US government obligations risk. An underlying fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

Additional risks of investing in Invesco Balanced-Risk Retirement Now Fund and Invesco Balanced-Risk Retirement 2020 Fund

■

Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

■

Industry focus risk. To the extent a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and the overall economy.

■

Money market fund risk. Although the underlying fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the underlying fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the underlying fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the underlying fund’s $1.00 share price. The credit quality of the underlying fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the underlying fund’s share price.

The underlying fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the underlying fund is managed, possibly negatively impacting its return. Additionally, the underlying fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■

Municipal securities risk. An underlying fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the underlying fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■

Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

■

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

■	The Custom Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.
■

The Custom Balanced-Risk Retirement 2020 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2020 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2020 Index, which included the following indexes: the Russell 3000 Index, the MSCI EAFE Index, the FTSE NAREIT Equity REITs Index and the Barclays U.S. Universal Index. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index.

■

The Custom Balanced-Risk Retirement 2030 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2030 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2030 Index, which included the following indexes: the Russell 3000 Index, the MSCI EAFE Index, the FTSE NAREIT Equity REITs index and the Barclays U.S. Universal Index. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index.

■

The Custom Balanced-Risk Retirement 2040 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2040 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2040 Index, which included the following indexes: the Russell 3000 Index, the MSCI EAFE Index, the FTSE NAREIT Equity REITs Index and the Barclays U.S. Universal Index. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index.

26                Invesco Balanced-Risk Retirement Funds

■

The Custom Balanced-Risk Retirement 2050 Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement 2050 Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence 2050 Index, which included the following indexes: the Russell 3000 Index, the MSCI EAFE Index, the FTSE NAREIT Equity REITs Index and the Barclays U.S. Universal Index. From November 4, 2009, through November 30, 2009, the index comprised the MSCI World Index and the JP Morgan Global Government Bond Index. Since December 1, 2009, the index has comprised the MSCI World Index and the Barclays U.S. Aggregate Index.

■

The Custom Balanced-Risk Retirement Now Index was created by Invesco to serve as a style-specific benchmark for Invesco Balanced-Risk Retirement Now Fund. From the inception of the Fund to November 4, 2009, the index comprised the Custom Independence Now Index, which included the following indexes: the Russell 3000 Index, the MSCI EAFE Index, the FTSE NAREIT Equity REITs Index, the Barclays U.S. Universal Index and the three-month US Treasury bill. From November 4, 2009 through November 30, 2009, the index was composed of the MSCI World Index, the JPMorgan Global Government Bond Index and the three-month US Treasury bill. Since December 1, 2009, the index has comprised the MSCI World Index, the Barclays U.S. Aggregate Index and the three-month US Treasury bill.

■	The FTSE NAREIT Equity REIT Index is an unmanaged index considered representative of US REITs.
■

The JP Morgan Global Government Bond Index is a total return, market capitalization weighted index that is rebalanced monthly and includes the following countries: Australia, Belgium, Canada, Denmark, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.

■	The Lipper Mixed-Asset Target 2020 Funds Index is an unmanaged index considered representative of mixed-asset target 2020 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2030 Funds Index is an unmanaged index considered representative of mixed-asset target 2030 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2040 Funds Index is an unmanaged index considered representative of mixed-asset target 2040 funds tracked by Lipper.
■	The Lipper Mixed-Asset Target 2050+ Funds Classification Average represents an average of all funds in the Lipper Mixed-Asset Target 2050+ Funds classification.
■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■

The Russell 3000® Index is an unmanaged index considered representative of the US stock market. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The composition of a custom index may change from time to time based on the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

27                Invesco Balanced-Risk Retirement Funds

Schedule of Investments

December 31, 2012

Invesco Balanced-Risk Retirement Now Fund

Schedule of Investments in Affiliated Issuers–100.06%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–59.88%
Invesco Balanced Risk Allocation Fund(b)	59.88%	$24,880,657	$4,813,904	$(1,999,956)	$1,139,634	$1,006,924		$688,966	2,320,206	$29,072,193

Money Market Funds–40.18%
Liquid Assets Portfolio–Institutional Class	20.09%	8,246,508	6,479,779	(4,974,628)	—	—		14,921	9,751,659	9,751,659
Premier Portfolio–Institutional Class	20.09%	8,246,508	6,479,779	(4,974,628)	—	—		11,366	9,751,659	9,751,659
Total Money Market Funds		16,493,016	12,959,558	(9,949,256)	—	—		26,287	19,503,318	19,503,318
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $45,110,303)	100.06%	$41,373,673	$17,773,462	$(11,949,212)	$1,139,634	$1,006,924	(c)	$715,253		$48,575,511
OTHER ASSETS LESS LIABILITIES	(0.06)%									(28,479)
NET ASSETS	100.00%									$48,547,032

Invesco Balanced-Risk Retirement 2020 Fund

Schedule of Investments in Affiliated Issuers–99.17%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–89.11%
Invesco Balanced Risk Allocation Fund(b)	89.11%	$57,992,978	$31,541,116	$(4,485,312)	$2,816,468	$2,697,144		$2,067,546	7,043,337	$88,253,017

Money Market Funds–10.06%
Liquid Assets Portfolio–Institutional Class	5.03%	1,871,475	19,177,783	(16,067,342)	—	—		5,514	4,981,916	4,981,916
Premier Portfolio–Institutional Class	5.03%	1,871,475	19,177,783	(16,067,342)	—	—		4,192	4,981,916	4,981,916
Total Money Market Funds		3,742,950	38,355,566	(32,134,684)	—	—		9,706	9,963,832	9,963,832
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $90,377,369)	99.17%	$61,735,928	$69,896,682	$(36,619,996)	$2,816,468	$2,697,144	(c)	$2,077,252		$98,216,849
OTHER ASSETS LESS LIABILITIES	0.83%									824,376
NET ASSETS	100.00%									$99,041,225

Invesco Balanced-Risk Retirement 2030 Fund

Schedule of Investments in Affiliated Issuers–100.73%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–99.57%
Invesco Balanced Risk Allocation Fund(b)	99.57%	$54,793,262	$44,893,522	$(2,081,724)	$3,003,733	$2,584,055		$2,398,395	7,968,124	$100,513,852

Money Market Funds–1.16%
Liquid Assets Portfolio–Institutional Class	0.58%	245,091	21,018,399	(20,675,300)	—	—		556	588,190	588,190
Premier Portfolio–Institutional Class	0.58%	245,091	21,018,399	(20,675,300)	—	—		422	588,190	588,190
Total Money Market Funds		490,182	42,036,798	(41,350,600)	—	—		978	1,176,380	1,176,380
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $94,202,906)	100.73%	$55,283,444	$86,930,320	$(43,432,324)	$3,003,733	$2,584,055	(c)	$2,399,373		$101,690,232
OTHER ASSETS LESS LIABILITIES	(0.73)%									(739,702)
NET ASSETS	100.00%									$100,950,530

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 24, 2012, the Fund began investing in Class R6 shares.
(c)	Includes $768,970, $2,309,377 and $2,678,996 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund and Invesco Balanced-Risk Retirement 2030 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Balanced-Risk Retirement Funds

Schedule of Investments—(continued)

December 31, 2012

Invesco Balanced-Risk Retirement 2040 Fund

Schedule of Investments in Affiliated Issuers–99.08%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–98.44%
Invesco Balanced Risk Allocation Fund(b)	98.44%	$27,237,168	$29,780,103	$(1,734,693)	$1,542,391	$1,445,954		$1,329,447	4,532,015	$56,786,150

Money Market Funds–0.64%
Liquid Assets Portfolio–Institutional Class	0.32%	134,469	12,703,761	(12,651,447)	—	—		314	186,783	186,783
Premier Portfolio–Institutional Class	0.32%	134,468	12,703,761	(12,651,446)	—	—		239	186,783	186,783
Total Money Market Funds		268,937	25,407,522	(25,302,893)	—	—		553	373,566	373,566
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $53,373,991)	99.08%	$27,506,105	$55,187,625	$(27,037,586)	$1,542,391	$1,445,954	(c)	$1,330,000		$57,159,716
OTHER ASSETS LESS LIABILITIES	0.92%									528,962
NET ASSETS	100.00%									$57,688,678

Invesco Balanced-Risk Retirement 2050 Fund

Schedule of Investments in Affiliated Issuers–100.77%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain		Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–99.69%
Invesco Balanced Risk Allocation Fund(b)	99.69%	$13,898,204	$16,132,853	$(1,086,607)	$853,068	$812,928		$710,738	2,365,571	$29,816,869

Money Market Funds–1.08%
Liquid Assets Portfolio–Institutional Class	0.54%	47,505	7,578,074	(7,463,001)	—	—		165	162,578	162,578
Premier Portfolio–Institutional Class	0.54%	47,505	7,578,074	(7,463,001)	—	—		125	162,578	162,578
Total Money Market Funds		95,010	15,156,148	(14,926,002)	—	—		290	325,156	325,156
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $28,449,677)	100.77%	$13,993,214	$31,289,001	$(16,012,609)	$853,068	$812,928	(c)	$711,028		$30,142,025
OTHER ASSETS LESS LIABILITIES	(0.77)%									(231,321)
NET ASSETS	100.00%									$29,910,704

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	Effective September 24, 2012, the Fund began investing in Class R6 shares.
(c)	Includes $1,484,773 and $793,577 of capital gains from affiliated underlying funds for Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities

December 31, 2012

	Invesco Balanced- Risk Retirement Now Fund	Invesco Balanced- Risk Retirement 2020 Fund	Invesco Balanced- Risk Retirement 2030 Fund	Invesco Balanced- Risk Retirement 2040 Fund	Invesco Balanced- Risk Retirement 2050 Fund
Assets:
Investments in affiliated underlying funds, at value	$48,575,511	$98,216,849	$101,690,232	$57,159,716	$30,142,025
Receivable for:
Fund shares sold	83,570	1,044,356	429,841	601,155	56,791
Dividends from underlying funds	2,196	1,115	100	49	25
Fund expenses absorbed	—	8,549	7,990	6,001	8,527
Investment for trustee deferred compensation and retirement plans	28,310	18,443	18,605	18,565	17,544
Other assets	48,372	51,451	53,033	49,945	49,260
Total assets	48,737,959	99,340,763	102,199,801	57,835,431	30,274,172

Liabilities:
Payable for:
Investments purchased	—	—	673,265	—	176,269
Fund shares reacquired	47,101	172,740	451,054	48,443	107,643
Accrued fees to affiliates	32,287	67,490	64,818	44,037	28,890
Accrued operating expenses	81,238	37,542	38,641	34,330	32,581
Trustee deferred compensation and retirement plans	30,301	21,766	21,493	19,943	18,085
Total liabilities	190,927	299,538	1,249,271	146,753	363,468
Net assets applicable to shares outstanding	$48,547,032	$99,041,225	$100,950,530	$57,688,678	$29,910,704

Net assets consist of:
Shares of beneficial interest	$44,814,302	$90,319,785	$92,557,410	$53,504,821	$27,984,932
Undistributed net investment income (loss)	(26,927)	8,014	648	59,479	(15,997)
Undistributed net realized gain	294,449	873,946	905,146	338,653	249,421
Unrealized appreciation	3,465,208	7,839,480	7,487,326	3,785,725	1,692,348
	$48,547,032	$99,041,225	$100,950,530	$57,688,678	$29,910,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Balanced-Risk Retirement Funds

Statement of Assets and Liabilities—(continued)

December 31, 2012

	Invesco Balanced- Risk Retirement Now Fund	Invesco Balanced- Risk Retirement 2020 Fund	Invesco Balanced- Risk Retirement 2030 Fund	Invesco Balanced- Risk Retirement 2040 Fund	Invesco Balanced- Risk Retirement 2050 Fund
Net Assets:
Class A	$13,959,311	$41,873,200	$38,141,586	$28,425,825	$12,933,095
Class AX	$18,345,145	$14,124,588	$10,272,837	$3,998,651	$1,257,813
Class B	$683,571	$3,501,034	$3,507,437	$1,263,223	$472,926
Class C	$4,772,971	$10,550,341	$10,976,043	$6,376,639	$3,975,499
Class CX	$4,666,587	$3,758,973	$2,017,172	$589,966	$127,764
Class R	$2,005,732	$10,941,930	$12,296,489	$8,197,118	$3,846,339
Class RX	$496,823	$1,957,146	$1,176,720	$781,290	$204,527
Class Y	$672,681	$6,485,640	$4,076,888	$1,967,382	$1,336,366
Class R5	$2,934,507	$5,838,778	$18,475,750	$6,078,922	$5,746,764
Class R6	$9,704	$9,595	$9,608	$9,662	$9,611

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,538,497	4,404,541	4,133,803	3,245,432	1,490,302
Class AX	2,024,146	1,485,798	1,113,087	456,873	144,809
Class B	76,209	372,435	383,578	145,732	55,165
Class C	531,805	1,124,625	1,201,839	736,576	462,965
Class CX	520,166	400,579	220,878	68,205	14,884
Class R	221,764	1,155,673	1,339,424	940,292	445,095
Class RX	54,965	206,718	128,234	89,554	23,654
Class Y	73,873	682,075	440,857	224,148	153,704
Class R5	322,385	611,152	1,993,340	692,034	660,294
Class R6	1,066	1,004	1,036	1,100	1,104
Class A:
Net asset value per share	$9.07	$9.51	$9.23	$8.76	$8.68
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.60	$10.06	$9.77	$9.27	$9.19
Class AX:
Net asset value and offering price per share	$9.06	$9.51	$9.23	$8.75	$8.69
Maximum offering price per share (Net asset value ÷ 94.50%)	$9.59	$10.06	$9.77	$9.26	$9.20
Class B: Net asset value and offering price per share	$8.97	$9.40	$9.14	$8.67	$8.57
Class C: Net asset value and offering price per share	$8.98	$9.38	$9.13	$8.66	$8.59
Class CX: Net asset value and offering price per share	$8.97	$9.38	$9.13	$8.65	$8.58
Class R: Net asset value and offering price per share	$9.04	$9.47	$9.18	$8.72	$8.64
Class RX: Net asset value and offering price per share	$9.04	$9.47	$9.18	$8.72	$8.65
Class Y: Net asset value and offering price per share	$9.11	$9.51	$9.25	$8.78	$8.69
Class R5: Net asset value and offering price per share	$9.10	$9.55	$9.27	$8.78	$8.70
Class R6: Net asset value and offering price per share	$9.10	$9.56	$9.27	$8.78	$8.71
Cost of Investments in affiliated underlying funds	$45,110,303	$90,377,369	$94,202,906	$53,373,991	$28,449,677

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Balanced-Risk Retirement Funds

Statement of Operations

For the year ended December 31, 2012

	Invesco Balanced- Risk Retirement Now Fund	Invesco Balanced- Risk Retirement 2020 Fund	Invesco Balanced- Risk Retirement 2030 Fund	Invesco Balanced- Risk Retirement 2040 Fund	Invesco Balanced- Risk Retirement 2050 Fund
Investment income:
Dividends from affiliated underlying funds	$715,253	$2,077,252	$2,399,373	$1,330,000	$711,028

Expenses:
Administrative services fees	50,000	50,000	50,000	50,000	50,000
Custodian fees	7,638	7,648	7,654	7,677	7,661
Distribution fees:
Class A	31,033	85,854	77,820	51,737	27,772
Class AX	48,713	37,515	26,580	10,172	3,658
Class B	7,495	34,200	34,429	13,016	4,875
Class C	35,706	79,722	84,751	50,230	30,798
Class CX	47,768	37,982	19,665	5,814	1,140
Class R	9,296	42,553	49,302	32,015	14,054
Class RX	2,505	8,196	5,082	3,498	903
Transfer agent fees	68,347	141,940	135,808	106,394	67,172
Transfer agent fees — R5	2,602	4,867	10,432	5,472	4,892
Trustees’ and officers’ fees and benefits	22,719	23,970	23,701	22,739	21,603
Registration and filing fees	104,535	108,749	106,888	104,642	102,390
Professional services fees	40,076	36,900	36,882	36,173	36,422
Other	32,468	36,606	37,021	29,773	25,313
Total expenses	510,901	736,702	706,015	529,352	398,653
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(328,439)	(410,832)	(408,475)	(362,955)	(315,494)
Net expenses	182,462	325,870	297,540	166,397	83,159
Net investment income	532,791	1,751,382	2,101,833	1,163,603	627,869

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying funds	237,954	387,767	(94,941)	(38,819)	19,351
Net realized gain from distributions of affiliated underlying fund shares	768,970	2,309,377	2,678,996	1,484,773	793,577
Net realized gain from affiliated underlying fund shares	1,006,924	2,697,144	2,584,055	1,445,954	812,928
Change in net unrealized appreciation of affiliated underlying fund shares	1,139,634	2,816,468	3,003,733	1,542,391	853,068
Net increase in net assets resulting from operations	$2,679,349	$7,264,994	$7,689,621	$4,151,948	$2,293,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Balanced-Risk Retirement Funds

Statement of Changes In Net Assets

For the years ended December 31, 2012 and 2011

	Invesco Balanced-Risk Retirement Now Fund		Invesco Balanced-Risk Retirement 2020 Fund
	2012	2011	2012	2011
Operations:
Net investment income	$532,791	$576,436	$1,751,382	$1,351,674
Net realized gain	1,006,924	795,291	2,697,144	1,066,500
Change in net unrealized appreciation	1,139,634	685,013	2,816,468	2,788,131
Net increase in net assets resulting from operations	2,679,349	2,056,740	7,264,994	5,206,305

Distributions to shareholders from net investment income:
Class A	(299,926)	(142,006)	(1,335,635)	(637,429)
Class AX	(406,439)	(300,736)	(472,452)	(379,073)
Class B	(12,854)	(9,373)	(93,869)	(57,488)
Class C	(86,393)	(28,937)	(286,752)	(91,258)
Class CX	(84,769)	(57,934)	(103,448)	(70,161)
Class R	(40,136)	(24,061)	(343,233)	(133,027)
Class RX	(10,242)	(5,323)	(60,516)	(32,129)
Class Y	(14,994)	(4,411)	(232,925)	(10,034)
Class R5	(65,288)	(407)	(193,084)	(340)
Class R6	(207)	—	(353)	—
Total distributions from net investment income	(1,021,248)	(573,188)	(3,122,267)	(1,410,939)

Distributions to shareholders from net realized gains:
Class A	(167,650)	(116,966)	(419,007)	(317,750)
Class AX	(223,709)	(256,120)	(148,215)	(188,963)
Class B	(8,702)	(9,596)	(36,203)	(39,478)
Class C	(58,465)	(29,727)	(110,594)	(62,653)
Class CX	(57,385)	(62,055)	(39,897)	(48,181)
Class R	(23,807)	(21,674)	(114,633)	(73,004)
Class RX	(6,028)	(4,457)	(20,211)	(17,632)
Class Y	(8,097)	(3,368)	(68,597)	(4,580)
Class R5	(35,155)	(324)	(56,864)	(155)
Class R6	(121)	—	(104)	—
Total distributions from net realized gains	(589,119)	(504,287)	(1,014,325)	(752,396)

Share transactions–net:
Class A	3,562,416	7,468,007	14,139,281	7,377,508
Class AX	(2,589,651)	6,896,451	(1,962,200)	(6,813,063)
Class B	(147,609)	492,764	172,834	108,462
Class C	2,323,503	1,484,874	5,006,139	1,127,300
Class CX	(338,074)	1,873,454	(290,351)	(885,178)
Class R	192,022	989,227	4,776,823	431,958
Class RX	17,608	443,364	449,315	32,653
Class Y	361,235	158,367	6,107,226	253,865
Class R5	2,875,078	12,119	5,664,585	—
Class R6	10,000	—	10,000	—
Net increase in net assets resulting from share transactions	6,266,528	19,818,627	34,073,652	1,633,505
Net increase in net assets	7,335,510	20,797,892	37,202,054	4,676,475

Net assets:
Beginning of year	41,211,522	20,413,630	61,839,171	57,162,696
End of year *	$48,547,032	$41,211,522	$99,041,225	$61,839,171
* Includes accumulated undistributed net investment income (loss)	$(26,927)	$(2,473)	$8,014	$(12,782)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Balanced-Risk Retirement Funds

Statement of Changes In Net Assets—(continued)

For the years ended December 31, 2012 and 2011

	Invesco Balanced-Risk Retirement 2030 Fund		Invesco Balanced-Risk Retirement 2040 Fund
	2012	2011	2012	2011
Operations:
Net investment income	$2,101,833	$1,292,984	$1,163,603	$646,115
Net realized gain	2,584,055	598,022	1,445,954	334,919
Change in net unrealized appreciation	3,003,733	2,668,629	1,542,391	1,317,183
Net increase in net assets resulting from operations	7,689,621	4,559,635	4,151,948	2,298,217

Distributions to shareholders from net investment income:
Class A	(1,381,098)	(564,945)	(1,021,751)	(550,998)
Class AX	(381,811)	(278,684)	(147,086)	(171,505)
Class B	(111,871)	(58,549)	(39,445)	(45,917)
Class C	(322,351)	(113,705)	(193,340)	(120,717)
Class CX	(63,073)	(35,879)	(18,219)	(21,120)
Class R	(447,355)	(176,712)	(275,939)	(144,708)
Class RX	(40,965)	(19,667)	(26,682)	(24,812)
Class Y	(238,473)	(65,916)	(81,260)	(8,277)
Class R5	(715,653)	(342)	(231,269)	(571)
Class R6	(391)	—	(386)	—
Total distributions from net investment income	(3,703,041)	(1,314,399)	(2,035,377)	(1,088,625)

Distributions to shareholders from net realized gains:
Class A	(196,416)	(35,294)	—	—
Class AX	(54,300)	(17,410)	—	—
Class B	(19,148)	(4,966)	—	—
Class C	(55,173)	(9,644)	—	—
Class CX	(10,796)	(3,043)	—	—
Class R	(67,295)	(12,091)	—	—
Class RX	(6,162)	(1,346)	—	—
Class Y	(32,091)	(3,790)	—	—
Class R5	(96,305)	(20)	—	—
Class R6	(53)	—	—	—
Total distributions from net realized gains	(537,739)	(87,604)	—	—

Share transactions-net:
Class A	14,256,599	7,306,290	14,043,110	4,240,080
Class AX	(1,193,851)	(3,347,824)	(350,806)	(2,350,403)
Class B	256,113	(365,435)	(106,429)	111,726
Class C	4,508,710	2,215,599	2,668,058	1,181,933
Class CX	26,908	(1,237,852)	(40,277)	(186,529)
Class R	4,276,054	490,209	4,231,062	(20,352)
Class RX	279,384	99,640	108,855	27,297
Class Y	1,679,219	1,321,955	1,786,587	(214,877)
Class R5	18,104,226	(6,375)	5,772,560	—
Class R6	10,000	—	10,000	—
Net increase in net assets resulting from share transactions	42,203,362	6,476,207	28,122,720	2,788,875
Net increase in net assets	45,652,203	9,633,839	30,239,291	3,998,467

Net assets:
Beginning of year	55,298,327	45,664,488	27,449,387	23,450,920
End of year *	$100,950,530	$55,298,327	$57,688,678	$27,449,387
* Includes accumulated undistributed net investment income (loss)	$648	$(12,568)	$59,479	$36,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Balanced-Risk Retirement Funds

Statement of Changes In Net Assets—(continued)

For the years ended December 31, 2012 and 2011

	Invesco Balanced-Risk Retirement 2050 Fund
	2012	2011
Operations:
Net investment income	$627,869	$307,248
Net realized gain	812,928	144,435
Change in net unrealized appreciation	853,068	479,859
Net increase in net assets resulting from operations	2,293,865	931,542

Distributions to shareholders from net investment income:
Class A	(502,940)	(155,715)
Class AX	(48,878)	(32,532)
Class B	(15,982)	(7,997)
Class C	(129,615)	(29,754)
Class CX	(4,255)	(1,758)
Class R	(143,806)	(39,813)
Class RX	(7,555)	(3,001)
Class Y	(53,084)	(14,620)
Class R5	(232,589)	(280)
Class R6	(409)	—
Total distributions from net investment income	(1,139,113)	(285,470)

Distributions to shareholders from net realized gains:
Class A	(35,884)	—
Class AX	(3,487)	—
Class B	(1,343)	—
Class C	(10,888)	—
Class CX	(357)	—
Class R	(10,781)	—
Class RX	(566)	—
Class Y	(3,595)	—
Class R5	(15,753)	—
Class R6	(28)	—
Total distributions from net realized gains	(82,682)	—

Share transactions-net:
Class A	4,833,007	3,602,431
Class AX	(263,983)	(482,501)
Class B	(33,237)	(44,422)
Class C	1,992,261	1,092,972
Class CX	22,773	(241,415)
Class R	1,827,797	100,199
Class RX	49,749	782
Class Y	849,613	293,051
Class R5	5,515,524	—
Class R6	10,000	—
Net increase in net assets resulting from share transactions	14,803,504	4,321,097
Net increase in net assets	15,875,574	4,967,169

Net assets:
Beginning of year	14,035,130	9,067,961
End of year *	$29,910,704	$14,035,130
* Includes accumulated undistributed net investment income (loss)	$(15,997)	$14,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Balanced-Risk Retirement Funds

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (collectively, the “Funds”). The assets, liabilities and operations of each Fund are accounted for separately. Information presented in these financial statements pertains only to the Funds. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class.

The investment objectives of the Funds are: to provide real return and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement Now Fund; and to provide total return with a low to moderate correlation to traditional financial market indices and, as a secondary objective, capital preservation for Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund.

Each Fund currently consists of ten different classes of shares: Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6. On September 24, 2012, Class A5, C5, R5 and Institutional Class shares were renamed Class AX, CX, RX and R5 shares, respectively, and the Fund began offering Class R6 shares. Class AX, Class CX and Class RX shares are closed to new investors. Class A shares and Class AX shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C and Class CX shares are sold with a CDSC. Class R, Class RX, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change each Fund’s asset class allocations, the underlying funds or the target weightings in an underlying fund without shareholder approval. Effective February 26, 2013, Invesco Balanced-Risk Aggressive Allocation Fund has been added as an underlying fund. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of

36                         Invesco Balanced-Risk Retirement Funds

Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying fund: Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

Each Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Invesco Balanced-Risk Retirement Now Fund generally declares and pays dividends from income, if any, quarterly. Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund generally declare and pay dividends from income, if any, annually. Distributions from net realized capital gains, if any, are generally paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

37                         Invesco Balanced-Risk Retirement Funds

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund or underlying fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco has contractually agreed, through at least April 30, 2014, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares for each Fund as shown in the following table:

	Class A/AX	Class B	Class C/CX	Class R/RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	0.25%	1.00%	1.00%	0.50%	0.00%	0.00%	0.00%
Invesco Balanced-Risk Retirement 2020 Fund	0.25	1.00	1.00	0.50	0.00	0.00	0.00
Invesco Balanced-Risk Retirement 2030 Fund	0.25	1.00	1.00	0.50	0.00	0.00	0.00
Invesco Balanced-Risk Retirement 2040 Fund	0.25	1.00	1.00	0.50	0.00	0.00	0.00
Invesco Balanced-Risk Retirement 2050 Fund	0.25	1.00	1.00	0.50	0.00	0.00	0.00

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Funds have incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of Trustees and Invesco mutually agree to amend or continue each Fund’s fee waiver agreement, it will terminate on April 30, 2014.

For the year ended December 31, 2012, Invesco waived and/or reimbursed the following fees and expenses:

	Fees waived	Expenses reimbursed
	Fund Level	Class A	Class AX	Class B	Class C	Class CX	Class R	Class RX	Class Y	Class R5	Class R6
Invesco Balanced-Risk Retirement Now Fund	$257,490	$19,296	$30,288	$1,165	$5,550	$7,425	$2,890	$779	$828	$2,602	$0
Invesco Balanced-Risk Retirement 2020 Fund	264,026	61,986	27,085	6,173	14,390	6,856	15,361	2,959	6,824	4,867	0
Invesco Balanced-Risk Retirement 2030 Fund	262,235	60,726	20,741	6,717	16,533	3,836	19,236	1,983	5,743	10,432	0
Invesco Balanced-Risk Retirement 2040 Fund	251,089	55,332	10,878	3,480	13,430	1,554	17,120	1,871	2,494	5,472	0
Invesco Balanced-Risk Retirement 2050 Fund	243,431	37,409	4,928	1,641	10,371	384	9,465	608	2,197	4,892	0

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX, Class Y, Class R5 and Class R6 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class AX, Class B, Class C, Class CX, Class R and Class RX shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Also, each Fund, pursuant to the Plans, reimburses IDI up to a maximum annual rate of 0.25% of each Fund’s average daily net assets of Class AX shares, 1.00% of the average daily net assets of each Fund’s Class CX shares and 0.50% of each Fund’s average daily net assets of Class RX shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

38                         Invesco Balanced-Risk Retirement Funds

Front-end sales commissions and CDSC are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class AX shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A and Class AX shares and received the following in CDSC imposed on redemptions by shareholders:

	Front End Sales Charges		Contingent Deferred Sales Charges
	Class A	Class AX	Class A	Class AX	Class B	Class C	Class CX
Invesco Balanced-Risk Retirement Now Fund	$9,392	$1,596	$0	$0	$901	$419	$0
Invesco Balanced-Risk Retirement 2020 Fund	26,799	2,081	10	0	7,396	1,432	0
Invesco Balanced-Risk Retirement 2030 Fund	27,241	1,217	59	0	2,764	1,296	351
Invesco Balanced-Risk Retirement 2040 Fund	21,074	716	5	0	1,421	2,176	32
Invesco Balanced-Risk Retirement 2050 Fund	9,489	404	2	0	606	401	0

The underlying Invesco Funds pay no distribution fees for Class R5 and R6 shares and the Fund pays no sales loads or other similar compensation to IDI for acquiring the underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total
Invesco Balanced-Risk Retirement Now Fund	$48,575,511	$—	$—	$48,575,511
Invesco Balanced-Risk Retirement 2020 Fund	98,216,849	—	—	98,216,849
Invesco Balanced-Risk Retirement 2030 Fund	101,690,232	—	—	101,690,232
Invesco Balanced-Risk Retirement 2040 Fund	57,159,716	—	—	57,159,716
Invesco Balanced-Risk Retirement 2050 Fund	30,142,025	—	—	30,142,025

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Balanced-Risk Retirement Now Fund	$126
Invesco Balanced-Risk Retirement 2020 Fund	305
Invesco Balanced-Risk Retirement 2030 Fund	293
Invesco Balanced-Risk Retirement 2040 Fund	235
Invesco Balanced-Risk Retirement 2050 Fund	168

39                         Invesco Balanced-Risk Retirement Funds

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012			2011
	Ordinary Income	Long-term Capital Gain	Total Distributions	Ordinary Income	Long-term Capital Gain	Total Distributions
Invesco Balanced-Risk Retirement Now Fund	$1,021,248	$589,119	$1,610,367	$706,412	$371,063	$1,077,475
Invesco Balanced-Risk Retirement 2020 Fund	3,122,267	1,014,325	4,136,592	1,789,776	373,559	2,163,335
Invesco Balanced-Risk Retirement 2030 Fund	3,703,041	537,739	4,240,780	1,314,067	87,936	1,402,003
Invesco Balanced-Risk Retirement 2040 Fund	2,035,377	—	2,035,377	1,088,625	—	1,088,625
Invesco Balanced-Risk Retirement 2050 Fund	1,137,746	84,049	1,221,795	285,470	—	285,470

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Net Unrealized Appreciation- Investments	Temporary Book/Tax Differences	Shares of Beneficial Interest	Total Net Assets
Invesco Balanced-Risk Retirement Now Fund	$108	$301,233	$3,458,316	$(26,927)	$44,814,302	$48,547,032
Invesco Balanced-Risk Retirement 2020 Fund	27,582	904,145	7,809,281	(19,568)	90,319,785	99,041,225
Invesco Balanced-Risk Retirement 2030 Fund	30,160	1,052,061	7,330,177	(19,278)	92,557,410	100,950,530
Invesco Balanced-Risk Retirement 2040 Fund	77,209	440,623	3,683,755	(17,730)	53,504,821	57,688,678
Invesco Balanced-Risk Retirement 2050 Fund	—	311,974	1,629,795	(15,997)	27,984,932	29,910,704

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco Balanced-Risk Retirement 2040 Fund utilized $157,662 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

The Funds do not have a capital loss carryforward as of December 31, 2012.

40                         Invesco Balanced-Risk Retirement Funds

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2012*		At December 31, 2012
	Purchases	Sales	Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Invesco Balanced-Risk Retirement Now Fund	$4,813,904	$1,999,956	$45,117,195	$3,458,316	$—	$3,458,316
Invesco Balanced-Risk Retirement 2020 Fund	31,541,116	4,485,312	90,407,568	7,809,281	—	7,809,281
Invesco Balanced-Risk Retirement 2030 Fund	44,893,522	2,081,724	94,360,055	7,330,177	—	7,330,177
Invesco Balanced-Risk Retirement 2040 Fund	29,780,103	1,734,693	53,475,961	3,683,755	—	3,683,755
Invesco Balanced-Risk Retirement 2050 Fund	16,132,853	1,086,607	28,512,230	1,629,795	—	1,629,795

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on December 31, 2012, reclassifications were made to the Funds, as shown below. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Balanced-Risk Retirement Now Fund	$464,003	$(464,003)	$—
Invesco Balanced-Risk Retirement 2020 Fund	1,391,681	(1,391,681)	—
Invesco Balanced-Risk Retirement 2030 Fund	1,614,424	(1,614,424)	—
Invesco Balanced-Risk Retirement 2040 Fund	894,759	(894,759)	—
Invesco Balanced-Risk Retirement 2050 Fund	480,657	(480,657)	—

41                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information

Invesco Balanced-Risk Retirement Now Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	715,048	$6,533,884	441,218	$3,904,803
Class AX	39,388	360,775	29,834	262,471
Class B	18,380	167,023	16,716	146,884
Class C	329,012	2,978,836	139,070	1,220,557
Class CX	20,455	185,072	11,920	104,824
Class R	84,736	775,898	48,212	425,012
Class RX	24,592	223,990	16,184	143,052
Class Y	43,445	398,194	10,042	89,900
Class R5	786,118	7,096,390	—	—
Class R6(b)	1,066	10,000	—	—

Issued as reinvestment of dividends:
Class A	50,107	453,426	29,224	255,421
Class AX	68,992	623,611	62,106	541,662
Class B	2,330	20,856	2,077	18,028
Class C	14,882	133,342	6,627	57,530
Class CX	15,237	136,372	13,276	115,193
Class R	6,649	59,780	5,174	45,053
Class RX	1,701	15,343	1,027	8,965
Class Y	2,498	22,681	812	7,121
Class R5	11,020	100,040	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	743,682	6,458,527
Class AX	—	—	1,648,414	14,297,609
Class B	—	—	83,133	718,020
Class C	—	—	182,087	1,573,641
Class CX	—	—	354,659	3,063,453
Class R	—	—	112,181	972,857
Class RX	—	—	42,576	369,016
Class Y	—	—	53,205	462,458
Class R5	—	—	1,395	12,119

Automatic conversion of Class B shares to Class A shares:
Class A	15,267	139,631	29,846	262,319
Class B	(15,418)	(139,631)	(30,048)	(262,319)

Reacquired:
Class A	(390,114)	(3,564,525)	(385,665)	(3,413,063)
Class AX	(391,027)	(3,574,037)	(940,077)	(8,205,291)
Class B	(21,608)	(195,857)	(14,580)	(127,849)
Class C	(87,279)	(788,675)	(154,740)	(1,366,854)
Class CX	(72,890)	(659,518)	(161,876)	(1,410,016)
Class R	(70,708)	(643,656)	(51,936)	(453,695)
Class RX	(24,295)	(221,725)	(8,799)	(77,669)
Class Y	(6,436)	(59,640)	(45,550)	(401,112)
Class R5	(477,641)	(4,321,352)	—	—
Net increase in share activity	693,507	$6,266,528	2,291,426	$19,818,627

42                         Invesco Balanced-Risk Retirement Funds

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Balanced-Risk Retirement 2010 Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010. The acquisition was accomplished by a tax-free exchange of 3,221,332 shares of the Fund for 3,126,746 shares outstanding of Target Fund as of the close of business on June 3, 2011. Each class of Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. Target Fund’s net assets at that date of $27,927,700 including $1,145,635 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $17,482,979. The net assets of the Fund immediately following the acquisition were $45,410,679.
The pro forma results of operations for the year ended December 31, 2011, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$620,877
Net realized/unrealized gains	1,951,735
Change in net assets resulting from operations	$2,572,612

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

43                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,228,771	$21,313,085	1,416,575	$12,655,682
Class AX	60,768	579,800	65,807	578,778
Class B	111,750	1,043,189	99,064	877,618
Class C	679,001	6,419,657	262,080	2,307,502
Class CX	19,869	186,622	17,757	154,849
Class R	640,526	6,139,466	338,507	2,977,655
Class RX	82,783	792,571	51,283	451,272
Class Y	777,340	7,466,745	39,496	356,904
Class R5	1,524,369	14,268,205	—	—
Class R6(b)	1,004	10,000	—	—

Issued as reinvestment of dividends:
Class A	172,526	1,633,821	106,424	948,237
Class AX	65,537	620,631	63,059	561,854
Class B	13,769	129,015	10,890	96,160
Class C	37,841	353,818	17,444	153,681
Class CX	13,671	127,825	13,361	117,709
Class R	38,257	361,152	23,202	206,030
Class RX	7,530	71,091	5,515	48,969
Class Y	31,620	299,444	1,483	13,214
Class R5	26,191	249,336	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	51,100	490,372	44,923	393,678
Class B	(51,773)	(490,372)	(45,455)	(393,678)

Reacquired:
Class A	(965,723)	(9,297,997)	(743,962)	(6,620,089)
Class AX	(329,325)	(3,162,631)	(907,930)	(7,953,695)
Class B	(54,079)	(508,998)	(53,199)	(471,638)
Class C	(186,835)	(1,767,336)	(152,860)	(1,333,883)
Class CX	(64,372)	(604,798)	(135,637)	(1,157,736)
Class R	(180,276)	(1,723,795)	(315,249)	(2,751,727)
Class RX	(43,534)	(414,347)	(52,385)	(467,588)
Class Y	(170,548)	(1,658,963)	(12,828)	(116,253)
Class R5	(940,755)	(8,852,956)	—	—
Net increase in share activity	3,597,003	$34,073,652	157,365	$1,633,505

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

44                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,034,968	$18,779,447	1,231,897	$10,394,223
Class AX	58,555	539,931	99,775	833,258
Class B	93,722	851,946	31,817	267,407
Class C	614,314	5,620,373	341,392	2,835,785
Class CX	18,821	171,195	21,372	176,442
Class R	761,061	7,051,791	399,934	3,376,630
Class RX	44,380	406,905	38,876	325,922
Class Y	578,830	5,497,810	254,668	2,271,927
Class R5	3,685,652	33,404,755	—	—
Class R6(b)	1,036	10,000	—	—

Issued as reinvestment of dividends:
Class A	151,230	1,389,802	69,923	599,239
Class AX	47,261	434,331	33,618	288,445
Class B	14,376	130,968	7,461	63,489
Class C	36,556	332,660	14,472	123,013
Class CX	5,001	45,508	4,579	38,917
Class R	39,884	364,940	22,105	188,776
Class RX	4,877	44,578	2,413	20,584
Class Y	29,311	269,957	8,072	69,334
Class R5	87,906	811,369	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	39,471	366,562	51,064	429,500
Class B	(39,913)	(366,562)	(51,574)	(429,500)

Reacquired:
Class A	(673,348)	(6,279,212)	(489,507)	(4,116,672)
Class AX	(234,900)	(2,168,113)	(535,856)	(4,469,527)
Class B	(39,124)	(360,239)	(31,828)	(266,831)
Class C	(155,611)	(1,444,323)	(88,897)	(743,199)
Class CX	(20,813)	(189,795)	(178,210)	(1,453,211)
Class R	(341,087)	(3,140,677)	(369,863)	(3,075,197)
Class RX	(18,729)	(172,099)	(29,460)	(246,866)
Class Y	(442,422)	(4,088,548)	(123,918)	(1,019,306)
Class R5	(1,781,592)	(16,111,898)	(784)	(6,375)
Net increase in share activity	4,599,673	$42,203,362	733,541	$6,476,207

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

45                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,082,300	$18,222,449	744,838	$6,036,525
Class AX	34,221	297,292	59,568	475,418
Class B	22,178	188,864	43,192	345,684
Class C	437,131	3,758,028	219,570	1,743,588
Class CX	8,597	73,597	10,230	81,257
Class R	720,789	6,284,502	276,025	2,206,461
Class RX	22,794	197,734	21,237	171,517
Class Y	229,600	2,034,826	14,732	123,725
Class R5	1,974,249	16,728,209	—	—
Class R6(b)	1,100	10,000	—	—

Issued as reinvestment of dividends:
Class A	103,674	905,072	68,018	550,263
Class AX	16,868	147,086	21,166	171,025
Class B	4,540	39,223	5,637	45,207
Class C	19,044	164,348	15,071	120,717
Class CX	1,537	13,245	2,297	18,403
Class R	22,914	198,895	17,953	144,706
Class RX	2,876	24,989	2,965	23,893
Class Y	9,239	80,754	955	7,735
Class R5	26,370	230,736	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	13,367	116,805	10,235	82,488
Class B	(13,528)	(116,805)	(10,348)	(82,488)

Reacquired:
Class A	(592,883)	(5,201,216)	(303,659)	(2,429,196)
Class AX	(91,412)	(795,184)	(381,032)	(2,996,846)
Class B	(25,494)	(217,711)	(24,563)	(196,677)
Class C	(145,438)	(1,254,318)	(85,266)	(682,372)
Class CX	(14,982)	(127,119)	(36,177)	(286,189)
Class R	(253,991)	(2,252,335)	(298,717)	(2,371,519)
Class RX	(13,110)	(113,868)	(20,630)	(168,113)
Class Y	(37,789)	(328,993)	(43,576)	(346,337)
Class R5	(1,310,106)	(11,186,385)	—	—
Net increase in share activity	3,254,655	$28,122,720	329,721	$2,788,875

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

46                         Invesco Balanced-Risk Retirement Funds

NOTE 10—Share Information—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	821,397	$7,109,258	661,978	$5,335,644
Class AX	15,345	132,618	23,506	185,954
Class B	17,919	153,140	7,883	63,167
Class C	299,063	2,565,971	156,754	1,248,741
Class CX	3,111	26,796	3,302	25,633
Class R	267,894	2,342,207	124,840	980,348
Class RX	6,654	57,597	6,439	50,540
Class Y	139,250	1,230,423	67,648	565,932
Class R5	1,723,529	14,543,814	—	—
Class R6(b)	1,104	10,000	—	—

Issued as reinvestment of dividends:
Class A	60,781	525,152	19,238	155,057
Class AX	6,051	52,338	4,026	32,488
Class B	2,029	17,325	984	7,854
Class C	14,220	121,726	3,720	29,754
Class CX	439	3,751	220	1,758
Class R	13,312	114,613	4,952	39,812
Class RX	858	7,384	329	2,642
Class Y	6,477	56,093	1,774	14,314
Class R5	28,582	247,805	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	6,697	57,661	1,916	14,991
Class B	(6,790)	(57,661)	(1,937)	(14,991)

Reacquired:
Class A	(324,013)	(2,859,064)	(242,568)	(1,903,261)
Class AX	(50,903)	(448,939)	(88,523)	(700,943)
Class B	(16,872)	(146,041)	(12,827)	(100,452)
Class C	(80,729)	(695,436)	(23,746)	(185,523)
Class CX	(907)	(7,774)	(35,552)	(268,806)
Class R	(72,366)	(629,023)	(118,488)	(919,961)
Class RX	(1,714)	(15,232)	(6,720)	(52,400)
Class Y	(50,776)	(436,903)	(36,346)	(287,195)
Class R5	(1,093,173)	(9,276,095)	—	—
Net increase in share activity	1,736,469	$14,803,504	522,802	$4,321,097

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

47                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Balanced-Risk Retirement Now Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$8.84	$0.12	$0.42	$0.54	$(0.20)	$(0.11)	$(0.31)	$9.07	6.22%	$13,959	0.25	%(e)	0.96	%(e)	1.30	%(e)	7%
Year ended 12/31/11	8.58	0.17	0.35	0.52	(0.14)	(0.12)	(0.26)	8.84	6.18	10,150	0.25		1.09		1.95		15
Year ended 12/31/10	8.23	0.37	0.26	0.63	(0.28)	—	(0.28)	8.58	7.74	2,488	0.25		3.45		4.35		67
Year ended 12/31/09	7.59	0.47	0.61	1.08	(0.44)	—	(0.44)	8.23	14.53	1,399	0.27		10.47		5.93		155
Year ended 12/31/08	9.78	0.43	(2.08)	(1.65)	(0.51)	(0.03)	(0.54)	7.59	(17.45)	942	0.31		11.88		4.89		36
Class AX
Year ended 12/31/12	8.83	0.12	0.42	0.54	(0.20)	(0.11)	(0.31)	9.06	6.22	18,345	0.25	(e)	0.96	(e)	1.30	(e)	7
Year ended 12/31/11	8.58	0.17	0.34	0.51	(0.14)	(0.12)	(0.26)	8.83	6.06	20,371	0.25		1.09		1.95		15
Year ended 12/31/10(f)	8.30	0.22	0.32	0.54	(0.26)	—	(0.26)	8.58	6.53	12,929	0.25	(g)	1.24	(g)	4.35	(g)	67
Class B
Year ended 12/31/12	8.77	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.97	5.50	684	1.00	(e)	1.71	(e)	0.55	(e)	7
Year ended 12/31/11	8.56	0.11	0.33	0.44	(0.11)	(0.12)	(0.23)	8.77	5.19	812	1.00		1.84		1.20		15
Year ended 12/31/10	8.24	0.30	0.27	0.57	(0.25)	—	(0.25)	8.56	6.95	301	1.00		4.20		3.60		67
Year ended 12/31/09	7.60	0.41	0.61	1.02	(0.38)	—	(0.38)	8.24	13.66	374	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.37	(2.09)	(1.72)	(0.44)	(0.03)	(0.47)	7.60	(18.05)	346	1.06		12.63		4.14		36
Class C
Year ended 12/31/12	8.78	0.05	0.43	0.48	(0.17)	(0.11)	(0.28)	8.98	5.49	4,773	1.00	(e)	1.71	(e)	0.55	(e)	7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	2,416	1.00		1.84		1.20		15
Year ended 12/31/10	8.23	0.31	0.27	0.58	(0.25)	—	(0.25)	8.56	7.08	874	1.00		4.20		3.60		67
Year ended 12/31/09	7.59	0.41	0.61	1.02	(0.38)	—	(0.38)	8.23	13.67	277	1.02		11.22		5.18		155
Year ended 12/31/08	9.79	0.36	(2.09)	(1.73)	(0.44)	(0.03)	(0.47)	7.59	(18.15)	174	1.06		12.63		4.14		36
Class CX
Year ended 12/31/12	8.78	0.05	0.42	0.47	(0.17)	(0.11)	(0.28)	8.97	5.38	4,667	1.00	(e)	1.71	(e)	0.55	(e)	7
Year ended 12/31/11	8.56	0.11	0.34	0.45	(0.11)	(0.12)	(0.23)	8.78	5.31	4,891	1.00		1.84		1.20		15
Year ended 12/31/10(f)	8.30	0.18	0.32	0.50	(0.24)	—	(0.24)	8.56	6.08	2,905	1.00	(g)	1.99	(g)	3.60	(g)	67
Class R
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	2,006	0.50	(e)	1.21	(e)	1.05	(e)	7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.81	1,774	0.50		1.34		1.70		15
Year ended 12/31/10	8.24	0.35	0.26	0.61	(0.27)	—	(0.27)	8.58	7.47	750	0.50		3.70		4.10		67
Year ended 12/31/09	7.59	0.45	0.62	1.07	(0.42)	—	(0.42)	8.24	14.38	371	0.52		10.72		5.68		155
Year ended 12/31/08	9.78	0.40	(2.07)	(1.67)	(0.49)	(0.03)	(0.52)	7.59	(17.66)	107	0.56		12.13		4.64		36
Class RX
Year ended 12/31/12	8.82	0.10	0.42	0.52	(0.19)	(0.11)	(0.30)	9.04	5.98	497	0.50	(e)	1.21	(e)	1.05	(e)	7
Year ended 12/31/11	8.58	0.15	0.34	0.49	(0.13)	(0.12)	(0.25)	8.82	5.82	467	0.50		1.34		1.70		15
Year ended 12/31/10(f)	8.31	0.20	0.32	0.52	(0.25)	—	(0.25)	8.58	6.34	17	0.50	(g)	1.49	(g)	4.10	(g)	67
Class Y
Year ended 12/31/12	8.86	0.14	0.44	0.58	(0.22)	(0.11)	(0.33)	9.11	6.58	673	0.00	(e)	0.71	(e)	1.55	(e)	7
Year ended 12/31/11	8.60	0.20	0.34	0.54	(0.16)	(0.12)	(0.28)	8.86	6.30	305	0.00		0.84		2.20		15
Year ended 12/31/10	8.23	0.39	0.27	0.66	(0.29)	—	(0.29)	8.60	8.13	136	0.00		3.20		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	18	0.02		10.22		6.18		155
Year ended 12/31/08(f)	8.30	0.10	(0.67)	(0.57)	(0.14)	—	(0.14)	7.59	(6.86)	9	0.02	(g)	19.09	(g)	5.18	(g)	36
Class R5
Year ended 12/31/12	8.86	0.14	0.43	0.57	(0.22)	(0.11)	(0.33)	9.10	6.46	2,935	0.00	(e)	0.66	(e)	1.55	(e)	7
Year ended 12/31/11	8.59	0.20	0.35	0.55	(0.16)	(0.12)	(0.28)	8.86	6.42	26	0.00		0.75		2.20		15
Year ended 12/31/10	8.23	0.39	0.26	0.65	(0.29)	—	(0.29)	8.59	8.00	13	0.00		2.93		4.60		67
Year ended 12/31/09	7.59	0.49	0.61	1.10	(0.46)	—	(0.46)	8.23	14.82	49	0.02		9.92		6.18		155
Year ended 12/31/08	9.78	0.46	(2.09)	(1.63)	(0.53)	(0.03)	(0.56)	7.59	(17.23)	43	0.06		11.41		5.14		36
Class R6
Year ended 12/31/12(f)	9.38	0.04	(0.02)	0.02	(0.19)	(0.11)	(0.30)	9.10	0.30	10	0.00	(e)(g)	0.62	(e)(g)	1.55	(e)(g)	7

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.52%, 0.59%, 0.55%, 0.63% and 0.65% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $12,413, $19,485, $750, $3,571, $4,777, $1,859, $501, $533, $2,403 and $3 for Class A, Class AX, Class B, Class C, Class CX, Class R, Class RX Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date October 3, 2008 for Class Y shares; June 1, 2010 for Class AX, CX and RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

48                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2020 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$9.05	$0.22	$0.67	$0.89	$(0.33)	$(0.10)	$(0.43)	$9.51	9.89%	$41,873	0.25	%(e)	0.75	%(e)	2.24	%(e)	6%
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	26,420	0.25		0.80		2.59		15
Year ended 12/31/10	7.97	0.55	0.49	1.04	(0.44)	(0.01)	(0.45)	8.56	13.11	17,933	0.25		1.13		6.61		57
Year ended 12/31/09	6.93	0.62	0.94	1.56	(0.52)	—	(0.52)	7.97	22.49	11,371	0.30		2.08		8.23		185
Year ended 12/31/08	9.96	0.39	(3.13)	(2.74)	(0.25)	(0.04)	(0.29)	6.93	(27.53)	5,899	0.38		3.48		4.54		30
Class AX
Year ended 12/31/12	9.05	0.21	0.68	0.89	(0.33)	(0.10)	(0.43)	9.51	9.89	14,125	0.25	(e)	0.75	(e)	2.24	(e)	6
Year ended 12/31/11	8.56	0.23	0.61	0.84	(0.23)	(0.12)	(0.35)	9.05	9.84	15,291	0.25		0.80		2.59		15
Year ended 12/31/10(f)	8.14	0.33	0.54	0.87	(0.44)	(0.01)	(0.45)	8.56	10.75	21,136	0.25	(g)	0.73	(g)	6.61	(g)	57
Class B
Year ended 12/31/12	8.97	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.40	8.95	3,501	1.00	(e)	1.50	(e)	1.49	(e)	6
Year ended 12/31/11	8.49	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.97	9.04	3,163	1.00		1.55		1.84		15
Year ended 12/31/10	7.91	0.49	0.48	0.97	(0.38)	(0.01)	(0.39)	8.49	12.30	2,899	1.00		1.88		5.86		57
Year ended 12/31/09	6.90	0.56	0.92	1.48	(0.47)	—	(0.47)	7.91	21.45	1,997	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.10)	(2.78)	(0.20)	(0.04)	(0.24)	6.90	(28.01)	1,431	1.13		4.23		3.79		30
Class C
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	10,550	1.00	(e)	1.50	(e)	1.49	(e)	6
Year ended 12/31/11	8.47	0.16	0.60	0.76	(0.16)	(0.12)	(0.28)	8.95	9.06	5,322	1.00		1.55		1.84		15
Year ended 12/31/10	7.90	0.49	0.47	0.96	(0.38)	(0.01)	(0.39)	8.47	12.19	3,966	1.00		1.88		5.86		57
Year ended 12/31/09	6.88	0.56	0.93	1.49	(0.47)	—	(0.47)	7.90	21.66	2,125	1.05		2.83		7.48		185
Year ended 12/31/08	9.92	0.32	(3.12)	(2.80)	(0.20)	(0.04)	(0.24)	6.88	(28.21)	852	1.13		4.23		3.79		30
Class CX
Year ended 12/31/12	8.95	0.14	0.66	0.80	(0.27)	(0.10)	(0.37)	9.38	8.97	3,759	1.00	(e)	1.50	(e)	1.49	(e)	6
Year ended 12/31/11	8.48	0.16	0.60	0.76	(0.17)	(0.12)	(0.29)	8.95	8.93	3,862	1.00		1.55		1.84		15
Year ended 12/31/10(f)	8.04	0.29	0.54	0.83	(0.38)	(0.01)	(0.39)	8.48	10.37	4,543	1.00	(g)	1.48	(g)	5.86	(g)	57
Class R
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	10,942	0.50	(e)	1.00	(e)	1.99	(e)	6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	5,930	0.50		1.05		2.34		15
Year ended 12/31/10	7.95	0.53	0.49	1.02	(0.42)	(0.01)	(0.43)	8.54	12.90	5,214	0.50		1.38		6.36		57
Year ended 12/31/09	6.92	0.61	0.92	1.53	(0.50)	—	(0.50)	7.95	22.15	2,542	0.55		2.33		7.98		185
Year ended 12/31/08	9.95	0.38	(3.14)	(2.76)	(0.23)	(0.04)	(0.27)	6.92	(27.72)	974	0.63		3.73		4.29		30
Class RX
Year ended 12/31/12	9.02	0.19	0.67	0.86	(0.31)	(0.10)	(0.41)	9.47	9.58	1,957	0.50	(e)	1.00	(e)	1.99	(e)	6
Year ended 12/31/11	8.54	0.21	0.60	0.81	(0.21)	(0.12)	(0.33)	9.02	9.49	1,443	0.50		1.05		2.34		15
Year ended 12/31/10(f)	8.11	0.32	0.54	0.86	(0.42)	(0.01)	(0.43)	8.54	10.67	1,328	0.50	(g)	0.98	(g)	6.36	(g)	57
Class Y
Year ended 12/31/12	9.06	0.24	0.66	0.90	(0.35)	(0.10)	(0.45)	9.51	10.00	6,486	0.00	(e)	0.50	(e)	2.49	(e)	6
Year ended 12/31/11	8.57	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.06	10.08	395	0.00		0.55		2.84		15
Year ended 12/31/10	7.97	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.57	13.52	133	0.00		0.88		6.86		57
Year ended 12/31/09	6.93	0.63	0.94	1.57	(0.53)	—	(0.53)	7.97	22.70	16	0.05		1.83		8.48		185
Year ended 12/31/08(f)	8.21	0.08	(1.07)	(0.99)	(0.25)	(0.04)	(0.29)	6.93	(12.03)	50	0.08	(g)	4.83	(g)	4.84	(g)	30
Class R5
Year ended 12/31/12	9.09	0.24	0.67	0.91	(0.35)	(0.10)	(0.45)	9.55	10.08	5,839	0.00	(e)	0.42	(e)	2.49	(e)	6
Year ended 12/31/11	8.60	0.25	0.61	0.86	(0.25)	(0.12)	(0.37)	9.09	10.04	12	0.00		0.47		2.84		15
Year ended 12/31/10	8.00	0.58	0.49	1.07	(0.46)	(0.01)	(0.47)	8.60	13.47	12	0.00		0.72		6.86		57
Year ended 12/31/09	6.95	0.64	0.94	1.58	(0.53)	—	(0.53)	8.00	22.79	11	0.07		1.68		8.46		185
Year ended 12/31/08	9.99	0.42	(3.16)	(2.74)	(0.26)	(0.04)	(0.30)	6.95	(27.41)	9	0.13		2.98		4.79		30
Class R6
Year ended 12/31/12(f)	9.96	0.07	(0.02)	0.05	(0.35)	(0.10)	(0.45)	9.56	0.57	10	0.00	e)(g)	0.30	(e)(g)	2.49	(e)(g)	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.71%, 0.85%, 0.79%, 0.74% and 0.74% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $34,341, $15,006, $3,420, $7,972, $3,798, $8,511, $1,639, $3,781, $4,867 and $3 for Class A, Class AX, Class B, Class C, Class CX, Class R Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date October 3, 2008 for Class Y shares; June 1, 2010 for Class AX, CX and RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

49                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2030 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$8.72	$0.25	$0.67	$0.92	$(0.36)	$(0.05)	$(0.41)	$9.23	10.55%	$38,142	0.25	%(e)	0.76	%(e)	2.66	%(e)	3%
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	22,508	0.25		0.95		2.89		9
Year ended 12/31/10	7.58	0.53	0.45	0.98	(0.42)	—	(0.42)	8.14	13.06	13,983	0.25		1.32		6.63		32
Year ended 12/31/09	6.33	0.57	1.12	1.69	(0.44)	—	(0.44)	7.58	26.76	8,346	0.33		2.40		8.05		201
Year ended 12/31/08	9.89	0.29	(3.62)	(3.33)	(0.18)	(0.05)	(0.23)	6.33	(33.64)	3,088	0.40		4.07		3.50		17
Class AX
Year ended 12/31/12	8.72	0.25	0.67	0.92	(0.36)	(0.05)	(0.41)	9.23	10.55	10,273	0.25	(e)	0.76	(e)	2.66	(e)	3
Year ended 12/31/11	8.14	0.25	0.57	0.82	(0.23)	(0.01)	(0.24)	8.72	10.16	10,834	0.25		0.95		2.89		9
Year ended 12/31/10(f)	7.73	0.32	0.51	0.83	(0.42)	—	(0.42)	8.14	10.86	13,388	0.25	(g)	0.92	(g)	6.63	(g)	32
Class B
Year ended 12/31/12	8.65	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.14	9.70	3,507	1.00	(e)	1.51	(e)	1.91	(e)	3
Year ended 12/31/11	8.08	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.65	9.36	3,068	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.44	0.90	(0.36)	—	(0.36)	8.08	12.08	3,223	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.51	1.12	1.63	(0.40)	—	(0.40)	7.54	25.86	2,424	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.22	(3.59)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	1,386	1.15		4.82		2.75		17
Class C
Year ended 12/31/12	8.64	0.18	0.66	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	10,976	1.00	(e)	1.51	(e)	1.91	(e)	3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	6,107	1.00		1.70		2.14		9
Year ended 12/31/10	7.54	0.46	0.43	0.89	(0.36)	—	(0.36)	8.07	11.95	3,550	1.00		2.07		5.88		32
Year ended 12/31/09	6.31	0.52	1.11	1.63	(0.40)	—	(0.40)	7.54	25.86	2,164	1.08		3.15		7.30		201
Year ended 12/31/08	9.87	0.23	(3.60)	(3.37)	(0.14)	(0.05)	(0.19)	6.31	(34.18)	938	1.15		4.82		2.75		17
Class CX
Year ended 12/31/12	8.64	0.17	0.67	0.84	(0.30)	(0.05)	(0.35)	9.13	9.71	2,017	1.00	(e)	1.51	(e)	1.91	(e)	3
Year ended 12/31/11	8.07	0.18	0.57	0.75	(0.17)	(0.01)	(0.18)	8.64	9.37	1,883	1.00		1.70		2.14		9
Year ended 12/31/10(f)	7.65	0.28	0.50	0.78	(0.36)	—	(0.36)	8.07	10.34	2,989	1.00	(g)	1.67	(g)	5.88	(g)	32
Class R
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.25	12,296	0.50	(e)	1.01	(e)	2.41	(e)	3
Year ended 12/31/11	8.11	0.22	0.57	0.79	(0.21)	(0.01)	(0.22)	8.68	9.83	7,636	0.50		1.20		2.64		9
Year ended 12/31/10	7.56	0.51	0.44	0.95	(0.40)	—	(0.40)	8.11	12.71	6,707	0.50		1.57		6.38		32
Year ended 12/31/09	6.31	0.56	1.12	1.68	(0.43)	—	(0.43)	7.56	26.64	3,934	0.58		2.65		7.80		201
Year ended 12/31/08	9.88	0.26	(3.61)	(3.35)	(0.17)	(0.05)	(0.22)	6.31	(33.92)	1,534	0.65		4.32		3.25		17
Class RX
Year ended 12/31/12	8.68	0.22	0.67	0.89	(0.34)	(0.05)	(0.39)	9.18	10.26	1,177	0.50	(e)	1.01	(e)	2.41	(e)	3
Year ended 12/31/11	8.10	0.22	0.58	0.80	(0.21)	(0.01)	(0.22)	8.68	9.97	848	0.50		1.20		2.64		9
Year ended 12/31/10(f)	7.69	0.30	0.51	0.81	(0.40)	—	(0.40)	8.10	10.68	696	0.50	(g)	1.17	(g)	6.38	(g)	32
Class Y
Year ended 12/31/12	8.73	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.25	10.88	4,077	0.00	(e)	0.51	(e)	2.91	(e)	3
Year ended 12/31/11	8.15	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.73	10.40	2,403	0.00		0.70		3.14		9
Year ended 12/31/10	7.59	0.55	0.45	1.00	(0.44)	—	(0.44)	8.15	13.30	1,112	0.00		1.07		6.88		32
Year ended 12/31/09	6.33	0.60	1.12	1.72	(0.46)	—	(0.46)	7.59	27.13	221	0.08		2.15		8.30		201
Year ended 12/31/08(f)	7.77	0.06	(1.26)	(1.20)	(0.19)	(0.05)	(0.24)	6.33	(15.49)	50	0.11	(g)	5.07	(g)	3.79	(g)	17
Class R5
Year ended 12/31/12	8.75	0.27	0.68	0.95	(0.38)	(0.05)	(0.43)	9.27	10.86	18,476	0.00	(e)	0.40	(e)	2.91	(e)	3
Year ended 12/31/11	8.17	0.27	0.57	0.84	(0.25)	(0.01)	(0.26)	8.75	10.37	12	0.00		0.51		3.14		9
Year ended 12/31/10	7.60	0.55	0.46	1.01	(0.44)	—	(0.44)	8.17	13.43	18	0.00		0.91		6.88		32
Year ended 12/31/09	6.34	0.58	1.14	1.72	(0.46)	—	(0.46)	7.60	27.10	10	0.09		1.90		8.29		201
Year ended 12/31/08	9.90	0.32	(3.63)	(3.31)	(0.20)	(0.05)	(0.25)	6.34	(33.46)	8	0.15		3.50		3.75		17
Class R6
Year ended 12/31/12(f)	9.65	0.07	(0.02)	0.05	(0.38)	(0.05)	(0.43)	9.27	0.52	10	0.00	(e)(g)	0.32	(e)(g)	2.91	(e)(g)	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.85%, 0.87%, 0.79%, 0.78% and 0.76% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $31,128, $10,632, $3,443, $8,475, $1,966, $9,860, $1,016, $2,944, $12,922 and $3 for Class A, Class AX, Class B, Class C, Class CX, Class R Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date October 3, 2008 for Class Y shares; June 1, 2010 for Class AX, CX and RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

50                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2040 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$8.23	$0.24	$0.62	$0.86	$(0.33)	$—	$(0.33)	$8.76	10.38%	$28,426	0.25	%(e)	1.07	%(e)	2.69	%(e)	4%
Year ended 12/31/11	7.79	0.23	0.57	0.80	(0.36)	—	(0.36)	8.23	10.30	13,484	0.25		1.52		2.88		14
Year ended 12/31/10	7.36	0.53	0.42	0.95	(0.25)	(0.27)	(0.52)	7.79	13.03	8,727	0.25		1.94		6.79		26
Year ended 12/31/09	6.09	0.53	1.15	1.68	(0.41)	—	(0.41)	7.36	27.59	4,605	0.33		4.14		7.69		214
Year ended 12/31/08	9.83	0.23	(3.78)	(3.55)	(0.15)	(0.04)	(0.19)	6.09	(36.00)	1,907	0.41		8.63		2.88		29
Class AX
Year ended 12/31/12	8.22	0.23	0.63	0.86	(0.33)	—	(0.33)	8.75	10.51	3,999	0.25	(e)	1.07	(e)	2.69	(e)	4
Year ended 12/31/11	7.79	0.23	0.56	0.79	(0.36)	—	(0.36)	8.22	10.17	4,087	0.25		1.52		2.88		14
Year ended 12/31/10(f)	7.50	0.31	0.50	0.81	(0.25)	(0.27)	(0.52)	7.79	10.92	6,212	0.25	(g)	1.42	(g)	6.79	(g)	26
Class B
Year ended 12/31/12	8.15	0.17	0.63	0.80	(0.28)	—	(0.28)	8.67	9.79	1,263	1.00	(e)	1.82	(e)	1.94	(e)	4
Year ended 12/31/11	7.73	0.17	0.55	0.72	(0.30)	—	(0.30)	8.15	9.37	1,289	1.00		2.27		2.13		14
Year ended 12/31/10	7.32	0.46	0.41	0.87	(0.19)	(0.27)	(0.46)	7.73	12.08	1,115	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.16	1.63	(0.37)	—	(0.37)	7.32	26.90	773	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	522	1.16		9.38		2.13		29
Class C
Year ended 12/31/12	8.14	0.17	0.63	0.80	(0.28)	—	(0.28)	8.66	9.81	6,377	1.00	(e)	1.82	(e)	1.94	(e)	4
Year ended 12/31/11	7.73	0.17	0.54	0.71	(0.30)	—	(0.30)	8.14	9.24	3,468	1.00		2.27		2.13		14
Year ended 12/31/10	7.31	0.46	0.42	0.88	(0.19)	(0.27)	(0.46)	7.73	12.24	2,136	1.00		2.69		6.04		26
Year ended 12/31/09	6.06	0.47	1.15	1.62	(0.37)	—	(0.37)	7.31	26.72	1,387	1.08		4.89		6.94		214
Year ended 12/31/08	9.80	0.17	(3.76)	(3.59)	(0.11)	(0.04)	(0.15)	6.06	(36.53)	597	1.16		9.38		2.13		29
Class CX
Year ended 12/31/12	8.14	0.17	0.62	0.79	(0.28)	—	(0.28)	8.65	9.68	590	1.00	(e)	1.82	(e)	1.94	(e)	4
Year ended 12/31/11	7.72	0.17	0.55	0.72	(0.30)	—	(0.30)	8.14	9.38	595	1.00		2.27		2.13		14
Year ended 12/31/10(f)	7.42	0.28	0.48	0.76	(0.19)	(0.27)	(0.46)	7.72	10.44	747	1.00	(g)	2.17	(g)	6.04	(g)	26
Class R
Year ended 12/31/12	8.19	0.21	0.63	0.84	(0.31)	—	(0.31)	8.72	10.33	8,197	0.50	(e)	1.32	(e)	2.44	(e)	4
Year ended 12/31/11	7.77	0.21	0.55	0.76	(0.34)	—	(0.34)	8.19	9.81	3,692	0.50		1.77		2.63		14
Year ended 12/31/10	7.34	0.51	0.42	0.93	(0.23)	(0.27)	(0.50)	7.77	12.83	3,536	0.50		2.19		6.54		26
Year ended 12/31/09	6.07	0.52	1.15	1.67	(0.40)	—	(0.40)	7.34	27.47	1,840	0.58		4.39		7.44		214
Year ended 12/31/08	9.82	0.21	(3.78)	(3.57)	(0.14)	(0.04)	(0.18)	6.07	(36.27)	432	0.66		8.88		2.63		29
Class RX
Year ended 12/31/12	8.20	0.21	0.62	0.83	(0.31)	—	(0.31)	8.72	10.19	781	0.50	(e)	1.32	(e)	2.44	(e)	4
Year ended 12/31/11	7.76	0.21	0.57	0.78	(0.34)	—	(0.34)	8.20	10.08	631	0.50		1.77		2.63		14
Year ended 12/31/10(f)	7.47	0.30	0.49	0.79	(0.23)	(0.27)	(0.50)	7.76	10.73	570	0.50	(g)	1.67	(g)	6.54	(g)	26
Class Y
Year ended 12/31/12	8.24	0.26	0.63	0.89	(0.35)	—	(0.35)	8.78	10.83	1,967	0.00	(e)	0.82	(e)	2.94	(e)	4
Year ended 12/31/11	7.81	0.25	0.56	0.81	(0.38)	—	(0.38)	8.24	10.39	190	0.00		1.27		3.13		14
Year ended 12/31/10	7.37	0.55	0.43	0.98	(0.27)	(0.27)	(0.54)	7.81	13.42	398	0.00		1.69		7.04		26
Year ended 12/31/09	6.09	0.56	1.14	1.70	(0.42)	—	(0.42)	7.37	27.96	75	0.08		3.89		7.94		214
Year ended 12/31/08(f)	7.56	0.05	(1.32)	(1.27)	(0.16)	(0.04)	(0.20)	6.09	(16.73)	24	0.10	(g)	10.26	(g)	3.19	(g)	29
Class R5
Year ended 12/31/12	8.25	0.26	0.62	0.88	(0.35)	—	(0.35)	8.78	10.69	6,079	0.00	(e)	0.65	(e)	2.94	(e)	4
Year ended 12/31/11	7.81	0.25	0.57	0.82	(0.38)	—	(0.38)	8.25	10.52	13	0.00		1.02		3.13		14
Year ended 12/31/10	7.38	0.55	0.42	0.97	(0.27)	(0.27)	(0.54)	7.81	13.25	12	0.00		1.38		7.04		26
Year ended 12/31/09	6.09	0.53	1.18	1.71	(0.42)	—	(0.42)	7.38	28.13	11	0.08		3.49		7.94		214
Year ended 12/31/08	9.84	0.28	(3.82)	(3.54)	(0.17)	(0.04)	(0.21)	6.09	(35.94)	9	0.15		7.72		3.14		29
Class R6
Year ended 12/31/12(f)	9.09	0.07	(0.03)	0.04	(0.35)	—	(0.35)	8.78	0.46	10	0.00	e)(g)	0.53	(e)(g)	2.94	(e)(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.98%, 0.87%, 0.79%, 0.81% and 0.78% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $20,695, $4,069, $1,302, $5,023, $581, $6,403, $700, $933, $5,495 and $3 for Class A, Class AX, Class B, Class C, Class CX, Class R Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date October 3, 2008 for Class Y shares; June 1, 2010 for Class AX, CX and RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

51                         Invesco Balanced-Risk Retirement Funds

NOTE 11—Financial Highlights—(continued)

Invesco Balanced-Risk Retirement 2050 Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$8.20	$0.23	$0.63	$0.86	$(0.35)	$(0.03)	$(0.38)	$8.68	10.47%	$12,933	0.25	%(e)	1.57	%(e)	2.62	%(e)	4%
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	7,586	0.25		3.01		3.34		22
Year ended 12/31/10	7.13	0.48	0.44	0.92	(0.43)	—	(0.43)	7.62	13.08	3,693	0.25		3.63		6.42		27
Year ended 12/31/09	5.87	0.45	1.19	1.64	(0.38)	—	(0.38)	7.13	27.92	2,533	0.32		7.20		6.87		214
Year ended 12/31/08	9.78	0.17	(3.84)	(3.67)	(0.17)	(0.07)	(0.24)	5.87	(37.51)	1,248	0.42		11.10		2.10		27
Class AX
Year ended 12/31/12	8.20	0.23	0.64	0.87	(0.35)	(0.03)	(0.38)	8.69	10.59	1,258	0.25	(e)	1.57	(e)	2.62	(e)	4
Year ended 12/31/11	7.62	0.27	0.50	0.77	(0.19)	—	(0.19)	8.20	10.16	1,430	0.25		3.01		3.34		22
Year ended 12/31/10(f)	7.27	0.29	0.49	0.78	(0.43)	—	(0.43)	7.62	10.91	1,793	0.25	(g)	2.97	(g)	6.42	(g)	27
Class B
Year ended 12/31/12	8.11	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.57	9.68	473	1.00	(e)	2.32	(e)	1.86	(e)	4
Year ended 12/31/11	7.55	0.20	0.51	0.71	(0.15)	—	(0.15)	8.11	9.39	478	1.00		3.76		2.59		22
Year ended 12/31/10	7.08	0.42	0.43	0.85	(0.38)	—	(0.38)	7.55	12.13	489	1.00		4.38		5.67		27
Year ended 12/31/09	5.84	0.40	1.18	1.58	(0.34)	—	(0.34)	7.08	27.02	432	1.07		7.95		6.12		214
Year ended 12/31/08	9.75	0.11	(3.82)	(3.71)	(0.13)	(0.07)	(0.20)	5.84	(38.03)	214	1.17		11.85		1.35		27
Class C
Year ended 12/31/12	8.13	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.59	9.66	3,975	1.00	(e)	2.32	(e)	1.87	(e)	4
Year ended 12/31/11	7.57	0.20	0.51	0.71	(0.15)	—	(0.15)	8.13	9.36	1,872	1.00		3.76		2.59		22
Year ended 12/31/10	7.09	0.42	0.44	0.86	(0.38)	—	(0.38)	7.57	12.26	709	1.00		4.38		5.67		27
Year ended 12/31/09	5.85	0.40	1.18	1.58	(0.34)	—	(0.34)	7.09	26.97	487	1.07		7.95		6.12		214
Year ended 12/31/08	9.76	0.10	(3.81)	(3.71)	(0.13)	(0.07)	(0.20)	5.85	(37.99)	253	1.17		11.85		1.35		27
Class CX
Year ended 12/31/12	8.12	0.16	0.63	0.79	(0.30)	(0.03)	(0.33)	8.58	9.67	128	1.00	(e)	2.32	(e)	1.87	(e)	4
Year ended 12/31/11	7.56	0.20	0.51	0.71	(0.15)	—	(0.15)	8.12	9.37	99	1.00		3.76		2.59		22
Year ended 12/31/10(f)	7.20	0.25	0.49	0.74	(0.38)	—	(0.38)	7.56	10.40	335	1.00	(g)	3.72	(g)	5.67	(g)	27
Class R
Year ended 12/31/12	8.17	0.21	0.62	0.83	(0.33)	(0.03)	(0.36)	8.64	10.17	3,846	0.50	(e)	1.82	(e)	2.37	(e)	4
Year ended 12/31/11	7.59	0.24	0.51	0.75	(0.17)	—	(0.17)	8.17	9.98	1,930	0.50		3.26		3.09		22
Year ended 12/31/10	7.11	0.46	0.43	0.89	(0.41)	—	(0.41)	7.59	12.74	1,708	0.50		3.88		6.17		27
Year ended 12/31/09	5.85	0.44	1.18	1.62	(0.36)	—	(0.36)	7.11	27.80	969	0.57		7.45		6.62		214
Year ended 12/31/08	9.77	0.14	(3.84)	(3.70)	(0.15)	(0.07)	(0.22)	5.85	(37.78)	275	0.67		11.35		1.85		27
Class RX
Year ended 12/31/12	8.17	0.21	0.63	0.84	(0.33)	(0.03)	(0.36)	8.65	10.30	205	0.50	(e)	1.82	(e)	2.37	(e)	4
Year ended 12/31/11	7.60	0.24	0.50	0.74	(0.17)	—	(0.17)	8.17	9.84	146	0.50		3.26		3.09		22
Year ended 12/31/10(f)	7.24	0.27	0.51	0.78	(0.42)	—	(0.42)	7.60	10.85	135	0.50	(g)	3.22	(g)	6.17	(g)	27
Class Y
Year ended 12/31/12	8.21	0.25	0.63	0.88	(0.37)	(0.03)	(0.40)	8.69	10.68	1,336	0.00	(e)	1.32	(e)	2.87	(e)	4
Year ended 12/31/11	7.63	0.29	0.50	0.79	(0.21)	—	(0.21)	8.21	10.36	482	0.00		2.76		3.59		22
Year ended 12/31/10	7.14	0.51	0.43	0.94	(0.45)	—	(0.45)	7.63	13.33	196	0.00		3.38		6.67		27
Year ended 12/31/09	5.87	0.47	1.19	1.66	(0.39)	—	(0.39)	7.14	28.32	51	0.07		6.95		7.12		214
Year ended 12/31/08(f)	7.42	0.04	(1.35)	(1.31)	(0.17)	(0.07)	(0.24)	5.87	(17.57)	42	0.09	(g)	19.27	(g)	2.43	(g)	27
Class R5
Year ended 12/31/12	8.21	0.25	0.64	0.89	(0.37)	(0.03)	(0.40)	8.70	10.80	5,747	0.00	(e)	1.08	(e)	2.87	(e)	4
Year ended 12/31/11	7.62	0.29	0.51	0.80	(0.21)	—	(0.21)	8.21	10.50	11	0.00		2.36		3.59		22
Year ended 12/31/10	7.14	0.50	0.43	0.93	(0.45)	—	(0.45)	7.62	13.18	10	0.00		3.03		6.67		27
Year ended 12/31/09	5.87	0.44	1.22	1.66	(0.39)	—	(0.39)	7.14	28.32	21	0.06		6.36		7.13		214
Year ended 12/31/08	9.79	0.19	(3.86)	(3.67)	(0.18)	(0.07)	(0.25)	5.87	(37.42)	32	0.15		10.22		2.37		27
Class R6
Year ended 12/31/12(f)	9.06	0.07	(0.02)	0.05	(0.37)	(0.03)	(0.40)	8.71	0.52	10	0.00	e)(g)	0.99	(e)(g)	2.87	(e)(g)	4

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 1.11%, 0.87%, 0.79%, 0.82% and 0.78% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $11,109, $1,463, $488, $3,080, $114, $2,811, $181, $652, $4,915 and $3 for Class A, Class AX, Class B, Class C, Class CX, Class R Class RX, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date October 3, 2008 for Class Y shares; June 1, 2010 for Class AX, CX and RX shares and September 24, 2012 for Class R6 shares, respectively.
(g)	Annualized.

52                         Invesco Balanced-Risk Retirement Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Balanced-Risk Retirement Now Fund,

Invesco Balanced-Risk Retirement 2020 Fund,

Invesco Balanced-Risk Retirement 2030 Fund,

Invesco Balanced-Risk Retirement 2040 Fund

and Invesco Balanced-Risk Retirement 2050 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Balanced-Risk Retirement Now Fund, Invesco Balanced-Risk Retirement 2020 Fund, Invesco Balanced-Risk Retirement 2030 Fund, Invesco Balanced-Risk Retirement 2040 Fund and Invesco Balanced-Risk Retirement 2050 Fund (five of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

53                         Invesco Balanced-Risk Retirement Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012, through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class S shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Balanced-Risk Retirement Now Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,033.30	$1.28	$1,023.88	$1.27	0.25%
AX	1,000.00	1,033.30	1.28	1,023.88	1.27	0.25
B	1,000.00	1,030.30	5.10	1,020.11	5.08	1.00
C	1,000.00	1,029.10	5.10	1,020.11	5.08	1.00
CX	1,000.00	1,030.30	5.10	1,020.11	5.08	1.00
R	1,000.00	1,031.50	2.55	1,022.62	2.54	0.50
RX	1,000.00	1,032.60	2.55	1,022.62	2.54	0.50
Y	1,000.00	1,035.00	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,035.00	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,003.00	0.00	1,025.14	0.00	0.00

54                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2020 Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,052.40	$1.29	$1,023.88	$1.27	0.25%
AX	1,000.00	1,052.40	1.29	1,023.88	1.27	0.25
B	1,000.00	1,048.60	5.15	1,020.11	5.08	1.00
C	1,000.00	1,047.50	5.15	1,020.11	5.08	1.00
CX	1,000.00	1,047.50	5.15	1,020.11	5.08	1.00
R	1,000.00	1,050.40	2.58	1,022.62	2.54	0.50
RX	1,000.00	1,050.40	2.58	1,022.62	2.54	0.50
Y	1,000.00	1,053.50	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,053.30	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,005.70	0.00	1,025.14	0.00	0.00

Invesco Balanced-Risk Retirement 2030 Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,057.00	$1.29	$1,023.88	$1.27	0.25%
AX	1,000.00	1,055.80	1.29	1,023.88	1.27	0.25
B	1,000.00	1,052.00	5.16	1,020.11	5.08	1.00
C	1,000.00	1,052.00	5.16	1,020.11	5.08	1.00
CX	1,000.00	1,052.00	5.16	1,020.11	5.08	1.00
R	1,000.00	1,055.10	2.58	1,022.62	2.54	0.50
RX	1,000.00	1,055.20	2.58	1,022.62	2.54	0.50
Y	1,000.00	1,058.00	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,057.80	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,005.20	0.00	1,025.14	0.00	0.00

Invesco Balanced-Risk Retirement 2040 Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,055.00	$1.29	$1,023.88	$1.27	0.25%
AX	1,000.00	1,056.30	1.29	1,023.88	1.27	0.25
B	1,000.00	1,052.70	5.16	1,020.11	5.08	1.00
C	1,000.00	1,052.80	5.16	1,020.11	5.08	1.00
CX	1,000.00	1,052.90	5.16	1,020.11	5.08	1.00
R	1,000.00	1,055.60	2.58	1,022.62	2.54	0.50
RX	1,000.00	1,054.40	2.58	1,022.62	2.54	0.50
Y	1,000.00	1,058.20	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,056.90	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,004.60	0.00	1,025.14	0.00	0.00

55                         Invesco Balanced-Risk Retirement Funds

Invesco Balanced-Risk Retirement 2050 Fund

Class	Beginning Account Value (07/01/12)	Actual		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12) [1]	Expenses Paid During Period [2]	Ending Account Value (12/31/12)	Expenses Paid During Period [3]
A	$1,000.00	$1,055.80	$1.29	$1,023.88	$1.27	0.25%
AX	1,000.00	1,056.90	1.29	1,023.88	1.27	0.25
B	1,000.00	1,051.40	5.16	1,020.11	5.08	1.00
C	1,000.00	1,052.50	5.16	1,020.11	5.08	1.00
CX	1,000.00	1,051.40	5.16	1,020.11	5.08	1.00
R	1,000.00	1,055.20	2.58	1,022.62	2.54	0.50
RX	1,000.00	1,055.20	2.58	1,022.62	2.54	0.50
Y	1,000.00	1,056.60	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,056.60	0.00	1,025.14	0.00	0.00
R6	1,000.00	1,005.20	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2012, through December 31, 2012 (as of close of business September 24, 2012, through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012, through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of each Fund and other funds because such data is based on a full six month period.

56                         Invesco Balanced-Risk Retirement Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax

	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Balanced-Risk Retirement Now Fund	$589,119	0.00%	0.00%	0.35%
Invesco Balanced-Risk Retirement 2020 Fund	1,014,325	0.00	0.00	0.34
Invesco Balanced-Risk Retirement 2030 Fund	537,739	0.00	0.00	0.34
Invesco Balanced-Risk Retirement 2040 Fund	—	0.00	0.00	0.34
Invesco Balanced-Risk Retirement 2050 Fund	82,682	0.00	0.00	0.34

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Balanced-Risk Retirement Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Retirement Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526	IBRR-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Allocation Funds
Invesco Conservative Allocation Fund Invesco Growth Allocation Fund Invesco Moderate Allocation Fund

Invesco Conservative Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 4/29/05; index data from 4/30/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

2                Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.04%
5 Years	1.98
1 Year	5.15

Class B Shares
Inception (4/29/05)	4.03%
5 Years	2.03
1 Year	5.33

Class C Shares
Inception (4/29/05)	4.05%
5 Years	2.39
1 Year	9.31

Class R Shares
Inception (4/29/05)	4.55%
5 Years	2.89
1 Year	10.92

Class S Shares
Inception	4.83%
5 Years	3.16
1 Year	11.27

Class Y Shares
Inception	4.92%
5 Years	3.30
1 Year	11.46

Class R5 Shares
Inception (4/29/05)	5.08%
5 Years	3.40
1 Year	11.56

Class S shares incepted on June 6, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.17%, 1.92%, 1.92%, 1.42%, 1.07%, 0.92% and 0.85%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.64% for Invesco Conservative Allocation Fund.

3                Invesco Allocation Funds

Invesco Growth Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.61%
5 Years	-1.18
1 Year	8.42

Class B Shares
Inception (4/30/04)	4.58%
5 Years	-1.14
1 Year	8.73

Class C Shares
Inception (4/30/04)	4.51%
5 Years	-0.79
1 Year	12.73

Class R Shares
Inception (4/30/04)	5.04%
5 Years	-0.29
1 Year	14.32

Class S Shares
Inception	5.33%
5 Years	0.02
1 Year	14.70

Class Y Shares
Inception	5.42%
5 Years	0.17
1 Year	14.88

Class R5 Shares
Inception (4/30/04)	5.62%
5 Years	0.27
1 Year	14.95

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.36%, 2.11%, 2.11%, 1.61%, 1.26%, 1.11% and 0.91%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.78% for Invesco Growth Allocation Fund.

5                Invesco Allocation Funds

Invesco Moderate Allocation Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 4/30/04

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Allocation Funds

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	4.78%
5 Years	1.18
1 Year	7.00

Class B Shares
Inception (4/30/04)	4.75%
5 Years	1.24
1 Year	7.37

Class C Shares
Inception (4/30/04)	4.68%
5 Years	1.57
1 Year	11.38

Class R Shares
Inception (4/30/04)	5.21%
5 Years	2.08
1 Year	12.91

Class S Shares
Inception	5.49%
5 Years	2.38
1 Year	13.31

Class Y Shares
Inception	5.59%
5 Years	2.54
1 Year	13.46

Class R5 Shares
Inception (4/30/04)	5.75%
5 Years	2.59
1 Year	13.49

Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares was 1.23%, 1.98%, 1.98%, 1.48%, 1.13%. 0.98% and 0.82%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on the Fund’s Class A, B, C, R, S and Y shares in the past, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.72% for Invesco Moderate Allocation Fund.

7                Invesco Allocation Funds

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

8                Invesco Allocation Funds

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

9                Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Conservative Allocation Fund

For the year ended December 31, 2012, Invesco Conservative Allocation Fund, at net asset value (NAV), outperformed its custom style-specific benchmark. Positive absolute performance from global developed market equities drove results throughout the year. Commodities declined overall and experienced meaningful volatility. Government bonds produced positive absolute returns serving as safe haven assets during periods of heightened volatility, particularly in April and May of 2012.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.28%
Class B Shares	10.33
Class C Shares	10.31
Class R Shares	10.92
Class S Shares	11.27
Class Y Shares	11.46
Class R5 Shares*	11.56
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Conservative Allocation Index■ (Style-Specific Index)	8.02
Lipper Mixed-Asset Target Allocation Conservative Funds Index ¿ (Peer Group Index)	8.92

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.;

¿Lipper Inc.

*Effective	September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

Invesco Conservative Allocation Fund is intended for investors with a low to moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and alternative asset classes), investment styles (value, blend/core and growth), regions (domestic and international) and market capitalizations (mid and large). The underlying funds include bond funds, which represent approximately 54.50% of the portfolio; stock funds, which represent approximately 30.08% of the portfolio; and alternative funds such as global real estate, balanced-risk allocation and commodity funds that represent approximately 15.42% of the portfolio.

The balanced-risk allocation underlying funds can shift exposures between equities, fixed income and commodities. The commodity underlying fund invests in instruments that provide exposure to the commodities market. They gain exposure to their underlying assets through the use of derivatives, including futures, swap agreements and commodity-linked notes.

    While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

    We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

    While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio quarterly to maintain its target asset class allocations. There are also additional triggers in place to rebalance intra-quarter if allocations stray from a specified range.

Market conditions and your Fund

The year began with the advance of equities and commodities driven by indications of improving economic data and continued stimulus from global monetary authorities. Most sovereign bond markets fell during the first quarter of 2012 on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further Treasury bond purchase programs.

    During April and May, risky asset gains from earlier in the year were eroded as a result of renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in risky assets.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. Riskier assets, especially commodities, were able to

Portfolio Composition

Asset Class	Target Allocation Range	% of Total Net Assets as of 12/31/12
Intermediate Term Taxable Investment Grade	24.52%	24.35%
Taxable Non-Investment Grade	14.36	14.39
Balanced-Risk	13.50	13.09
Large-Cap Value	8.78	8.83
International/Global Blend	4.00	4.26
Large-Cap Growth	3.86	3.76
International/Global Growth	3.68	3.76
Emerging Markets Fixed Income	3.27	3.34
Emerging Markets	3.20	3.31
Large-Cap Blend	2.72	2.73
Mid-Cap Blend	2.08	2.15
Global Real Estate	1.92	2.02
Small-Cap Blend	1.76	1.79
Cash Equivalents Plus Other Assets Less Liabilities	12.35	12.22

Total Net Assets	$337.2 million

Fund Nasdaq Symbols
Class A Shares	CAAMX
Class B Shares	CMBAX
Class C Shares	CACMX
Class R Shares	CMARX
Class S Shares	CMASX
Class Y Shares	CAAYX
Class R5 Shares	CMAIX

10                Invesco Allocation Funds

stage a bounce back on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down as markets see-sawed between concerns over inflation and the continuing weakness in Europe.

    The year ended with a lift in equities offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. Equities were the lone bright spot while commodity markets were weighed down by concerns over falling demand and an improvement in crop yields. Government bond yields ultimately made their way higher as the market experienced both rallies and sell-offs.

    Invesco Core Plus Bond Fund, Invesco Balanced-Risk Allocation Fund and Invesco High Yield Fund were the top contributors to absolute Fund performance for the reporting period. There were no absolute detractors from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco International Core Equity Fund, PowerShares 1-30 Laddered Treasury Portfolio and Invesco American Franchise Fund were the largest detractors from performance.

    Please note that some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Core Plus Bond Fund – may be primarily implemented with derivatives, which may create economic leverage in the underlying funds. Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Finally, we thank you for your continued commitment to Invesco Conservative Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Conservative Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

11                Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Growth Allocation Fund

For the year ended December 31, 2012, Invesco Growth Allocation Fund, at net asset value (NAV), performed in line with its custom style-specific benchmark. Positive absolute performance from global developed market equities drove results throughout the year. Commodities declined overall and experienced meaningful volatility. Government bonds produced positive absolute returns serving as safe haven assets during periods of heightened volatility, particularly in April and May of 2012.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.68%
Class B Shares	13.73
Class C Shares	13.73
Class R Shares	14.32
Class S Shares	14.70
Class Y Shares	14.88
Class R5 Shares*	14.95
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Growth Allocation Index■ (Style-Specific Index)	14.35
Lipper Multi-Cap Core Funds Index¿(Peer Group Index)	16.15

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.;

¿Lipper Inc.

*Effective	September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

Invesco Growth Allocation Fund is intended for investors with a relatively high risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and alternative asset classes), investment styles (value, blend/ core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent approximately 66.74% of the portfolio; alternative funds such as global real estate, balanced-risk allocation and commodity funds that which represent approximately 26.26% of the portfolio; and one bond fund, which represents approximately 7% of the portfolio.

    The balanced-risk allocation and underlying funds can shift exposures between equities, fixed income and commodities. The commodity underlying fund invests in instruments that provide exposure to the commodities market. They gain exposure to their underlying assets through the use of derivatives, including futures, swap agreements and commodity-linked notes.

While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

    We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

    While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio quarterly to maintain its target asset class allocations. There are also additional triggers in place to rebalance intra-quarter if allocations stray from a specified range.

Market conditions and your Fund

The year began with the advance of equities and commodities driven by indications of improving economic data and continued stimulus from global monetary authorities. Most sovereign bond markets fell during the first quarter of 2012 on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further Treasury bond purchase programs.

    During April and May, risky asset gains from earlier in the year were eroded as a result of renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in risky assets.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. Riskier assets, especially commodities, were able to stage a bounce back on expectations for

Portfolio Composition

Asset Class	Target Allocation Range*	% of Total Net Assets as of 12/31/12
Balanced-Risk	22.00%	21.15%
Large-Cap Value	19.48	19.41
International/Global Blend	8.88	9.37
International/Global Growth	8.17	8.29
Large-Cap Growth	8.57	8.27
Emerging Markets	7.10	7.29
Taxable Non-Investment Grade	7.00	6.85
Large-Cap Blend	6.03	5.98
Mid-Cap Blend	4.62	4.75
Global Real Estate	4.26	4.43
Small-Cap Blend	3.91	3.93
Cash Equivalents Plus Other Assets Less Liabilities	0.00	0.28
*	Total may not equal 100% due to rounding.

Total Net Assets	$883.1 million

Fund Nasdaq Symbols
Class A Shares	AADAX
Class B Shares	AAEBX
Class C Shares	AADCX
Class R Shares	AADRX
Class S Shares	AADSX
Class Y Shares	AADYX
Class R5 Shares	AADIX

12                Invesco Allocation Funds

additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down as markets see-sawed between concerns over inflation and the continuing weakness in Europe.

    The year ended with a lift in equities offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. Equities were the lone bright spot while commodity markets were weighed down by concerns over falling demand and an improvement in crop yields. Government bond yields ultimately made their way higher as the market experienced both rallies and sell-offs.

    Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund and Invesco Developing Markets Fund were the top contributors to absolute Fund performance for the reporting period. There were no absolute detractors from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco International Core Equity Fund, Invesco American Franchise Fund and Invesco International Growth Fund were the largest detractors from performance.

    Please note that some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund and Invesco Balanced-Risk Commodity Strategy Fund – may be primarily implemented with derivatives, which may create economic leverage in the underlying funds. Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Finally, we thank you for your continued commitment to Invesco Growth Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Growth Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

13                Invesco Allocation Funds

Management’s Discussion of Fund Performance

Performance summary – Invesco Moderate Allocation Fund

For the year ended December 31, 2012, Invesco Moderate Allocation Fund, at net asset value (NAV), outperformed its custom style-specific benchmark. Positive absolute performance from global developed market equities drove results throughout the year. Commodities declined overall and experienced meaningful volatility. Government bonds produced positive absolute returns serving as safe haven during periods of heightened volatility, particularly in April and May of 2012.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.18%
Class B Shares	12.37
Class C Shares	12.38
Class R Shares	12.91
Class S Shares	13.31
Class Y Shares	13.46
Class R5 Shares*	13.49
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Moderate Allocation Index■ (Style-Specific Index)	11.84
Lipper Mixed-Asset Target Allocation Moderate Funds Index¿ (Peer Group Index)	11.74

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.;

¿Lipper Inc.

*Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

Invesco Moderate Allocation Fund is intended for investors with moderate risk tolerance. The Fund invests in underlying funds diversified among asset classes (stocks, bonds and alternative asset classes), investment styles (value, blend/ core and growth), regions (domestic and international) and market capitalizations (small, mid and large). These underlying funds include stock funds, which represent approximately 48.88% of the portfolio; bond funds, which represent approximately 30.50% of the portfolio; and alternative funds such as global real estate, balanced-risk allocation and commodity funds that represent approximately 20.62% of the portfolio.

    The balanced-risk allocation underlying funds can shift exposures between equities, fixed income and commodities. The commodity underlying fund invests in instruments that provide exposure to the commodities market. They gain exposure to their underlying assets through the use of derivatives, including futures, swap agreements and commodity-linked notes.

While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

    We establish target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

    While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio quarterly to maintain its target asset class allocations. There are also additional triggers in place to rebalance intra-quarter if allocations stray from a specified range.

Market conditions and your Fund

The year began with the advance of equities and commodities driven by indications of improving economic data and continued stimulus from global monetary authorities. Most sovereign bond markets fell during the first quarter of 2012 on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further Treasury bond purchase programs.

    During April and May, risky asset gains from earlier in the year were eroded as a result of renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in risky assets.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. Riskier assets, especially commodities, were able to stage a bounce back on expectations for additional monetary easing and hope

Portfolio Composition

Asset Class	Target Allocation Range	% of Total Net Assets as of 12/31/12
Balanced-Risk	17.50%	16.91%
Large-Cap Value	14.28	14.29
Taxable Non-Investment Grade	12.71	12.65
Intermediate Term Taxable Investment Grade	9.15	9.06
International/Global Blend	6.50	6.90
International/Global Growth	5.98	6.11
Large-Cap Growth	6.27	6.10
Emerging Markets	5.20	5.36
Large-Cap Blend	4.41	4.39
Mid-Cap Blend	3.38	3.50
Global Real Estate	3.12	3.25
Small-Cap Blend	2.86	2.90
Emerging Markets Fixed Income	2.44	2.48
Cash Equivalents Plus Other Assets Less Liabilities	6.20	6.10

Total Net Assets	$802.3 million

Fund Nasdaq Symbols
Class A Shares	AMKAX
Class B Shares	AMKBX
Class C Shares	AMKCX
Class R Shares	AMKRX
Class S Shares	AMKSX
Class Y Shares	ABKYX
Class R5 Shares	AMLIX

14                Invesco Allocation Funds

that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down as markets see-sawed between concerns over inflation and the continuing weakness in Europe.

    The year ended with a lift in equities offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. Equities were the lone bright spot while commodity markets were weighed down by concerns over falling demand and an improvement in crop yields. Government bond yields ultimately made their way higher as the market experienced both rallies and sell-offs.

    Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund and Invesco Developing Markets Fund were the top contributors to absolute Fund performance for the reporting period. There were no absolute detractors from overall Fund performance. Relative to the Fund’s custom style-specific index, Invesco International Core Equity Fund, Invesco American Franchise Fund and Invesco International Growth Fund were the largest detractors from performance.

    Please note that some of the underlying funds – which include, but are not limited to, Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Core Plus Bond Fund – may be primarily implemented with derivatives, which may create economic leverage in the underlying funds. Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

    Finally, we thank you for your continued commitment to Invesco Moderate Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Moderate Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Global Asset Allocation Team

15                Invesco Allocation Funds

Invesco Conservative Allocation Fund’s investment objective is total return consistent with a lower level of risk relative to the broad stock market.

Invesco Growth Allocation Fund’s investment objective is long-term growth of capital consistent with a higher level of risk relative to the broad stock market.

Invesco Moderate Allocation Fund’s investment objective is total return consistent with a moderate level of risk relative to the broad stock market.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class S shares and Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Call risk	X	X
Commodity-linked notes risk	X	X	X
Commodity risk	X	X	X
Concentration risk	X	X	X
Convertible securities risk		X
Counterparty risk	X	X	X
Credit risk	X	X	X
Currency/exchange rate risk	X	X	X
Debt securities risk		X
Derivatives risk	X	X	X
Developing/emerging markets securities risk	X	X	X
Dollar roll transactions risk	X		X
Exchange-traded funds risk	X	X	X
Exchange-traded notes risk	X	X	X
Financial institutions risk		X
Foreign securities risk	X	X	X
Fund of funds risk	X	X	X
Geographic focus risk		X
Growth investing risk		X
High yield bond (junk bond) risk	X	X	X
Indexing risk	X
Investing in the European Union risk		X
Interest rate risk	X	X	X
Issuer-specific changes risk	X
Large investor risk		X
Leverage risk	X	X	X
Liquidity risk	X	X	X
Management risk	X	X	X
Market risk	X	X	X
Market Trading risk	X
Mortgage- and asset-backed securities risk	X	X	X

16                Invesco Allocation Funds

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Non-correlation risk	X	X
Non-diversification risk	X	X	X
Preferred securities risk		X
Reinvestment risk	X	X	X
REIT risk/real estate risk		X
Small- and mid-capitalization risk		X
Subsidiary risk	X	X	X
Synthetic securities risk	X	X
Tax risk	X	X	X
US government obligations risk	X	X	X
Value investing style risk		X

Principal risks defined

■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying funds income and distributions to shareholders.

■

Commodity-linked notes risk. An underlying fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an underlying Fund.

■

Commodity risk. Certain of the underlying fund’s and Invesco Cayman Commodity Fund I Ltd. or Invesco Cayman Commodity Fund III Ltd., each a wholly-owned subsidiary of certain underlying funds organized under the laws of Cayman Islands (each a Subsidiary) investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the underlying fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the underlying fund’s and the Subsidiary’s performance are linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the underlying fund’s shares.

■

Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■	Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■

Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Debt securities risk. An underlying fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative continued on page 18

17                Invesco Allocation Funds

continued from page 17

strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries

■

Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by an underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

■

Exchange-traded funds (ETFs) risk. An investment by the Fund or underlying fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an ETF may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

■

Exchange-traded notes (ETNs) risk. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. ETNs are also subject to counterparty risk.

■

Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

■

Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■

Geographic focus risk. From time to time an underlying fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Indexing risk. Unlike many investment companies, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■

Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

■	Large investor risk. An underlying fund may accept investments from funds of funds, as well as from similar

18                 Invesco Allocation Funds

investment vehicles, such as 529 Plans. From time to time, an underlying fund may experience large investments or redemptions due to allocations or rebalancing by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, an underlying fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

■

Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

■	Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■

Non-correlation risk. An underlying fund’s return may not match the return of the underlying index of certain underlying exchange-traded funds for a number of reasons. For example, the Fund incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing an underlying fund’s securities holdings to reflect changes in the composition of an underlying index of certain underlying exchange-traded funds. In addition, the performance of an underlying fund and an underlying index of certain underlying exchange-traded funds may vary due to asset valuation differences and differences between an underlying fund’s portfolio and the underlying index of certain underlying exchange-traded funds resulting from legal restrictions, cost or liquidity constraints.

■

Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

■

Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

REIT risk/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to and underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■

Subsidiary risk. By investing in the Subsidiary, an underlying fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 (1940 Act), and except as otherwise noted in this prospectus, is not subject continued on page 20

19                Invesco Allocation Funds

continued from page 19

to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the underlying fund and the Subsidiary, respectively, are organized, could result in the inability of the underlying fund and/or the Subsidiary to operate as described in the underlying fund prospectus and SAI and could negatively affect the underlying fund and its shareholders.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of Invesco Balanced-Risk Allocation Fund, an underlying fund, from certain commodity-linked derivatives was treated as non-qualifying income, Invesco Balanced-Risk Allocation Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the fund level. Invesco Balanced-Risk Allocation Fund has received private letter rulings from the Internal Revenue Service confirming that income derived from its investments in the Subsidiary and a form of commodity-linked note constitutes qualifying income to Invesco Balanced-Risk Allocation Fund. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of Invesco Balanced-Risk Allocation Fund’s use of commodity-linked notes, or the Subsidiary, it could limit its ability to pursue its investment strategy. In this event, Invesco Balanced-Risk Allocation Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. Invesco Balanced-Risk Allocation Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

■

Value investing risk. Certain underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Custom Conservative Allocation Index, created by Invesco to serve as a benchmark for Invesco Conservative Allocation Fund, is composed of the S&P 500, the MSCI EAFE® and the Barclays U.S. Aggregate indexes. The composition of the index may change from time to time based on the target asset allocation of the Fund. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■

The Custom Growth Allocation Index, created by Invesco to serve as a benchmark for Invesco Growth Allocation Fund, comprises the S&P 500, MSCI EAFE and Barclays U.S. Aggregate indexes. The composition of the index may change from time to time based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core funds tracked by Lipper.
■

The Custom Moderate Allocation Index, created by Invesco to serve as a benchmark for Invesco Moderate Allocation Fund, comprises the S&P 500, MSCI EAFE and Barclays U.S. Aggregate indexes. The composition of the index may change from time to time based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will likely be altered in the future to better reflect the objective of the Fund.

■	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an unmanaged index considered representative of mixed-asset target allocation moderate funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust II. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd. Shares of PowerShares 1–30 Laddered Treasury Portfolio are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those Shares for redemption to the Fund in Creation Units only, typically consisting of aggregations of 50,000 shares.

20                Invesco Allocation Funds

Schedule of Investments

December 31, 2012

Invesco Conservative Allocation Fund

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–13.09%
Invesco Balanced-Risk Allocation Fund	9.40%	$27,965,029	$2,886,615	$(682,846)	$1,458,931		$907,114	$754,130	2,529,316	$31,692,331
Invesco Balanced-Risk Commodity Strategy Fund	3.69%	11,782,064	1,961,322	(1,570,198)	189,212		96,090	262,561	1,208,389	12,458,490
Total Asset Allocation Funds		39,747,093	4,847,937	(2,253,044)	1,648,143		1,003,204	1,016,691		44,150,821

Domestic Equity Funds–19.26%
Invesco American Franchise Fund	3.76%	11,477,896	1,596,055	(2,007,414)	1,445,978		180,140	49,889	1,001,788	12,692,655
Invesco Charter Fund	2.73%	8,160,396	729,587	(680,573)	930,615		67,464	136,111	498,780	9,207,489
Invesco Comstock Fund	2.54%	7,633,540	742,835	(1,111,732)	1,174,514		136,966	159,413	481,805	8,576,123
Invesco Diversified Dividend Fund	4.18%	12,590,644	1,020,751	(1,216,052)	1,562,406		336,210	296,279	1,045,436	14,082,019
Invesco Endeavor Fund	2.15%	6,326,491	1,360,444	(976,743)	376,612		814,038	29,570	409,541	7,260,880
Invesco Growth and Income Fund	2.11%	6,504,384	443,290	(687,263)	753,440		84,635	139,306	338,507	7,098,486
Invesco Small Cap Equity Fund	1.79%	5,342,125	775,614	(621,103)	440,824		345,971	—	434,007	6,041,379
Total Domestic Equity Funds		58,035,476	6,668,576	(7,300,880)	6,684,389		1,965,424	810,568		64,959,031

Fixed-Income Funds–54.07%
Invesco Core Plus Bond Fund	24.35%	75,409,626	8,878,419	(5,254,812)	3,168,143		(91,432)	3,163,460	7,471,332	82,109,944
Invesco Emerging Market Local Currency Debt Fund	3.34%	8,963,952	2,269,796	(1,181,232)	1,312,529		(53,874)	368,184	1,112,674	11,260,263
Invesco Floating Rate Fund	5.45%	16,740,960	1,780,774	(934,505)	838,908		(31,785)	933,843	2,337,275	18,394,352
Invesco High Yield Fund	4.99%	15,168,622	1,216,859	(1,165,838)	1,638,183		(32,201)	992,296	3,798,110	16,825,625
Invesco Premium Income Fund	3.95%	12,346,639	1,682,493	(1,462,334)	723,456		215,507	690,134	1,245,569	13,315,136
PowerShares 1-30 Laddered Treasury Portfolio–ETF	11.99%	38,158,744	7,123,870	(5,107,191)	(139,359)		528,916	816,967	1,240,400	40,437,040
Total Fixed-Income Funds		166,788,543	22,952,211	(15,105,912)	7,541,860		535,131	6,964,884		182,342,360

Foreign Equity Funds–11.33%
Invesco Developing Markets Fund	3.31%	9,261,273	1,454,290	(1,420,281)	1,822,666		38,971	127,825	329,794	11,156,919
Invesco International Core Equity Fund	4.26%	11,474,001	3,016,868	(1,742,534)	1,924,544		(304,837)	346,432	1,388,217	14,368,042
Invesco International Growth Fund	3.76%	10,830,312	1,543,500	(1,309,725)	1,630,734		6,460	166,010	434,975	12,701,281
Total Foreign Equity Funds		31,565,586	6,014,658	(4,472,540)	5,377,944		(259,406)	640,267		38,226,242

Real Estate Funds–2.02%
Invesco Global Real Estate Fund	2.02%	5,799,801	640,166	(940,385)	1,236,806		65,565	289,716	582,858	6,801,953

Money Market Funds–0.32%
Liquid Assets Portfolio–Institutional Class	0.16%	1,443,743	16,285,665	(17,199,143)	—		—	1,149	530,265	530,265
Premier Portfolio–Institutional Class	0.16%	1,443,744	16,285,665	(17,199,143)	—		—	876	530,266	530,266
Total Money Market Funds		2,887,487	32,571,330	(34,398,286)	—		—	2,025		1,060,531
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $302,943,811)	100.09%	$304,823,986	$73,694,878	$(64,471,047)	$22,489,142	(b)	$3,309,918 (c)	$9,724,151		$337,540,938
OTHER ASSETS LESS LIABILITIES	(0.09)%									(300,244)
NET ASSETS	100.00%									$337,240,694

Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded fund.
(b)	Includes $29,481 and $126,064 of return of capital from Invesco Emerging Market Local Currency Debt Fund and PowerShares 1-30 Laddered Treasury Portfolio—ETF.
(c)	Includes $842,512, $211,940, $639,962, $242,052, $21,427, $190,625 and $1,876 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Small Cap Equity Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Premium Income Fund and PowerShares 1-30 Laddered Treasury Portfolio—ETF, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2012

Invesco Growth Allocation Fund

Schedule of Investments in Affiliated Issuers–100.09%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–21.15%
Invesco Balanced-Risk Allocation Fund	15.67%	$133,958,847	$17,809,893	$(20,500,421)	$5,951,785	$4,837,097	$3,309,081	11,042,323	$138,360,305
Invesco Balanced-Risk Commodity Strategy Fund	5.48%	50,290,060	4,914,456	(7,960,222)	641,776	507,889	1,025,154	4,693,886	48,393,959
Total Asset Allocation Funds		184,248,907	22,724,349	(28,460,643)	6,593,561	5,344,986	4,334,235		186,754,264

Domestic Equity Funds–42.34%
Invesco American Franchise Fund	8.27%	72,433,403	5,777,968	(14,933,235)	8,775,751	1,001,234	288,605	5,765,992	73,055,121
Invesco Charter Fund	5.98%	51,321,889	1,826,036	(6,293,648)	5,182,541	769,757	784,567	2,860,595	52,806,575
Invesco Comstock Fund	5.59%	48,104,724	1,983,141	(8,478,326)	6,643,761	1,122,852	948,786	2,773,941	49,376,152
Invesco Diversified Dividend Fund	9.19%	79,218,917	5,485,848	(13,569,137)	8,776,558	2,522,875	1,761,743	6,028,708	81,206,700
Invesco Endeavor Fund	4.75%	40,037,226	7,053,412	(8,469,338)	2,035,417	4,989,445	170,765	2,365,104	41,931,648
Invesco Growth and Income Fund	4.63%	40,946,214	1,643,150	(6,696,302)	4,304,204	664,042	826,854	1,948,560	40,861,308
Invesco Small Cap Equity Fund	3.93%	33,816,007	2,577,329	(4,902,274)	2,405,654	2,203,271	—	2,493,003	34,702,602
Total Domestic Equity Funds		365,878,380	26,346,884	(63,342,260)	38,123,886	13,273,476	4,781,320		373,940,106

Fixed-Income Funds–6.85%
Invesco Premium Income Fund	6.85%	61,312,860	13,574,639	(18,010,532)	3,322,576	1,128,228	3,267,533	5,655,551	60,457,841

Foreign Equity Funds–24.95%
Invesco Developing Markets Fund	7.29%	58,468,477	4,985,803	(10,034,499)	10,715,419	234,518	741,216	1,902,741	64,369,718
Invesco International Core Equity Fund	9.37%	72,485,244	12,935,968	(11,832,035)	12,627,358	(3,396,565)	2,006,965	8,001,929	82,819,970
Invesco International Growth Fund	8.29%	68,448,471	3,536,439	(8,345,501)	10,503,227	(951,778)	961,469	2,506,536	73,190,858
Total Foreign Equity Funds		199,402,192	21,458,210	(30,212,035)	33,846,004	(4,113,825)	3,709,650		220,380,546

Real Estate Funds–4.43%
Invesco Global Real Estate Fund	4.43%	36,517,161	3,086,267	(8,228,502)	9,343,902	(1,632,926)	1,695,531	3,349,263	39,085,902

Money Market Funds–0.37%
Liquid Assets Portfolio–Institutional Class	0.18%	91,912	50,716,958	(49,181,313)	—	—	1,655	1,627,557	1,627,557
Premier Portfolio–Institutional Class	0.19%	91,912	50,716,958	(49,181,313)	—	—	1,276	1,627,557	1,627,557
Total Money Market Funds		183,824	101,433,916	(98,362,626)	—	—	2,931		3,255,114
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $769,371,159)	100.09%	$847,543,324	$188,624,265	$(246,616,598)	$91,229,929	$13,999,939 (b)	$17,791,200		$883,873,773
OTHER ASSETS LESS LIABILITIES	(0.09)%								(756,965)
NET ASSETS	100.00%								$883,116,808

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 shares of the mutual funds listed.
(b)	Includes $3,696,896, $1,228,361, $3,714,514, $1,397,385 and $869,930 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Small Cap Equity Fund and Invesco Premium Income Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Allocation Funds

Schedule of Investments—(continued)

December 31, 2012

Invesco Moderate Allocation Fund

Schedule of Investments in Affiliated Issuers–100.07%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation		Realized Gain (Loss)	Dividend Income	Shares 12/31/12	Value 12/31/12
Asset Allocation Funds–16.91%
Invesco Balanced-Risk Allocation Fund	12.31%	$90,965,195	$9,855,535	$(6,943,185)	$4,446,787		$3,083,118	$2,350,538	7,883,594	$98,781,435
Invesco Balanced-Risk Commodity Strategy Fund	4.60%	36,423,983	4,326,590	(4,756,793)	488,947		376,467	776,802	3,575,091	36,859,194
Total Asset Allocation Funds		127,389,178	14,182,125	(11,699,978)	4,935,734		3,459,585	3,127,340		135,640,629

Domestic Equity Funds–31.18%
Invesco American Franchise Fund	6.10%	46,008,953	4,153,009	(7,588,596)	5,559,220		799,143	192,334	3,862,015	48,931,729
Invesco Charter Fund	4.39%	32,627,618	1,420,745	(2,741,930)	3,570,767		329,153	520,443	1,907,170	35,206,353
Invesco Comstock Fund	4.10%	30,551,932	1,909,951	(4,668,401)	4,512,638		600,768	622,423	1,848,702	32,906,888
Invesco Diversified Dividend Fund	6.78%	50,588,914	2,787,147	(5,533,065)	6,049,568		1,382,049	1,159,998	4,042,691	54,455,042
Invesco Endeavor Fund	3.50%	25,597,083	4,422,546	(4,104,199)	1,353,220		3,264,160	114,272	1,582,672	28,059,676
Invesco Growth and Income Fund	3.41%	26,138,729	814,148	(2,841,759)	2,946,466		314,259	543,722	1,305,286	27,371,843
Invesco Small Cap Equity Fund	2.90%	21,467,814	1,973,234	(2,308,720)	1,693,994		1,359,974	—	1,670,588	23,254,585
Total Domestic Equity Funds		232,981,043	17,480,780	(29,786,670)	25,685,873		8,049,506	3,153,192		250,186,116

Fixed-Income Funds–30.20%
Invesco Core Plus Bond Fund	9.06%	69,521,152	10,141,320	(9,763,508)	3,104,287		(334,958)	2,857,579	6,612,220	72,668,293
Invesco Emerging Market Local Currency Debt Fund	2.48%	16,551,421	3,496,310	(2,292,857)	2,336,741		(102,742)	665,455	1,966,114	19,897,071
Invesco Floating Rate Fund	3.03%	23,179,690	2,937,278	(2,861,399)	1,383,393		(295,207)	1,261,891	3,093,234	24,343,755
Invesco High Yield Fund	3.71%	27,968,433	2,660,728	(3,731,244)	2,908,930		(27,180)	1,789,788	6,722,272	29,779,667
Invesco Premium Income Fund	5.91%	45,762,303	8,263,683	(9,354,137)	2,581,394		809,867	2,500,558	4,432,622	47,384,733
PowerShares 1-30 Laddered Treasury Portfolio–ETF	6.01%	47,302,296	9,562,136	(9,017,883)	(301,229)		988,354	806,404	1,478,300	48,192,580
Total Fixed-Income Funds		230,285,295	37,061,455	(37,021,028)	12,013,516		1,038,134	9,881,675		242,266,099

Foreign Equity Funds–18.37%
Invesco Developing Markets Fund	5.36%	37,218,374	4,093,847	(5,541,899)	7,073,343		147,586	492,553	1,270,803	42,991,251
Invesco International Core Equity Fund	6.90%	46,110,088	9,410,645	(6,297,354)	7,644,978		(1,453,819)	1,336,117	5,354,062	55,414,538
Invesco International Growth Fund	6.11%	43,598,173	3,796,704	(4,726,717)	6,293,226		56,924	640,687	1,678,709	49,018,310
Total Foreign Equity Funds		126,926,635	17,301,196	(16,565,970)	21,011,547		(1,249,309)	2,469,357		147,424,099

Real Estate Funds–3.25%
Invesco Global Real Estate Fund	3.25%	23,306,754	1,779,644	(4,044,999)	4,813,561		264,530	1,121,116	2,238,174	26,119,490

Money Market Funds–0.16%
Liquid Assets Portfolio–Institutional Class	0.08%	2,845,384	37,111,517	(39,320,860)	—		—	1,978	636,041	636,041
Premier Portfolio–Institutional Class	0.08%	2,845,384	37,111,517	(39,320,860)	—		—	1,511	636,041	636,041
Total Money Market Funds		5,690,768	74,223,034	(78,641,720)	—		—	3,489		1,272,082
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $707,288,889)	100.07%	$746,579,673	$162,028,234	$(177,760,365)	$68,460,231	(b)	$11,562,446 (c)	$19,756,169		$802,908,515
OTHER ASSETS LESS LIABILITIES	(0.07)%									(591,719)
NET ASSETS	100.00%									$802,316,796
Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 shares of the mutual funds listed and the Fund shares of the exchange-traded fund.
(b)	Includes $53,481 and $338,768 of return of capital from Invesco Emerging Market Local Currency Debt Fund and PowerShares 1-30 Laddered Treasury Portfolio—ETF.
(c)	Includes $2,626,015, $819,571, $2,473,134, $931,711, $38,321, $678,377 and $2,326 of capital gains from Invesco Balanced-Risk Allocation Fund, Invesco Diversified Dividend Fund, Invesco Endeavor Fund, Invesco Small Cap Equity Fund, Invesco Emerging Market Local Currency Debt Fund, Invesco Premium Income Fund and PowerShares 1-30 Laddered Treasury Portfolio—ETF, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Allocation Funds

Statement of Assets and Liabilities

December 31, 2012

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Assets:
Investments in affiliated underlying funds, at value	$337,540,938	$883,873,773	$802,908,515
Receivable for:
Fund shares sold	605,114	1,253,793	1,246,040
Dividends — affiliated underlying funds	371	389	556
Investment for trustee deferred compensation and retirement plans	41,903	51,481	36,835
Other assets	70,394	27,050	30,268
Total assets	338,258,720	885,206,486	804,222,214

Liabilities:
Payable for:
Fund shares reacquired	712,229	1,174,270	1,161,544
Accrued fees to affiliates	234,789	689,461	541,149
Accrued operating expenses	—	78,093	85,120
Trustee deferred compensation and retirement plans	71,008	147,854	117,605
Total liabilities	1,018,026	2,089,678	1,905,418
Net assets applicable to shares outstanding	$337,240,694	$883,116,808	$802,316,796

Net assets consist of:
Shares of beneficial interest	$334,069,853	$994,252,942	$809,729,060
Undistributed net investment income	380,600	736,234	489,056
Undistributed net realized gain (loss)	(31,806,886)	(226,374,982)	(103,520,946)
Unrealized appreciation	34,597,127	114,502,614	95,619,626
	$337,240,694	$883,116,808	$802,316,796

Net Assets:
Class A	$228,512,421	$597,879,316	$537,812,361
Class B	$31,089,934	$96,851,637	$80,028,802
Class C	$62,919,242	$131,069,040	$123,504,775
Class R	$8,845,202	$22,750,983	$20,557,379
Class S	$2,863,657	$31,802,635	$36,650,702
Class Y	$2,987,137	$2,552,674	$3,319,222
Class R5	$23,101	$210,523	$443,555

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	21,365,173	49,913,768	47,501,445
Class B	2,931,816	8,157,939	7,093,590
Class C	5,921,772	11,038,741	10,953,891
Class R	828,807	1,903,509	1,817,393
Class S	267,549	2,657,072	3,239,752
Class Y	279,957	213,457	293,115
Class R5	2,152	17,510	39,075
Class A:
Net asset value per share	$10.70	$11.98	$11.32
Maximum offering price per share (Net asset value of ÷ 94.50%)	$11.32	$12.68	$11.98
Class B: Net asset value and offering price per share	$10.60	$11.87	$11.28
Class C: Net asset value and offering price per share	$10.63	$11.87	$11.27
Class R: Net asset value and offering price per share	$10.67	$11.95	$11.31
Class S: Net asset value and offering price per share	$10.70	$11.97	$11.31
Class Y: Net asset value and offering price per share	$10.67	$11.96	$11.32
Class R5: Net asset value and offering price per share	$10.73	$12.02	$11.35
Cost of Investments in affiliated underlying funds	$302,943,811	$769,371,159	$707,288,889

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Allocation Funds

Statement of Operations

For the year ended December 31, 2012

	Invesco Conservative Allocation Fund	Invesco Growth Allocation Fund	Invesco Moderate Allocation Fund
Investment income:
Dividends from affiliated underlying funds	$9,724,151	$17,592,508	$19,756,169
Other Income	1,026	1,212	894
Total investment income	9,725,177	17,593,720	19,757,063

Expenses:
Administrative services fees	119,301	246,253	224,674
Custodian fees	9,319	13,399	10,372
Distribution fees:
Class A	537,698	1,455,674	1,282,519
Class B	335,930	1,058,156	887,886
Class C	605,301	1,295,087	1,199,391
Class R	45,569	117,744	98,107
Class S	4,119	47,378	54,496
Transfer agent fees — A, B, C, R, S and Y	430,711	1,970,450	1,266,130
Transfer agent fees — R5	60	72	541
Trustees’ and officers’ fees and benefits	33,080	54,657	50,506
Other	194,283	329,572	269,325
Total expenses	2,315,371	6,588,442	5,343,947
Less: Expenses reimbursed and expense offset arrangement(s)	(110,703)	(801,856)	(428,961)
Net expenses	2,204,668	5,786,586	4,914,986
Net investment income	7,520,509	11,807,134	14,842,077

Realized and unrealized gain from:
Net realized gain on sales of affiliated fund shares	1,159,524	3,092,853	3,992,991
Net realized gain from distributions of affiliated underlying fund shares	2,150,394	11,105,778	7,569,455
Net realized gain from affiliated underlying fund shares	3,309,918	14,198,631	11,562,446
Change in net unrealized appreciation of affiliated underlying fund shares	22,489,142	91,229,929	68,460,231
Net increase in net assets resulting from operations	$33,319,569	$117,235,694	$94,864,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Allocation Funds

Statement of Changes In Net Assets

For the years ended December 31, 2012 and 2011

	Invesco Conservative Allocation Fund		Invesco Growth Allocation Fund		Invesco Moderate Allocation Fund
	2012	2011	2012	2011	2012	2011
Operations:
Net investment income	$7,520,509	$6,275,091	$11,807,134	$9,670,429	$14,842,077	$14,239,218
Net realized gain	3,309,918	2,354,717	14,198,631	17,042,847	11,562,446	14,564,545
Change in net unrealized appreciation (depreciation)	22,489,142	(6,149,232)	91,229,929	(54,918,979)	68,460,231	(29,172,683)
Net increase (decrease) in net assets resulting from operations	33,319,569	2,480,576	117,235,694	(28,205,703)	94,864,754	(368,920)

Distributions to shareholders from net investment income:
Class A	(7,648,747)	(3,949,970)	(15,644,861)	(8,164,889)	(19,979,574)	(8,716,847)
Class B	(836,442)	(528,279)	(1,864,476)	(592,500)	(2,442,144)	(1,196,956)
Class C	(1,668,782)	(863,491)	(2,484,578)	(666,849)	(3,692,988)	(1,628,311)
Class R	(280,424)	(180,559)	(537,111)	(291,565)	(706,003)	(416,441)
Class S	(99,121)	(38,574)	(867,434)	(773,390)	(1,394,591)	(857,582)
Class Y	(107,199)	(23,544)	(73,643)	(45,849)	(132,600)	(37,130)
Class R5	(865)	(1,930)	(5,804)	(2,518)	(17,292)	(26,850)
Total distributions from net investment income	(10,641,580)	(5,586,347)	(21,477,907)	(10,537,560)	(28,365,192)	(12,880,117)

Share transactions-net:
Class A	12,270,308	156,273,954	(21,918,931)	296,919,058	13,170,268	156,492,890
Class B	(6,263,467)	26,232,202	(25,202,878)	45,628,236	(21,080,133)	15,676,330
Class C	2,354,652	42,466,775	(7,864,664)	56,467,542	(1,731,268)	12,730,289
Class R	(5,973)	5,009,412	(1,745,700)	8,051,908	980,867	(3,488,100)
Class S	111,476	2,593,994	(2,090,121)	(802,298)	(1,706,327)	843,959
Class Y	1,696,669	1,148,631	(323,419)	1,436,360	1,283,454	798,323
Class R5	(59,424)	45,736	162,813	(70,694)	(771,577)	59,937
Net increase (decrease) in net assets resulting from share transactions	10,104,241	233,770,704	(58,982,900)	407,630,112	(9,854,716)	183,113,628
Net increase in net assets	32,782,230	230,664,933	36,774,887	368,886,849	56,644,846	169,864,591

Net assets:
Beginning of year	304,458,464	73,793,531	846,341,921	477,455,072	745,671,950	575,807,359
End of year*	$337,240,694	$304,458,464	$883,116,808	$846,341,921	$802,316,796	$745,671,950
* Includes accumulated undistributed net investment income	$380,600	$2,510,769	$736,234	$5,549,613	$489,056	$10,605,439

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

AIM Growth Series (Invesco Growth Series) (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios (each constituting a “Fund”), each authorized to issue an unlimited number of shares of beneficial interest. The Funds covered in this report, each a series portfolio of the Trust, are Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (collectively, the “Funds”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The investment objectives of the Funds are: to provide total return consistent with a lower level of risk relative to the broad stock market for Invesco Conservative Allocation Fund, to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market for Invesco Growth Allocation Fund, and to provide total return consistent with a moderate level of risk relative to the broad stock market for Invesco Moderate Allocation Fund.

Each Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) or exchange-traded funds advised by Invesco Powershares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and

26                         Invesco Allocation Funds

PowerShares Capital are affiliates of each other as they are indirect wholly-owned subsidiaries of Invesco Ltd. Invesco may change each Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.

Each Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the funds as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

27                         Invesco Allocation Funds

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Funds may elect to treat a portion of the proceeds from redemptions as distributions for federal tax purposes.
D.	Federal Income Taxes — The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Funds’ taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including each Funds’ servicing agreements, that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Funds do not pay an advisory fee. However, each Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund or underlying funds based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, Invesco has contractually agreed, through June 30, 2013, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%
Invesco Growth Allocation Fund	2.00%	2.75%	2.75%	2.25%	1.90%	1.75%	1.75%
Invesco Moderate Allocation Fund	1.50%	2.25%	2.25%	1.75%	1.40%	1.25%	1.25%

Prior to July 1, 2012, Invesco had contractually agreed to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares for each Fund as shown in the following table:

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	0.39%	1.14%	1.14%	0.64%	0.29%	0.14%	0.14%
Invesco Growth Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%
Invesco Moderate Allocation Fund	0.37%	1.12%	1.12%	0.62%	0.27%	0.12%	0.12%

28                         Invesco Allocation Funds

In determining Invesco’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Funds directly but are fees and expenses, including management fees, of the investment companies in which the Funds invest. As a result, total annual fund operating expenses after expense reimbursement may exceed the expense limits above. You incur these expenses indirectly through the valuation of each Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Funds. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

For the year ended December 31, 2012, Invesco reimbursed the following expenses:

	Class A	Class B	Class C	Class R	Class S	Class Y	Class R5
Invesco Conservative Allocation Fund	$72,825	$11,374	$20,495	$3,086	$930	$773	$22
Invesco Growth Allocation Fund	529,346	96,198	117,738	21,408	28,714	2,331	10
Invesco Moderate Allocation Fund	279,656	48,401	65,383	10,696	19,805	1,595	—

The Trust has entered into a master administrative services agreement with Invesco pursuant to which each Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to such Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to each Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares of each Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). Each Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of each Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of Class A, Class B, Class C and Class R shares and 0.15% of the average daily net assets of Class S shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Funds. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Funds. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Funds that IDI retained the following in front-end sales commissions from the sale of Class A shares and received the following in CDCS imposed on redemptions by shareholders:

	Front End Sales Charges	Contingent Deferred Sales Charges
	Class A	Class A	Class B	Class C
Invesco Conservative Allocation Fund	$105,524	$49	$33,313	$4,482
Invesco Growth Allocation Fund	252,201	368	131,903	9,674
Invesco Moderate Allocation Fund	238,904	658	99,285	7,191

The underlying Invesco Funds pay no distribution fees for Class R5 and Class R6 shares and the Funds pay no sales loads or other similar compensation to IDI for acquiring the underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

29                         Invesco Allocation Funds

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity Securities
Fund Name	Level 1	Level 2	Level 3	Total
Invesco Conservative Allocation Fund	$337,540,938	$—	$—	$337,540,938
Invesco Growth Allocation Fund	883,873,773	—	—	883,873,773
Invesco Moderate Allocation Fund	802,908,515	—	—	802,908,515

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Funds received credits from this arrangement, which resulted in the reduction of the Funds’ total expenses of:

Transfer Agent Credits
Invesco Conservative Allocation Fund	$1,198
Invesco Growth Allocation Fund	6,111
Invesco Moderate Allocation Fund	3,425

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to pay remuneration to certain Trustees and Officers of such Fund. Trustees have the option to defer compensation payable by the Funds, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by each Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Funds may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by each Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Funds.

NOTE 6—Cash Balances

The Funds are permitted to temporarily carry a negative or overdrawn balance in their account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
	Ordinary Income	Ordinary Income
Invesco Conservative Allocation Fund	$10,641,580	$5,586,347
Invesco Growth Allocation Fund	21,477,907	10,537,560
Invesco Moderate Allocation Fund	28,365,192	12,880,117

Tax Components of Net Assets at Period-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation Investments	Temporary Book/Tax Differences	Capital Loss Carryforward	Post- October Deferrals	Shares of Beneficial Interest	Total Net Assets
Invesco Conservative Allocation Fund	$446,615	$26,225,104	$(66,015)	$(23,434,863)	$—	$334,069,853	$337,240,694
Invesco Growth Allocation Fund	877,954	99,674,113	(141,720)	(211,546,481)	—	994,252,942	883,116,808
Invesco Moderate Allocation Fund	602,273	83,627,721	(113,217)	(91,515,754)	(13,287)	809,729,060	802,316,796

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) differences are attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010

30                         Invesco Allocation Funds

(the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds capital loss carryforward limitations and amounts utilized in the current period to offset net realized capital gain for federal income tax purposes as follows:

Capital Loss Carryforward Utilized
Invesco Conservative Allocation Fund	$2,233,098
Invesco Growth Allocation Fund	10,966,407
Invesco Moderate Allocation Fund	8,972,601

The Funds have a capital loss carryforward as of December 31, 2012 which expires as follows:

	Invesco Conservative Allocation Fund			Invesco Growth Allocation Fund			Invesco Moderate Allocation Fund
Expiration*	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total	Short-Term	Long-Term	Total
December 31, 2015	$—	$—	$—	$1,230,807	$—	$1,230,807	$—	$—	$—
December 31, 2016	6,775,642	—	6,775,642	40,303,777	—	40,303,777	3,194,686	—	3,194,686
December 31, 2017	7,575,122		7,575,122	102,584,789	—	102,584,789	36,934,284	—	36,934,284
December 31, 2018	9,084,099		9,084,099	67,427,108	—	67,427,108	51,386,784	—	51,386,784

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into Invesco Conservative Allocation Fund (formerly Invesco Moderately Conservative Allocation Fund); Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund into Invesco Growth Allocation Fund; Invesco Van Kampen Asset Allocation Moderate Fund into Invesco Moderate Allocation Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities purchased and sold by each Fund and aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes are as follows:

	For the year ended December 31, 2012*		At December 31, 2012
			Federal Tax Cost**	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
	Purchases	Sales
Invesco Conservative Allocation Fund	$41,123,548	$30,072,761	$311,315,834	$26,225,104	$—	$26,225,104
Invesco Growth Allocation Fund	87,190,349	148,253,972	784,199,660	106,012,496	(6,338,383)	99,674,113
Invesco Moderate Allocation Fund	87,805,200	99,118,645	719,280,794	83,627,721	—	83,627,721

*	Excludes U.S. Treasury obligations and money market funds, if any.
**	Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions and expired capital loss carryforwards, on December 31, 2012. These reclassifications had no effect on the net assets of each Fund.

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Invesco Conservative Allocation Fund	$990,902	$(990,902)	$—
Invesco Growth Allocation Fund	4,857,394	(4,857,394)	–
Invesco Moderate Allocation Fund	3,406,732	(3,406,732)	—

31                         Invesco Allocation Funds

NOTE 10—Share Information

Invesco Conservative Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	4,546,179	$48,358,668	2,842,578	$28,227,636
Class B	294,544	3,098,376	293,861	2,934,017
Class C	1,346,787	14,120,355	980,179	9,773,192
Class R	249,040	2,616,894	221,162	2,202,445
Class S (b)	23,341	247,431	13,999	138,407
Class Y	274,424	2,884,676	19,778	196,924
Issued as reinvestment of dividends:
Class A	674,967	7,188,400	379,837	3,740,611
Class B	73,932	781,467	51,237	501,320
Class C	149,106	1,579,029	84,243	825,598
Class R	26,381	280,424	18,221	179,393
Class S	9,109	97,103	3,924	38,574
Class Y	9,660	102,692	2,288	22,492
Class R5	—	—	36	357
Issued in connection with acquisitions:(c)
Class A	—	—	15,693,414	158,362,801
Class B	—	—	3,063,252	30,634,616
Class C	—	—	4,310,753	43,190,035
Class R	—	—	483,740	4,871,247
Class S	—	—	273,335	2,759,080
Class Y	—	—	108,312	1,091,637
Class R5	—	—	4,482	45,379
Automatic conversion of Class B shares to Class A shares:
Class A	373,574	3,972,822	323,362	3,218,391
Class B	(378,561)	(3,972,822)	(326,569)	(3,218,391)
Reacquired:
Class A	(4,459,184)	(47,249,582)	(3,734,223)	(37,275,485)
Class B	(587,622)	(6,170,488)	(466,665)	(4,619,360)
Class C	(1,270,437)	(13,344,732)	(1,142,515)	(11,322,050)
Class R	(272,058)	(2,903,291)	(224,326)	(2,243,673)
Class S	(21,973)	(233,058)	(34,186)	(342,067)
Class Y	(122,267)	(1,290,699)	(16,380)	(162,422)
Class R5	(5,540)	(59,424)	—	—
Net increase in share activity	933,402	$10,104,241	23,227,129	$233,770,704

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 6, 2011.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds, respectively, on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 23,937,288 shares of the Fund for 12,402,187 and 11,504,197 shares outstanding of the Target Funds, respectively, as of the close of business on June 3, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, June 3, 2011. The Target Funds’ net assets at that date of $122,348,797, including $7,190,686 of unrealized appreciation and $118,605,998, including $8,304,310 of unrealized appreciation, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $76,970,136. The net assets immediately after the acquisition were $317,924,931.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$8,687,847
Net realized/unrealized gains	2,290,649
Change in net assets resulting from operations	$10,978,496

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

32                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Growth Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	5,825,149	$67,963,557	5,058,931	$55,125,806
Class B	145,644	1,672,825	247,038	2,949,156
Class C	1,450,212	16,663,075	1,362,854	15,177,107
Class R	412,240	4,779,583	426,363	4,685,929
Class S	211,191	2,456,852	349,743	3,892,607
Class Y	32,751	382,804	32,046	349,648
Class R5	13,954	167,418	—	—

Issued as reinvestment of dividends:
Class A	1,286,839	15,261,907	733,010	7,989,669
Class B	154,395	1,815,684	52,064	579,341
Class C	204,610	2,406,212	58,294	648,661
Class R	45,402	537,103	26,572	291,560
Class S	73,201	867,434	70,167	773,073
Class Y	5,751	68,084	4,111	44,659
Class R5	460	5,474	190	2,143

Issued in connection with acquisitions:(b)
Class A	—	—	29,215,586	331,306,545
Class B	—	—	6,166,274	69,168,046
Class C	—	—	6,307,493	70,764,522
Class R	—	—	731,849	8,278,649
Class Y	—	—	153,598	1,740,211
Class R5	—	—	1,325	15,103

Automatic conversion of Class B shares to Class A shares:
Class A	1,007,572	11,805,258	789,522	8,697,642
Class B	(1,019,345)	(11,805,258)	(800,021)	(8,697,642)

Reacquired:
Class A	(10,043,962)	(116,949,653)	(9,656,208)	(106,200,604)
Class B	(1,474,978)	(16,886,129)	(1,693,528)	(18,370,665)
Class C	(2,344,256)	(26,933,951)	(2,780,105)	(30,122,748)
Class R	(600,190)	(7,062,386)	(474,351)	(5,204,230)
Class S	(463,403)	(5,414,407)	(494,552)	(5,467,978)
Class Y	(66,207)	(774,307)	(63,701)	(698,158)
Class R5	(858)	(10,079)	(7,555)	(87,940)
Net increase (decrease) in share activity	(5,143,828)	$(58,982,900)	35,817,009	$407,630,112

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 9% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Moderate Growth Allocation Fund and Invesco Van Kampen Asset Allocation Growth Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds, respectively, on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 42,576,125 shares of the Fund for 27,865,526 and 16,606,461 shares outstanding of the Target Funds, respectively, as of the close of business on June 3, 2011. Each class of the Target Funds were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund at the close of business on June 3, 2011. The Target Funds’ net assets at that date of $303,431,404, including $27,415,367 of unrealized appreciation and $177,841,672, including $24,150,979 of unrealized appreciation, respectively, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $476,394,521. The net assets immediately after the acquisition were $957,667,597.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$10,016,112
Net realized/unrealized gains (losses)	(20,195,677)
Change in net assets resulting from operations	$(10,179,565)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

33                         Invesco Allocation Funds

NOTE 10—Share Information—(continued)

Invesco Moderate Allocation Fund

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	7,481,234	$83,710,897	5,261,451	$55,308,292
Class B	317,478	3,502,321	505,266	5,353,606
Class C	1,581,941	17,538,747	1,492,000	15,627,390
Class R	413,876	4,581,033	447,188	4,693,422
Class S	257,468	2,878,725	418,454	4,429,517
Class Y	184,207	2,055,080	57,482	605,983
Class R5	41,661	461,630	49,937	513,629

Issued as reinvestment of dividends:
Class A	1,701,207	19,121,562	804,669	8,400,853
Class B	211,217	2,367,746	109,777	1,158,448
Class C	317,485	3,555,835	148,973	1,572,150
Class R	62,042	696,735	38,766	407,314
Class S	124,086	1,393,489	81,871	856,256
Class Y	8,331	93,639	2,609	27,260
Class R5	1,489	16,777	2,535	26,557

Issued in connection with acquisitions:(b)
Class A	—	—	16,832,386	180,773,828
Class B	—	—	3,338,667	35,632,035
Class C	—	—	2,338,455	24,925,814
Class Y	—	—	70,405	756,957

Automatic conversion of Class B shares to Class A shares:
Class A	1,070,655	12,038,704	859,288	9,061,670
Class B	(1,078,355)	(12,038,704)	(865,188)	(9,061,670)

Reacquired:
Class A	(9,101,222)	(101,700,895)	(9,229,493)	(97,051,753)
Class B	(1,346,797)	(14,911,496)	(1,665,014)	(17,406,089)
Class C	(2,066,188)	(22,825,850)	(2,809,346)	(29,395,065)
Class R	(383,832)	(4,296,901)	(823,690)	(8,588,836)
Class S	(535,835)	(5,978,541)	(418,638)	(4,441,814)
Class Y	(77,617)	(865,265)	(55,647)	(591,877)
Class R5	(110,631)	(1,249,984)	(46,682)	(480,249)
Net increase (decrease) in share activity	(926,100)	$(9,854,716)	16,946,481	$183,113,628

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Asset Allocation Moderate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 22,579,913 shares of the Fund for 22,958,488 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on June 3, 2011. The Target Fund’s net assets at that date of $242,088,634, including $24,912,434 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $573,476,672. The net assets immediately after the acquisition were $815,565,306.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$15,769,020
Net realized/unrealized gains (losses)	(6,703,618)
Change in net assets resulting from operations	$9,065,402

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

34                         Invesco Allocation Funds

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of each Fund outstanding throughout the periods indicated.

Invesco Conservative Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$9.95	$0.27	$0.85	$1.12	$(0.37)	$—	$(0.37)	$10.70	11.28%	$228,512	0.46	%(e)	0.49	%(e)	2.55	%(e)	9%
Year ended 12/31/11	9.94	0.33	0.04	0.37	(0.36)	—	(0.36)	9.95	3.77	201,299	0.39		0.53		3.26		27
Year ended 12/31/10	9.35	0.29	0.58	0.87	(0.28)	—	(0.28)	9.94	9.33	46,954	0.39		0.73		3.04		70
Year ended 12/31/09	8.35	0.32	1.12	1.44	(0.44)	—	(0.44)	9.35	17.28	41,152	0.39		0.71		3.66		26
Year ended 12/31/08	11.24	0.46	(2.84)	(2.38)	(0.40)	(0.11)	(0.51)	8.35	(21.20)	58,819	0.39		0.63		4.45		28
Class B
Year ended 12/31/12	9.87	0.19	0.83	1.02	(0.29)	—	(0.29)	10.60	10.33	31,090	1.21	(e)	1.24	(e)	1.80	(e)	9
Year ended 12/31/11	9.88	0.25	0.05	0.30	(0.31)	—	(0.31)	9.87	3.06	34,832	1.14		1.28		2.51		27
Year ended 12/31/10	9.30	0.22	0.56	0.78	(0.20)	—	(0.20)	9.88	8.45	9,032	1.14		1.48		2.29		70
Year ended 12/31/09	8.31	0.26	1.11	1.37	(0.38)	—	(0.38)	9.30	16.46	9,129	1.14		1.46		2.91		26
Year ended 12/31/08	11.16	0.38	(2.80)	(2.42)	(0.32)	(0.11)	(0.43)	8.31	(21.69)	8,897	1.14		1.38		3.70		28
Class C
Year ended 12/31/12	9.89	0.19	0.84	1.03	(0.29)	–	(0.29)	10.63	10.41	62,919	1.21	(e)	1.24	(e)	1.80	(e)	9
Year ended 12/31/11	9.90	0.25	0.05	0.30	(0.31)	—	(0.31)	9.89	3.05	56,322	1.14		1.28		2.51		27
Year ended 12/31/10	9.32	0.22	0.56	0.78	(0.20)	—	(0.20)	9.90	8.43	14,494	1.14		1.48		2.29		70
Year ended 12/31/09	8.33	0.26	1.11	1.37	(0.38)	—	(0.38)	9.32	16.42	14,731	1.14		1.46		2.91		26
Year ended 12/31/08	11.17	0.37	(2.78)	(2.41)	(0.32)	(0.11)	(0.43)	8.33	(21.57)	13,118	1.14		1.38		3.70		28
Class R
Year ended 12/31/12	9.93	0.24	0.84	1.08	(0.34)	—	(0.34)	10.67	10.92	8,845	0.71	(e)	0.74	(e)	2.30	(e)	9
Year ended 12/31/11	9.92	0.30	0.05	0.35	(0.34)	—	(0.34)	9.93	3.60	8,197	0.64		0.78		3.01		27
Year ended 12/31/10	9.34	0.27	0.56	0.83	(0.25)	—	(0.25)	9.92	8.96	3,241	0.64		0.98		2.79		70
Year ended 12/31/09	8.34	0.30	1.12	1.42	(0.42)	—	(0.42)	9.34	17.05	2,580	0.64		0.96		3.41		26
Year ended 12/31/08	11.21	0.42	(2.81)	(2.39)	(0.37)	(0.11)	(0.48)	8.34	(21.31)	1,552	0.64		0.88		4.20		28
Class S
Year ended 12/31/12	9.96	0.28	0.84	1.12	(0.38)	—	(0.38)	10.70	11.27	2,864	0.36	(e)	0.39	(e)	2.65	(e)	9
Year ended 12/31/11(f)	10.09	0.19	(0.17)	0.02	(0.15)	—	(0.15)	9.96	0.24	2,560	0.29	(g)	0.43	(g)	3.36	(g)	27
Class Y
Year ended 12/31/12	9.93	0.30	0.84	1.14	(0.40)	—	(0.40)	10.67	11.46	2,987	0.21	(e)	0.24	(e)	2.80	(e)	9
Year ended 12/31/11	9.92	0.35	0.04	0.39	(0.38)	—	(0.38)	9.93	3.94	1,173	0.14		0.28		3.51		27
Year ended 12/31/10	9.34	0.32	0.56	0.88	(0.30)	—	(0.30)	9.92	9.49	41	0.14		0.48		3.29		70
Year ended 12/31/09	8.35	0.35	1.11	1.46	(0.47)	—	(0.47)	9.34	17.54	70	0.14		0.46		3.91		26
Year ended 12/31/08(f)	9.59	0.10	(0.83)	(0.73)	(0.40)	(0.11)	(0.51)	8.35	(7.56)	31	0.14	(g)	0.42	(g)	4.70	(g)	28
Class R5
Year ended 12/31/12	9.98	0.30	0.85	1.15	(0.40)	—	(0.40)	10.73	11.56	23	0.17	(e)	0.21	(e)	2.83	(e)	9
Year ended 12/31/11	9.96	0.35	0.05	0.40	(0.38)	—	(0.38)	9.98	4.03	77	0.14		0.21		3.51		27
Year ended 12/31/10	9.37	0.32	0.57	0.89	(0.30)	—	(0.30)	9.96	9.57	32	0.14		0.36		3.29		70
Year ended 12/31/09	8.38	0.35	1.11	1.46	(0.47)	—	(0.47)	9.37	17.48	29	0.14		0.32		3.91		26
Year ended 12/31/08	11.27	0.48	(2.83)	(2.35)	(0.43)	(0.11)	(0.54)	8.38	(20.88)	25	0.14		0.27		4.70		28

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.64%, 0.64%, 0.64%, 0.67% and 0.69% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $226,619,088 and sold of $49,277,466 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Conservative Allocation Fund and Invesco Van Kampen Asset Allocation Conservative Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $215,079, $33,593, $60,530, $9,114, $2,746, $2,283 and $61 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.
(f)	Commencement date of June 6, 2011 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

35                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Growth Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$10.73	$0.18	$1.39	$1.57	$(0.32)	$—	$(0.32)	$11.98	14.68%	$597,879	0.46	%(e)	0.55	%(e)	1.55	%(e)	10%
Year ended 12/31/11	11.10	0.17	(0.29)	(0.12)	(0.25)	—	(0.25)	10.73	(1.13)	556,456	0.40		0.58		1.58		28
Year ended 12/31/10	10.02	0.17	1.12	1.29	(0.21)	—	(0.21)	11.10	12.91	285,192	0.46		0.61		1.69		73
Year ended 12/31/09	7.76	0.18	2.24	2.42	(0.16)	—	(0.16)	10.02	31.22	269,062	0.46		0.68		2.13		28
Year ended 12/31/08	14.21	0.14	(5.91)	(5.77)	(0.01)	(0.67)	(0.68)	7.76	(40.62)	258,136	0.46		0.59		1.16		16
Class B
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	—	(0.23)	11.87	13.73	96,852	1.21	(e)	1.30	(e)	0.80	(e)	10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.64	(1.79)	110,133	1.15		1.33		0.83		28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	69,723	1.21		1.36		0.94		73
Year ended 12/31/09	7.64	0.12	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	73,887	1.21		1.43		1.38		28
Year ended 12/31/08	14.10	0.05	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	65,395	1.21		1.34		0.41		16
Class C
Year ended 12/31/12	10.64	0.09	1.37	1.46	(0.23)	—	(0.23)	11.87	13.73	131,069	1.21	(e)	1.30	(e)	0.80	(e)	10
Year ended 12/31/11	10.93	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.64	(1.79)	124,789	1.15		1.33		0.83		28
Year ended 12/31/10	9.88	0.10	1.09	1.19	(0.14)	—	(0.14)	10.93	12.02	74,096	1.21		1.36		0.94		73
Year ended 12/31/09	7.64	0.12	2.19	2.31	(0.07)	—	(0.07)	9.88	30.20	72,462	1.21		1.43		1.38		28
Year ended 12/31/08	14.10	0.05	(5.83)	(5.78)	(0.01)	(0.67)	(0.68)	7.64	(41.00)	59,190	1.21		1.34		0.41		16
Class R
Year ended 12/31/12	10.71	0.15	1.38	1.53	(0.29)	—	(0.29)	11.95	14.32	22,751	0.71	(e)	0.80	(e)	1.30	(e)	10
Year ended 12/31/11	11.05	0.15	(0.29)	(0.14)	(0.20)	—	(0.20)	10.71	(1.32)	21,917	0.65		0.83		1.33		28
Year ended 12/31/10	9.98	0.15	1.11	1.26	(0.19)	—	(0.19)	11.05	12.61	14,761	0.71		0.86		1.44		73
Year ended 12/31/09	7.73	0.16	2.22	2.38	(0.13)	—	(0.13)	9.98	30.81	13,034	0.71		0.93		1.88		28
Year ended 12/31/08	14.18	0.11	(5.88)	(5.77)	(0.01)	(0.67)	(0.68)	7.73	(40.70)	8,386	0.71		0.84		0.91		16
Class S
Year ended 12/31/12	10.73	0.19	1.38	1.57	(0.33)	—	(0.33)	11.97	14.70	31,803	0.36	(e)	0.45	(e)	1.65	(e)	10
Year ended 12/31/11	11.10	0.19	(0.29)	(0.10)	(0.27)	—	(0.27)	10.73	(0.96)	30,420	0.30		0.48		1.68		28
Year ended 12/31/10	10.02	0.18	1.12	1.30	(0.22)	—	(0.22)	11.10	13.02	32,295	0.36		0.51		1.79		73
Year ended 12/31/09(f)	9.61	0.06	0.51	0.57	(0.16)	—	(0.16)	10.02	6.00	15,961	0.36	(g)	0.47	(g)	2.23	(g)	28
Class Y
Year ended 12/31/12	10.72	0.21	1.38	1.59	(0.35)	—	(0.35)	11.96	14.88	2,553	0.21	(e)	0.30	(e)	1.80	(e)	10
Year ended 12/31/11	11.10	0.20	(0.28)	(0.08)	(0.30)	—	(0.30)	10.72	(0.79)	2,585	0.15		0.33		1.83		28
Year ended 12/31/10	10.02	0.20	1.12	1.32	(0.24)	—	(0.24)	11.10	13.17	1,278	0.21		0.36		1.94		73
Year ended 12/31/09	7.77	0.21	2.23	2.44	(0.19)	—	(0.19)	10.02	31.50	1,386	0.21		0.43		2.38		28
Year ended 12/31/08(f)	10.26	0.03	(1.84)	(1.81)	(0.01)	(0.67)	(0.68)	7.77	(17.65)	658	0.21	(g)	0.46	(g)	1.42	(g)	16
Class R5
Year ended 12/31/12	10.78	0.23	1.38	1.61	(0.37)	—	(0.37)	12.02	14.95	211	0.15	(e)	0.16	(e)	1.86	(e)	10
Year ended 12/31/11	11.17	0.21	(0.29)	(0.08)	(0.31)	—	(0.31)	10.78	(0.78)	43	0.13		0.13		1.85		28
Year ended 12/31/10	10.08	0.21	1.12	1.33	(0.24)	—	(0.24)	11.17	13.24	112	0.13		0.13		2.02		73
Year ended 12/31/09	7.82	0.21	2.26	2.47	(0.21)	—	(0.21)	10.08	31.59	100	0.16		0.16		2.43		28
Year ended 12/31/08	14.25	0.18	(5.93)	(5.75)	(0.01)	(0.67)	(0.68)	7.82	(40.36)	63	0.12		0.12		1.50		16

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.78%, 0.78%, 0.77%, 0.82% and 0.80% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $430,512,343 and sold of $117,636,196 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Moderate Growth Fund and Invesco Van Kampen Asset Allocation Growth Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $582,269, $105,816, $129,509, $23,549, $31,585, $2,564 and $80 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

36                         Invesco Allocation Funds

NOTE 11—Financial Highlights—(continued)

Invesco Moderate Allocation Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expense reimbursements(c)		Ratio of expenses to average net assets without fee waivers and/or expense reimbursements		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$10.39	$0.24	$1.13	$1.37	$(0.44)	$—	$(0.44)	$11.32	13.18%	$537,812	0.43	%(e)	0.48	%(e)	2.10	%(e)	11%
Year ended 12/31/11	10.50	0.24	(0.11)	0.13	(0.24)	—	(0.24)	10.39	1.26	481,483	0.37		0.51		2.30		26
Year ended 12/31/10	9.63	0.29	0.86	1.15	(0.28)	—	(0.28)	10.50	12.03	334,067	0.37		0.52		2.87		69
Year ended 12/31/09	7.87	0.31	1.80	2.11	(0.35)	—	(0.35)	9.63	26.86	312,736	0.37		0.57		3.64		21
Year ended 12/31/08	12.35	0.40	(4.25)	(3.85)	(0.30)	(0.33)	(0.63)	7.87	(31.11)	294,668	0.37		0.52		3.76		13
Class B
Year ended 12/31/12	10.35	0.15	1.13	1.28	(0.35)	—	(0.35)	11.28	12.37	80,029	1.18	(e)	1.23	(e)	1.35	(e)	11
Year ended 12/31/11	10.46	0.16	(0.10)	0.06	(0.17)	—	(0.17)	10.35	0.52	93,053	1.12		1.26		1.55		26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.25	79,150	1.12		1.27		2.12		69
Year ended 12/31/09	7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	85,714	1.12		1.32		2.89		21
Year ended 12/31/08	12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	85,928	1.12		1.27		3.01		13
Class C
Year ended 12/31/12	10.34	0.15	1.13	1.28	(0.35)	—	(0.35)	11.27	12.38	123,505	1.18	(e)	1.23	(e)	1.35	(e)	11
Year ended 12/31/11	10.46	0.16	(0.11)	0.05	(0.17)	—	(0.17)	10.34	0.42	115,040	1.12		1.26		1.55		26
Year ended 12/31/10	9.59	0.21	0.87	1.08	(0.21)	—	(0.21)	10.46	11.26	104,060	1.12		1.27		2.12		69
Year ended 12/31/09	7.85	0.25	1.77	2.02	(0.28)	—	(0.28)	9.59	25.80	99,807	1.12		1.32		2.89		21
Year ended 12/31/08	12.27	0.32	(4.20)	(3.88)	(0.21)	(0.33)	(0.54)	7.85	(31.57)	88,392	1.12		1.27		3.01		13
Class R
Year ended 12/31/12	10.38	0.21	1.13	1.34	(0.41)	—	(0.41)	11.31	12.91	20,557	0.68	(e)	0.73	(e)	1.85	(e)	11
Year ended 12/31/11	10.49	0.22	(0.11)	0.11	(0.22)	—	(0.22)	10.38	1.01	17,906	0.62		0.76		2.05		26
Year ended 12/31/10	9.62	0.26	0.87	1.13	(0.26)	—	(0.26)	10.49	11.77	21,639	0.62		0.77		2.62		69
Year ended 12/31/09	7.87	0.29	1.79	2.08	(0.33)	—	(0.33)	9.62	26.44	18,886	0.62		0.82		3.39		21
Year ended 12/31/08	12.33	0.37	(4.23)	(3.86)	(0.27)	(0.33)	(0.60)	7.87	(31.24)	14,176	0.62		0.77		3.51		13
Class S
Year ended 12/31/12	10.38	0.25	1.13	1.38	(0.45)	—	(0.45)	11.31	13.31	36,651	0.33	(e)	0.38	(e)	2.20	(e)	11
Year ended 12/31/11	10.49	0.25	(0.11)	0.14	(0.25)	—	(0.25)	10.38	1.35	35,229	0.27		0.41		2.40		26
Year ended 12/31/10	9.62	0.30	0.86	1.16	(0.29)	—	(0.29)	10.49	12.15	34,746	0.27		0.42		2.97		69
Year ended 12/31/09(f)	9.48	0.10	0.39	0.49	(0.35)	—	(0.35)	9.62	5.23	18,006	0.27	(g)	0.40	(g)	3.74	(g)	21
Class Y
Year ended 12/31/12	10.39	0.27	1.13	1.40	(0.47)	—	(0.47)	11.32	13.46	3,319	0.18	(e)	0.23	(e)	2.35	(e)	11
Year ended 12/31/11	10.50	0.27	(0.11)	0.16	(0.27)	—	(0.27)	10.39	1.49	1,851	0.12		0.26		2.55		26
Year ended 12/31/10	9.62	0.31	0.88	1.19	(0.31)	—	(0.31)	10.50	12.42	1,085	0.12		0.27		3.12		69
Year ended 12/31/09	7.87	0.34	1.78	2.12	(0.37)	—	(0.37)	9.62	27.02	1,131	0.12		0.32		3.89		21
Year ended 12/31/08(f)	9.77	0.08	(1.34)	(1.26)	(0.31)	(0.33)	(0.64)	7.87	(12.84)	680	0.12	(g)	0.33	(g)	4.01	(g)	13
Class R5
Year ended 12/31/12	10.42	0.27	1.13	1.40	(0.47)	—	(0.47)	11.35	13.49	444	0.13	(e)	0.13	(e)	2.40	(e)	11
Year ended 12/31/11	10.53	0.27	(0.11)	0.16	(0.27)	—	(0.27)	10.42	1.50	1,110	0.10		0.10		2.57		26
Year ended 12/31/10	9.66	0.32	0.86	1.18	(0.31)	—	(0.31)	10.53	12.28	1,061	0.11		0.11		3.13		69
Year ended 12/31/09	7.89	0.34	1.80	2.14	(0.37)	—	(0.37)	9.66	27.21	11	0.13		0.19		3.88		21
Year ended 12/31/08	12.39	0.43	(4.27)	(3.84)	(0.33)	(0.33)	(0.66)	7.89	(30.92)	8	0.13		0.17		4.00		13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.72%, 0.72%, 0.71%, 0.72% and 0.75% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $218,592,415 and sold of $61,446,608 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Asset Allocation Moderate Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $513,008, $88,789, $119,939, $19,621, $36,331, $2,926 and $933 for Class A, Class B, Class C, Class R, Class S, Class Y and Class R5 shares, respectively.
(f)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y shares.
(g)	Annualized.

NOTE 12—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Growth Allocation Fund (the “Acquiring Fund”) would acquire all of the assets and liabilities of Invesco Leaders Fund (the “Target Fund”) in exchange for shares of the Acquiring Fund (the “Reorganization”).

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2013. Upon closing of the Reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

37                         Invesco Allocation Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Conservative Allocation Fund,

Invesco Growth Allocation Fund

and Invesco Moderate Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Conservative Allocation Fund, Invesco Growth Allocation Fund and Invesco Moderate Allocation Fund (three of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

38                         Invesco Allocation Funds

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012, through December 31, 2012.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Invesco Conservative Allocation Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,056.50	$2.69	$1,022.52	$2.64	0.52%
B	1,000.00	1,051.10	6.55	1,018.75	6.44	1.27
C	1,000.00	1,051.00	6.55	1,018.75	6.44	1.27
R	1,000.00	1,054.00	3.98	1,021.27	3.91	0.77
S	1,000.00	1,055.50	2.17	1,023.03	2.14	0.42
Y	1,000.00	1,057.10	1.40	1,023.78	1.37	0.27
R5	1,000.00	1,057.30	1.14	1,024.03	1.12	0.22

39                         Invesco Allocation Funds

Invesco Growth Allocation Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,081.30	$2.83	$1,022.42	$2.75	0.54%
B	1,000.00	1,076.60	6.73	1,018.65	6.55	1.29
C	1,000.00	1,076.60	6.73	1,018.65	6.55	1.29
R	1,000.00	1,079.70	4.13	1,021.17	4.01	0.79
S	1,000.00	1,081.50	2.30	1,022.92	2.24	0.44
Y	1,000.00	1,082.20	1.52	1,023.68	1.48	0.29
R5	1,000.00	1,083.20	0.84	1,024.33	0.81	0.16

Invesco Moderate Allocation Fund

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,070.00	$2.50	$1,022.72	$2.44	0.48%
B	1,000.00	1,066.00	6.39	1,018.95	6.24	1.23
C	1,000.00	1,066.10	6.39	1,018.95	6.24	1.23
R	1,000.00	1,068.40	3.80	1,021.47	3.71	0.73
S	1,000.00	1,070.20	1.98	1,023.23	1.93	0.38
Y	1,000.00	1,070.70	1.20	1,023.98	1.17	0.23
R5	1,000.00	1,071.10	0.89	1,024.28	0.87	0.17

[1]	The actual ending account value is based on the actual total return of the Funds for the period July 1, 2012, through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on each Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

40                         Invesco Allocation Funds

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
	Long Term Capital Gain Distributions	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*
Invesco Conservative Allocation Fund	$—	18.75%	9.76%	10.41%
Invesco Growth Allocation Fund	—	63.00%	32.00%	1.25%
Invesco Moderate Allocation Fund	—	34.77%	17.71%	5.88%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41                         Invesco Allocation Funds

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Allocation Funds

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Allocation Funds

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (House holding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 AAS-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Convertible Securities Fund
Nasdaq: A: CNSAX ■ B: CNSBX ■ C: CNSCX ■ Y: CNSDX ■ R5: CNSIX ■ R6: CNSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

PhilipTaylor

Senior Managing Director, Invesco Ltd.

2                Invesco Convertible Securities Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Convertible Securities Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Convertible Securities Fund, at net asset value (NAV), posted positive returns for the year ended December 31, 2012. At NAV, the Fund underperformed its broad market/style-specific index, the Bank of America Merrill Lynch All U.S. Convertibles Index. During the reporting period, the Fund benefited from its investments in the financials and utilities sectors.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.68%
Class B Shares	12.80
Class C Shares	13.02
Class Y Shares	13.94
Class R5 Shares*	14.07
Class R6 Shares**	13.72
Bank of America Merrill Lynch All U.S. Convertibles Index‚
(Broad Market/Style Specific Index)***	14.96
Lipper Convertible Securities Funds Index■ (Peer Group Index)	11.53
Source	(s): ‚Invesco, Bank of America Merrill Lynch via FactSet Research Systems Inc.; ■Lipper Inc.
*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.
***	The Bank of America Merrill Lynch All Convertibles All Qualities Index has changed its name to the Bank of America Merrill Lynch All U.S. Convertibles Index.

How we invest

The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

    The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. We may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the common stock to assure that the required percentage of its assets is invested in convertible securities. The Fund’s convertible securities may include lower rated fixed income securities commonly known as “junk bonds.” The convertible securities also may include exchangeable and synthetic convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, synthetic and exchangeable convertible securities are preferred stocks or debt obligations of an issuer that are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular bench-mark

(which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In deciding which securities to buy, hold or sell, we consider market, economic and political conditions.

    The Fund also can utilize derivative instruments, including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in future foreign currency exchange rates. The Fund uses these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund also may invest in real estate investment trusts.

    The remaining 20% of the Fund’s assets may be invested in common stocks directly, non-convertible preferred stocks, non-convertible fixed income securities, and/or foreign securities. The foreign securities may include non-US-dollar denominated securities and depositary receipts. The Fund’s fixed income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

    We have considerable discretion in deciding which investments we buy, hold or sell on a day-to-day basis and which investment strategies we use. For example, we may, at our discretion, use some permitted investment strategies while not using others. We sell a security when we believe that it no longer fits the Fund’s investment criteria.

Portfolio Composition
By sector

Health Care	22.9%
Information Technology	21.1
Financials	15.0
Industrials	11.7
Consumer Discretionary	11.4
Energy	7.1
Materials	6.2
Telecommunication Services	0.8
Utilities	0.8
Consumer Staples	0.6
Money Market Funds
Plus Other Assets Less Liabilities	2.4

Top 10 Issuers*

1. Gilead Sciences Inc.	2.0%
2. Bank of America Corp.	1.5
3. MGM Resorts International	1.5
4. Wells Fargo & Co.-Class A	1.5
5. Cemex S.A.B. de C.V.	1.4
6. General Motors Co.	1.3
7. San Disk Corp.	1.3
8. WellPoint, Inc.	1.2
9. Lam Research Corp.	1.2
10. Teleflex Inc.	1.2

Total Net Assets	$901.3 million

Total Number of Holdings*	141

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4                Invesco Convertible Securities Fund

Market conditions and your Fund

    The convertible bond market bounced back nicely in 2012. Performance was driven primarily by tightening credit spreads and positive earnings announcements coupled with improving economic data, declining yields and a modest Treasury rally. The Bank of America Merrill Lynch All U.S. Convertibles Index posted strong results relative to other asset classes, returning 14.96% for the year.1

    The year 2012 began with economic data in the US showing improvement and a rally in equities that continued almost uninterrupted into the spring. Early in the year, investors were willing to assume more risk, but market sentiment shifted to be more cautious in April and May when the ongoing eurozone sovereign debt crisis intensified and caused volatility in global equity markets. Economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. However, corporate earnings remained solid with companies reporting better-than-expected earnings and providing favorable guidance, leading to healthy gains in equity markets.

    Fears about the fate of the eurozone subsided in September after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. In the US, economic data showed signs of improvement as the US Federal Reserve announced its plans for a third round of quantitative easing. In September, US unemployment fell below 8% for the first time since January 2009.2 The good news also trickled down to the housing market, where data showed improvement.

    Near year end, market volatility returned as concerns about the outcome of the presidential election and the inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013 – dominated the market.

    New convertible bond issuance remained low in 2012, but the market showed signs of improvement toward the end of the year. In early October, WellPoint, the second-largest health insurer in the US, announced plans to offer $1.35 billion in convertible bonds.3 This marked the convertible bond market’s first large investment grade deal since the global financial crisis.

    During the reporting period, the Fund benefited from its investments in the financials and materials sectors. During the year, our security selection (relative to the Bank of America Merrill Lynch All U.S. Convertibles Index) to the financials sector was a contributor to Fund performance. The materials sector, specifically homebuilders, got an extra boost throughout the year as housing-start statistics and unemployment data improved.

    Meanwhile, the information technology sector, primarily semiconductor companies, weakened as a result of many consumers moving away from personal computers to tablets. This resulted in increased supply in the channel and decreased demand. Broadly, there have been supply/demand issues surrounding many personal computer hardware and semiconductor companies.

    We continue to believe avoiding issue-specific underperformers will be key to Fund performance in 2013. Other factors we continue to focus on to enhance performance include security selection, tactical sector rotation, primary market value, event-driven opportunities and, of course, good relative value.

    Thank you for investing in Invesco Convertible Securities Fund and for sharing our long-term investment horizon.

1	Source: Invesco, Bank of America Merrill Lynch via FactSet Research Systems Inc.
2	Source: Bureau of Labor Statistics
3	Source: WellPoint, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ellen Gold Portfolio manager, is lead manager of Invesco Convertible Securities Fund. She joined Invesco in 2010.
Ms. Gold earned a BBA from George Washington University and an MBA from New York University.

Ramez Nashed Portfolio manager, is manager of Invesco Convertible Securities Fund. He joined Invesco in 2010.
Mr. Nashed earned a BA in finance from New Jersey City University and an MBA from Seton Hall University.

5                Invesco Convertible Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Convertible Securities Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	5.92%
10 Years	7.14
5 Years	4.32
1 Year	7.45

Class B Shares
Inception (10/31/85)	7.56%
10 Years	7.10
5 Years	4.36
1 Year	7.80

Class C Shares
Inception (7/28/97)	5.53%
10 Years	6.97
5 Years	4.74
1 Year	12.02

Class Y Shares
Inception (7/28/97)	6.57%
10 Years	8.02
5 Years	5.75
1 Year	13.94

Class R5 Shares
10 Years	7.81%
5 Years	5.62
1 Year	14.07

Class R6 Shares
10 Years	7.75%
5 Years	5.51
1 Year	13.72

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley Convertible Securities Trust, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Convertible Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Convertible Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 0.98%, 1.73%, 1.73%, 0.73%, 0.58% and 0.58%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Convertible Securities Fund

Invesco Convertible Securities Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Convertible securities risk. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Fixed income securities risk. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed income securities go down.

When the general level of interest rates goes down, the prices of most fixed income securities go up. Lower rated fixed income securities (commonly known as junk bonds) are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments and may be subject to a greater risk of default than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

■

Common stocks and other equity securities risk. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■

The Bank of America Merrill Lynch All U.S. Convertibles Index tracks the performance of US dollar-denominated convertible securities that are not currently in bankruptcy and have total market values of more than $50 million at issuance.

■	The Lipper Convertible Securities Funds Index represents the average performance of the 10 largest convertible securities mutual funds, as classified by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

Fund Nasdaq Symbols
Class A Shares	CNSAX
Class B Shares	CNSBX
Class C Shares	CNSCX
Class Y Shares	CNSDX
Class R5 Shares	CNSIX
Class R6 Shares	CNSFX

8                Invesco Convertible Securities Fund

Schedule of Investments(a)

December 31, 2012

	Principal Amount	Value
Bonds and Notes–79.46%
Air Freight & Logistics–0.53%
XPO Logistics Inc., Sr. Unsec. Conv. Notes, 4.50%, 10/01/17	$4,000,000	$4,777,500

Alternative Carriers–0.22%
Level 3 Communications Inc., Sr. Unsec. Conv. Notes, 6.50%, 10/01/16	1,400,000	1,987,125

Aluminum–0.23%
Kaiser Aluminum Corp., Sr. Unsec. Conv. Notes, 4.50%, 04/01/15	1,500,000	2,026,875

Apparel, Accessories & Luxury Goods–1.15%
Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/16(b)	10,000,000	10,406,250

Application Software–3.85%
Bottomline Technologies de Inc., Sr. Unsec. Conv. Notes, 1.50%, 12/01/17	3,370,000	3,759,656
Concur Technologies Inc., Sr. Unsec. Conv. Notes, 2.50%, 04/15/15(b)	2,650,000	3,718,281
Mentor Graphics Corp, Unsec. Sub. Conv. Deb., 4.00%, 04/01/18(c)	6,350,000	7,496,969
Nuance Communications Inc., Sr. Unsec. Conv. Notes, 2.75%, 11/01/17(c)	8,150,000	8,888,594
TIBCO Software Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/01/17(b)(c)	5,700,000	5,447,062
TiVo Inc., Sr. Unsec. Conv. Notes, 4.00%, 03/15/16(b)	4,000,000	5,362,500
		34,673,062

Asset Management & Custody Banks–2.59%
Affiliated Managers Group, Inc., Sr. Unsec. Conv. Notes, 3.95%, 08/15/13(c)	8,010,000	8,911,125
Ares Capital Corp., Sr. Unsec. Conv. Notes, 5.75%, 02/01/16	1,000,000	1,078,750
5.75%, 02/01/16(b)	6,000,000	6,472,500
Janus Capital Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 07/15/14	1,000,000	1,043,750
Walter Investment Management Corp., Sr. Unsec. Conv. Sub. Notes, 4.50%, 11/01/19	5,500,000	5,833,437
		23,339,562

Automobile Manufacturers–0.32%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	1,834,000	2,916,060

Biotechnology–6.87%
Amgen Inc., Series B, Sr. Unsec. Conv. Notes, 0.38%, 02/01/13	7,500,000	8,432,812
Cubist Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 2.50%, 11/01/17	3,300,000	5,193,375

	Principal Amount	Value
Biotechnology–(continued)
Dendreon Corp., Sr. Unsec. Conv. Notes, 2.88%, 01/15/16	$4,752,000	$3,611,520
Exelixis Inc., Sr. Unsec. Sub. Conv. Notes, 4.25%, 08/15/19	2,000,000	1,956,250
Gilead Sciences Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	10,656,000	17,988,713
InterMune Inc., Sr. Unsec. Conv. Notes, 2.50%, 09/15/18	3,370,000	2,651,769
Isis Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 2.75%, 10/01/19(b)	5,000,000	4,965,625
Medivation Inc., Sr. Unsec. Conv. Notes, 2.63%, 04/01/17	6,000,000	7,698,750
Theravance Inc., Unsec. Sub. Conv. Notes, 3.00%, 01/15/15	3,300,000	3,700,125
Vertex Pharmaceuticals Inc., Sr. Unsec. Sub. Conv. Notes, 3.35%, 10/01/15	5,050,000	5,703,344
		61,902,283

Broadcasting–0.94%
Central European Media Enterprises Ltd. (Czech Republic), Jr. Sec. Gtd. Conv. Global Bonds, 5.00%, 11/15/15	4,100,000	3,761,750
Liberty Interactive LLC, Sr. Unsec. Conv. Notes, 3.25%, 03/15/31	5,000,000	4,750,000
		8,511,750

Cable & Satellite–0.42%
XM Satellite Radio Inc., Sr. Gtd. Sub. Conv. Notes, 7.00%, 12/01/14(b)	2,200,000	3,786,750

Casinos & Gaming–1.48%
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	12,545,000	13,305,541

Coal & Consumable Fuels–1.74%
Alpha Natural Resources Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/15/15	7,000,000	6,536,250
Peabody Energy Corp., Jr. Unsec. Sub. Conv. Deb., 4.75%, 12/15/41	9,420,000	9,119,737
		15,655,987

Communications Equipment–1.62%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(b)	7,205,000	8,281,247
Ixia, Sr. Unsec. Conv. Notes, 3.00%, 12/15/15	5,430,000	6,332,737
		14,613,984

Computer Storage & Peripherals–2.64%
EMC Corp., Series B, Sr. Unsec. Conv. Notes, 1.75%, 12/01/13	5,425,000	8,663,074
NetApp Inc., Sr. Unsec. Conv. Notes, 1.75%, 06/01/13	3,255,000	3,674,081
SanDisk Corp., Sr. Unsec. Conv. Notes, 1.50%, 08/15/17	9,800,000	11,417,000
		23,754,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Convertible Securities Fund

	Principal Amount	Value
Construction & Engineering–0.46%
MasTec Inc., Sr. Unsec. Gtd. Conv. Notes, 4.00%, 06/15/14	$2,500,000	$4,118,750

Construction & Farm Machinery & Heavy Trucks–2.45%
Greenbrier Cos Inc., Sr. Unsec. Conv. Notes, 3.50%, 04/01/18	8,510,000	7,770,694
Navistar International Corp., Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	10,750,000	9,869,843
Wabash National Corp., Sr. Unsec. Conv. Notes, 3.38%, 05/01/18	4,000,000	4,450,000
		22,090,537

Construction Materials–1.43%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Global Notes, 3.25%, 03/15/16	7,500,000	8,540,625
Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	4,000,000	4,380,000
		12,920,625

Consumer Finance–0.67%
DFC Global Corp., Sr. Unsec. Conv. Notes, 3.25%, 04/15/17(b)	5,500,000	6,019,063

Data Processing & Outsourced Services–1.12%
Alliance Data Systems Corp., Sr. Unsec. Conv. Notes, 1.75%, 08/01/13	5,480,000	10,134,575

Diversified Metals & Mining–0.73%
RTI International Metals Inc., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 12/01/15	6,000,000	6,543,750

Electrical Components & Equipment–0.76%
EnerSys, Sr. Unsec. Conv. Notes, 3.38%, 06/01/15(c)(d)	4,012,000	4,706,578
General Cable Corp., Unsec. Sub. Conv. Global Notes, 4.50%, 11/15/29(e)	2,000,000	2,167,500
		6,874,078

Electronic Manufacturing Services–0.74%
TTM Technologies Inc., Sr. Unsec. Conv. Notes, 3.25%, 05/15/15	6,550,000	6,640,063

Environmental & Facilities Services–0.81%
Covanta Holding Corp., Sr. Unsec. Conv. Notes, 3.25%, 06/01/14	6,000,000	7,278,750

Gold–1.16%
Royal Gold Inc., Sr. Unsec. Conv. Notes, 2.88%, 06/15/19	9,400,000	10,498,625

Health Care Equipment–6.21%
HeartWare International Inc., Sr. Unsec. Conv. Notes, 3.50%, 12/15/17	5,500,000	6,383,438
Hologic Inc., Series 2010, Sr. Unsec. Conv. Notes, 2.00%, 12/15/16(c)(d)	8,000,000	8,960,000
Insulet Corp., Sr. Unsec. Conv. Notes, 3.75%, 06/15/16	4,500,000	4,907,813
Integra Lifesciences Holdings Corp., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 12/15/16	8,500,000	8,590,312

	Principal Amount	Value
Health Care Equipment–(continued)
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	$5,500,000	$4,840,000
Teleflex Inc., Sr. Unsec. Sub. Conv. Notes, 3.88%, 08/01/17	8,200,000	10,547,250
Volcano Corp., Sr. Unsec. Conv. Notes, 1.75%, 12/01/17	5,080,000	5,143,500
Wright Medical Group Inc., Sr. Unsec. Conv. Notes, 2.00%, 08/15/17(b)	6,250,000	6,632,812
		56,005,125

Health Care Facilities–1.90%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	9,100,000	10,504,812
LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	6,400,000	6,612,000
		17,116,812

Health Care Services–1.79%
Chemed Corp., Sr. Unsec. Gtd. Conv. Notes, 1.88%, 05/15/14	6,441,000	6,742,922
Omnicare Inc., Sr. Unsec. Gtd. Sub. Conv. Notes, 3.75%, 04/01/42	9,147,000	9,358,524
		16,101,446

Home Entertainment Software–1.03%
Electronic Arts Inc., Sr. Unsec. Conv. Notes, 0.75%, 07/15/16	10,000,000	9,268,750

Homebuilding–0.76%
DR Horton Inc., Sr. Unsec. Gtd. Conv. Notes, 2.00%, 05/15/14	2,000,000	3,176,250
Lennar Corp., Sr. Unsec. Gtd. Conv. Notes, 2.75%, 12/15/15(b)(c)	2,000,000	3,690,000
		6,866,250

Housewares & Specialties–0.96%
Jarden Corp., Sr. Gtd. Sub. Conv. Notes, 1.88%, 09/15/18(b)	8,500,000	8,643,438

Industrial Machinery–0.69%
Chart Industries Inc., Sr. Unsec. Sub. Conv. Notes, 2.00%, 08/01/18	5,000,000	6,184,375

Industrial REIT’s–0.43%
ProLogis, Sr. Unsec. Gtd. Conv. Notes., 3.25%, 03/15/15	3,400,000	3,869,625

Internet Retail–0.83%
priceline.com Inc., Sr. Unsec. Notes, 1.00%, 03/15/18(b)	7,000,000	7,511,875

Internet Software & Services–2.14%
Dealer Track Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 03/15/17(b)	6,500,000	6,894,063
Equinix Inc., Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	1,800,000	3,520,125
VeriSign Inc., Jr. Unsec. Sub. Conv. Global Notes, 3.25%, 08/15/37	7,005,000	8,870,081
		19,284,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Convertible Securities Fund

	Principal Amount	Value
Investment Banking & Brokerage–0.33%
Jefferies Group Inc., Sr. Unsec. Conv. Notes, 3.88%, 11/01/17(c)	$3,000,000	$2,986,875

Leisure Products–0.35%
Callaway Golf Co., Sr. Unsec. Conv. Bonds, 3.75%, 08/15/19(b)	3,000,000	3,183,750

Life & Health Insurance–0.60%
American Equity Investment Life Holding Co., Sr. Unsec. Conv. Notes, 3.50%, 09/15/15(b)	4,700,000	5,449,063

Life Sciences Tools & Services–0.64%
Illumina Inc., Sr. Unsec. Conv. Notes, 0.25%, 03/15/16(b)	4,700,000	4,579,563
Sequenom Inc., Sr. Unsec. Conv. Notes, 5.00%, 10/01/17(b)	1,000,000	1,198,125
		5,777,688

Managed Health Care–1.20%
WellPoint Inc., Sr. Unsec. Conv. Notes, 2.75%, 10/15/42(b)	10,000,000	10,806,250

Mortgage REIT’s–0.45%
Annaly Capital Management Inc., Sr. Unsec. Conv. Notes, 5.00%, 05/15/15	4,000,000	4,062,500

Movies & Entertainment–0.79%
Liberty Interractive LLC, Sr. Unsec. Conv. Notes, 3.13%, 03/30/13(c)	4,900,000	7,135,625

Office REIT’s–0.56%
SL Green Operating Partnership L.P., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 10/15/17(b)	4,500,000	5,065,313

Oil & Gas Equipment & Services–2.32%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(c)	6,600,000	7,816,875
Hornbeck Offshore Services Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 09/01/19(b)	7,000,000	7,070,000
SEACOR Holdings Inc., Sr. Unsec. Conv. Notes, 2.50%, 12/19/17(b)(c)	5,880,000	6,019,650
		20,906,525

Oil & Gas Exploration & Production–2.24%
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 2.50%, 05/15/17(c)	4,900,000	4,434,500
2.75%, 11/15/15(c)	3,300,000	3,172,125
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	6,720,000	6,816,600
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17(b)	6,500,000	5,736,250
		20,159,475

	Principal Amount	Value
Pharmaceuticals–2.40%
Akorn Inc., Sr. Unsec. Conv. Notes, 3.50%, 06/01/16	$4,000,000	$6,712,500
Medicines Co. (The), Sr. Unsec. Conv. Notes, 1.38%, 06/01/17(b)	4,000,000	4,400,000
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19(b)	8,000,000	7,745,000
Viropharma Inc., Sr. Unsec. Conv. Notes, 2.00%, 03/15/17	2,000,000	2,795,000
		21,652,500

Precious Metals & Minerals–1.13%
Stillwater Mining Co., Sr. Unsec. Conv. Notes, 1.75%, 10/15/19(c)	8,700,000	10,184,438

Semiconductor Equipment–2.44%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	10,800,000	10,725,750
Novellus Systems Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 05/15/41	4,500,000	5,625,000
Photronics Inc., Sr. Unsec. Conv. Notes, 3.25%, 04/01/16	5,525,000	5,594,062
		21,944,812

Semiconductors–4.75%
Intel Corp., Jr. Unsec. Sub. Conv. Deb., 2.95%, 12/15/35	6,476,000	6,747,182
2.95%, 12/15/35(b)	1,300,000	1,354,438
Linear Technology Corp., Series A, Sr. Unsec. Conv. Global Notes, 3.00%, 05/01/14(c)	8,075,000	8,448,469
Micron Technology Inc., Series A, Sr. Unsec. Conv. Notes, 1.50%, 08/01/18(c)	6,000,000	5,576,250
ON Semiconductor Corp., Sr. Unsec. Gtd. Sub. Conv. Notes, 2.63%, 12/15/16(c)	8,000,000	8,565,000
SunPower Corp., Sr. Unsec. Conv. Notes, 4.75%, 04/15/14	4,850,000	4,595,375
Xilinx Inc., Sr. Unsec. Conv. Notes, 2.63%, 06/15/17	5,530,000	7,555,362
		42,842,076

Specialized Finance–1.00%
Air Lease Corp., Sr. Unsec. Conv. Notes, 3.88%, 12/01/18(b)	8,300,000	9,021,062

Specialized REIT’s–0.62%
Rayonier TRS Holdings Inc., Sr. Unsec. Gtd. Conv. Notes, 4.50%, 08/15/15(b)	3,500,000	5,554,063

Steel–1.49%
AK Steel Corp., Sr. Unsec. Gtd. Conv. Notes, 5.00%, 11/15/19	9,050,000	10,226,500
Steel Dynamics Inc., Sr. Unsec. Gtd. Conv. Notes, 5.13%, 06/15/14	2,900,000	3,170,062
		13,396,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Convertible Securities Fund

	Principal Amount	Value
Systems Software–0.75%
Microsoft Corp., Sr. Unsec. Conv. Notes, 0%, 06/15/13(b)(f)	$1,750,000	$1,759,844
Symantec Corp., Series B, Sr. Unsec. Conv. Global Notes, 1.00%, 06/15/13	4,650,000	5,013,281
		6,773,125

Thrifts & Mortgage Finance–1.05%
MGIC Investment Corp., Sr. Unsec. Conv. Notes, 5.00%, 05/01/17	2,550,000	1,930,031
Radian Group Inc., Sr. Unsec. Conv. Notes, 3.00%, 11/15/17	8,500,000	7,559,688
		9,489,719

Tobacco–0.61%
Vector Group Ltd., Sr. Unsec. Conv. Notes, 2.50%, 01/15/19	5,040,000	5,516,925

Trading Companies & Distributors–0.95%
Kaman Corp., Sr. Unsec. Conv. Notes, 3.25%, 11/15/17(b)	1,235,000	1,557,644
Titan Machinery Inc., Sr. Unsec. Conv. Notes, 3.75%, 05/01/19(b)	3,000,000	2,836,875
United Rentals Inc., Sr. Unsec. Conv. Notes, 4.00%, 11/15/15	1,000,000	4,125,000
		8,519,519

Trucking–1.12%
Avis Budget Group Inc., Sr. Unsec. Conv. Notes, 3.50%, 10/01/14	7,365,000	10,122,272
Total Bonds and Notes (Cost $667,963,900)		716,177,802

	Shares
Preferred Stocks–15.66%
Aerospace & Defense–1.02%
United Technologies Corp., $3.75 Conv. Pfd.	166,000	9,247,860

Asset Management & Custody Banks–0.30%
AMG Capital Trust II, $2.58 Conv. Pfd.	58,000	2,751,375

Automobile Manufacturers–1.33%
General Motors Co., Series B, $2.38 Conv. Pfd.	272,750	12,036,458

Diversified Banks–1.47%
Wells Fargo & Co.-Class A, Series L, $75.00 Conv. Pfd.	10,800	13,230,000

Electric Utilities–0.79%
PPL Corp.,
$4.38 Conv. Pfd.	33,500	1,799,955
$4.75 Conv. Pfd.	101,300	5,299,003
		7,098,958

Health Care Facilities–0.66%
HealthSouth Corp., Series A, $65.00 Conv. Pfd.	5,700	5,915,175

	Shares	Value
Health Care Services–0.44%
Omnicare Capital Trust II, Series B, $2.00 Conv. Pfd.	82,133	$3,948,133

Industrial Machinery–1.01%
Stanley Black & Decker Inc., $4.75 Conv. Pfd.	75,500	9,114,360

Life & Health Insurance–0.48%
MetLife Inc., $2.50 Conv. Pfd.	98,400	4,375,848

Multi-Line Insurance–0.80%
Hartford Financial Services Group Inc., Series F, $1.81 Conv. Pfd.	348,800	7,202,720

Oil & Gas Exploration & Production–0.80%
Apache Corp., Series D, $3.00 Conv. Pfd.	157,200	7,184,040

Other Diversified Financial Services–1.50%
Bank of America Corp., Series L, $72.50 Conv. Pfd.	11,900	13,506,500

Railroads–0.86%
Genesee & Wyoming Inc., $5.00 Conv. Pfd.	70,000	7,798,700

Regional Banks–1.26%
KeyCorp, Series A, $7.75 Conv. Pfd.	18,000	2,254,500
Wintrust Financial Corp.,
$3.75 Conv. Pfd.	147,300	8,027,850
Class C, $50.00 Conv. Pfd.	1,000	1,040,250
		11,322,600

Research & Consulting Services–0.46%
Nielsen Holdings N.V., $3.13 Conv. Pfd.	73,120	4,124,421

Specialized REIT’s–0.77%
Health Care REIT, Inc., Series I, $3.25 Conv. Pfd.	121,300	6,937,147

Tires & Rubber–1.08%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	206,000	9,725,260

Trucking–0.63%
2010 Swift Mandatory Common Exchange Security Trust, $0.66 Conv. Pfd.(b)	606,100	5,647,700
Total Preferred Stocks (Cost $137,686,257)		141,167,255

Common Stocks–2.51%
Biotechnology–0.77%
Alexion Pharmaceuticals, Inc.(g)	73,464	6,891,658

Other Diversified Financial Services–1.14%
Citigroup Inc.	259,414	10,262,416

Wireless Telecommunication Services–0.60%
Crown Castle International Corp.(g)	75,336	5,436,246
Total Common Stocks (Cost $14,101,473)		22,590,320

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Convertible Securities Fund

	Shares	Value
Money Market Funds–2.02%
Liquid Assets Portfolio–Institutional Class(h)	9,105,600	$9,105,600
Premier Portfolio–Institutional Class(h)	9,105,599	9,105,599
Total Money Market Funds (Cost $18,211,199)		18,211,199
TOTAL INVESTMENTS–99.65% (Cost $837,962,829)		898,146,576
OTHER ASSETS LESS LIABILITIES–0.35%		3,152,382
NET ASSETS–100.00%		$901,298,958

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $176,816,056, which represented 19.62% of the Fund’s Net Assets.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Step coupon bond. Rate shown is the rate in effect on December 31, 2012.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Zero coupon bond issued at a discount.
(g)	Non-income producing security.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Convertible Securities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $819,751,630)	$879,935,377
Investments in affiliated money market funds, at value and cost	18,211,199
Total investments, at value (Cost $837,962,829)	898,146,576
Cash	181,663
Receivable for:
Fund shares sold	2,998,760
Dividends and interest	4,676,123
Investment for trustee deferred compensation and retirement plans	19,628
Other assets	45,180
Total assets	906,067,930

Liabilities:
Payable for:
Fund shares reacquired	3,942,920
Accrued fees to affiliates	580,933
Accrued other operating expenses	121,278
Trustee deferred compensation and retirement plans	123,841
Total liabilities	4,768,972
Net assets applicable to shares outstanding	$901,298,958

Net assets consist of:
Shares of beneficial interest	$836,924,547
Undistributed net investment income	4,395,968
Undistributed net realized gain (loss)	(205,304)
Unrealized appreciation	60,183,747
$901,298,958

Net Assets:
Class A	$538,961,700
Class B	$7,324,840
Class C	$82,876,461
Class Y	$269,399,540
Class R5	$2,726,367
Class R6	$10,050

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,814,014
Class B	349,892
Class C	3,988,635
Class Y	12,890,654
Class R5	130,559
Class R6	481
Class A:
Net asset value per share	$20.88
Maximum offering price per share
(Net asset value of $20.88 ÷ 94.50%)	$22.10
Class B:
Net asset value and offering price per share	$20.93
Class C:
Net asset value and offering price per share	$20.78
Class Y:
Net asset value and offering price per share	$20.90
Class R5:
Net asset value and offering price per share	$20.88
Class R6:
Net asset value and offering price per share	$20.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Convertible Securities Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Interest	$17,882,781
Dividends	11,275,580
Dividends from affiliated money market funds	42,726
Total investment income	29,201,087

Expenses:
Advisory fees	4,482,432
Administrative services fees	232,300
Custodian fees	31,890
Distribution fees:
Class A	1,225,102
Class B	89,373
Class C	709,681
Transfer agent fees	1,040,699
Transfer agent fees — R5	470
Trustees’ and officers’ fees and benefits	58,755
Other	391,252
Total expenses	8,261,954
Less: Fees waived and expense offset arrangement(s)	(45,630)
Net expenses	8,216,324
Net investment income	20,984,763

Realized and unrealized gain from:
Net realized gain from investment securities	19,129,108
Change in net unrealized appreciation of investment securities	69,911,582
Net realized and unrealized gain	89,040,690
Net increase in net assets resulting from operations	$110,025,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Convertible Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$20,984,763	$15,372,481
Net realized gain (loss)	19,129,108	(14,150,218)
Change in net unrealized appreciation (depreciation)	69,911,582	(81,408,913)
Net increase (decrease) in net assets resulting from operations	110,025,453	(80,186,650)

Distributions to shareholders from net investment income:
Class A	(12,090,682)	(9,209,678)
Class B	(131,515)	(151,638)
Class C	(1,384,026)	(976,967)
Class Y	(6,224,036)	(4,016,291)
Class R5	(68,920)	(30,690)
Class R6	(69)	—
Total distributions from net investment income	(19,899,248)	(14,385,264)

Share transactions-net:
Class A	(35,397,834)	460,823,869
Class B	(4,205,115)	597,013
Class C	(13,591,258)	78,526,174
Class Y	41,215,438	209,775,935
Class R5	652,715	2,017,823
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(11,316,054)	751,740,814
Net increase in net assets	78,810,151	657,168,900

Net assets:
Beginning of year	822,488,807	165,319,907
End of year (includes undistributed net investment income of $4,395,968 and $(71,087), respectively)	$901,298,958	$822,488,807

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Convertible Securities Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

16                         Invesco Convertible Securities Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

17                         Invesco Convertible Securities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $750 million	0.520%
Next $250 million	0.470%
Next $500 million	0.420%
Next $500 million	0.395%
Next $1 billion	0.370%
Over $3 billion	0.345%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.11%, 1.86%, 1.86%, 0.86% and 0.86%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $44,125.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

18                         Invesco Convertible Securities Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended December 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $65,831 in front-end sales commissions from the sale of Class A shares and $7,433, $14,378 and $25,946 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$154,462,003	$27,506,771	$—	$181,968,774
Corporate Debt Securities	—	716,177,802	—	716,177,802
Total Investments	$154,462,003	$743,684,573	$—	$898,146,576

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,505.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

19                         Invesco Convertible Securities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$19,899,248	$14,385,264

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$8,077,735
Undistributed long-term gain	1,532,489
Net unrealized appreciation — investments	55,465,710
Temporary book/tax differences	(121,503)
Post-October deferrals	(580,020)
Shares of beneficial interest	836,924,547
Total net assets	$901,298,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,174,336 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $488,999,319 and $489,045,143, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$73,666,348
Aggregate unrealized (depreciation) of investment securities	(18,200,638)
Net unrealized appreciation of investment securities	$55,465,710

Cost of investments for tax purposes is $842,680,866.

20                         Invesco Convertible Securities Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of convertible preferred sale adjustment and prior year bond premium amortization, on December 31, 2012, undistributed net investment income was increased by $3,381,540, undistributed net realized gain (loss) was decreased by $2,764,724 and shares of beneficial interest was decreased by $616,816. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	6,880,930	$139,319,188	13,317,412	$271,534,918
Class B	31,321	630,446	122,242	2,512,516
Class C	1,065,967	21,480,711	3,672,839	74,859,030
Class Y	8,767,192	177,589,797	13,913,381	281,440,401
Class R5(b)	60,488	1,229,279	33,432	640,720
Class R6(b)	481	10,000	—	—

Issued as reinvestment of dividends:
Class A	470,959	9,542,077	392,683	7,603,988
Class B	5,292	107,367	6,391	125,094
Class C	53,479	1,078,990	42,819	825,578
Class Y	207,873	4,212,523	153,002	2,970,058
Class R5	3,298	66,779	1,587	30,487

Automatic conversion of Class B shares to Class A shares:
Class A	145,080	2,934,262	177,265	3,485,358
Class B	(144,404)	(2,934,262)	(176,832)	(3,485,358)

Issued in connection with acquisitions:(c)
Class A	—	—	14,616,812	309,284,242
Class B	—	—	348,851	7,397,271
Class C	—	—	1,244,991	26,175,151
Class Y	—	—	1,629,301	34,518,583
Class R5	—	—	64,292	1,362,216

Reacquired:
Class A	(9,287,480)	(187,193,361)	(6,802,978)	(131,084,637)
Class B	(100,198)	(2,008,666)	(291,825)	(5,952,510)
Class C	(1,806,467)	(36,150,959)	(1,223,711)	(23,333,585)
Class Y	(6,945,469)	(140,586,882)	(5,691,697)	(109,153,107)
Class R5	(31,769)	(643,343)	(769)	(15,600)
Net increase (decrease) in share activity	(623,427)	$(11,316,054)	35,549,488	$751,740,814

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of May 23, 2011 and September 24, 2012 for Class R5 and Class R6 shares, respectively.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Harbor Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 1, 2011. The acquisition was accomplished by a tax-free exchange of 17,904,247 shares of the Fund for 21,325,851 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 29, 2011. The Target Fund’s net assets at that date of $378,737,463 including $53,787,265 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $522,752,156. The net assets immediately after the acquisition were $901,489,619.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$19,163,880
Net realized/unrealized gains (losses)	(77,709,141)
Change in net assets resulting from operations	$(58,545,261)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

21                         Invesco Convertible Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/12	$18.78	$0.48	$2.08	$2.56	$(0.46)	$—	$(0.46)	$20.88	13.74%	$538,962	0.93	%(d)(e)	0.94	%(d)(e)	2.41	%(d)(e)	58%
Year ended 12/31/11	20.05	0.46	(1.34)	(0.88)	(0.39)	—	(0.39)	18.78	(4.46)	518,426	0.97		0.98		2.37		38
Three months ended 12/31/10	18.71	0.12	1.35	1.47	(0.13)	—	(0.13)	20.05	7.86	118,359	1.09	(f)	1.10	(f)	2.42	(f)	24
Year ended 09/30/10	16.86	0.59	1.97	2.56	(0.71)	—	(0.71)	18.71	15.45	90,840	1.17		1.17		3.33		85
Year ended 09/30/09	15.35	0.40	1.72	2.12	(0.49)	(0.12)	(0.61)	16.86	14.80	82,241	1.27	(g)			2.86	(g)	104
Year ended 09/30/08	19.01	0.32	(3.52)	(3.20)	(0.46)	—	(0.46)	15.35	(17.05)	80,731	1.12	(g)			1.76	(g)	95
Class B
Year ended 12/31/12	18.83	0.33	2.08	2.41	(0.31)	—	(0.31)	20.93	12.85	7,325	1.70	(d)(e)	1.71	(d)(e)	1.64	(d)(e)	58
Year ended 12/31/11	20.10	0.32	(1.35)	(1.03)	(0.24)	—	(0.24)	18.83	(5.16)	10,505	1.72		1.73		1.62		38
Three months ended 12/31/10	18.76	0.08	1.35	1.43	(0.09)	—	(0.09)	20.10	7.64	11,038	1.84	(f)	1.85	(f)	1.67	(f)	24
Year ended 09/30/10	16.90	0.46	1.97	2.43	(0.57)	—	(0.57)	18.76	14.61	11,454	1.92		1.92		2.58		85
Year ended 09/30/09	15.39	0.29	1.72	2.01	(0.38)	(0.12)	(0.50)	16.90	13.93	16,790	2.02	(g)			2.11	(g)	104
Year ended 09/30/08	19.03	0.19	(3.51)	(3.32)	(0.32)	—	(0.32)	15.39	(17.64)	23,691	1.88	(g)			1.00	(g)	95
Class C
Year ended 12/31/12	18.69	0.36	2.06	2.42	(0.33)	—	(0.33)	20.78	13.02	82,876	1.53	(d)(e)	1.54	(d)(e)	1.81	(d)(e)	58
Year ended 12/31/11	19.94	0.32	(1.33)	(1.01)	(0.24)	—	(0.24)	18.69	(5.12)	87,388	1.72		1.73		1.62		38
Three months ended 12/31/10	18.61	0.08	1.34	1.42	(0.09)	—	(0.09)	19.94	7.64	18,719	1.84	(f)	1.85	(f)	1.67	(f)	24
Year ended 09/30/10	16.77	0.46	1.96	2.42	(0.58)	—	(0.58)	18.61	14.62	9,486	1.92		1.92		2.58		85
Year ended 09/30/09	15.28	0.30	1.70	2.00	(0.39)	(0.12)	(0.51)	16.77	13.96	6,175	2.02	(g)			2.11	(g)	104
Year ended 09/30/08	18.91	0.18	(3.49)	(3.31)	(0.32)	—	(0.32)	15.28	(17.68)	5,981	1.88	(g)			1.00	(g)	95
Class Y
Year ended 12/31/12	18.81	0.53	2.07	2.60	(0.51)	—	(0.51)	20.90	13.94	269,400	0.70	(d)	0.71	(d)	2.64	(d)	58
Year ended 12/31/11	20.07	0.52	(1.34)	(0.82)	(0.44)	—	(0.44)	18.81	(4.16)	204,319	0.72		0.73		2.62		38
Three months ended 12/31/10	18.73	0.13	1.35	1.48	(0.14)	—	(0.14)	20.07	7.92	17,204	0.84	(f)	0.85	(f)	2.67	(f)	24
Year ended 09/30/10	16.87	0.64	1.97	2.61	(0.75)	—	(0.75)	18.73	15.78	3,661	0.92		0.92		3.58		85
Year ended 09/30/09	15.37	0.57	1.58	2.15	(0.53)	(0.12)	(0.65)	16.87	15.07	1,022	1.02	(g)			3.11	(g)	104
Year ended 09/30/08	19.02	0.36	(3.50)	(3.14)	(0.51)	—	(0.51)	15.37	(16.82)	86	0.88	(g)			2.00	(g)	95
Class R5
Year ended 12/31/12	18.78	0.55	2.08	2.63	(0.53)	—	(0.53)	20.88	14.13	2,726	0.60	(d)	0.61	(d)	2.74	(d)	58
Year ended 12/31/11(h)	21.19	0.33	(2.38)	(2.05)	(0.36)	—	(0.36)	18.78	(9.70)	1,851	0.57	(f)	0.58	(f)	2.77	(f)	38
Class R6
Year ended 12/31/12(h)	20.78	0.15	0.10	0.25	(0.14)	—	(0.14)	20.89	1.23	10	0.58	(d)(f)	0.59	(d)(f)	2.76	(d)(f)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $310,063,973 and sold of $85,053,876 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Harbor Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $530,690, $8,937, $85,934, $245,785, $2,572 and $10 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 1.00% and 0.83% for Class A, Class B and Class C shares, respectively.
(f)	Annualized.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the year ended December 31, 2009 and 0.01% for the year ended December 31, 2008.
(h)	Commencement date of May 23, 2011 and September 24, 2012 for Class R5 and Class R6 shares, respectively.

22                         Invesco Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Convertible Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Convertible Securities Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended December 31, 2010 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated November 24, 2009 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

23                         Invesco Convertible Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,068.00	$4.83	$1,020.46	$4.72	0.93%
B	1,000.00	1,063.80	8.82	1,016.59	8.62	1.70
C	1,000.00	1,064.40	8.41	1,016.99	8.21	1.62
Y	1,000.00	1,069.20	3.64	1,021.62	3.56	0.70
R5	1,000.00	1,069.60	3.23	1,022.02	3.15	0.62
R6	1,000.00	1,011.80	1.58	1,022.22	2.95	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012, through December 31, 2012 (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012 through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

24                         Invesco Convertible Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	42.69%
Corporate Dividends Received Deduction*	44.80%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Convertible Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Convertible Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Convertible Securities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526        MS-CSEC-AR-1        Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Global Quantitative Core Fund

Nasdaq:

A: GTNDX  ■  B: GNDBX  ■  C: GNDCX  ■  R: GTNRX  ■  Y: GTNYX  ■  R5: GNDIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Global Quantitative Core Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Global Quantitative Core Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Global Quantitative Core Fund, at net asset value (NAV), underperformed its style-specific index, the MSCI World Index. Stock selection for the reporting period was mixed. The Fund benefited from positive stock selection in the energy, financials, health care, materials and telecommunication services sectors. In contrast, stock selection was weak in the consumer discretionary and information technology (IT) sectors. In addition, stock selection in the consumer staples and industrials lagged the style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.32%
Class B Shares	12.53
Class C Shares	12.44
Class R Shares	13.01
Class Y Shares	13.55
Class R5 Shares*	13.96
MSCI World Index‚ (Broad Market/Style-Specific Index)	15.83
Lipper Global Multi-Cap Core Funds Index■ (Peer Group Index)	16.19

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

We manage your Fund to provide exposure to global large-cap stocks. The portfolio is designed to outperform its style-specific index, the MSCI World Index, while minimizing the amount of additional risk relative to this benchmark. The Fund can be used as a long-term allocation to large-cap stocks that complements other style-specific strategies within a diversified asset allocation strategy.

The investment process integrates the following key steps:

■	Universe development
■	Stock rankings
■	Risk assessment
■	Portfolio construction
■	Trading

While the companies included in the MSCI World Index are used as a general guide for developing the Fund’s investable universe, non-index stocks may also be considered. Each stock in the universe is evaluated on four factors: company earnings momentum, price trend, management action and relative valuation. The scores from these four factors are combined to arrive at an overall alpha score (excess return forecast) for each stock. Each alpha score is relative to the other securities within the same industry. Stocks also are evaluated on a multitude of other factors to develop a stock-specific risk forecast and transaction cost forecast.

We then incorporate our forecasts for return, risk and transaction cost for each stock into an optimizer (a software tool) along with pre-specified product parameters to build a portfolio that we believe is an optimal balance of potential risk and return. This portfolio is constructed according to certain constraints to increase the probability that the Fund’s relative performance and volatility remain within the Fund’s strategy guidelines. We continually monitor the portfolio, and the overall investment process is repeated on a monthly basis to determine which companies should be bought or sold in the portfolio.

    In terms of risk management, we seek to minimize any style biases in the portfolio. Active managers of global portfolios typically add value in one of, or a combination of, five areas: beta bias (relative volatility), style bias, sector/industry over- and underweight, country over- and underweight, and stock selection. We attempt to add value through our stock selection decisions. Consequently, our risk management process seeks to neutralize the Fund’s exposure relative to the style-specific index with regard to the other exposures.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year of performance in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012. During the year, the macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization

Portfolio Composition
By sector
Financials	18.4%
Energy	13.3
Health Care	13.1
Information Technology	12.1
Consumer Discretionary	11.0
Industrials	10.6
Consumer Staples	7.5
Telecommunication Services	6.5
Materials	4.3
Utilities	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.2

Top 10 Equity Holdings*

1. Citigroup Inc.	2.5%
2. Verizon Communications Inc.	2.4
3. Pfizer Inc.	2.3
4. Cisco Systems, Inc.	2.3
5. ConocoPhillips	2.2
6. Philip Morris International Inc.	2.1
7. Amgen Inc.	2.1
8. U.S. Bancorp	2.1
9. Northrop Grumman Corp.	2.1
10. Next PLC	2.0

Top Five Countries*

1. United States	51.4%
2. Japan	9.6
3. United Kingdom	6.7
4. Sweden	4.3
5. Australia	4.0

Total Net Assets	$130.6 million

Total Number of Holdings*	80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4                Invesco Global Quantitative Core Fund

of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank announced new measures to support Eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher for the year.

    Regarding the results of Invesco Global Quantitative Core Fund, it’s important to understand our investment process to better evaluate the drivers of our relative performance versus the style-specific index. We generally evaluate performance based on the effectiveness of our stock selection and risk management.

    Our stock selection model, based on the four factors (company earnings momentum, price trend, management action and relative value) that make up our alpha (excess return) forecast for stocks in our investment universe, was a detractor from Fund performance for the reporting period. However, when selecting Fund holdings we use our optimization software to assist in making investment decisions, based on risk and transaction cost forecasts, as well as our alpha forecast. Consequently, while our stock selection model may identify a stock with an attractive alpha forecast, the optimizer may indicate that its transaction costs are too high and/or its risk level is unacceptable.

    For the reporting period, Invesco Global Quantitative Fund lagged its style-specific index, the MSCI World Index. Our stock selection in six sectors, including energy, financials, health care, materials, utilities and telecommunication services, was extremely strong and contributed to our Fund performance compared to the style-specific index. In contrast, stock selection in the consumer discretionary, consumer staples, industrials and IT sectors detracted from the overall positive performance of the Fund.

    In the energy sector, Marathon Petroleum contributed to Fund performance. During the reporting period, Reuters reported that Marathon Petroleum is buying BP’s (not a Fund holding) Texas City refinery in a $2.5 billion deal. Also contributing to the outperformance of the Fund versus its style-specific index were US banking and financial services companies, Citigroup and Discover Financial Services.

    A primary detractor from Fund returns was Apollo Group, a US-based private education provider. It was reported that Apollo Group will cut about 800 jobs and shut down 115 campuses as part of its efforts to reduce costs by $300 million by fiscal year 2014.1 Also detracting were several IT companies, such as Dell and Intel. During the reporting period, Dell announced that it completed the acquisition of Quest Software (not a Fund holding), an IT management software provider. Quest Software offers software solutions that simplify and solve both common and challenging IT problems for organizations.

    When looking closely at the regions in which the Fund invests, stock selection in the Asia/Pacific region lagged the MSCI World Index. Conversely, stock selection was very strong in Europe, which contributed to positive relative performance for the year.

    Global markets ended 2012 on a strong note, with the MSCI World Index generating positive returns in six of the last seven months of the year.2 We believe accommodative monetary policy from global central banks is likely to continue, and market valuations will remain attractive from a historic perspective. That said, underlying issues plaguing markets over the past several years, such as high sovereign debt levels across the developed markets (particularly within Europe), have not been resolved, and could continue to weigh on global economic growth and add to market volatility. The Fund continues to find investment opportunities in this market environment.

    We welcome any new investors who joined the Fund during the year, and thank all of our shareholders for your continued investment in Invesco Global Quantitative Core Fund.

1	Source: Reuters
2	Source: Invesco, MSCI via FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata

Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Quantitative Core Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Karl Georg Bayer

Portfolio manager, is manager of Invesco Global Quantitative Core Fund. He joined Invesco in 1991. Mr. Bayer earned Diplom Kaufmann and Diplom Ingenieur degrees from the University of Darmstadt.

Uwe Draeger

Portfolio manager, is manager of Invesco Global Quantitative Core Fund. He joined Invesco in 2005. Mr. Draeger earned a Diplom-Ökonom degree from Hochschule für Ökonomie Berlin, an MA from City of London Polytechnic and an MBA from Anglia Business School (Cambridge).

Jens Langewand

Portfolio manager, is manager of Invesco Global Quantitative Core Fund. He joined Invesco in 2007. Mr. Langewand earned a Diplom Kaufmann degree from the University of Münster and a PhD from the University of Augsburg.

Andrew Waisburd

Portfolio manager, is manager of Invesco Global Quantitative Core Fund. He joined Invesco in 2008. Mr. Waisburd earned a BS in statistics from Cornell University and an MS and a PhD in finance from Indiana University.

5                Invesco Global Quantitative Core Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Global Quantitative Core Fund

Average Annual Total Returns As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (9/15/97)	5.12%
10 Years	6.75
5 Years	-3.44
1 Year	7.07

Class B Shares
Inception (9/15/97)	5.24%
10 Years	6.78
5 Years	-3.41
1 Year	7.53

Class C Shares
Inception (1/2/98)	5.17%
10 Years	6.61
5 Years	-3.07
1 Year	11.44

Class R Shares
10 Years	7.12%
5 Years	-2.58
1 Year	13.01

Class Y Shares
10 Years	7.46%
5 Years	-2.15
1 Year	13.55

Class R5 Shares
10 Years	7.87%
5 Years	-1.75
1 Year	13.96

Class R shares incepted on October 31, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.56%, 2.31%, 2.31%, 1.81%, 1.31% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco Global Quantitative Core Fund

Invesco Global Quantitative Core Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■

Depository receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The Lipper Global Multi-Cap Core Funds Index is an unmanaged index considered representative of global multi-cap core funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	GTNDX
Class B Shares	GNDBX
Class C Shares	GNDCX
Class R Shares	GTNRX
Class Y Shares	GTNYX
Class R5 Shares	GNDIX

8                Invesco Global Quantitative Core Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–97.75%
Australia–4.01%
Coca-Cola Amatil Ltd.	17,439	$245,453
CSL Ltd.	42,902	2,426,308
Lend Lease Group(a)	41,055	400,420
Telstra Corp. Ltd.	146,607	668,609
Woolworths Ltd.	48,940	1,497,463
		5,238,253

Austria–3.21%
Andritz AG	40,637	2,609,765
Voestalpine AG	42,935	1,578,130
		4,187,895

Canada–3.14%
Alimentation Couche-Tard Inc.–Class B	12,600	621,052
Encana Corp.(b)	62,400	1,235,805
Husky Energy Inc.	30,900	915,141
National Bank of Canada	17,100	1,330,517
		4,102,515

Denmark–1.41%
Coloplast A.S.–Class B	5,035	246,680
Novo Nordisk A.S.–Class B	9,786	1,597,682
		1,844,362

France–1.95%
European Aeronautic Defence and Space Co. N.V.	65,047	2,548,344

Germany–2.62%
Aurubis AG	11,249	799,722
Muenchener Rueckversicherungs–Gesellschaft AG	10,070	1,806,945
ProSiebenSat.1 Media AG–Preference	28,820	810,626
		3,417,293

Hong Kong–1.09%
Cheung Kong (Holdings) Ltd.	92,000	1,424,157

Japan–9.60%
Canon Inc.(b)	40,300	1,578,558
Central Japan Railway Co.	31,100	2,519,975
COMSYS Holdings Corp.	24,800	318,649
Daihatsu Motor Co., Ltd.	8,000	157,787
Japan Tobacco Inc.	67,300	1,892,934
Namco Bandai Holdings Inc.	98,200	1,271,871
Sega Sammy Holdings Inc.	53,000	893,968
Sumitomo Mitsui Financial Group, Inc.	53,600	1,944,654
Suzuken Co., Ltd.	4,400	123,829
Tokio Marine Holdings, Inc.	65,800	1,832,203
		12,534,428

	Shares	Value
Netherlands–3.53%
ASML Holding N.V.	32,329	$2,092,095
Koninklijke Ahold N.V.	189,342	2,513,925
		4,606,020

New Zealand–1.75%
Telecom Corp. of New Zealand Ltd.	1,206,864	2,287,867

Norway–1.10%
TGS Nopec Geophysical Co. A.S.A.	43,690	1,431,206

Singapore–0.29%
UOL Group Ltd.	77,000	380,136

Sweden–4.32%
Boliden AB	76,994	1,463,737
Saab AB–Class B	50,562	1,054,941
Skandinaviska Enskilda Banken AB–Class A	227,993	1,944,632
Svenska Handelsbanken AB–Class A	32,961	1,181,237
		5,644,547

Switzerland–1.64%
Roche Holding AG	10,533	2,143,842

United Kingdom–6.70%
Next PLC	42,963	2,652,442
Rio Tinto PLC	6,206	361,739
Royal Dutch Shell PLC–Class A	60,677	2,144,587
Royal Dutch Shell PLC–Class B	41,512	1,469,614
WH Smith PLC	190,078	2,123,245
		8,751,627

United States–51.39%
Abbott Laboratories	13,200	864,600
Activision Blizzard, Inc.	195,000	2,070,900
Allstate Corp. (The)	8,000	321,360
American Eagle Outfitters, Inc.	11,800	242,018
Amgen Inc.	32,300	2,788,136
AOL Inc.	66,100	1,957,221
Apollo Group, Inc.–Class A(c)	61,500	1,286,580
Apple Inc.	200	106,596
AT&T Inc.	71,500	2,410,265
CF Industries Holdings, Inc.	3,900	792,324
Cisco Systems, Inc.	149,600	2,939,640
Citigroup Inc.	84,000	3,323,040
ConocoPhillips	48,800	2,829,912
Dell Inc.	157,500	1,595,475
Discover Financial Services	59,500	2,293,725
Eli Lilly & Co.	51,800	2,554,776
Entergy Corp.	20,100	1,281,375
Freeport-McMoRan Copper & Gold Inc.	18,200	622,440
Gap, Inc. (The)	80,800	2,508,032
Garmin Ltd.(b)	58,600	2,392,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Quantitative Core Fund

	Shares	Value
United States–(continued)
Intel Corp.	77,900	$1,607,077
JPMorgan Chase & Co.	50,700	2,229,279
KeyCorp	100,100	842,842
Lockheed Martin Corp.	23,300	2,150,357
Marathon Oil Corp.	62,900	1,928,514
Marathon Petroleum Corp.	41,100	2,589,300
Microsoft Corp.	68,600	1,833,678
Northrop Grumman Corp.	39,700	2,682,926
Pfizer Inc.	117,600	2,949,408
Philip Morris International Inc.	33,400	2,793,576
Tesoro Corp.	9,000	396,450
U.S. Bancorp	86,500	2,762,810
UnitedHealth Group Inc.	26,200	1,421,088
Valero Energy Corp.	24,800	846,176
Verizon Communications Inc.	71,700	3,102,459
Wal-Mart Stores, Inc.	4,000	272,920
Western Refining, Inc.(b)	53,500	1,508,165
		67,097,492
Total Common Stocks & Other Equity Interests (Cost $117,756,250)		127,639,984

	Shares	Value
Money Market Funds–0.97%
Liquid Assets Portfolio–Institutional Class(d)	632,120	$632,120
Premier Portfolio–Institutional Class(d)	632,120	632,120
Total Money Market Funds (Cost $1,264,240)		1,264,240
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.72% (Cost $119,020,490)		128,904,224

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.62%
Liquid Assets Portfolio–Institutional Class (Cost $4,723,310)(d)(e)	4,723,310	4,723,310
TOTAL INVESTMENTS–102.34% (Cost $123,743,800)		133,627,534
OTHER ASSETS LESS LIABILITIES–(2.34)%		(3,056,475)
NET ASSETS–100.00%		$130,571,059

Notes to Schedule of Investments:

(a)	Stapled security consisting of 1 unit of Lend Lease Trust and 1 share of Lend Lease Corp. Ltd.
(b)	All or a portion of this security was out on loan at December 31, 2012.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Quantitative Core Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $117,756,250)*	$127,639,984
Investments in affiliated money market funds, at value and cost	5,987,550
Total investments, at value (Cost $123,743,800)	133,627,534
Foreign currencies, at value (Cost $1,655,682)	1,667,993
Receivable for:
Deposits with brokers for open futures contracts	148,642
Fund shares sold	54,150
Dividends	190,481
Investment for trustee deferred compensation and retirement plans	34,363
Other assets	25,856
Total assets	135,749,019

Liabilities:
Payable for:
Fund shares reacquired	193,961
Collateral upon return of securities loaned	4,723,310
Variation margin	1,751
Accrued fees to affiliates	102,040
Accrued other operating expenses	79,844
Trustee deferred compensation and retirement plans	77,054
Total liabilities	5,177,960
Net assets applicable to shares outstanding	$130,571,059

Net assets consist of:
Shares of beneficial interest	$225,987,552
Undistributed net investment income	1,294,653
Undistributed net realized gain (loss)	(106,607,273)
Unrealized appreciation	9,896,127
$130,571,059

Net Assets:
Class A	$94,785,356
Class B	$6,625,629
Class C	$8,864,283
Class R	$930,899
Class Y	$756,146
Class R5	$18,608,746

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,330,434
Class B	612,911
Class C	821,230
Class R	81,595
Class Y	66,437
Class R5	1,618,932
Class A:
Net asset value per share	$11.38
Maximum offering price per share
(Net asset value of $11.38 ÷ 94.50%)	$12.04
Class B:
Net asset value and offering price per share	$10.81
Class C:
Net asset value and offering price per share	$10.79
Class R:
Net asset value and offering price per share	$11.41
Class Y:
Net asset value and offering price per share	$11.38
Class R5:
Net asset value and offering price per share	$11.49

*	At December 31, 2012, securities with an aggregate value of $4,635,001 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Quantitative Core Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $212,524)	$3,741,198
Dividends from affiliated money market funds (includes securities lending income of $65,187)	66,876
Total investment income	3,808,074

Expenses:
Advisory fees	1,074,418
Administrative services fees	50,000
Custodian fees	34,017
Distribution fees:
Class A	245,264
Class B	78,868
Class C	91,398
Class R	4,602
Transfer agent fees — A, B, C, R and Y	390,705
Transfer agent fees — R5	2,175
Trustees’ and officers’ fees and benefits	26,385
Other	225,369
Total expenses	2,223,201
Less: Fees waived and expense offset arrangement(s)	(5,669)
Net expenses	2,217,532
Net investment income	1,590,542

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	6,287,438
Foreign currencies	(140,858)
Futures contracts	466,498
6,613,078
Change in net unrealized appreciation (depreciation) of:
Investment securities	8,686,692
Foreign currencies	22,111
Futures contracts	(94,030)
8,614,773
Net realized and unrealized gain	15,227,851
Net increase in net assets resulting from operations	$16,818,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Quantitative Core Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,590,542	$2,911,503
Net realized gain	6,613,078	10,896,208
Change in net unrealized appreciation (depreciation)	8,614,773	(17,569,695)
Net increase (decrease) in net assets resulting from operations	16,818,393	(3,761,984)

Distributions to shareholders from net investment income:
Class A	(2,226,850)	(1,330,393)
Class B	(93,077)	(29,065)
Class C	(122,844)	(28,195)
Class R	(19,325)	(8,680)
Class Y	(21,434)	(10,566)
Class R5	(546,510)	(340,871)
Total distributions from net investment income	(3,030,040)	(1,747,770)

Share transactions-net:
Class A	(13,815,022)	(21,616,264)
Class B	(3,577,292)	(4,723,668)
Class C	(1,390,767)	(1,852,914)
Class R	(45,138)	(221,763)
Class Y	92,773	(84,299)
Class R5	744,793	(1,860,436)
Net increase (decrease) in net assets resulting from share transactions	(17,990,653)	(30,359,344)
Net increase (decrease) in net assets	(4,202,300)	(35,869,098)

Net assets:
Beginning of year	134,773,359	170,642,457
End of year (includes undistributed net investment income of $1,294,653 and $2,892,943, respectively)	$130,571,059	$134,773,359

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Global Quantitative Core Fund, formerly Invesco Global Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be

13                         Invesco Global Quantitative Core Fund

considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco Global Quantitative Core Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

15                         Invesco Global Quantitative Core Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $1,689.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a

16                         Invesco Global Quantitative Core Fund

cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $8,604 in front-end sales commissions from the sale of Class A shares and $3, $9,649 and $789 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $13,649,813 due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$5,238,253	$—	$5,238,253
Austria	—	4,187,895	—	4,187,895
Canada	4,102,515	—	—	4,102,515
Denmark	—	1,844,362	—	1,844,362
France	—	2,548,344	—	2,548,344
Germany	1,806,945	1,610,348	—	3,417,293
Hong Kong	—	1,424,157	—	1,424,157
Japan	2,050,721	10,483,707	—	12,534,428
Netherlands	—	4,606,020	—	4,606,020
New Zealand	—	2,287,867	—	2,287,867
Norway	—	1,431,206	—	1,431,206
Singapore	—	380,136	—	380,136
Sweden	—	5,644,547	—	5,644,547
Switzerland	—	2,143,842	—	2,143,842
United Kingdom	—	8,751,627	—	8,751,627
United States	73,085,042	—	—	73,085,042
	$81,045,223	$52,582,311	$—	$133,627,534
Futures*	1,613	—	—	1,613
Total Investments	$81,046,836	$52,582,311	$—	$133,629,147

*	Unrealized appreciation (depreciation).

17                         Invesco Global Quantitative Core Fund

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Market risk
Futures contracts(a)	$20,568	$(18,955)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain
Market risk	$466,498
Change in Unrealized Appreciation (Depreciation)
Market risk	$(94,030)
Total	$372,468

*	The average notional value of futures outstanding during the period was $3,398,393.

Open Futures Contracts*
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CME E-Mini S&P 500 Index	16	March-2013	$1,136,080	$(10,272)
Dow Jones EURO STOXX 50 Index	13	March-2013	448,530	(6,011)
FTSE 100 Index	2	March-2013	190,048	(2,672)
SGX NIKKEI 25 Index	3	March-2013	179,395	20,568
Total				$1,613

*	Futures collateralized by $148,642 cash held with Merrill Lynch & Co, Inc.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $3,980.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Global Quantitative Core Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$3,030,040	$1,747,770

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,367,612
Net unrealized appreciation — investments	9,869,355
Net unrealized appreciation — other investments	25,328
Temporary book/tax differences	(72,959)
Capital loss carryforward	(106,605,829)
Shares of beneficial interest	225,987,552
Total net assets	$130,571,059

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,951,545 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$41,269,436	$—	$41,269,436
December 31, 2017	65,336,393	—	65,336,393
	$106,605,829	$—	$106,605,829

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $93,590,882 and $111,022,122, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,301,354
Aggregate unrealized (depreciation) of investment securities	(5,431,999)
Net unrealized appreciation of investment securities	$9,869,355

Cost of investments for tax purposes is $123,758,179.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return on capital distributions on December 31, 2012, undistributed net investment income was decreased by $158,792 and undistributed net realized gain (loss) was increased by $158,792. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Quantitative Core Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	368,099	$4,066,079	554,469	$6,063,301
Class B	10,485	108,689	35,902	379,477
Class C	72,073	741,753	123,633	1,262,742
Class R	29,398	324,738	26,387	284,823
Class Y	36,805	412,000	17,859	202,079
Class R5	67,297	741,549	57,284	642,000

Issued as reinvestment of dividends:
Class A	184,798	2,086,372	122,201	1,250,115
Class B	8,369	89,799	2,890	28,036
Class C	10,876	116,589	2,774	26,878
Class R	1,707	19,325	847	8,680
Class Y	1,584	17,882	705	7,214
Class R5	47,940	546,510	32,886	340,038

Automatic conversion of Class B shares to Class A shares:
Class A	188,753	2,096,605	207,162	2,264,695
Class B	(199,936)	(2,096,605)	(219,882)	(2,264,695)

Reacquired:(b)
Class A	(1,998,868)	(22,064,078)	(2,853,606)	(31,194,375)
Class B	(161,806)	(1,679,175)	(278,794)	(2,866,486)
Class C	(217,409)	(2,249,109)	(308,859)	(3,142,534)
Class R	(35,802)	(389,201)	(47,602)	(515,266)
Class Y	(30,120)	(337,109)	(27,285)	(293,592)
Class R5	(48,677)	(543,266)	(263,076)	(2,842,474)
Net increase (decrease) in share activity	(1,664,434)	$(17,990,653)	(2,814,105)	$(30,359,344)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $536 allocated among the classes based on relative net assets of each class for the year ended December 31, 2011.

20                         Invesco Global Quantitative Core Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$10.28	$0.13	$1.24	$1.37	$(0.27)	$—	$(0.27)	$11.38	13.32%	$94,785	1.63	%(e)	1.63	%(e)	1.21	%(e)	72%
Year ended 12/31/11	10.74	0.21	(0.53)	(0.32)	(0.14)	—	(0.14)	10.28	(2.98)	98,542	1.56		1.56		1.91		86
Year ended 12/31/10	9.63	0.11	1.14	1.25	(0.14)	—	(0.14)	10.74	13.00	124,102	1.61		1.61		1.09		74
Year ended 12/31/09	7.70	0.09	2.02	2.11	(0.18)	—	(0.18)	9.63	27.47	138,058	1.66		1.66		1.13		72
Year ended 12/31/08	14.81	0.15	(6.67)	(6.52)	(0.03)	(0.56)	(0.59)	7.70	(43.90)	132,058	1.54		1.54		1.22		114
Class B
Year ended 12/31/12	9.74	0.05	1.17	1.22	(0.15)	—	(0.15)	10.81	12.53	6,626	2.38	(e)	2.38	(e)	0.46	(e)	72
Year ended 12/31/11	10.15	0.12	(0.50)	(0.38)	(0.03)	—	(0.03)	9.74	(3.74)	9,313	2.31		2.31		1.16		86
Year ended 12/31/10	9.09	0.03	1.08	1.11	(0.05)	—	(0.05)	10.15	12.18	14,370	2.36		2.36		0.34		74
Year ended 12/31/09	7.21	0.03	1.88	1.91	(0.03)	—	(0.03)	9.09	26.50	19,741	2.41		2.41		0.38		72
Year ended 12/31/08	14.04	0.06	(6.30)	(6.24)	(0.03)	(0.56)	(0.59)	7.21	(44.32)	22,770	2.29		2.29		0.47		114
Class C
Year ended 12/31/12	9.73	0.05	1.16	1.21	(0.15)	—	(0.15)	10.79	12.44	8,864	2.38	(e)	2.38	(e)	0.46	(e)	72
Year ended 12/31/11	10.13	0.12	(0.49)	(0.37)	(0.03)	—	(0.03)	9.73	(3.65)	9,298	2.31		2.31		1.16		86
Year ended 12/31/10	9.08	0.03	1.07	1.10	(0.05)	—	(0.05)	10.13	12.09	11,535	2.36		2.36		0.34		74
Year ended 12/31/09	7.20	0.03	1.88	1.91	(0.03)	—	(0.03)	9.08	26.54	13,008	2.41		2.41		0.38		72
Year ended 12/31/08	14.02	0.06	(6.29)	(6.23)	(0.03)	(0.56)	(0.59)	7.20	(44.30)	13,575	2.29		2.29		0.47		114
Class R
Year ended 12/31/12	10.30	0.11	1.23	1.34	(0.23)	—	(0.23)	11.41	13.01	931	1.88	(e)	1.88	(e)	0.96	(e)	72
Year ended 12/31/11	10.74	0.18	(0.52)	(0.34)	(0.10)	—	(0.10)	10.30	(3.13)	888	1.81		1.81		1.66		86
Year ended 12/31/10	9.63	0.08	1.14	1.22	(0.11)	—	(0.11)	10.74	12.68	1,146	1.86		1.86		0.84		74
Year ended 12/31/09	7.68	0.07	2.01	2.08	(0.13)	—	(0.13)	9.63	27.14	875	1.91		1.91		0.88		72
Year ended 12/31/08	14.81	0.11	(6.65)	(6.54)	(0.03)	(0.56)	(0.59)	7.68	(44.03)	607	1.79		1.79		0.97		114
Class Y
Year ended 12/31/12	10.29	0.16	1.23	1.39	(0.30)	—	(0.30)	11.38	13.55	756	1.38	(e)	1.38	(e)	1.46	(e)	72
Year ended 12/31/11	10.76	0.24	(0.54)	(0.30)	(0.17)	—	(0.17)	10.29	(2.76)	599	1.31		1.31		2.16		86
Year ended 12/31/10	9.65	0.13	1.15	1.28	(0.17)	—	(0.17)	10.76	13.27	720	1.36		1.36		1.34		74
Year ended 12/31/09	7.71	0.12	2.01	2.13	(0.19)	—	(0.19)	9.65	27.69	662	1.41		1.41		1.38		72
Year ended 12/31/08(f)	10.46	0.03	(2.19)	(2.16)	(0.03)	(0.56)	(0.59)	7.71	(20.46)	183	1.53	(g)	1.53	(g)	1.23	(g)	114
Class R5
Year ended 12/31/12	10.39	0.20	1.25	1.45	(0.35)	—	(0.35)	11.49	13.96	18,609	1.06	(e)	1.06	(e)	1.78	(e)	72
Year ended 12/31/11	10.88	0.28	(0.54)	(0.26)	(0.23)	—	(0.23)	10.39	(2.44)	16,133	0.98		0.98		2.49		86
Year ended 12/31/10	9.77	0.17	1.17	1.34	(0.23)	—	(0.23)	10.88	13.76	18,770	0.97		0.97		1.73		74
Year ended 12/31/09	7.81	0.16	2.06	2.22	(0.26)	—	(0.26)	9.77	28.47	18,031	0.86		0.86		1.93		72
Year ended 12/31/08	14.94	0.22	(6.76)	(6.54)	(0.03)	(0.56)	(0.59)	7.81	(43.64)	12,864	1.07		1.07		1.69		114

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended prior to January 1, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $98,105, $7,887, $9,140, $920, $652 and $17,598 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21                         Invesco Global Quantitative Core Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Global Quantitative Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Quantitative Core Fund, (formerly known as Invesco Global Equity Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

22                         Invesco Global Quantitative Core Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	1,000.00	$1,084.70	$8.60	$1,016.88	$8.32	1.64%
B	1,000.00	1,079.90	12.51	1,013.11	12.10	2.39
C	1,000.00	1,080.00	12.51	1,013.11	12.10	2.39
R	1,000.00	1,082.80	9.91	1,015.62	9.59	1.89
Y	1,000.00	1,084.90	7.30	1,018.14	7.06	1.39
R5	1,000.00	1,086.30	5.78	1,019.60	5.59	1.10

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Global Quantitative Core Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	28.82%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Global Quantitative Core Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Global Quantitative Core Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Quantitative Core Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Global Quantitative Core Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Quantitative Core Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526             GQC-AR-1             Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Income Allocation Fund
Nasdaq:
A: ALAAX ¡ B: BLIAX ¡ C: CLIAX ¡ R: RLIAX ¡ Y: ALAYX ¡ R5: ILAAX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 9594 246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Income Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Income Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Income Allocation Fund, at net asset value (NAV), outperformed its custom style-specific benchmark. In all, positive absolute performance from global developed market equities drove results throughout the year. Government bonds produced positive absolute returns serving as a safe haven asset during periods of heightened volatility, particularly in April and May of 2012.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.83%
Class B Shares	11.10
Class C Shares	10.98
Class R Shares	11.55
Class Y Shares	12.12
Class R5 Shares*	12.12
S&P 500 Index‚ (Broad Market Index)	16.00
Custom Income Allocation Index■ (Style-Specific Index)	9.77
Lipper Mixed-Asset Target Allocation Conservative Funds Index♦ (Peer Group Index)	8.92

Source (s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, Lipper Inc.; ♦Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

Invesco Income Allocation Fund invests in underlying funds diversified among asset classes (bonds, stocks and cash), investment styles (value and blend/core), regions (domestic and international) and market capitalizations (large and mid). These underlying funds include bond funds, which represent 64% of the portfolio, stock funds, which represent 29% and a global real estate fund, which represents the remaining 7% of the portfolio. The underlying funds invest in a wide range of income-producing securities, which may generate an attractive yield with less price volatility than individual asset classes.

Invesco Income Allocation Fund invests in underlying funds that may invest a significant portion of their assets in derivative instruments, such as options,

futures (including currency futures), forward currency contracts and swap agreements (including interest rate, currency, total return and credit default swaps). The funds may engage in these transactions for hedging or non-hedging purposes.

While no fund can guarantee positive performance, the broad portfolio diversification strives to provide exposure to areas of the market that may perform well in any given period. It also attempts to limit exposure to any one area of the market that may be underperforming.

We establish target asset class weightings and underlying fund selections for the Fund and also monitor the Fund on an ongoing basis. The underlying funds are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques.

    While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain its target asset class allocations.

Market conditions and your Fund

The year began with the advance of equities and commodities driven by indications of improving economic data and continued stimulus from global monetary authorities. Most sovereign bond markets fell during the first quarter of 2012 on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further Treasury bond purchase programs.

    During April and May, risky asset gains from earlier in the year were eroded as a result of renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in risky assets.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. Riskier assets, especially commodities, were able to stage a bounce back on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter, but managed to settle down as markets seesawed between concerns over inflation and the continuing weakness in Europe.

    The year ended with a lift in equities offset by declines in bonds and commodities. Investors had a host of political issues to navigate including elections in the US, China and Japan, as well as the resulting focus on the US fiscal cliff, and continuing concerns over European and

Portfolio Composition

Asset Class	Target Allocation	% of Total Net Assets as of 12/31/12
Intermediate Term Taxable Investment Grade	23.75%	41.84%
Taxable Non-investment Grade	31.25	17.38
Large Cap Value	15.00	15.59
Sector	8.00	7.66
Real Estate	7.00	7.20
Short Term Taxable Investment Grade	5.00	4.78
International Blend	10.00	5.57
Other Assets Less Liabilities	0.00	-0.02

Based on the composition of the underlying funds.

Total Net Assets	$119.7 million

4                Invesco Income Allocation Fund

Chinese economic growth. Equities were the lone bright spot while commodity markets were weighed down by concerns over falling demand and an improvement in crop yields. Government bond yields ultimately made their way higher as the market experienced both rallies and sell-offs.

    Of the underlying funds, Invesco Diversified Dividend Fund, Invesco Premium Income Fund and Invesco High Yield Fund contributed the most to absolute performance for the reporting period. There were no absolute detractors from overall Fund performance. Relative to the Fund’s style-specific index, Invesco Utilities Fund (renamed Invesco Dividend Income Fund after the close of the reporting period), Invesco International Core Equity Fund and Invesco Short Term Bond Fund detracted most from the overall Invesco Income Allocation Fund performance.

    Please note that the strategy of some of the underlying funds – which include, but are not limited to, Invesco Core Plus Bond Fund – may utilize derivative instruments such as futures contracts and swap agreements, including interest rate futures and credit derivatives, credit default swaps and/or credit default indexes.

    We thank you for your continued commitment to Invesco Income Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Gary Wendler Head of Product Development and Investment Performance/Risk, is manager of Invesco
Income Allocation Fund. He joined Invesco in 1995. Mr. Wendler earned a BBA in finance from Texas A&M University.

5                Invesco Income Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 10

likely be altered in the future to better reflect the Fund’s objective. The Russell 3000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
■	The Russell 3000 Index is an unmanaged index considered representative of the US stock market.
■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of US REITs.
■	The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, and the Euro-
dollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.
■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment can not be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco Income Allocation Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	4.73%
5 Years	3.36
1 Year	5.68

Class B Shares
Inception (10/31/05)	4.76%
5 Years	3.41
1 Year	6.10

Class C Shares
Inception (10/31/05)	4.76%
5 Years	3.75
1 Year	9.98

Class R Shares
Inception (10/31/05)	5.28%
5 Years	4.25
1 Year	11.55

Class Y Shares
Inception	5.71%
5 Years	4.76
1 Year	12.12

Class R5 Shares
Inception (10/31/05)	5.82%
5 Years	4.80
1 Year	12.12

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 0.90%, 1.65%, 1.65%, 1.15%, 0.65% and 0.65%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05% and 0.99%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.65% for Invesco Income Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through April 30, 2013. See current prospectus for more information.

7                Invesco Income Allocation Fund

Invesco Income Allocation Fund’s investment objective is current income and, secondarily, growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by an underlying fund in securities bearing the new, lower interest rates, resulting in a possible decline in an underlying fund’s income and distributions to shareholders.

■

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, an underlying fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

■	Concentration risk. To the extent an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■

Convertible securities risk. An underlying fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to an underlying fund.
■

Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a credit linked note created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage is introduced. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security.

■

Credit risk. The issuer of instruments in which the underlying fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Currency/exchange rate risk. The dollar value of an underlying fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

■	Debt securities risk. An underlying fund
may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■

Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

continued on next page

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ALAAX
Class B Shares	BLIAX
Class C Shares	CLIAX
Class R Shares	RLIAX
Class Y Shares	ALAYX
Class R5 Shares	ILAAX

8                Invesco Income Allocation Fund

■

Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by an underlying fund may decline below the price of the mortgage-related securities sold by the underlying fund that it is obligated to repurchase.

■

Exchange-traded funds risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■

Financial institutions risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

■

Floating rate risk. Some of the underlying funds may invest in senior secured floating rate loans and debt securities that require collateral. There is a risk that the value of the collateral may not be sufficient to cover the amount owed, collateral securing a loan may be found invalid, and collateral may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid.
■

Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from an underlying fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from an underlying fund may drop as well.

■

Industry focus risk. To the extent an underlying fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the underlying fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Large investor risk. An underlying fund may accept investments from funds of funds, as well as from similar invest-

ment vehicles, such as 529 Plans. From time to time, an underlying fund may experience large investments or redemptions due to allocations or rebal-ancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, an underlying fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

■

Leverage risk. Leverage exists when an underlying fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the underlying fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair an underlying fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. An underlying fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Mortgage- and asset-backed securities risk. Certain of the underlying funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, an underlying fund may reinvest these early payments at lower interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in continued on page 10

9                Invesco Income Allocation Fund

continued from page 9

duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an underlying fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■

Non-correlation risk. The preferred equity segment of an underlying fund’s portfolio return may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, cost or liquidity constraints.

■

Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

■

Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an underlying fund owns a security that is deferring or omitting its distributions, an underlying fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■

Prepayment risk. An issuer’s ability to prepay principal on a loan or debt security prior to maturity can limit an underlying fund’s potential gains. Prepayments may require the underlying fund to replace the loan or debt security with a lower yielding security, adversely affecting an underlying fund’s yield.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Real estate investment trust/real estate risk. Investments in real-estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to and underlying fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

■

Sector fund risk. Certain of the underlying funds’ investments are concentrated in a comparatively narrow segment of the economy, which may make the underlying fund more volatile than non-concentrated funds.

■

Short sales risk. Short sales may cause an underlying fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the underlying fund’s exposure is unlimited.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.
■

Tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to Invesco Premium Income Fund’s business of investing in securities, Invesco Premium Income Fund may be unable to qualify as a regulated investment company for one or more years. In this event, Invesco Premium Income Fund’s Board may authorize a significant change in investment strategy or Invesco Premium Income Fund liquidation.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect an underlying fund’s ability to recover should they default.

■

Utilities sector risk. The following factors may affect an underlying fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

■

Value investing style risk. Certain underlying funds emphasize a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Custom Income Allocation Index, created by Invesco to serve as a benchmark for Invesco Income Allocation Fund, comprises the following indexes: Russell 3000®, MSCI EAFE®, FTSE NAREIT Equity REITs and Barclays U.S. Universal Index. The composition of the index may change based on the Fund’s target asset allocation. Therefore, the current composition of the index does not reflect its historical composition and will continued on page 6

10                Invesco Income Allocation Fund

Schedule of Investments

December 31, 2012

Invesco Income Allocation Fund

Schedule of Investments in Affiliated Issuers–100.02%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Dividend Income	Shares 12/31/12	Value 12/31/12
Domestic Equity Funds–23.25%
Invesco Diversified Dividend Fund	15.59%	$13,659,359	$4,003,174	$(887,543)	$2,005,732	$158,141		$352,859	1,385,679	$18,665,102
Invesco Utilities Fund	7.66%	8,066,266	1,883,360	(818,416)	144,155	(108,818)		261,685	536,683	9,166,547
Total Domestic Equity Funds		21,725,625	5,886,534	(1,705,959)	2,149,887	49,323		614,544		27,831,649

Fixed-Income Funds–64.00%
Invesco Core Plus Bond Fund	14.82%	16,804,984	3,735,541	(3,428,691)	995,066	(363,331)		630,401	1,614,519	17,743,569
Invesco Corporate Bond Fund(b)	8.38%	8,168,692	2,123,968	(810,725)	699,011	(149,182)		403,041	1,376,099	10,031,764
Invesco Floating Rate Fund	6.92%	6,523,289	1,851,821	(414,686)	402,477	(76,855)		379,430	1,052,865	8,286,046
Invesco High Yield Fund	10.46%	12,934,855	2,784,705	(4,392,552)	1,304,429	(96,165)		681,795	2,829,632	12,535,272
Invesco International Total Return Fund	4.82%	4,613,439	1,284,061	(295,421)	147,552	23,626		70,612	513,635	5,773,257
Invesco Premium Income Fund	13.82%	—	17,186,862	(1,181,144)	520,637	250,838		769,710	1,547,866	16,546,687
Invesco Short Term Bond Fund	4.78%	5,611,431	1,171,685	(1,165,137)	249,934	(146,202)		118,907	653,910	5,721,711
Invesco U.S. Government Fund	—%	6,908,985	62,847	(6,956,942)	(441,332)	426,442		23,902	—	—
Total Fixed-Income Funds		61,565,675	30,201,490	(18,645,298)	3,877,774	(130,829)		3,077,798		76,638,306

Foreign Equity Funds–5.57%
Invesco International Core Equity Fund	5.57%	3,999,996	2,317,324	(289,870)	823,024	(178,392)		157,015	644,646	6,672,082

Real Estate Funds–7.20%
Invesco Global Real Estate Income Fund	7.20%	6,475,917	1,908,020	(491,989)	763,321	(39,591)		489,054	959,430	8,615,678
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $112,930,345)	100.02%	$93,767,213	$40,313,368	$(21,133,116)	$7,614,006	$(299,489	)(c)	$4,338,411		$119,757,715
OTHER ASSETS LESS LIABILITIES	(0.02)%									(18,694)
NET ASSETS	100.00%									$119,739,021

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 shares of the mutual funds listed.
(b)	Effective September 24, 2012, Invesco Van Kampen Corporate Bond Fund was renamed Invesco Corporate Bond Fund.
(c)	Includes $273,761 and $230,506 of capital gains from affiliated underlying funds for Invesco Diversified Dividend Fund and Invesco Premium Income Fund, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Income Allocation Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliated underlying funds, at value (Cost $112,930,345)	$119,757,715
Receivable for:
Fund shares sold	346,788
Dividends — affiliated underlying funds	122
Investment for trustee deferred compensation and retirement plans	21,256
Other assets	31,995
Total assets	120,157,876

Liabilities:
Payable for:
Investments purchased — affiliated underlying funds	160,246
Fund shares reacquired	113,140
Accrued fees to affiliates	74,215
Accrued other operating expenses	41,387
Trustee deferred compensation and retirement plans	29,867
Total liabilities	418,855
Net assets applicable to shares outstanding	$119,739,021

Net assets consist of:
Shares of beneficial interest	$125,246,639
Undistributed net investment income	1,074,881
Undistributed net realized gain (loss)	(13,409,869)
Unrealized appreciation	6,827,370
$119,739,021

Net Assets:
Class A	$85,518,168
Class B	$5,979,874
Class C	$23,813,637
Class R	$1,899,086
Class Y	$2,301,524
Class R5	$226,732

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	8,240,725
Class B	575,655
Class C	2,292,179
Class R	182,884
Class Y	221,789
Class R5	21,843
Class A:
Net asset value per share	$10.38
Maximum offering price per share
(Net asset value of $10.38 ÷ 94.50%)	$10.98
Class B:
Net asset value and offering price per share	$10.39
Class C:
Net asset value and offering price per share	$10.39
Class R:
Net asset value and offering price per share	$10.38
Class Y:
Net asset value and offering price per share	$10.38
Class R5:
Net asset value and offering price per share	$10.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Income Allocation Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends from affiliated underlying funds	$4,338,411
Other Income	483
Total investment income	4,338,894

Expenses:
Administrative services fees	50,000
Custodian fees	7,574
Distribution fees:
Class A	179,916
Class B	61,687
Class C	217,094
Class R	7,782
Transfer agent fees — A, B, C, R and Y	153,802
Transfer agent fees — R5	58
Trustees’ and officers’ fees and benefits	24,718
Registration and filing fees	74,080
Other	76,020
Total expenses	852,731
Less: Expenses reimbursed and expense offset arrangement(s)	(376,929)
Net expenses	475,802
Net investment income	3,863,092

Realized and unrealized gain (loss) from investments in affiliated underlying fund shares
Net realized gain (loss) on sales of affiliated underlying fund shares	(803,756)
Net realized gain from distributions of affiliated underlying fund shares	504,267
Net realized gain (loss) from affiliated underlying fund shares	(299,489)
Change in net unrealized appreciation of affiliated underlying fund shares	7,614,006
Net gain from affiliated underlying funds	7,314,517
Net increase in net assets resulting from operations	$11,177,609

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Income Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$3,863,092	$3,354,418
Net realized gain (loss)	(299,489)	(1,174,826)
Change in net unrealized appreciation	7,614,006	570,883
Net increase in net assets resulting from operations	11,177,609	2,750,475

Distributions to shareholders from net investment income:
Class A	(2,638,154)	(2,224,613)
Class B	(171,364)	(200,472)
Class C	(615,843)	(572,781)
Class R	(53,334)	(37,343)
Class Y	(60,435)	(37,777)
Class R5	(3,965)	(1,139)
Total distributions from net investment income	(3,543,095)	(3,074,125)

Share transactions-net:
Class A	16,485,594	8,458,632
Class B	(1,087,901)	(211,272)
Class C	1,508,959	898,553
Class R	614,148	93,513
Class Y	698,448	743,028
Class R5	195,244	16,707
Net increase in net assets resulting from share transactions	18,414,492	9,999,161
Net increase in net assets	26,049,006	9,675,511

Net assets:
Beginning of year	93,690,015	84,014,504
End of year (includes undistributed net investment income of $1,074,881 and $558,093, respectively)	$119,739,021	$93,690,015

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Income Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is current income and, secondarily, growth of capital. The Fund is a “fund of funds”, in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

14                         Invesco Income Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser or affiliate are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will

15                         Invesco Income Allocation Fund

not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund or underlying funds based on the percentage of assets allocated to such Sub-Adviser(s).

Effective, May 1, 2012, the Adviser has contractually agreed, through at least April 30, 2014, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.25%, 1.00%, 1.00%, 0.50%, 0.00% and 0.00% of average daily net assets, respectively. Prior to May 1, 2012, the Adviser had contractually agreed to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.28%, 1.03%, 1.03%, 0.53%, 0.03% and 0.03% of average daily net assets, respectively. In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2014.

For the year ended December 31, 2012, the Adviser reimbursed Fund level expenses of $223,069 and reimbursed class level expenses of $107,367, $9,203, $32,388, $2,322, $2,133 and $58 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a

16                         Invesco Income Allocation Fund

cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $66,498 in front-end sales commissions from the sale of Class A shares and $399, $5,854 and $1,419 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R5 and Class R6 shares and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

	Level 1	Level 2	Level 3	Total
Equity Securities	$119,757,715	$—	$—	$119,757,715

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $389.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Income Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$3,543,095	$3,074,125

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,102,216
Net unrealized appreciation (depreciation) — investments	(2,626,855)
Temporary book/tax differences	(27,335)
Capital loss carryforward	(3,955,644)
Shares of beneficial interest	125,246,639
Total net assets	$119,739,021

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $296,250 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$1,382,854	$—	$1,382,854
December 31, 2017	2,118,568	—	2,118,568
December 31, 2018	454,222	—	454,222
Total capital loss carryforward	$3,955,644	$—	$3,955,644

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $40,313,368 and $21,133,116, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$—
Aggregate unrealized (depreciation) of investment securities	(2,626,855)
Net unrealized appreciation (depreciation) of investment securities	$(2,626,855)

Cost of investments for tax purposes is $122,384,570.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on December 31, 2012, undistributed net investment income was increased by $196,791 and undistributed net realized gain (loss) was decreased by $196,791. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Income Allocation Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,833,744	$28,782,224	2,396,334	$23,310,387
Class B	125,081	1,264,189	257,397	2,504,611
Class C	614,478	6,239,154	609,727	5,912,379
Class R	93,036	936,093	43,121	418,621
Class Y	171,353	1,753,048	127,972	1,229,326
Class R5	20,853	213,827	4,040	39,619

Issued as reinvestment of dividends:
Class A	217,470	2,199,080	186,710	1,795,298
Class B	14,603	147,470	17,906	172,494
Class C	51,076	516,445	49,249	474,068
Class R	5,262	53,334	3,879	37,343
Class Y	4,547	46,052	3,051	29,416
Class R5	345	3,520	63	607

Automatic conversion of Class B shares to Class A shares:
Class A	85,209	854,521	105,508	1,030,549
Class B	(85,359)	(854,521)	(105,475)	(1,030,549)

Reacquired:
Class A	(1,522,938)	(15,350,231)	(1,822,441)	(17,677,602)
Class B	(163,555)	(1,645,039)	(190,529)	(1,857,828)
Class C	(520,556)	(5,246,640)	(563,048)	(5,487,894)
Class R	(37,306)	(375,279)	(36,789)	(362,451)
Class Y	(110,276)	(1,100,652)	(53,371)	(515,714)
Class R5	(2,144)	(22,103)	(2,458)	(23,519)
Net increase in share activity	1,794,923	$18,414,492	1,030,846	$9,999,161

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 36% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Income Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$9.62	$0.40	$0.72	$1.12	$(0.36)	$—	$(0.36)	$10.38	11.83%	$85,518	0.26	%(e)	0.63	%(e)	3.96	%(e)	20%
Year ended 12/31/11	9.64	0.39	(0.05)	0.34	(0.36)	—	(0.36)	9.62	3.54	63,727	0.28		0.65		4.00		11
Year ended 12/31/10	9.13	0.40	0.50	0.90	(0.39)	—	(0.39)	9.64	10.02	55,556	0.28		0.67		4.22		16
Year ended 12/31/09	7.94	0.41	1.19	1.60	(0.41)	—	(0.41)	9.13	20.80	49,394	0.28		0.74		4.94		20
Year ended 12/31/08	10.60	0.55	(2.46)	(1.91)	(0.55)	(0.20)	(0.75)	7.94	(18.88)	43,926	0.28		0.67		5.69		27
Class B
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	5,980	1.01	(e)	1.38	(e)	3.21	(e)	20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	6,592	1.03		1.40		3.25		11
Year ended 12/31/10	9.13	0.33	0.51	0.84	(0.32)	—	(0.32)	9.65	9.31	6,811	1.03		1.42		3.47		16
Year ended 12/31/09	7.95	0.35	1.18	1.53	(0.35)	—	(0.35)	9.13	19.74	6,573	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.46)	7,177	1.03		1.42		4.94		27
Class C
Year ended 12/31/12	9.63	0.32	0.72	1.04	(0.28)	—	(0.28)	10.39	10.98	23,814	1.01	(e)	1.38	(e)	3.21	(e)	20
Year ended 12/31/11	9.65	0.31	(0.05)	0.26	(0.28)	—	(0.28)	9.63	2.77	20,669	1.03		1.40		3.25		11
Year ended 12/31/10	9.14	0.33	0.50	0.83	(0.32)	—	(0.32)	9.65	9.18	19,802	1.03		1.42		3.47		16
Year ended 12/31/09	7.95	0.35	1.19	1.54	(0.35)	—	(0.35)	9.14	19.87	20,859	1.03		1.49		4.19		20
Year ended 12/31/08	10.61	0.48	(2.46)	(1.98)	(0.48)	(0.20)	(0.68)	7.95	(19.47)	19,324	1.03		1.42		4.94		27
Class R
Year ended 12/31/12	9.62	0.38	0.72	1.10	(0.34)	—	(0.34)	10.38	11.55	1,899	0.51	(e)	0.88	(e)	3.71	(e)	20
Year ended 12/31/11	9.65	0.36	(0.06)	0.30	(0.33)	—	(0.33)	9.62	3.18	1,173	0.53		0.90		3.75		11
Year ended 12/31/10	9.13	0.37	0.51	0.88	(0.36)	—	(0.36)	9.65	9.86	1,078	0.53		0.92		3.97		16
Year ended 12/31/09	7.95	0.39	1.18	1.57	(0.39)	—	(0.39)	9.13	20.34	721	0.53		0.99		4.69		20
Year ended 12/31/08	10.61	0.52	(2.45)	(1.93)	(0.53)	(0.20)	(0.73)	7.95	(19.06)	419	0.53		0.92		5.44		27
Class Y
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	2,302	0.01	(e)	0.38	(e)	4.21	(e)	20
Year ended 12/31/11	9.65	0.41	(0.06)	0.35	(0.38)	—	(0.38)	9.62	3.70	1,502	0.03		0.40		4.25		11
Year ended 12/31/10	9.13	0.42	0.51	0.93	(0.41)	—	(0.41)	9.65	10.42	757	0.03		0.42		4.47		16
Year ended 12/31/09	7.94	0.44	1.18	1.62	(0.43)	—	(0.43)	9.13	21.10	459	0.03		0.49		5.19		20
Year ended 12/31/08(f)	8.93	0.12	(0.94)	(0.82)	(0.17)	—	(0.17)	7.94	(9.14)	234	0.03	(g)	0.57	(g)	5.94	(g)	27
Class R5
Year ended 12/31/12	9.62	0.43	0.72	1.15	(0.39)	—	(0.39)	10.38	12.12	227	0.01	(e)	0.30	(e)	4.21	(e)	20
Year ended 12/31/11	9.64	0.41	(0.05)	0.36	(0.38)	—	(0.38)	9.62	3.81	27	0.03		0.34		4.25		11
Year ended 12/31/10	9.13	0.42	0.50	0.92	(0.41)	—	(0.41)	9.64	10.30	11	0.03		0.33		4.47		16
Year ended 12/31/09	7.94	0.43	1.19	1.62	(0.43)	—	(0.43)	9.13	21.10	10	0.04		0.39		5.18		20
Year ended 12/31/08	10.60	0.56	(2.44)	(1.88)	(0.58)	(0.20)	(0.78)	7.94	(18.67)	12	0.04		0.36		5.93		27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.65%, 0.65%, 0.60%, 0.62% and 0.71% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $71,966, $6,169, $21,709, $1,556, $1,430 and $80 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20                         Invesco Income Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Income Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Income Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

21                         Invesco Income Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012, through December 31, 2012.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,057.80	$1.29	$1,023.88	$1.27	0.25%
B	1,000.00	1,053.70	5.16	1,020.11	5.08	1.00
C	1,000.00	1,053.70	5.16	1,020.11	5.08	1.00
R	1,000.00	1,056.40	2.58	1,022.62	2.54	0.50
Y	1,000.00	1,059.10	0.00	1,025.14	0.00	0.00
R5	1,000.00	1,059.10	0.00	1,025.14	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco Income Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	26.47%
Corporate Dividends Received Deduction*	20.98%
U.S. Treasury Obligations*	2.95%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Income Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Income Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Income Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms

N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 INCAL-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco International Allocation Fund
Nasdaq:
A: AINAX ■ B: INABX ■ C: INACX ■ R: RINAX ■ Y: AINYX ■ R5: INAIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco International Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco International Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco International Allocation Fund, at net asset value (NAV), had a double-digit return but underperformed its style-specific benchmark, the MSCI All Country World ex-US Index, which returned 16.83%.

Positive absolute results over the reporting period were supported by the Fund’s developed larger-cap international equity exposure. The Fund’s small-cap and emerging markets exposure was supportive as well.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.62%
Class B Shares	12.78
Class C Shares	12.78
Class R Shares	13.35
Class Y Shares	13.90
Class R5 Shares*	14.09
MSCI All Country World ex-US Index‚ (Broad Market/Style-Specific Index)	16.83
Lipper International Multi-Cap Core Funds Index‚ (Peer Group Index)	18.82

Source(s): ‚Lipper Inc.

*Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

The Fund offers investors convenient entry into international markets through a single, broadly diversified portfolio that has the flexibility to invest across investment styles (growth, value and core), market capitalizations (small and large), sectors and countries (both emerging and developed).

    The portfolio blends six unique, complementary funds – Invesco International Core Equity Fund, Invesco International Growth Fund, PowerShares International Dividend AchieversTM Portfolio, Invesco International Small Company Fund, Invesco Developing Markets Fund and Invesco Emerging Markets Equity Fund – to create a versatile core holding that provides broad international diversification across both developed and emerging markets.

    We determine target asset class weightings and underlying fund selections for the Fund and monitor the Fund on an ongoing basis. The underlying funds in the portfolio are actively managed by their respective management teams based on individual fund objectives, investment strategies and management techniques. While the weightings of various underlying funds in the portfolio may vary from their targets during the year due to market movements, we rebalance the portfolio annually to maintain the target asset class allocations.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012.

    During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization of banks through European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved).

    The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    Of the underlying funds, Invesco International Core Equity Fund, Invesco International Growth Fund and Powershares International Dividend Achievers Portfolio contributed the most to absolute performance for the reporting period.

    Allocations to these three funds accounted for approximately 80% of the overall portfolio. There were no absolute detractors from overall Fund performance.

    From a relative performance perspective, all but Invesco Developing Markets Fund, underperformed the Fund’s style-specific index, the MSCI All Country World ex-US Index. The largest relative underperformers included Invesco Emerging Markets Equity Fund and the PowerShares International Dividend Achievers portfolio.

Portfolio Composition
Asset Class	Target Allocation	% of Total Net Assets as of 12/31/12
Emerging Markets	9.00%	8.78%
International/Global Blend	31.00	31.67
International/Global Growth	32.50	32.26
International/Global Value	27.50	27.30
Cash Equivalents Plus Other Assets Less Liabilities	0.00	-0.01

Based on the composition of the underlying funds.

Total Net Assets	$176.7 million

4                Invesco International Allocation Fund

    In closing, volatile markets can test an investor’s resolve, but it’s worth remembering that real investment opportunity can present itself when the markets are turbulent. We welcome any new investors who have joined the Fund during the fiscal year, and we thank all of our shareholders for your continued investment in Invesco International Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Gary Wendler Head of Product Development and Investment Performance/Risk, is manager of Invesco
International Allocation Fund. He joined Invesco in 1995. Mr. Wendler earned a BBA in finance from Texas A&M University.

5                 Invesco International Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco International Allocation Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (10/31/05)	3.48%
5 Years	-3.19
1 Year	7.35

Class B Shares
Inception (10/31/05)	3.53%
5 Years	-3.15
1 Year	7.78

Class C Shares
Inception (10/31/05)	3.53%
5 Years	-2.82
1 Year	11.78

Class R Shares
Inception (10/31/05)	4.05%
5 Years	-2.34
1 Year	13.35

Class Y Shares
Inception	4.47%
5 Years	-1.88
1 Year	13.90

Class R5 Shares
Inception (10/31/05)	4.59%
5 Years	-1.82
1 Year	14.09

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.54%, 2.29%, 2.29%, 1.79%, 1.29% and 1.10%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past on the Fund’s Class A, B, C, R and Y shares, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.88% for Invesco International Allocation Fund.

7                Invesco International Allocation Fund

Invesco International Allocation Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Concentration risk. To the extent, an underlying fund invests a greater amount in any one sector or industry, an underlying fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to an underlying fund if conditions adversely affect that sector or industry.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the underlying funds intend to use derivative strategies, they are not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also changes in the dividend policies of the companies in the underlying index and the capital resources available for such companies’ dividend payments may affect the Fund.

■

Exchange-traded funds risk. An investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund or underlying fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund or underlying fund may invest are leveraged. The more the Fund or underlying fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

■

Financial services sector risk. The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends on the availability and cost of money and may fluctuate significantly in response to changes in government regulation, interest rates and general economic conditions. Businesses in the financial sector often operate with substantial financial leverage.

■

Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability; changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Fund of funds risk. The Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Market fluctuations may change the target weightings in the underlying funds. The underlying funds may change their investment objectives, policies or practices and may not achieve their investment objectives, all of which may cause the Fund to withdraw its investments therein at a disadvantageous time.

■	Geographic focus risk. From time to time an underlying fund may invest a

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AINAX
Class B Shares	INABX
Class C Shares	INACX
Class R Shares	RINAX
Class Y Shares	AINYX
Class R5 Shares	INAIX

8                Invesco International Allocation Fund

substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If an underlying fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. An underlying fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in their earnings and can be more volatile.

■

Indexing risk. Unlike many investment companies, an underlying fund does not utilize an investing strategy that seeks returns in excess of the underlying index. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index.

■

Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■

Issuer-specific changes risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by an underlying fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Market trading risk. Risk is inherent in all investing. An investment in an underlying fund involves risks similar to those of investing in any underlying fund of equity or fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying exchange-traded funds.

■

Non-correlation risk. The preferred equity segment of an underlying fund’s portfolio return may not match the return of the Index for a number of reasons. For example, an underlying fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Index. In addition, the performance of the preferred equity segment and the Index may vary due to asset valuation differences and differences between the preferred equity segment and the Index resulting from legal restrictions, cost or liquidity constraints.

■

Non-diversification risk. Certain of the underlying funds are non-diversified and can invest a greater portion of their assets in a single issuer. A change in the value of the issuer could affect the value of an underlying fund more than if it was a diversified fund.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI All Country World ex-US Index is an index considered representative of developed and emerging market stock markets, excluding the US.
■	The Lipper International Multi-Cap Core Funds Index is an unmanaged index considered representative of international multicap core funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust. Invesco PowerShares Capital Management LLC and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd. Shares of PowerShares International Dividend Achievers Portfolio are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those Shares for redemption to the Fund in Creation Units only, typically consisting of aggregations of 50,000 shares.

9                Invesco International Allocation Fund

Schedule of Investments

December 31, 2012

Invesco International Allocation Fund

Schedule of Investments in Affiliated Issuers–100.19%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/12	Value 12/31/12
Foreign Equity Funds–100.01%
Invesco Developing Markets Fund	4.43%	$7,679,859	$341,713	$(1,520,370)	$1,410,587	$(82,419)	$92,074	231,433	$7,829,370
Invesco Emerging Markets Equity Fund	4.35%	7,057,298	1,116,073	(1,168,153)	852,936	(171,128)	95,809	956,098	7,687,026
Invesco International Core Equity Fund	31.67%	52,895,418	4,931,976	(8,047,272)	11,382,844	(5,204,579)	1,383,575	5,406,607	55,958,387
Invesco International Growth Fund	22.05%	39,860,380	1,770,681	(7,780,234)	6,382,748	(1,284,006)	522,484	1,333,889	38,949,569
Invesco International Small Company Fund	10.21%	17,778,698	656,498	(3,018,059)	3,146,173	(521,443)	101,743	870,747	18,041,867
PowerShares International Dividend Achievers Portfolio–ETF	27.30%	49,368,114	1,244,167	(6,373,078)	4,905,616	(912,898)	1,394,165	3,048,794	48,231,921
Total Foreign Equity Funds	100.01%	174,639,767	10,061,108	(27,907,166)	28,080,904	(8,176,473)	3,589,850		176,698,140

Money Market Funds–0.18%
Liquid Assets Portfolio–Institutional Class	0.09%	478,118	8,058,964	(8,384,667)	—	—	240	152,415	152,415
Premier Portfolio–Institutional Class	0.09%	478,118	8,058,964	(8,384,667)	—	—	182	152,415	152,415
Total Money Market Funds	0.18%	956,236	16,117,928	(16,769,334)	—	—	422		304,830
TOTAL INVESTMENTS IN AFFILIATED MUTUAL FUNDS (Cost $181,832,337)	100.19%	$175,596,003	$26,179,036	$(44,676,500)	$28,080,904	$(8,176,473)	$3,590,272		$177,002,970
OTHER ASSETS LESS LIABILITIES	(0.19)%								(343,545)
NET ASSETS	100.00%								$176,659,425
Investment Abbreviations:

ETF – Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 shares of the mutual funds listed. The Fund invests in the fund shares of the Exchanged-Traded Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Allocation Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliated underlying funds, at value (Cost $181,832,337)	$177,002,970
Receivable for:
Fund shares sold	205,036
Dividends from affiliated underlying funds	21
Investment for trustee deferred compensation and retirement plans	22,676
Other assets	29,096
Total assets	177,259,799

Liabilities:
Payable for:
Investments purchased	47,227
Fund shares reacquired	256,466
Amount due custodian	40,918
Accrued fees to affiliates	160,451
Accrued other operating expenses	48,705
Trustee deferred compensation and retirement plans	46,607
Total liabilities	600,374
Net assets applicable to shares outstanding	$176,659,425

Net assets consist of:
Shares of beneficial interest	$276,808,476
Undistributed net investment income	192,931
Undistributed net realized gain (loss)	(95,512,615)
Unrealized appreciation (depreciation)	(4,829,367)
$176,659,425

Net Assets:
Class A	$125,565,586
Class B	$10,605,827
Class C	$27,928,524
Class R	$5,553,640
Class Y	$6,731,999
Class R5	$273,849

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	12,628,265
Class B	1,066,975
Class C	2,810,276
Class R	558,475
Class Y	679,294
Class R5	27,542
Class A:
Net asset value per share	$9.94
Maximum offering price per share
(Net asset value of $9.94 ÷ 94.50%)	$10.52
Class B:
Net asset value and offering price per share	$9.94
Class C:
Net asset value and offering price per share	$9.94
Class R:
Net asset value and offering price per share	$9.94
Class Y:
Net asset value and offering price per share	$9.91
Class R5:
Net asset value and offering price per share	$9.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Allocation Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends from affiliated underlying funds	$3,590,272
Other Income	516
Total investment income	3,590,788

Expenses:
Administrative services fees	50,000
Custodian fees	8,266
Distribution fees:
Class A	316,389
Class B	113,372
Class C	285,402
Class R	25,846
Transfer agent fees — A, B, C, R and Y	492,096
Transfer agent fees — R5	188
Trustees’ and officers’ fees and benefits	27,937
Other	176,797
Total expenses	1,496,293
Less: Expenses reimbursed and expense offset arrangement(s)	(148,016)
Net expenses	1,348,277
Net investment income	2,242,511

Realized and unrealized gain (loss) from:
Net realized gain (loss) on sales of affiliated underlying fund shares	(8,176,473)
Change in net unrealized appreciation of affiliated underlying fund shares	28,080,904
Net gain from affiliated underlying funds	19,904,431
Net increase in net assets resulting from operations	$22,146,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Allocation Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$2,242,511	$3,483,509
Net realized gain (loss)	(8,176,473)	(9,726,030)
Change in net unrealized appreciation (depreciation)	28,080,904	(10,542,051)
Net increase (decrease) in net assets resulting from operations	22,146,942	(16,784,572)

Distributions to shareholders from net investment income:
Class A	(4,445,461)	(2,146,251)
Class B	(197,140)	(96,162)
Class C	(513,227)	(229,007)
Class R	(161,667)	(69,055)
Class Y	(267,886)	(83,627)
Class R5	(11,642)	(3,600)
Total distributions from net investment income	(5,597,023)	(2,627,702)

Share transactions-net:
Class A	(9,641,038)	(3,013,742)
Class B	(2,960,807)	(3,540,121)
Class C	(4,664,222)	(6,957,447)
Class R	132,282	(240,796)
Class Y	1,863,238	(103,940)
Class R5	82,039	100,679
Net increase (decrease) in net assets resulting from share transactions	(15,188,508)	(13,755,367)
Net increase (decrease) in net assets	1,361,411	(33,167,641)

Net assets:
Beginning of year	175,298,014	208,465,655
End of year (includes undistributed net investment income of $192,931 and $3,547,443, respectively)	$176,659,425	$175,298,014

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco International Allocation Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital. The Fund is a “fund of funds,” in that it invests in other mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (“Invesco”) or exchange traded funds advised by Invesco Powershares Capital Management LLC (“PowerShares Capital”), an affiliate of Invesco. Invesco and PowerShares Capital are affiliates of each other as they are indirect wholly-owned subsidiaries of Invesco Ltd. Invesco may change the Fund’s asset class allocations, the underlying funds or target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco International Allocation Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income, if any, are declared and paid annually and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14                         Invesco International Allocation Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco indirectly as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund or underlying funds based on the percentage of assets allocated to such Sub-Adviser(s).

Effective, May 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00% of average daily net assets, respectively. Prior to May 1, 2012, the Adviser had contractually agreed to reimburse expenses to the extent necessary to limit total annual fund operating expenses after expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 0.43%, 1.18%, 1.18%, 0.68%, 0.18% and 0.18% of average daily net assets, respectively. In determining Adviser’s obligation to reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

For the year ended December 31, 2012, Invesco reimbursed class level expenses of $104,837, $9,392, $23,642, $4,282, $4,582 and $21 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares

15                         Invesco International Allocation Fund

may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $38,265 in front-end sales commissions from the sale of Class A shares and $2,565, $13,059 and $1,212 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for class R5 and R6 shares and the Fund pays no sales loads or other similar compensation to IDI for acquiring underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

	Level 1	Level 2	Level 3	Total
Equity Securities	$177,002,970	$—	$—	$177,002,970

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,260.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

16                         Invesco International Allocation Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$5,597,023	$2,627,702

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$236,836
Net unrealized appreciation (depreciation) — investments	(28,981,035)
Temporary book/tax differences	(43,905)
Post-October deferrals	(899,753)
Capital loss carryforward	(70,461,194)
Shares of beneficial interest	276,808,476
Total net assets	$176,659,425

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$27,122,541	$—	$27,122,541
December 31, 2017	23,283,288	—	23,283,288
December 31, 2018	9,317,140	—	9,317,140
Not subject to expiration	141,154	10,597,071	10,738,225
Total capital loss carryforward	$59,864,123	$10,597,071	$70,461,194

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $10,061,108 and $27,907,166, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,284,296
Aggregate unrealized (depreciation) of investment securities	(35,265,331)
Net unrealized appreciation (depreciation) of investment securities	$(28,981,035)

Cost of investments for tax purposes is $205,984,005.

17                         Invesco International Allocation Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,284,884	$21,833,456	2,904,935	$28,706,059
Class B	37,252	351,034	78,071	769,637
Class C	426,239	3,998,824	355,526	3,492,612
Class R	198,291	1,880,950	136,029	1,343,564
Class Y	323,505	3,100,009	131,538	1,288,508
Class R5	13,776	133,310	10,947	103,840

Issued as reinvestment of dividends:
Class A	409,091	4,009,097	223,817	1,969,591
Class B	18,674	183,011	10,459	91,101
Class C	48,281	473,149	24,548	213,818
Class R	16,468	161,385	7,852	68,861
Class Y	19,765	193,103	7,809	68,722
Class R5	853	8,360	361	3,191

Automatic conversion of Class B shares to Class A shares:
Class A	118,050	1,133,960	148,386	1,492,724
Class B	(120,484)	(1,133,960)	(150,741)	(1,492,724)

Reacquired:(b)
Class A	(3,816,595)	(36,617,551)	(3,545,816)	(35,182,116)
Class B	(248,540)	(2,360,892)	(296,645)	(2,908,135)
Class C	(975,592)	(9,136,195)	(1,083,703)	(10,663,877)
Class R	(201,333)	(1,910,053)	(163,558)	(1,653,221)
Class Y	(148,752)	(1,429,874)	(146,208)	(1,461,170)
Class R5	(6,506)	(59,631)	(684)	(6,352)
Net increase (decrease) in share activity	(1,602,673)	$(15,188,508)	(1,347,077)	$(13,755,367)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $1,849 allocated among the classes based on relative net assets of each class for the year ended December 31, 2011.

18                         Invesco International Allocation Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(d)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(e)
Class A
Year ended 12/31/12	$9.07	$0.14	$1.09	$1.23	$(0.36)	$—	$(0.36)	$9.94	13.62%	$125,566	0.60	%(f)	0.68	%(f)	1.42	%(f)	6%
Year ended 12/31/11	10.10	0.20	(1.07)	(0.87)	(0.16)	—	(0.16)	9.07	(8.57)	123,677	0.43		0.66		1.97		11
Year ended 12/31/10	9.20	0.14	0.96	1.10	(0.20)	—	(0.20)	10.10	12.04	140,375	0.43		0.64		1.50		6
Year ended 12/31/09	6.79	0.17	2.45	2.62	(0.21)	—	(0.21)	9.20	38.68	148,986	0.44		0.76		2.22		11
Year ended 12/31/08	14.14	0.18	(6.43)	(6.25)	(0.01)	(1.09)	(1.10)	6.79	(44.27)	120,847	0.44		0.65		1.56		38
Class B
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	—	(0.18)	9.94	12.78	10,606	1.35	(f)	1.43	(f)	0.67	(f)	6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	—	(0.07)	8.98	(9.21)	12,392	1.18		1.41		1.22		11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	17,336	1.18		1.39		0.75		6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	19,284	1.19		1.51		1.47		11
Year ended 12/31/08	14.06	0.09	(6.37)	(6.28)	(0.01)	(1.09)	(1.10)	6.68	(44.74)	17,571	1.19		1.40		0.81		38
Class C
Year ended 12/31/12	8.98	0.06	1.08	1.14	(0.18)	—	(0.18)	9.94	12.78	27,929	1.35	(f)	1.43	(f)	0.67	(f)	6
Year ended 12/31/11	9.97	0.12	(1.04)	(0.92)	(0.07)	—	(0.07)	8.98	(9.21)	29,727	1.18		1.41		1.22		11
Year ended 12/31/10	9.09	0.07	0.94	1.01	(0.13)	—	(0.13)	9.97	11.18	40,020	1.18		1.39		0.75		6
Year ended 12/31/09	6.68	0.11	2.40	2.51	(0.10)	—	(0.10)	9.09	37.68	42,315	1.19		1.51		1.47		11
Year ended 12/31/08	14.05	0.09	(6.36)	(6.27)	(0.01)	(1.09)	(1.10)	6.68	(44.70)	35,579	1.19		1.40		0.81		38
Class R
Year ended 12/31/12	9.04	0.11	1.09	1.20	(0.30)	—	(0.30)	9.94	13.35	5,554	0.85	(f)	0.93	(f)	1.17	(f)	6
Year ended 12/31/11	10.06	0.17	(1.06)	(0.89)	(0.13)	—	(0.13)	9.04	(8.81)	4,929	0.68		0.91		1.72		11
Year ended 12/31/10	9.16	0.12	0.96	1.08	(0.18)	—	(0.18)	10.06	11.84	5,679	0.68		0.89		1.25		6
Year ended 12/31/09	6.75	0.15	2.43	2.58	(0.17)	—	(0.17)	9.16	38.38	4,625	0.69		1.01		1.97		11
Year ended 12/31/08	14.12	0.15	(6.42)	(6.27)	(0.01)	(1.09)	(1.10)	6.75	(44.48)	2,980	0.69		0.90		1.31		38
Class Y
Year ended 12/31/12	9.07	0.16	1.09	1.25	(0.41)	—	(0.41)	9.91	13.90	6,732	0.35	(f)	0.43	(f)	1.67	(f)	6
Year ended 12/31/11	10.10	0.22	(1.06)	(0.84)	(0.19)	—	(0.19)	9.07	(8.30)	4,396	0.18		0.41		2.22		11
Year ended 12/31/10	9.20	0.16	0.97	1.13	(0.23)	—	(0.23)	10.10	12.29	4,965	0.18		0.39		1.75		6
Year ended 12/31/09	6.80	0.21	2.44	2.65	(0.25)	—	(0.25)	9.20	38.99	4,033	0.19		0.51		2.47		11
Year ended 12/31/08(g)	9.83	0.03	(1.96)	(1.93)	(0.01)	(1.09)	(1.10)	6.80	(19.74)	477	0.19	(h)	0.64	(h)	1.81	(h)	38
Class R5
Year ended 12/31/12	9.10	0.17	1.11	1.28	(0.44)	—	(0.44)	9.94	14.09	274	0.21	(f)	0.22	(f)	1.81	(f)	6
Year ended 12/31/11	10.16	0.22	(1.09)	(0.87)	(0.19)	—	(0.19)	9.10	(8.52)	177	0.18		0.22		2.22		11
Year ended 12/31/10	9.23	0.17	0.99	1.16	(0.23)	—	(0.23)	10.16	12.59	89	0.16		0.16		1.77		6
Year ended 12/31/09	6.83	0.19	2.46	2.65	(0.25)	—	(0.25)	9.23	38.90	66	0.18		0.23		2.48		11
Year ended 12/31/08	14.17	0.21	(6.45)	(6.24)	(0.01)	(1.09)	(1.10)	6.83	(44.11)	50	0.15		0.15		1.85		38

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.88%, 0.88%, 0.88%, 0.90% and 0.98% for the years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009 and December 31, 2008, respectively.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets (000’s omitted) of $126,556, $11,337, $28,540, $5,169, $5,531 and $256 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(g)	Commencement date of October 3, 2008 for Class Y shares.
(h)	Annualized.

19                         Invesco International Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco International Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Allocation Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

20                         Invesco International Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012, through December 31, 2012.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,117.80	$3.63	$1,021.71	$3.46	0.68%
B	1,000.00	1,114.10	7.60	1,017.95	7.25	1.43
C	1,000.00	1,114.10	7.60	1,017.95	7.25	1.43
R	1,000.00	1,116.20	4.95	1,020.46	4.72	0.93
Y	1,000.00	1,120.50	2.29	1,022.97	2.19	0.43
R5	1,000.00	1,121.20	1.28	1,023.93	1.22	0.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

21                         Invesco International Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	3.32%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco International Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco International Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 INTAL-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Mid Cap Core Equity Fund

Nasdaq:

A: GTAGX ¡ B: GTABX ¡ C: GTACX ¡ R: GTARX ¡ Y: GTAYX ¡ R5: GTAVX ¡ R6: GTAFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each invest-ment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                 Invesco Mid Cap Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Mid Cap Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco Mid Cap Core Equity Fund delivered positive returns for the year ended December 31, 2012, which trailed the broad market, as measured by the S&P 500 Index, and the Fund’s style-specific benchmark, the Russell Midcap Index. The Fund benefited from holdings in the industrials and information technology (IT) sectors, while the energy sector detracted from both absolute and relative results. The Fund’s underweight position in the consumer discretionary sector was the largest detractor from results versus the style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.38%
Class B Shares	9.60
Class C Shares	9.62
Class R Shares	10.17
Class Y Shares	10.68
Class R5 Shares*	10.78
Class R6 Shares**	10.56
S&P 500 Index‚ (Broad Market Index)	16.00
Russell Midcap Index¡ (Style-Specific Index)	17.28
Lipper Mid-Cap Core Funds Index[t] (Peer Group Index)	16.27

Source(s): ‚ Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

¡ Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.
*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We seek to manage your Fund with the goal of achieving long-run realized investor returns in excess of the Fund’s passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak-to-peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundational component within a well-diversified portfolio of assets.

The Fund’s portfolio is composed of “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

    To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

    Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as bases to construct valuation models that help us assess a company’s intrinsic worth. Our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investment opportunity exists.

Market conditions and your Fund

The year began with improving economic data in the US and a rally in the equity markets. However, the ongoing European debt crisis intensified in April and May, dominating headlines and creating significant volatility in equity markets across the globe.

    With pressure from overseas, US economic data began to decelerate, and indicators for manufacturing, employment and the consumer weakened over the summer. Despite these headwinds, corporate earnings were resilient, and the equity markets delivered strong results for the year. All sectors in the S&P 500

Portfolio Composition
By sector

Information Technology	18.3%
Industrials	12.9
Financials	12.0
Consumer Staples	9.2
Health Care	9.0
Consumer Discretionary	8.0
Materials	7.9
Energy	6.7
Utilities	0.7
Money Market Funds Plus Other Assets Less Liabilities	15.3

Top 10 Equity Holdings*

1. Kellogg Co.	2.6%
2. Linear Technology Corp.	2.2
3. Northern Trust Corp.	2.2
4. Symantec Corp.	2.1
5. Progressive Corp. (The)	1.9
6. Agilent Technologies, Inc.	1.8
7. Dr. Pepper Snapple Group, Inc.	1.7
8. Amphenol Corp.-Class A	1.7
9. Adobe Systems Inc.	1.6
10. International Flavors & Fragrances Inc.	1.5

Top Five Industries*

1. Industrial Machinery	5.3%
2. Semiconductors	4.6
3. Oil and Gas Equipment and Services	4.0
4. Packaged Foods and Meats	3.7
5. Property and Casualty Insurance	3.3

Total Net Assets	$2.4 billion

Total Number of Holdings*	80

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Mid Cap Core Equity Fund

Index posted gains. The financials and consumer discretionary sectors were the leading performers, while the utilities and energy sectors lagged.

    The Fund’s investments in industrials were the largest contributors to returns, including companies such as Terex. The global equipment manufacturer’s commercial construction, late-cycle end markets had been depressed in recent years. We invested in the company as we believed there were opportunities to improve working capital and increase margins, and believed that its aerial work platforms business had troughed. The stock performed well during the year as strong sales growth indicated a more sustainable recovery in its end markets, and we trimmed our position as a result.

    Another strong contributor to the Fund’s results was Adobe. The company is a leading provider of creative, multimedia content-authoring software and document technologies, and it markets widely-known software products such as Photoshop, Illustrator, Acrobat and Flash. In our opinion, Adobe is a high-quality company that is a dominant player in its respective business lines. We invested in the company several years ago as its growth slowed and a series of acquisitions created some uncertainty. The stock performed well during the year as expanded product offerings improved sales. We used the opportunity to reduce our position in the stock.

    The largest detractor for the year was Navistar, which manufactures heavy and medium trucks. The company’s stock was under pressure due to decelerating industry truck orders across segments and geographies and a failed emission certification from the Environmental Protection Agency. While the company was taking appropriate steps to rationalize costs, reduce facilities and improve its balance sheet, we had greater confidence in the risk/reward profile of other investments and sold our position during the reporting period.

    Another detractor was Weatherford International. The company dealt with a series of tax reporting issues, which included a restatement of its financial results for the second consecutive year. As a result of these issues, the company’s chief financial officer departed in March, which we believe was a step in the right direction. We believe the company is currently undervalued and, in the long term, has an opportunity to improve margins and capital efficiency.

    Over the course of the year, we took profits in the health care, energy and industrials sectors and increased our exposure to the consumer staples and materials sectors. At the end of the reporting period, our largest overweight positions relative to the Russell Midcap Index were in the IT and consumer staples sectors, and the largest underweight positions were in the consumer discretionary and financials sectors.

    Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we have the potential to deliver strong investment results with reduced risk relative to the Fund’s style-specific benchmark. As always, we would like to thank you for your continued investment in Invesco Mid Cap Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Douglas Asiello Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. He joined

Invesco in 2000. Mr. Asiello earned a BA in international relations and Spanish from Vanderbilt University. He also earned an MBA with a concentration in finance from the Wharton School and an MA in international management from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco Mid Cap Core Equity Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

5                Invesco Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                 Invesco Mid Cap Core Equity Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (6/9/87)	10.19%
10 Years	7.03
5 Years	0.77
1 Year	4.33

Class B Shares
Inception (4/1/93)	9.52%
10 Years	7.00
5 Years	0.84
1 Year	4.63

Class C Shares
Inception (5/3/99)	7.31%
10 Years	6.84
5 Years	1.17
1 Year	8.63

Class R Shares
Inception (6/3/02)	5.50%
10 Years	7.38
5 Years	1.67
1 Year	10.17

Class Y Shares
10 Years	7.75%
5 Years	2.13
1 Year	10.68

Class R5 Shares
Inception (3/15/02)	5.90%
10 Years	8.12
5 Years	2.33
1 Year	10.78

Class R6 Shares
10 Years	7.65%
5 Years	1.95
1 Year	10.56

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.19%, 1.94%, 1.94%, 1.44%, 0.94%, 0.82% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Mid Cap Core Equity Fund

Invesco Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	GTAGX
Class B Shares	GTABX
Class C Shares	GTACX
Class R Shares	GTARX
Class Y Shares	GTAYX
Class R5 Shares	GTAVX
Class R6 Shares	GTAFX

8                Invesco Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–84.74%
Aerospace & Defense–1.87%
Exelis Inc.	2,209,154	$24,897,165
Moog Inc.–Class A(b)	500,057	20,517,339
		45,414,504

Apparel Retail–0.34%
Guess?, Inc.	335,330	8,228,998

Application Software–1.59%
Adobe Systems Inc.(b)	1,026,067	38,662,205

Asset Management & Custody Banks–2.20%
Northern Trust Corp.	1,063,508	53,345,561

Brewers–2.53%
Boston Beer Company, Inc. (The)–Class A(b)	181,962	24,464,791
Molson Coors Brewing Co.–Class B	864,442	36,989,473
		61,454,264

Communications Equipment–3.00%
Acme Packet, Inc.(b)	740,000	16,368,800
F5 Networks, Inc.(b)	328,979	31,960,310
Polycom, Inc.(b)	1,374,239	14,374,540
Tellabs, Inc.	4,490,146	10,237,533
		72,941,183

Computer & Electronics Retail–1.01%
GameStop Corp.–Class A	982,404	24,648,516

Computer Storage & Peripherals–1.26%
NetApp, Inc.(b)	909,334	30,508,156

Construction & Engineering–1.00%
Chicago Bridge & Iron Co. N.V.–New York Shares	522,706	24,227,423

Construction & Farm Machinery & Heavy Trucks–1.87%
Joy Global Inc.	332,000	21,174,960
Terex Corp.(b)	863,186	24,264,158
		45,439,118

Construction Materials–1.13%
CRH PLC (Ireland)	1,319,640	27,372,263

Data Processing & Outsourced Services–0.47%
Western Union Co. (The)	834,047	11,351,380

Department Stores–0.86%
Macy’s, Inc.	534,992	20,875,388

Diversified Chemicals–1.38%
Huntsman Corp.	2,110,728	33,560,575

Diversified Metals & Mining–0.78%
Compass Minerals International, Inc.	254,036	18,979,030

	Shares	Value
Electronic Components–1.66%
Amphenol Corp.–Class A	621,444	$40,207,427

Electronic Manufacturing Services–0.93%
Molex Inc.	828,283	22,636,974

Environmental & Facilities Services–1.27%
Republic Services, Inc.	1,053,030	30,885,370

Food Retail–0.62%
Safeway Inc.	829,649	15,008,350

Footwear–1.00%
Wolverine World Wide, Inc.	590,000	24,178,200

General Merchandise Stores–1.95%
Big Lots, Inc.(b)	951,560	27,081,397
Family Dollar Stores, Inc.	319,131	20,236,097
		47,317,494

Health Care Equipment–0.77%
Boston Scientific Corp.(b)	3,283,824	18,816,312

Health Care Services–0.80%
Quest Diagnostics Inc.	331,664	19,326,061

Homebuilding–0.78%
D.R. Horton, Inc.	956,929	18,928,056

Industrial Machinery–5.27%
Dover Corp.	436,000	28,649,560
Flowserve Corp.	154,000	22,607,200
ITT Corp.	1,289,932	30,261,805
SPX Corp.	302,440	21,216,166
Stanley Black & Decker Inc.	341,000	25,223,770
		127,958,501

Insurance Brokers–1.30%
Marsh & McLennan Cos., Inc.	918,373	31,656,317

Investment Banking & Brokerage–0.95%
Charles Schwab Corp. (The)	1,599,562	22,969,710

Life & Health Insurance–1.40%
Torchmark Corp.	656,131	33,902,289

Life Sciences Tools & Services–2.61%
Agilent Technologies, Inc.	1,082,215	44,305,882
Life Technologies Corp.(b)	390,003	19,141,347
		63,447,229

Managed Health Care–2.56%
Aetna Inc.	589,238	27,281,719
Health Net Inc.(b)	621,033	15,091,102
Humana Inc.	288,000	19,765,440
		62,138,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Mid Cap Core Equity Fund

	Shares	Value
Marine–0.87%
Kirby Corp.(b)	339,774	$21,028,613

Multi–Sector Holdings–0.35%
PICO Holdings, Inc.(b)	425,720	8,629,344

Multi–Utilities–0.76%
CMS Energy Corp.	754,608	18,397,343

Office Services & Supplies–1.82%
Avery Dennison Corp.	841,000	29,367,720
Pitney Bowes Inc.	1,397,690	14,871,422
		44,239,142

Oil & Gas Drilling–0.68%
Transocean Ltd.	371,728	16,597,655

Oil & Gas Equipment & Services–4.04%
Cameron International Corp.(b)	404,042	22,812,211
Dresser–Rand Group, Inc.(b)	371,000	20,827,940
Lufkin Industries, Inc.	351,000	20,403,630
Weatherford International Ltd.(b)	3,036,713	33,980,819
		98,024,600

Oil & Gas Exploration & Production–1.98%
Concho Resources Inc.(b)	216,403	17,433,425
Southwestern Energy Co.(b)	726,941	24,287,099
Talisman Energy Inc. (Canada)	569,881	6,458,307
		48,178,831

Packaged Foods & Meats–3.67%
JM Smucker Co. (The)	315,876	27,241,146
Kellogg Co.	1,109,949	61,990,652
		89,231,798

Paper Packaging–0.91%
Packaging Corp. of America	572,000	22,004,840

Personal Products–0.64%
Avon Products, Inc.	1,085,346	15,585,569

Pharmaceuticals–2.29%
Endo Health Solutions Inc.(b)	805,326	21,155,914
Shire PLC–ADR (Ireland)	373,774	34,454,487
		55,610,401

Property & Casualty Insurance–3.31%
Arch Capital Group Ltd.(b)	754,000	33,191,080
Progressive Corp. (The)	2,238,740	47,237,414
		80,428,494

	Shares	Value
Restaurants–1.04%
Darden Restaurants, Inc.	562,537	$25,353,543

Semiconductor Equipment–2.16%
Lam Research Corp.(b)	600,000	21,678,000
Teradyne, Inc.(b)	1,830,000	30,908,700
		52,586,700

Semiconductors–4.61%
Hittite Microwave Corp.(b)	41,954	2,605,343
Linear Technology Corp.	1,577,763	54,117,271
Microchip Technology Inc.	600,326	19,564,624
Xilinx, Inc.	992,422	35,627,950
		111,915,188

Soft Drinks–1.70%
Dr. Pepper Snapple Group, Inc.	934,635	41,292,174

Specialized Finance–1.13%
Moody’s Corp.	546,201	27,484,834

Specialty Chemicals–3.05%
International Flavors & Fragrances Inc.	557,036	37,065,176
Sigma–Aldrich Corp.	501,790	36,921,708
		73,986,884

Steel–0.62%
Allegheny Technologies, Inc.	495,180	15,033,665

Systems Software–2.63%
CA, Inc.	589,699	12,961,584
Symantec Corp.(b)	2,709,824	50,971,790
		63,933,374

Thrifts & Mortgage Finance–1.32%
People’s United Financial Inc.	2,659,064	32,148,084
Total Common Stocks & Other Equity Interests (Cost $1,849,746,737)		2,058,076,191

Money Market Funds–16.76%
Liquid Assets Portfolio–Institutional Class(c)	203,559,144	203,559,144
Premier Portfolio–Institutional Class(c)	203,559,144	203,559,144
Total Money Market Funds (Cost $407,118,288)		407,118,288
TOTAL INVESTMENTS–101.50% (Cost $2,256,865,025)		2,465,194,479
OTHER ASSETS LESS LIABILITIES–(1.50)%		(36,403,319)
NET ASSETS–100.00%		$2,428,791,160

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $1,849,746,737)	$2,058,076,191
Investments in affiliated money market funds, at value and cost	407,118,288
Total investments, at value (Cost $2,256,865,025)	2,465,194,479
Foreign currencies, at value (Cost $65,380)	64,513
Receivable for:
Investments sold	512,433
Fund shares sold	4,554,754
Dividends	1,326,453
Investment for trustee deferred compensation and retirement plans	84,926
Other assets	50,168
Total assets	2,471,787,726

Liabilities:
Payable for:
Investments purchased	15,286,937
Fund shares reacquired	25,044,664
Accrued fees to affiliates	2,053,433
Accrued other operating expenses	180,071
Trustee deferred compensation and retirement plans	431,461
Total liabilities	42,996,566
Net assets applicable to shares outstanding	$2,428,791,160

Net assets consist of:
Shares of beneficial interest	$2,206,443,993
Undistributed net investment income	(456,229)
Undistributed net realized gain	14,474,037
Unrealized appreciation	208,329,359
$2,428,791,160

Net Assets:
Class A	$1,352,885,646
Class B	$36,795,296
Class C	$190,301,579
Class R	$125,474,391
Class Y	$469,509,587
Class R5	$253,815,296
Class R6	$9,365

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	63,308,540
Class B	2,223,876
Class C	11,529,459
Class R	5,976,382
Class Y	21,839,815
Class R5	11,293,286
Class R6	416.6
Class A:
Net asset value per share	$21.37
Maximum offering price per share
(Net asset value of $21.37 ÷ 94.50%)	$22.61
Class B:
Net asset value and offering price per share	$16.55
Class C:
Net asset value and offering price per share	$16.51
Class R:
Net asset value and offering price per share	$21.00
Class Y:
Net asset value and offering price per share	$21.50
Class R5:
Net asset value and offering price per share	$22.47
Class R6:
Net asset value and offering price per share	$22.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Mid Cap Core Equity Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $95,107)	$43,579,965
Dividends from affiliated money market funds	836,502
Total investment income	44,416,467

Expenses:
Advisory fees	17,525,557
Administrative services fees	524,295
Custodian fees	62,027
Distribution fees:
Class A	3,741,502
Class B	450,965
Class C	2,123,467
Class R	774,020
Transfer agent fees — A, B, C, R and Y	5,050,535
Transfer agent fees — R5	334,921
Trustees’ and officers’ fees and benefits	120,483
Other	555,946
Total expenses	31,263,718
Less: Fees waived and expense offset arrangement(s)	(882,985)
Net expenses	30,380,733
Net investment income	14,035,734

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $1,178,397)	176,355,530
Foreign currencies	(56,637)
176,298,893
Change in net unrealized appreciation of:
Investment securities	71,004,510
Foreign currencies	1,121
71,005,631
Net realized and unrealized gain	247,304,524
Net increase in net assets resulting from operations	$261,340,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$14,035,734	$(3,931,293)
Net realized gain	176,298,893	107,501,297
Change in net unrealized appreciation (depreciation)	71,005,631	(287,953,063)
Net increase (decrease) in net assets resulting from operations	261,340,258	(184,383,059)

Distributions to shareholders from net investment income:
Class A	(7,236,589)	—
Class R	(279,265)	—
Class Y	(3,690,126)	—
Class R5	(2,819,739)	—
Class R6	(94)	—
Total distributions from net investment income	(14,025,813)	—

Distributions to shareholders from net realized gains:
Class A	(101,390,749)	(51,719,481)
Class B	(3,508,096)	(2,377,868)
Class C	(18,107,740)	(9,157,530)
Class R	(9,428,266)	(5,597,657)
Class Y	(33,865,767)	(6,063,023)
Class R5	(21,529,628)	(11,501,182)
Class R6	(701)	—
Total distributions from net realized gains	(187,830,947)	(86,416,741)

Share transactions-net:
Class A	(242,756,085)	(119,304,444)
Class B	(19,614,774)	(52,612,532)
Class C	(32,066,888)	(2,311,668)
Class R	(45,078,942)	(5,101,898)
Class Y	291,447,667	7,064,518
Class R5	(94,801,385)	59,859,250
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(142,860,407)	(112,406,774)
Net increase (decrease) in net assets	(83,376,909)	(383,206,574)

Net assets:
Beginning of year	2,512,168,069	2,895,374,643
End of year (includes undistributed net investment income (loss) of $(456,229) and $(431,784), respectively)	$2,428,791,160	$2,512,168,069

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may

13                         Invesco Mid Cap Core Equity Fund

continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

14                         Invesco Mid Cap Core Equity Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured

15                         Invesco Mid Cap Core Equity Fund

Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $877,228.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $167,281 in front-end sales commissions from the sale of Class A shares and $8,876, $63,115 and $17,529 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended December 31, 2012, the Fund incurred $10,967 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,437,822,216	$27,372,263	$—	$2,465,194,479

16                         Invesco Mid Cap Core Equity Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $6,433,293 and securities sales of $9,710,086, which resulted in net realized gains of $1,178,397.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2012, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $5,757.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$61,541,158	$2,435,120
Long-term capital gain	140,315,602	83,981,621
Total distributions	$201,856,760	$86,416,741

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$7,947,469
Undistributed long-term gain	10,652,619
Net unrealized appreciation — investments	204,203,403
Net unrealized appreciation (depreciation) — other investments	(95)
Temporary book/tax differences	(421,342)
Late year ordinary loss deferrals	(34,887)
Shares of beneficial interest	2,206,443,993
Total net assets	$2,428,791,160

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain

17                         Invesco Mid Cap Core Equity Fund

their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $1,206,630,741 and $1,414,380,221, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$310,819,358
Aggregate unrealized (depreciation) of investment securities	(106,615,955)
Net unrealized appreciation of investment securities	$204,203,403

Cost of investments for tax purposes is $2,260,991,076.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2012, undistributed net investment income was decreased by $34,366 and undistributed net realized gain was increased by $34,366. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	8,307,298	$185,841,734	15,925,002	$370,507,604
Class B	64,252	1,146,331	172,477	3,266,003
Class C	1,144,960	20,167,337	2,596,265	48,473,603
Class R	1,678,187	36,729,127	3,207,913	73,524,458
Class Y	17,877,137	390,716,357	5,833,729	137,156,545
Class R5	3,100,223	72,403,278	6,845,390	159,732,258
Class R6(b)	416.6	10,000	—	—

Issued as reinvestment of dividends:
Class A	4,932,874	103,639,678	2,330,955	49,556,106
Class B	207,589	3,379,553	136,918	2,308,442
Class C	1,056,620	17,159,536	512,776	8,630,025
Class R	469,718	9,699,674	267,408	5,591,499
Class Y	1,659,573	35,066,759	210,404	4,500,550
Class R5	1,076,494	23,779,752	514,841	11,470,657

Automatic conversion of Class B shares to Class A shares:
Class A	605,810	13,675,178	1,706,192	39,546,892
Class B	(767,032)	(13,675,178)	(2,127,632)	(39,546,892)

Reacquired:
Class A	(24,520,470)	(545,912,675)	(25,336,377)	(578,915,046)
Class B	(592,392)	(10,465,480)	(994,030)	(18,640,085)
Class C	(3,953,453)	(69,393,761)	(3,246,600)	(59,415,296)
Class R	(4,196,156)	(91,507,743)	(3,713,443)	(84,217,855)
Class Y	(6,011,133)	(134,335,449)	(5,999,518)	(134,592,577)
Class R5	(8,310,145)	(190,984,415)	(4,827,772)	(111,343,665)
Net increase (decrease) in share activity	(6,169,629.4)	$(142,860,407)	(5,985,102)	$(112,406,774)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

18                         Invesco Mid Cap Core Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net assetvalue, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/12	$21.02	$0.12	(d)	$2.03	$2.15	$(0.12)	$(1.68)	$(1.80)	$21.37	10.38%	$1,352,886	1.17	%(e)	1.20	%(e)	0.55	%(d)(e)	61%
Year ended 12/31/11	23.17	(0.02)		(1.42)	(1.44)	—	(0.71)	(0.71)	21.02	(6.24)	1,554,838	1.16		1.19		(0.09)		57
Year ended 12/31/10	20.95	0.01		2.61	2.62	(0.01)	(0.39)	(0.40)	23.17	12.52	1,838,719	1.18		1.21		0.06		61
Year ended 12/31/09	16.11	0.05		4.81	4.86	(0.02)	—	(0.02)	20.95	30.16	1,515,079	1.24		1.27		0.26		24
Year ended 12/31/08	23.63	0.17		(6.69)	(6.52)	(0.18)	(0.82)	(1.00)	16.11	(27.45)	879,531	1.25		1.28		0.79		60
Class B
Year ended 12/31/12	16.66	(0.03	)(d)	1.60	1.57	—	(1.68)	(1.68)	16.55	9.60	36,795	1.92	(e)	1.95	(e)	(0.20	)(d)(e)	61
Year ended 12/31/11	18.66	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.66	(6.95)	55,166	1.91		1.94		(0.84)		57
Year ended 12/31/10	17.06	(0.12)		2.10	1.98	—	(0.38)	(0.38)	18.66	11.65	114,279	1.93		1.96		(0.69)		61
Year ended 12/31/09	13.22	(0.07)		3.93	3.86	(0.02)	—	(0.02)	17.06	29.19	183,219	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.59	0.01		(5.52)	(5.51)	(0.04)	(0.82)	(0.86)	13.22	(27.97)	197,599	2.00		2.03		0.04		60
Class C
Year ended 12/31/12	16.62	(0.03	)(d)	1.60	1.57	—	(1.68)	(1.68)	16.51	9.62	190,302	1.92	(e)	1.95	(e)	(0.20	)(d)(e)	61
Year ended 12/31/11	18.62	(0.16)		(1.13)	(1.29)	—	(0.71)	(0.71)	16.62	(6.97)	220,772	1.91		1.94		(0.84)		57
Year ended 12/31/10	17.02	(0.12)		2.10	1.98	—	(0.38)	(0.38)	18.62	11.68	249,883	1.93		1.96		(0.69)		61
Year ended 12/31/09	13.19	(0.07)		3.92	3.85	(0.02)	—	(0.02)	17.02	29.18	202,853	1.99		2.02		(0.49)		24
Year ended 12/31/08	19.55	0.01		(5.51)	(5.50)	(0.04)	(0.82)	(0.86)	13.19	(27.98)	115,735	2.00		2.03		0.04		60
Class R
Year ended 12/31/12	20.66	0.07	(d)	2.00	2.07	(0.05)	(1.68)	(1.73)	21.00	10.17	125,474	1.42	(e)	1.45	(e)	0.30	(d)(e)	61
Year ended 12/31/11	22.85	(0.08)		(1.40)	(1.48)	—	(0.71)	(0.71)	20.66	(6.51)	165,812	1.41		1.44		(0.34)		57
Year ended 12/31/10	20.71	(0.04)		2.56	2.52	—	(0.38)	(0.38)	22.85	12.21	188,803	1.43		1.46		(0.19)		61
Year ended 12/31/09	15.96	—		4.77	4.77	(0.02)	—	(0.02)	20.71	29.88	101,828	1.49		1.52		0.01		24
Year ended 12/31/08	23.40	0.11		(6.61)	(6.50)	(0.12)	(0.82)	(0.94)	15.96	(27.63)	49,456	1.50		1.53		0.54		60
Class Y
Year ended 12/31/12	21.14	0.18	(d)	2.04	2.22	(0.18)	(1.68)	(1.86)	21.50	10.68	469,510	0.92	(e)	0.95	(e)	0.80	(d)(e)	61
Year ended 12/31/11	23.25	0.04		(1.44)	(1.40)	—	(0.71)	(0.71)	21.14	(6.05)	175,773	0.91		0.94		0.16		57
Year ended 12/31/10	20.97	0.07		2.60	2.67	(0.01)	(0.38)	(0.39)	23.25	12.80	192,236	0.93		0.96		0.31		61
Year ended 12/31/09	16.10	0.10		4.82	4.92	(0.05)	—	(0.05)	20.97	30.59	86,803	0.99		1.02		0.51		24
Year ended 12/31/08(f)	20.44	0.04		(3.37)	(3.33)	(0.19)	(0.82)	(1.01)	16.10	(16.12)	2,349	1.06	(g)	1.09	(g)	0.98	(g)	60
Class R5
Year ended 12/31/12	22.03	0.22	(d)	2.12	2.34	(0.22)	(1.68)	(1.90)	22.47	10.78	253,815	0.80	(e)	0.83	(e)	0.92	(d)(e)	61
Year ended 12/31/11	24.15	0.07		(1.48)	(1.41)	—	(0.71)	(0.71)	22.03	(5.87)	339,807	0.79		0.82		0.28		57
Year ended 12/31/10	21.74	0.11		2.70	2.81	(0.01)	(0.39)	(0.40)	24.15	12.94	311,455	0.76		0.79		0.48		61
Year ended 12/31/09	16.67	0.13		5.01	5.14	(0.07)	—	(0.07)	21.74	30.84	200,303	0.80		0.83		0.70		24
Year ended 12/31/08	24.44	0.26		(6.95)	(6.69)	(0.26)	(0.82)	(1.08)	16.67	(27.19)	67,379	0.85		0.88		1.19		60
Class R6
Year ended 12/31/12(f)	24.00	0.07	(d)	0.31	0.38	(0.22)	(1.68)	(1.90)	22.48	1.75	9	0.67	(e)(g)	0.70	(e)(g)	1.05	(d)(e)(g)	61

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2009, the portfolio turnover calculation excludes the value of securities purchased of $36,332,046 and sold of $40,409,014 in the effort to realign the Fund’s portfolio holdings after the reorganization of Atlantic Whitehall Mid Cap Growth Fund into the Fund.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $1.00 per share owned of Tellabs Inc. on December 24, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.08 and 0.38%, $(0.07) and (0.37)%, $(0.07) and (0.37)%, $0.03 and 0.13%, $0.14 and 0.63%, $0.18 and 0.75% and $0.03 and 0.88% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $1,496,601, $45,097, $212,347, $154,804, $337,086, $334,918 and $10 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 3, 2008 for Class Y shares and September 24, 2012 for Class R6 shares.
(g)	Annualized.

19                         Invesco Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

20                         Invesco Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,061.40	$6.11	$1,019.20	$5.99	1.18%
B	1,000.00	1,057.90	9.98	1,015.43	9.78	1.93
C	1,000.00	1,057.40	9.98	1,015.43	9.78	1.93
R	1,000.00	1,060.10	7.41	1,017.95	7.25	1.43
Y	1,000.00	1,062.50	4.82	1,020.46	4.72	0.93
R5	1,000.00	1,063.30	4.10	1,021.17	4.01	0.79
R6	1,000.00	1,017.50	1.83	1,021.77	3.40	0.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012, through December 31, 2012 (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012 through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

21                         Invesco Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$140,315,602
Qualified Dividend Income*	62.83%
Corporate Dividends Received Deduction*	54.83%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Mid Cap Core Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 MCCE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Small Cap Growth Fund
Nasdaq:
A: GTSAX ▪ B: GTSBX ▪ C: GTSDX ▪ R: GTSRX ▪ Y: GTSYX ▪ Investor: GTSIX ▪ R5: GTSVX ▪ R6: GTSFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Small Cap Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Small Cap Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2012, Invesco Small Cap Growth Fund, at net asset value (NAV), had solid positive returns and outperformed the Fund’s style- specific index, the Russell 2000 Growth Index, driven by stock selection across a number of sectors.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.35%
Class B Shares	17.44
Class C Shares	17.41
Class R Shares	18.05
Class Y Shares	18.64
Investor Class Shares	18.34
Class R5 Shares*	18.77
Class R6 Shares**	18.50
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 2000 Growth Index■ (Style-Specific Index)	14.59
Lipper Small-Cap Growth Funds Index[t] (Peer Group Index)	14.95

Source	(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■	Invesco, Russell via FactSet Research Systems Inc.; [t]Lipper Inc.
*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**Share	class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

We begin with a quantitative model that ranks companies based on a set of growth, quality and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.
2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
3.	Timeliness analysis. Identifying the “timeliness” of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.

Portfolio construction plays an important role in risk management. We align the Fund with the Russell 2000 Growth Index; the benchmark we believe represents the small-cap growth asset class. We seek to manage risk by keeping the

Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 130 to 140 holdings.

    We consider selling a stock when it no longer meets our investment criteria, for the following reasons:

■	Our original investment thesis is not valid because the fundamentals are no longer intact.
■	The price target set at purchase is exceeded.
■	The company’s timeliness profile deteriorates.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year

Portfolio Composition By sector

Information Technology	23.5%
Consumer Discretionary	17.9
Health Care	17.3
Industrials	16.3
Financials	8.7
Energy	5.7
Materials	3.9
Consumer Staples	2.3
Utilities	1.5
Telecommunication Services	1.3
Money Market Funds Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. CoStar Group Inc.	1.4%
2. Cymer, Inc.	1.3
3. Aspen Technology, Inc.	1.3
4. SolarWinds, Inc.	1.3
5. Manhattan Associates, Inc.	1.3
6. SBA Communications Corp.-Class A	1.3
7. Alliance Data Systems Corp.	1.2
8. Affiliated Managers Group, Inc.	1.2
9. Penn National Gaming, Inc.	1.2
10. Warnaco Group, Inc. (The)	1.1

Total Net Assets	$1.7 billion

Total Number of Holdings*	125

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Small Cap Growth Fund

end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

    The Fund at NAV had strong positive returns and outperformed the Russell 2000 Growth Index due primarily to solid stock selection. The Fund outperformed the index in the consumer discretionary, information technology (IT), industrials and telecommunication services sectors. Performance in the health care, consumer staples and financials sectors was below the style-specific index.

    The Fund outperformed the Russell 2000 Growth Index by the widest margin in the consumer discretionary sector due primarily to stock selection; however, the sector overall was strong, and our modest overweight allocation was also beneficial. As the US housing market bottomed and a recovery began to materialize, homebuilder Ryland appreciated by more than 100% and benefited Fund performance. Other strong contributors in this sector included TRW Automotive and DSW.

    IT was another significant positive sector for the Fund during the year. Solar-Winds is a provider of powerful and affordable IT management software that continued to benefit from increased revenue from its innovative web-based delivery model and showed resilient growth through recent macroeconomic disruptions. Another contributor was Cymer. A leading producer of lasers for semiconductor manufacturing, Cymer’s stock was up strongly late in the year when they agreed in principle to be acquired for a substantial premium, although the stock was still a holding at the end of the year.

    The Fund also outperformed the Russell 2000 Growth Index in the industrials sector due to stock selection. Aerospace and defense parts supplier Transdigm continued to benefit from a recovery in after-market aerospace parts, while private prison operator Corrections Corporation of America benefited from preliminary moves to convert its business structure into a real estate investment trust, which was rewarded by the market.

    The Fund underperformed the style-specific index in the health care sector due both to stock selection and an underweight position in this relatively strong market sector. One significant detractor was Nuvasive, which offers leading technology in neuromonitoring systems and minimally invasive lateral surgeries. The company pre-announced that they would miss third-quarter earnings guidance, and the market dramatically punished the stock despite the apparent short-term nature of its issues. Health care systems software company Quality Systems, which we sold during the year, and Salix Pharmaceuticals also detracted from performance during the year.

    The Fund also was challenged in the consumer staples sector due to stock selection. Diamond Foods is a snack and nut company that negatively impacted performance during the year. Concerns surrounding accounting practices for walnut company stocks eventually led to a pending restatement of the firm’s financials. Additionally the company’s relationships with walnut suppliers became strained, and some refused to honor their delivery contracts. The stock was sold from the portfolio during the year. A modest cash position in the Fund also detracted from relative performance since the small-cap market was up significantly during the year.

    Fund positioning was based primarily on our bottom-up stock selection process, and our long-term investment horizon lead to relatively low turnover. Throughout the year the Fund maintained a “barbell” positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes were modest within this framework, however the most significant changes included reductions in the consumer staples, IT and energy sectors. Exposure to the financials and industrials sectors was increased.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Small Cap Growth Fund.

1	Source: Lipper Inc.

Juliet Ellis Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Growth Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Clay Manley Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Growth Fund. He joined Invesco in 2001. Mr. Manley earned a BA in history and geology from Vanderbilt University and an MBA with concentrations in finance and accounting from Emory University’s Goizueta Business School.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

5                Invesco Small Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Small Cap Growth Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (10/18/95)	9.34%
10 Years	8.93
5 Years	2.81
1 Year	11.85

Class B Shares
Inception (10/18/95)	9.34%
10 Years	8.89
5 Years	2.85
1 Year	12.44

Class C Shares
Inception (5/3/99)	6.29%
10 Years	8.73
5 Years	3.19
1 Year	16.41

Class R Shares
Inception (6/3/02)	6.66%
10 Years	9.28
5 Years	3.71
1 Year	18.05

Class Y Shares
10 Years	9.67%
5 Years	4.19
1 Year	18.64

Investor Class Shares
10 Years	9.55%
5 Years	3.98
1 Year	18.34

Class R5 Shares
Inception (3/15/02)	6.44%
10 Years	10.05
5 Years	4.42
1 Year	18.77

Class R6 Shares
10 Years	9.57%
5 Years	4.01
1 Year	18.50

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on April 7, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.27%, 2.02%, 2.02%, 1.52%, 1.02%, 1.27%, 0.83% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Small Cap Growth Fund

Invesco Small Cap Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Growth Funds Index is an unmanaged index considered representative of small-cap growth funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	GTSAX
Class B Shares	GTSBX
Class C Shares	GTSDX
Class R Shares	GTSRX
Class Y Shares	GTSYX
Investor Class Shares	GTSIX
Class R5 Shares	GTSVX
Class R6 Shares	GTSFX

8                Invesco Small Cap Growth Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–98.38%
Aerospace & Defense–1.96%
Hexcel Corp.(b)	595,525	$16,055,354
TransDigm Group, Inc.	133,443	18,196,287
		34,251,641

Air Freight & Logistics–1.53%
Forward Air Corp.	358,758	12,560,118
Hub Group, Inc.–Class A(b)	422,372	14,191,699
		26,751,817

Apparel Retail–1.89%
DSW Inc.–Class A	255,829	16,805,407
Foot Locker, Inc.	503,483	16,171,874
		32,977,281

Apparel, Accessories & Luxury Goods–1.74%
Under Armour, Inc.–Class A(b)	240,843	11,688,111
Warnaco Group, Inc. (The)(b)	259,998	18,608,057
		30,296,168

Application Software–8.88%
ANSYS, Inc.(b)	227,666	15,331,029
Aspen Technology, Inc.(b)	838,086	23,164,697
Cadence Design Systems, Inc.(b)	1,067,939	14,427,856
Informatica Corp.(b)	423,903	12,852,739
Interactive Intelligence Group, Inc.(b)	329,629	11,055,757
Manhattan Associates, Inc.(b)	381,164	22,999,436
Mentor Graphics Corp.(b)	690,121	11,745,859
MicroStrategy Inc.–Class A(b)	99,601	9,300,741
Parametric Technology Corp.(b)	485,304	10,924,193
SolarWinds, Inc.(b)	439,296	23,041,075
		154,843,382

Asset Management & Custody Banks–1.61%
Affiliated Managers Group, Inc.(b)	154,414	20,096,982
SEI Investments Co.	345,846	8,072,046
		28,169,028

Auto Parts & Equipment–1.98%
Tenneco Inc.(b)	454,297	15,950,368
TRW Automotive Holdings Corp.(b)	345,064	18,498,881
		34,449,249

Automotive Retail–1.50%
Group 1 Automotive, Inc.	241,720	14,984,223
Monro Muffler Brake, Inc.	318,637	11,142,736
		26,126,959

Biotechnology–5.11%
Acorda Therapeutics Inc.(b)	333,277	8,285,266
Amarin Corp. PLC –ADR (Ireland)(b)(c)	908,524	7,349,959
BioMarin Pharmaceutical Inc.(b)	340,320	16,760,760
Incyte Corp.(b)(c)	867,625	14,411,251

	Shares	Value
Biotechnology–(continued)
Myriad Genetics, Inc.(b)	568,492	$15,491,407
Seattle Genetics, Inc.(b)(c)	550,847	12,779,651
United Therapeutics Corp.(b)	261,688	13,979,373
		89,057,667

Building Products–1.06%
A.O. Smith Corp.	292,517	18,449,047

Casinos & Gaming–1.15%
Penn National Gaming, Inc.(b)	408,711	20,071,797

Communications Equipment–1.34%
Finisar Corp.(b)(c)	551,703	8,992,759
NETGEAR, Inc.(b)	363,514	14,329,722
		23,322,481

Construction & Farm Machinery & Heavy Trucks–2.69%
Lindsay Corp.	199,591	15,991,231
WABCO Holdings Inc.(b)	218,836	14,265,919
Wabtec Corp.	190,315	16,660,175
		46,917,325

Construction Materials–0.81%
Martin Marietta Materials, Inc.(c)	150,550	14,193,854

Data Processing & Outsourced Services–1.20%
Alliance Data Systems Corp.(b)	144,377	20,900,015

Distributors–0.98%
Pool Corp.	403,664	17,083,060

Diversified Chemicals–0.76%
Olin Corp.	617,741	13,337,028

Electric Utilities–0.82%
ITC Holdings Corp.	186,097	14,312,720

Electrical Components & Equipment–1.71%
Acuity Brands, Inc.	221,296	14,988,378
Regal-Beloit Corp.	210,579	14,839,502
		29,827,880

Electronic Components–0.86%
Littelfuse, Inc.	241,843	14,924,132

Electronic Equipment & Instruments–1.40%
Cognex Corp.	316,718	11,661,557
National Instruments Corp.	492,206	12,703,837
		24,365,394

Electronic Manufacturing Services–0.40%
IPG Photonics Corp.(c)	105,930	7,060,235

Environmental & Facilities Services–0.89%
Tetra Tech, Inc.(b)	585,547	15,487,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Growth Fund

	Shares	Value
Fertilizers & Agricultural Chemicals–0.42%
Intrepid Potash, Inc.	344,956	$7,344,113

Food Retail–0.62%
Harris Teeter Supermarkets Inc.	280,285	10,807,790

Footwear–0.75%
Steven Madden, Ltd.(b)	307,519	12,998,828

Gold–0.46%
Allied Nevada Gold Corp.(b)	134,071	4,039,559
Detour Gold Corp. (Canada)(b)	159,748	4,005,367
		8,044,926

Health Care Equipment–4.25%
Insulet Corp.(b)	443,682	9,414,932
Masimo Corp.	494,537	10,390,222
NuVasive, Inc.(b)	512,126	7,917,468
Sirona Dental Systems, Inc.(b)	280,387	18,073,746
STERIS Corp.	402,007	13,961,703
Thoratec Corp.(b)	381,907	14,329,151
		74,087,222

Health Care Facilities–1.11%
Health Management Associates Inc.–Class A(b)	1,184,269	11,037,387
VCA Antech, Inc.(b)	397,822	8,374,153
		19,411,540

Health Care Services–2.27%
Chemed Corp.	236,876	16,247,325
HMS Holdings Corp.(b)	370,719	9,609,036
MEDNAX, Inc.(b)	171,759	13,658,276
		39,514,637

Health Care Supplies–0.46%
Meridian Bioscience, Inc.	392,440	7,946,910

Home Furnishings–1.44%
Ethan Allen Interiors Inc.	443,676	11,406,910
Mohawk Industries, Inc.(b)	150,674	13,631,477
		25,038,387

Homebuilding–0.84%
Ryland Group, Inc. (The)	402,252	14,682,198

Hotels, Resorts & Cruise Lines–0.53%
Choice Hotels International, Inc.	275,702	9,269,101

Industrial Machinery–1.71%
Crane Co.	278,257	12,877,734
Lincoln Electric Holdings, Inc.	348,884	16,983,673
		29,861,407

Insurance Brokers–0.83%
Brown & Brown, Inc.	568,954	14,485,569

Internet Software & Services–3.14%
CoStar Group Inc.(b)	271,041	24,222,934
DealerTrack Holdings Inc.(b)	451,692	12,972,594

	Shares	Value
Internet Software & Services–(continued)
ValueClick, Inc.(b)	904,221	$17,550,930
		54,746,458

Investment Banking & Brokerage–1.10%
Greenhill & Co., Inc.	140,362	7,297,420
Stifel Financial Corp.(b)	374,066	11,958,890
		19,256,310

Leisure Facilities–0.93%
Life Time Fitness, Inc.(b)	329,779	16,228,425

Leisure Products–0.88%
Brunswick Corp.	529,293	15,397,133

Life Sciences Tools & Services–2.36%
PAREXEL International Corp.(b)	570,521	16,881,716
PerkinElmer, Inc.	441,989	14,028,731
Techne Corp.	149,390	10,209,313
		41,119,760

Managed Health Care–0.90%
Centene Corp.(b)	383,508	15,723,828

Marine–0.57%
Kirby Corp.(b)	161,023	9,965,713

Multi-Line Insurance–0.86%
HCC Insurance Holdings, Inc.	404,119	15,037,268

Oil & Gas Drilling–1.50%
Atwood Oceanics, Inc.(b)	276,677	12,669,040
Patterson-UTI Energy, Inc.(c)	720,156	13,416,506
		26,085,546

Oil & Gas Equipment & Services–2.27%
Dresser-Rand Group, Inc.(b)	270,869	15,206,585
Dril-Quip, Inc.(b)	199,296	14,558,573
Lufkin Industries, Inc.	168,483	9,793,917
		39,559,075

Oil & Gas Exploration & Production–2.61%
Berry Petroleum Co.–Class A	324,008	10,870,468
Energen Corp.	266,733	12,026,991
Oasis Petroleum Inc.(b)	472,586	15,028,235
Resolute Energy Corp.(b)(c)	931,187	7,570,550
		45,496,244

Packaged Foods & Meats–1.71%
B&G Foods Inc.	498,902	14,123,915
Lancaster Colony Corp.	225,957	15,633,965
		29,757,880

Pharmaceuticals–0.81%
Salix Pharmaceuticals, Ltd.(b)	349,745	14,157,678

Regional Banks–3.48%
East West Bancorp, Inc.	584,889	12,569,265
Huntington Bancshares Inc.	1,623,324	10,373,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Growth Fund

	Shares	Value
Regional Banks–(continued)
PrivateBancorp, Inc.	810,663	$12,419,357
Prosperity Bancshares, Inc.	309,977	13,019,034
SVB Financial Group(b)	221,496	12,397,131
		60,777,827

Residential REIT’s–0.80%
Colonial Properties Trust	649,246	13,874,387

Restaurants–1.72%
Domino’s Pizza, Inc.	363,966	15,850,719
Jack in the Box Inc.(b)	494,395	14,139,697
		29,990,416

Security & Alarm Services–1.05%
Corrections Corp. of America	518,005	18,373,637

Semiconductor Equipment–2.75%
Cymer, Inc.(b)	256,908	23,232,191
MKS Instruments, Inc.	419,562	10,816,308
Teradyne, Inc.(b)	821,154	13,869,291
		47,917,790

Semiconductors–2.21%
Microsemi Corp.(b)	635,683	13,374,770
Power Integrations, Inc.	329,526	11,075,369
Semtech Corp.(b)	484,190	14,017,301
		38,467,440

Specialty Chemicals–0.68%
Rockwood Holdings Inc.	238,324	11,787,505

Specialty Stores–1.59%
Tractor Supply Co.	162,960	14,399,146
Vitamin Shoppe, Inc.(b)	231,095	13,255,609
		27,654,755

Steel–0.79%
Carpenter Technology Corp.	267,832	13,828,166

	Shares	Value
Systems Software–1.96%
CommVault Systems, Inc.(b)	225,537	$15,722,184
MICROS Systems, Inc.(b)	312,888	13,278,967
Websense, Inc.(b)	346,905	5,217,451
		34,218,602

Technology Distributors–0.70%
SYNNEX Corp.(b)	353,355	12,148,345

Trading Companies & Distributors–1.73%
Watsco, Inc.	194,770	14,588,273
WESCO International, Inc.(b)	231,857	15,634,118
		30,222,391

Wireless Telecommunication Services–1.32%
SBA Communications Corp.–Class A(b)	323,196	22,953,380
Total Common Stocks & Other Equity Interests (Cost $1,275,068,336)		1,715,414,465

Money Market Funds–1.56%
Liquid Assets Portfolio–Institutional Class(d)	13,629,871	13,629,871
Premier Portfolio–Institutional Class(d)	13,629,871	13,629,871
Total Money Market Funds (Cost $27,259,742)		27,259,742
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.94% (Cost $1,302,328,078)		1,742,674,207

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.69%
Liquid Assets Portfolio–Institutional Class (Cost $46,979,865)(d)(e)	46,979,865	46,979,865
TOTAL INVESTMENTS–102.63% (Cost $1,349,307,943)		1,789,654,072
OTHER ASSETS LESS LIABILITIES–(2.63)%		(45,897,250)
NET ASSETS–100.00%		$1,743,756,822

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2012.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $1,275,068,336)*	$1,715,414,465
Investments in affiliated money market funds, at value and cost	74,239,607
Total investments, at value (Cost $1,349,307,943)	1,789,654,072
Cash	9,217,248
Receivable for:
Investments sold	5,052,680
Fund shares sold	2,866,337
Dividends	362,815
Investment for trustee deferred compensation and retirement plans	76,617
Other assets	40,040
Total assets	1,807,269,809

Liabilities:
Payable for:
Investments purchased	4,845,565
Fund shares reacquired	10,147,975
Collateral upon return of securities loaned	46,979,865
Accrued fees to affiliates	1,111,916
Accrued other operating expenses	116,593
Trustee deferred compensation and retirement plans	311,073
Total liabilities	63,512,987
Net assets applicable to shares outstanding	$1,743,756,822

Net assets consist of:
Shares of beneficial interest	$1,296,824,964
Undistributed net investment income	570,993
Undistributed net realized gain	6,014,736
Unrealized appreciation	440,346,129
$1,743,756,822

Net Assets:
Class A	$766,786,993
Class B	$5,717,498
Class C	$17,656,980
Class R	$87,605,773
Class Y	$34,616,101
Investor Class	$209,841,817
Class R5	$621,522,300
Class R6	$9,360

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	25,559,612
Class B	229,581
Class C	709,918
Class R	3,026,001
Class Y	1,141,314
Investor Class	6,785,931
Class R5	19,468,535
Class R6	293.2
Class A:
Net asset value per share	$30.00
Maximum offering price per share
(Net asset value of $30.00 ÷ 94.50%)	$31.75
Class B:
Net asset value and offering price per share	$24.90
Class C:
Net asset value and offering price per share	$24.87
Class R:
Net asset value and offering price per share	$28.95
Class Y:
Net asset value and offering price per share	$30.33
Investor Class:
Net asset value and offering price per share	$30.92
Class R5:
Net asset value and offering price per share	$31.92
Class R6:
Net asset value and offering price per share	$31.92

*	At December 31, 2012, securities with an aggregate value of $47,027,083 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Growth Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends	$21,608,067
Dividends from affiliated money market funds (includes securities lending income of $653,827)	693,286
Total investment income	22,301,353

Expenses:
Advisory fees	12,163,117
Administrative services fees	424,533
Custodian fees	54,161
Distribution fees:
Class A	2,073,029
Class B	68,021
Class C	183,491
Class R	433,737
Investor Class	552,607
Transfer agent fees — A, B, C, R, Y and Investor	2,722,528
Transfer agent fees — R5	512,133
Trustees’ and officers’ fees and benefits	89,300
Other	343,524
Total expenses	19,620,181
Less: Fees waived and expense offset arrangement(s)	(40,987)
Net expenses	19,579,194
Net investment income	2,722,159

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $6,265,479 and net gains from a redemption-in-kind of $8,355,789)	151,286,489
Foreign currencies	12
151,286,501
Change in net unrealized appreciation of investment securities	138,780,461
Net realized and unrealized gain	290,066,962
Net increase in net assets resulting from operations	$292,789,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$2,722,159	$(9,789,082)
Net realized gain	151,286,501	105,320,263
Change in net unrealized appreciation (depreciation)	138,780,461	(124,366,524)
Net increase (decrease) in net assets resulting from operations	292,789,121	(28,835,343)

Distributions to shareholders from net investment income:
Class Y	(5,023)	—
Class R5	(838,954)	—
Class R6	(16)	—
Total distributions from net investment income	(843,993)	—

Distributions to shareholders from net realized gains:
Class A	(65,907,987)	(15,755,105)
Class B	(582,657)	(170,369)
Class C	(1,772,373)	(392,069)
Class R	(7,677,813)	(1,355,821)
Class Y	(1,225,442)	(149,450)
Investor Class	(18,277,155)	(3,798,394)
Class R5	(49,507,374)	(8,680,259)
Class R6	(801)	—
Total distributions from net realized gains	(144,951,602)	(30,301,467)

Share transactions-net:
Class A	(139,029,119)	(72,033,508)
Class B	(2,431,679)	(4,466,089)
Class C	(1,383,039)	(2,687,335)
Class R	11,086,458	6,710,379
Class Y	25,613,386	2,223,361
Investor Class	(18,055,278)	(15,166,971)
Class R5	75,701,714	90,633,718
Class R6	10,000	—
Net increase (decrease) in net assets resulting from share transactions	(48,487,557)	5,213,555
Net increase (decrease) in net assets	98,505,969	(53,923,255)

Net assets:
Beginning of year	1,645,250,853	1,699,174,108
End of year (includes undistributed net investment income (loss) of $570,993 and $(1,314,582), respectively)	$1,743,756,822	$1,645,250,853

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Small Cap Growth Fund (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are

14                         Invesco Small Cap Growth Fund

met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

Effective as of the close of business on March 18, 2002, the Fund’s shares were offered on a limited basis to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment

15                         Invesco Small Cap Growth Fund

income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock

16                         Invesco Small Cap Growth Fund

in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $38,627.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $6,568 in front-end sales commissions from the sale of Class A shares and $8, $4,922 and $328 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Small Cap Growth Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,789,654,072	$—	$—	$1,789,654,072

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $1,708,754 and securities sales of $39,559,758, which resulted in net realized gains of $6,265,479.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,360.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Growth Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$19,847,599	$—
Long-term capital gain	125,947,996	30,301,467
Total distributions	$145,795,595	$30,301,467

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$1,878,566
Undistributed long-term gain	5,752,478
Net unrealized appreciation — investments	439,805,139
Temporary book/tax differences	(301,416)
Late-Year ordinary loss deferrals	(202,909)
Shares of beneficial interest	1,296,824,964
Total net assets	$1,743,756,822

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

On January 26, 2012, 48,363 of Class A shares and 731,338 of Class R5 shares valued at $1,436,878 and $22,949,390 respectively, were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $8,355,789 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $418,512,956 and $631,257,325, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$489,409,065
Aggregate unrealized (depreciation) of investment securities	(49,603,926)
Net unrealized appreciation of investment securities	$439,805,139

Cost of investments for tax purposes is $1,349,848,933.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption-in-kind, on December 31, 2012, undistributed net investment income was increased by $7,409, undistributed net realized gain was decreased by $8,325,812 and shares of beneficial interest was increased by $8,318,403. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Growth Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	3,909,047	$119,656,929	7,873,328	$235,687,610
Class B	9,769	254,570	22,773	583,128
Class C	67,382	1,749,224	108,526	2,755,865
Class R	1,195,764	35,244,470	1,542,217	44,436,875
Class Y	892,483	26,947,342	117,275	3,525,468
Investor Class	906,168	28,664,060	1,458,873	44,972,918
Class R5	6,710,902	219,364,877	6,690,660	208,159,275
Class R6(b)	293	10,000	—	—

Issued as reinvestment of dividends:
Class A	2,223,313	65,209,759	557,155	15,633,752
Class B	23,353	568,885	6,942	165,847
Class C	70,751	1,721,373	16,067	383,208
Class R	271,196	7,677,553	49,790	1,355,771
Class Y	35,219	1,044,246	5,070	143,392
Investor Class	588,161	17,780,113	129,262	3,729,198
Class R5	1,547,474	48,281,192	277,369	8,218,459

Automatic conversion of Class B shares to Class A shares:
Class A	67,972	2,097,627	96,875	2,871,390
Class B	(80,313)	(2,097,627)	(112,993)	(2,871,390)

Reacquired:
Class A	(10,579,510)	(325,993,434)	(11,236,451)	(326,226,260)
Class B	(44,311)	(1,157,507)	(91,651)	(2,343,674)
Class C	(186,106)	(4,853,636)	(230,059)	(5,826,408)
Class R	(1,071,663)	(31,835,565)	(1,385,475)	(39,082,267)
Class Y	(76,666)	(2,378,202)	(49,396)	(1,445,499)
Investor Class	(2,057,503)	(64,499,451)	(2,099,996)	(63,869,087)
Class R5	(5,938,231)	(191,944,355)	(4,070,681)	(125,744,016)
Net increase (decrease) in share activity	(1,515,056)	$(48,487,557)	(324,520)	$5,213,555

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

20                         Invesco Small Cap Growth Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/12	$27.71	$0.01	(d)	$5.01	$5.02	$—	$(2.73)	$(2.73)	$30.00	18.35%	$766,787	1.23	%(e)	1.23	%(e)	0.04	%(d)(e)	24%
Year ended 12/31/11	28.59	(0.19)		(0.17)	(0.36)	—	(0.52)	(0.52)	27.71	(1.27)	829,696	1.27		1.27		(0.65)		38
Year ended 12/31/10	22.64	(0.15)		6.10	5.95	—	—	—	28.59	26.28	933,268	1.25		1.25		(0.62)		38
Year ended 12/31/09	16.83	(0.05)		5.86	5.81	—	—	—	22.64	34.52	777,780	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.00	(0.13)		(11.16)	(11.29)	—	(0.88)	(0.88)	16.83	(38.77)	630,729	1.28		1.28		(0.56)		29
Class B
Year ended 12/31/12	23.58	(0.18	)(d)	4.23	4.05	—	(2.73)	(2.73)	24.90	17.44	5,717	1.98	(e)	1.98	(e)	(0.71	)(d)(e)	24
Year ended 12/31/11	24.59	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.58	(2.01)	7,572	2.02		2.02		(1.40)		38
Year ended 12/31/10	19.62	(0.28)		5.25	4.97	—	—	—	24.59	25.33	12,195	2.00		2.00		(1.37)		38
Year ended 12/31/09	14.70	(0.16)		5.08	4.92	—	—	—	19.62	33.47	21,853	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.71	(0.28)		(9.85)	(10.13)	—	(0.88)	(0.88)	14.70	(39.22)	25,347	2.03		2.03		(1.31)		29
Class C
Year ended 12/31/12	23.55	(0.18	)(d)	4.23	4.05	—	(2.73)	(2.73)	24.87	17.46	17,657	1.98	(e)	1.98	(e)	(0.71	)(d)(e)	24
Year ended 12/31/11	24.56	(0.36)		(0.13)	(0.49)	—	(0.52)	(0.52)	23.55	(2.01)	17,851	2.02		2.02		(1.40)		38
Year ended 12/31/10	19.59	(0.28)		5.25	4.97	—	—	—	24.56	25.37	21,201	2.00		2.00		(1.37)		38
Year ended 12/31/09	14.69	(0.16)		5.06	4.90	—	—	—	19.59	33.36	18,541	2.06		2.06		(1.00)		36
Year ended 12/31/08	25.69	(0.28)		(9.84)	(10.12)	—	(0.88)	(0.88)	14.69	(39.21)	14,889	2.03		2.03		(1.31)		29
Class R
Year ended 12/31/12	26.89	(0.06	)(d)	4.85	4.79	—	(2.73)	(2.73)	28.95	18.05	87,606	1.48	(e)	1.48	(e)	(0.21	)(d)(e)	24
Year ended 12/31/11	27.83	(0.26)		(0.16)	(0.42)	—	(0.52)	(0.52)	26.89	(1.52)	70,749	1.52		1.52		(0.90)		38
Year ended 12/31/10	22.09	(0.20)		5.94	5.74	—	—	—	27.83	25.98	67,464	1.50		1.50		(0.87)		38
Year ended 12/31/09	16.47	(0.09)		5.71	5.62	—	—	—	22.09	34.12	43,786	1.56		1.56		(0.50)		36
Year ended 12/31/08	28.48	(0.19)		(10.94)	(11.13)	—	(0.88)	(0.88)	16.47	(38.91)	27,218	1.53		1.53		(0.81)		29
Class Y
Year ended 12/31/12	27.93	0.09	(d)	5.05	5.14	(0.01)	(2.73)	(2.74)	30.33	18.64	34,616	0.98	(e)	0.98	(e)	0.29	(d)(e)	24
Year ended 12/31/11	28.73	(0.12)		(0.16)	(0.28)	—	(0.52)	(0.52)	27.93	(0.99)	8,108	1.02		1.02		(0.40)		38
Year ended 12/31/10	22.70	(0.09)		6.12	6.03	—	—	—	28.73	26.56	6,245	1.00		1.00		(0.37)		38
Year ended 12/31/09	16.84	–		5.86	5.86	—	—	—	22.70	34.80	4,744	1.06		1.06		—		36
Year ended 12/31/08(f)	21.87	(0.02)		(4.13)	(4.15)	—	(0.88)	(0.88)	16.84	(18.76)	2,136	1.10	(g)	1.11	(g)	(0.38	)(g)	29
Investor Class
Year ended 12/31/12	28.49	0.01	(d)	5.15	5.16	—	(2.73)	(2.73)	30.92	18.34	209,842	1.23	(e)	1.23	(e)	0.04	(d)(e)	24
Year ended 12/31/11	29.37	(0.20)		(0.16)	(0.36)	—	(0.52)	(0.52)	28.49	(1.24)	209,381	1.27		1.27		(0.65)		38
Year ended 12/31/10	23.26	(0.15)		6.26	6.11	—	—	—	29.37	26.27	230,909	1.25		1.25		(0.62)		38
Year ended 12/31/09	17.30	(0.05)		6.01	5.96	—	—	—	23.26	34.45	175,672	1.31		1.31		(0.25)		36
Year ended 12/31/08	29.76	(0.14)		(11.44)	(11.58)	—	(0.88)	(0.88)	17.30	(38.75)	149,594	1.28		1.28		(0.56)		29
Class R5
Year ended 12/31/12	29.27	0.14	(d)	5.29	5.43	(0.05)	(2.73)	(2.78)	31.92	18.77	621,522	0.83	(e)	0.83	(e)	0.44	(d)(e)	24
Year ended 12/31/11	30.03	(0.06)		(0.18)	(0.24)	—	(0.52)	(0.52)	29.27	(0.81)	501,895	0.83		0.83		(0.21)		38
Year ended 12/31/10	23.68	(0.05)		6.40	6.35	—	—	—	30.03	26.82	427,893	0.82		0.82		(0.19)		38
Year ended 12/31/09	17.52	0.04		6.12	6.16	—	—	—	23.68	35.16	241,589	0.85		0.85		0.21		36
Year ended 12/31/08	30.01	(0.03)		(11.58)	(11.61)	—	(0.88)	(0.88)	17.52	(38.53)	133,585	0.86		0.86		(0.14)		29
Class R6
Year ended 12/31/12(f)	34.10	0.05	(d)	0.56	0.61	(0.06)	(2.73)	(2.79)	31.92	1.97	9	0.75	(e)(g)	0.75	(e)(g)	0.52	(d)(e)(g)	24

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.12) and (0.39)%, $(0.29) and (1.14)%, $(0.29) and (1.14)%, $(0.19) and (0.64)%, $(0.04) and (0.14)%, $(0.12) and (0.39)%, $0.01 and 0.01% and $0.01 and 0.09% for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $829,211, $6,802, $18,349, $86,747, $12,555, $221,043, $581,154 and $10 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y shares and Class R6 shares, respectively.
(g)	Annualized.

21                         Invesco Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Growth Fund (one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

22                         Invesco Small Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,085.90	$6.50	$1,018.90	$6.29	1.24%
B	1,000.00	1,081.30	10.41	1,015.13	10.08	1.99
C	1,000.00	1,081.40	10.41	1,015.13	10.08	1.99
R	1,000.00	1,084.50	7.81	1,017.65	7.56	1.49
Y	1,000.00	1,087.10	5.19	1,020.16	5.03	0.99
Investor	1,000.00	1,085.80	6.50	1,018.90	6.29	1.24
R5	1,000.00	1,087.70	4.46	1,020.86	4.32	0.85
R6	1,000.00	1,019.70	2.05	1,021.37	3.81	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012, through December 31, 2012 (as of close of business September 24, 2012, through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012, through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

23                         Invesco Small Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$125,947,996
Qualified Dividend Income*	81%
Corporate Dividends Received Deduction*	81%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Small Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Small Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 SCG-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Leaders Fund Effective September 24, 2012, Invesco Van Kampen Leaders Fund was renamed Invesco Leaders Fund.
Nasdaq: A: VLFAX ▪ B: VLFBX ▪ C: VLFCX ▪ Y: VLFIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Leaders Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Leaders Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Leaders Fund, at net asset value (NAV), produced double-digit returns. The Fund consists of three underlying Invesco funds, which delivered mixed results against their respective benchmarks.

Invesco Comstock Fund, at NAV, outperformed its style-specific index, the Russell 1000 Value Index.

Invesco Equity and Income Fund, at NAV, outperformed its style-specific index, the Barclays U.S. Government/Credit Index.

And Invesco International Growth Fund, at NAV, underperformed its style-specific index, the MSCI EAFE Growth Index.

All three underlying funds made positive absolute contributions to Fund performance. Strength in global equity markets helped propel Fund performance in 2012, as it bounced back from a challenging 2011.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.40%
Class B Shares	14.55
Class C Shares	14.48
Class Y Shares	15.69
S&P 500 Index‚ (Broad Market Index)	16.00
MSCI EAFE Growth Index■ (Style-Specific Index)*	16.86
Barclays U.S. Government/Credit Index♦ (Style-Specific Index)	4.82
Russell 1000 Value Index▲ (Style-Specific Index)	17.51
MSCI EAFE Index■ (Former Style-Specific Index)*	17.32

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Invesco, MSCI via FactSet Research Systems Inc.; ♦ Lipper Inc.; ▲Invesco, Russell via FactSet Research Systems Inc.

*	During the reporting period, the Fund has elected to use the MSCI EAFE Growth Index as one of its style-specific indexes, rather than the MSCI EAFE Index, because one of the Fund’s underlying holdings changed its index from the MSCI EAFE Index to the MSCI EAFE Growth Index, and the Fund wanted to remain consistent with that underlying holding.

How we invest

The Fund’s principal investment objective is capital appreciation, and its secondary investment objective is income.

The Fund seeks to achieve its investment objectives by investing primarily in three Invesco funds (“the underlying funds”) on a fixed percentage allocation basis. The underlying funds invest in US and foreign equities, fixed income securities and money market securities. One of the underlying funds, Invesco Equity and Income Fund, also invests in derivatives – specifically, US Treasury futures – to manage its duration.

The Fund makes equal allocations of its assets into three underlying funds: Invesco Comstock Fund, Invesco Equity and Income Fund and Invesco International Growth Fund. The investment results of the underlying funds will vary. As a result, the percentage allocations to the underlying funds are monitored daily. The Fund’s allocations to the underlying funds are rebalanced whenever the actual allocations exceed plus or minus 5% of the pre-determined fixed percentage allocation basis.

Market conditions and your Fund

The year began with equities and commodities advancing, driven by improving economic data and continued stimulus from monetary authorities around the globe. Most bond markets fell during the first quarter on signs of improving economic conditions, reduced economic strains in Europe and declining expectations for further US Treasury bond purchase programs.

    Over April and May, gains in equities and commodities from earlier in the year were eroded by renewed fears arising from the ongoing European crisis coupled with weakening economic data in key markets. Government bonds once again fulfilled their role as safe haven assets as yields contracted in response to the weakness in riskier assets.

    In the third quarter, equity, fixed income and commodity markets all posted impressive results. Riskier assets, especially commodities, were able to rally from depressed levels on expectations for additional monetary easing and hope that Europe would be able to finally make headway on its lingering economic issues. Bond yields spiked twice during the third quarter but managed to settle down to similar or slightly lower levels than where they stood at the start of the quarter, as markets seesawed between concerns over inflation and continuing weakness in Europe.

Portfolio Composition
By asset allocation

Domestic Blend	33.4%
Primarily Domestic Equity	33.3
Primarily Foreign Equity	33.3
Money Market Funds	0.4
Assets Less Liabilities	-0.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Total Net Assets	$168.0 million

4                Invesco Leaders Fund

    In the fourth quarter, a rise in equities was offset by declines in bonds and commodities. Investors had a host of political issues to navigate, including elections in the US, China and Japan; “fiscal cliff” negotiations in the US; and continuing concerns over European and Chinese economic growth. Commodity markets were weighed down by concerns over falling demand and improved crop yields. Bond yields ultimately made their way higher as the market experienced both rallies and sell offs that were fairly range bound.

    Thank you for your continued commitment to Invesco Leaders Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco Leaders Fund. He joined Invesco in
2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco Leaders Fund. He joined Invesco in
1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco Leaders Fund. He joined Invesco in
1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco Leaders Fund. He joined Invesco in
2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco Leaders Fund. He joined Invesco in
1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5                Invesco Leaders Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 2/27/06; index data from 2/28/06

Past performance cannot guarantee comparable future results.

During the reporting period, the Fund has elected to use the MSCI EAFE Growth Index as one of its style-specific indexes, rather than the MSCI EAFE Index, because one of the Fund’s underlying holdings changed its index from the MSCI EAFE Index to the MSCI EAFE Growth Index, and the Fund wanted to remain consistent with that underlying holding. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■

Style-specific investing risk. A value style of investing (used by Invesco Comstock Fund and Invesco Equity and Income Fund) emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall market.

A growth style of investing (used by Invesco International Growth Fund) emphasizes companies with growth characteristics. The market values of growth securities may be more volatile than those of other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private continued on page 7

6                Invesco Leaders Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (2/27/06)	1.72%
5 Years	-1.06
1 Year	9.04

Class B Shares
Inception (2/27/06)	1.80%
5 Years	-1.03
1 Year	9.55

Class C Shares
Inception (2/27/06)	1.81%
5 Years	-0.66
1 Year	13.48

Class Y Shares
Inception (2/27/06)	2.82%
5 Years	0.33
1 Year	15.69

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Leaders Fund, advised by Van Kampen Asset Management, were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Leaders Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Leaders Fund (renamed Invesco Leaders Fund). Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, and Class Y shares was 1.26%, 2.01%, 2.01% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 6

assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East.
■

The Barclays U.S. Government/ Credit Index includes treasuries and agencies that represent the government portion of the index, and includes publically issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7                Invesco Leaders Fund

Invesco Leaders Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Non-diversified fund risk. A non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares.

■

Market risk. Market risk is the possibility that the market values of securities owned by the underlying fund will decline. Investment in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security.

■

Small and medium-sized companies risk. During an overall stock market decline, stock prices of small or medium-sized companies (in which the underlying funds may invest) often fluctuate more than stock prices of larger companies.

■

Income risk. The ability of the underlying funds’ equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on the underlying funds’ debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term.

■

Call risk. If interest rates fall, it is possible that issuers of callable securities held by the underlying funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the underlying funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Because an underlying fund generally invests only in investment grade-quality debt securities, it is subject to a lower level of credit risk than a fund investing in lower-quality securities. Securities rated BBB by Standard & Poor’s (S&P) or Baa by Moody’s Investor Service, Inc. (Moody’s) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities.

■

Foreign securities risk. An underlying fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to an underlying fund’s holdings. Real estate companies, including real estate investment trusts (REITs) or similar structures, tend to be small and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, an underlying fund may own real estate directly, which involves the following additional risks: environmental liabilities, difficulty in valuing and selling the real estate, and economic or regulatory changes.

■

Geographic concentration risk. Because an underlying fund has a significant level of investment in issuers in the developed countries of Western Europe and Japan, an underlying fund’s performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.

■	Management risk. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results.
■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. An underlying fund may lose more than the cash amount invested on investments in derivatives.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VLFAX
Class B Shares	VLFBX
Class C Shares	VLFCX
Class Y Shares	VLFIX

8                Invesco Leaders Fund

Schedule of Investments

December 31, 2012

Schedule of Investments in Affiliated Issuers–100.46%(a)

	% of Net Assets 12/31/12	Value 12/31/11	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Dividend Income	Shares 12/31/12	Value 12/31/12
Domestic Equity Funds–66.71%
Invesco Comstock Fund	33.39%	$57,264,919	$1,432,747	$(11,710,689)	$9,867,527	$(771,571)	$1,112,034	3,150,727	$56,082,933
Invesco Equity and Income Fund	33.32%	57,322,550	3,315,294	(10,398,949)	5,712,051	5,674	1,428,267	6,088,860	55,956,620
Total Domestic Equity Funds		114,587,469	4,748,041	(22,109,638)	15,579,578	(765,897)	2,540,301		112,039,553

Foreign Equity Funds–33.35%
Invesco International Growth Fund	33.35%	57,569,413	2,488,414	(11,651,500)	9,032,416	(1,418,102)	752,163	1,918,515	56,020,641

Money Market Funds–0.40%
Liquid Assets Portfolio–Institutional Class	0.20%	205,921	12,356,997	(12,224,921)	—	—	320	337,997	337,997
Premier Portfolio–Institutional Class	0.20%	205,921	12,356,997	(12,224,921)	—	—	244	337,997	337,997
Total Money Market Funds		411,842	24,713,994	(24,449,842)	—	—	564		675,994
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $140,572,123)	100.46%	$172,568,724	$31,950,449	$(58,210,980)	$24,611,994	$(2,183,999)	$3,293,028		$168,736,188
OTHER ASSETS LESS LIABILITIES	(0.46)%								(770,543)
NET ASSETS	100.00%								$167,965,645

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. Effective September 24, 2012, the Fund began investing in Class R6 shares. The Fund invests in Class R6 of the mutual funds listed.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Leaders Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in affiliated underlying funds, at value (Cost $140,572,123)	$168,736,188
Receivable for:
Fund shares sold	91,695
Dividends from affiliated underlying funds	33
Investment for trustee deferred compensation and retirement plans	12,807
Other assets	8,145
Total assets	168,848,868

Liabilities:
Payable for:
Fund shares reacquired	555,747
Accrued fees to affiliates	241,130
Accrued other operating expenses	63,410
Trustee deferred compensation and retirement plans	22,936
Total liabilities	883,223
Net assets applicable to shares outstanding	$167,965,645

Net assets consist of:
Shares of beneficial interest	$216,290,019
Undistributed net investment income	700,702
Undistributed net realized gain (loss)	(77,189,141)
Unrealized appreciation	28,164,065
$167,965,645

Net Assets:
Class A	$115,766,012
Class B	$36,818,618
Class C	$15,064,837
Class Y	$316,178

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	11,613,935
Class B	3,696,774
Class C	1,530,975
Class Y	31,723
Class A:
Net asset value per share	$9.97
Maximum offering price per share
(Net asset value of $9.97 ÷ 94.50%)	$10.55
Class B:
Net asset value and offering price per share	$9.96
Class C:
Net asset value and offering price per share	$9.84
Class Y:
Net asset value and offering price per share	$9.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Leaders Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends from affiliated underlying funds	$3,293,028
Other Income	341
Total investment income	3,293,369

Expenses:
Administrative services fees	50,000
Custodian fees	11,544
Distribution fees:
Class A	294,238
Class B	386,463
Class C	158,051
Transfer agent fees	586,535
Trustees’ and officers’ fees and benefits	27,935
Other	151,605
Total expenses	1,666,371
Less: Expenses reimbursed and expense offset arrangement(s)	(191,298)
Net expenses	1,475,073
Net investment income	1,818,296

Realized and unrealized gain (loss) from:
Net realized gain (loss) from affiliated underlying fund shares	(2,183,999)
Change in net unrealized appreciation of affiliated underlying fund shares	24,611,994
Net realized and unrealized gain from affiliated underlying funds	22,427,995
Net increase in net assets resulting from operations	$24,246,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Leaders Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,818,296	$3,031,739
Net realized gain (loss)	(2,183,999)	(5,325,719)
Change in net unrealized appreciation (depreciation)	24,611,994	(4,126,670)
Net increase (decrease) in net assets resulting from operations	24,246,291	(6,420,650)

Distributions to shareholders from net investment income:
Class A	(1,497,574)	(2,315,321)
Class B	(201,754)	(491,927)
Class C	(81,965)	(339,573)
Class Y	(4,302)	(5,692)
Total distributions from net investment income	(1,785,595)	(3,152,513)

Share transactions-net:
Class A	(15,704,786)	(15,125,563)
Class B	(8,171,566)	(9,357,780)
Class C	(2,768,838)	(3,404,942)
Class Y	53,277	45,989
Net increase (decrease) in net assets resulting from share transactions	(26,591,913)	(27,842,296)
Net increase (decrease) in net assets	(4,131,217)	(37,415,459)

Net assets:
Beginning of year	172,096,862	209,512,321
End of year (includes undistributed net investment income of $700,702 and $668,001, respectively)	$167,965,645	$172,096,862

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Leaders Fund, formerly Invesco Van Kampen Leaders Fund (the “Fund”), is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s principal investment objective is capital appreciation. The Fund’s secondary investment objective is income.

The Fund primarily invests in affiliated mutual funds (“underlying funds”) advised by Invesco Advisers, Inc. (the “Adviser” or “Invesco”). The Adviser may change the Fund’s asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements and are available upon request.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities, are valued in accordance with the valuation policy of such fund. The policies of the underlying funds affiliated with the Fund as a result of having the same investment adviser are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular

12                         Invesco Leaders Fund

day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from ordinary income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. The following policies are followed by the underlying funds: Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

13                         Invesco Leaders Fund

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to Invesco as a shareholder of the underlying funds.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund or underlying funds based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.50%, 1.25%, 1.25% and 0.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not fees and expenses incurred by the Fund directly but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, total annual fund operating expenses may exceed the expense limits above. You incur these expenses indirectly through the valuation of the Fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total return of the Fund. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser reimbursed Fund expenses of $190,757.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $50,996 in front-end sales commissions from the sale of Class A shares and $49, $63,843 and $1,037 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

The underlying Invesco Funds pay no distribution fees for Class R5 and Class R6 shares and the Fund pays no sales loads or other similar compensation to IDI for acquiring the underlying fund shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

14                         Invesco Leaders Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$168,736,188	$—	$—	$168,736,188

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $541.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,785,595	$3,152,513

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$722,112
Net unrealized appreciation — investments	24,653,716
Temporary book/tax differences	(21,410)
Post-October deferrals	(98,484)
Capital loss carryforward	(73,580,308)
Shares of beneficial interest	216,290,019
Total net assets	$167,965,645

15                         Invesco Leaders Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$9,220,402	$—	$9,220,402
December 31, 2017	19,944,094	—	19,944,094
December 31, 2018	38,069,815	—	38,069,815
Not subject to expiration	—	6,345,997	6,345,997
	$67,234,311	$6,345,997	$73,580,308

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $7,236,455 and $33,761,138, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$24,653,716
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$24,653,716

Cost of investments for tax purposes is $144,082,472.

16                         Invesco Leaders Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	1,146,736	$10,838,057	1,579,994	$14,495,852
Class B	15,709	144,257	18,918	175,690
Class C	73,719	691,057	94,582	868,874
Class Y	8,355	79,208	20,027	191,289

Issued as reinvestment of dividends:
Class A	152,149	1,449,270	256,527	2,275,401
Class B	20,779	197,259	54,413	480,906
Class C	7,961	74,671	36,012	317,087
Class Y	402	3,836	547	4,875

Automatic conversion of Class B shares to Class A shares:
Class A	88,689	845,958	131,720	1,243,814
Class B	(85,610)	(845,958)	(132,179)	(1,243,814)

Reacquired:
Class A	(3,049,711)	(28,838,071)	(3,604,417)	(33,140,630)
Class B	(816,909)	(7,667,124)	(963,368)	(8,770,562)
Class C	(376,765)	(3,534,566)	(505,621)	(4,590,903)
Class Y	(3,089)	(29,767)	(16,126)	(150,175)
Net increase (decrease) in share activity	(2,817,585)	$(26,591,913)	(3,028,971)	$(27,842,296)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17                         Invesco Leaders Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(b)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(b)		Ratio of net investment income to average net assets(b)		Portfolio turnover(c)
Class A
Year ended 12/31/12	$8.75	$0.12	$1.22	$1.34	$(0.12)	$—	$(0.12)	$9.97	15.40	%(d)	$115,766	0.62	%(e)	0.73	%(e)	1.29	%(e)	4%
Year ended 12/31/11	9.23	0.17	(0.48)	(0.31)	(0.17)	—	(0.17)	8.75	(3.39	)(d)	116,194	0.50		0.68		1.81		7
Nine months ended 12/31/10	8.76	0.09	0.49	0.58	(0.11)	—	(0.11)	9.23	6.70	(d)	137,607	0.50	(f)	0.70	(f)	1.37	(f)	4
Year ended 03/31/10	5.90	0.11	2.89	3.00	(0.14)	—	(0.14)	8.76	51.13	(g)	149,281	0.50		0.76		1.38		9
Year ended 12/31/09	10.49	0.19	(4.25)	(4.06)	(0.16)	(0.37)	(0.53)	5.90	(39.27	)(g)	109,881	0.50		0.73		2.21		21
Year ended 12/31/08	11.26	0.16	(0.68)	(0.52)	(0.15)	(0.10)	(0.25)	10.49	(4.77	)(g)	201,430	0.50		0.57		1.42		3
Class B
Year ended 12/31/12	8.74	0.05	1.22	1.27	(0.05)	—	(0.05)	9.96	14.55	(d)	36,819	1.37	(e)	1.48	(e)	0.54	(e)	4
Year ended 12/31/11	9.22	0.10	(0.48)	(0.38)	(0.10)	—	(0.10)	8.74	(4.12	)(d)	39,899	1.25		1.43		1.06		7
Nine months ended 12/31/10	8.76	0.04	0.48	0.52	(0.06)	—	(0.06)	9.22	5.99	(d)	51,495	1.25	(f)	1.45	(f)	0.64	(f)	4
Year ended 03/31/10	5.90	0.05	2.89	2.94	(0.08)	—	(0.08)	8.76	50.02	(g)	52,751	1.25		1.51		0.64		9
Year ended 12/31/09	10.48	0.12	(4.23)	(4.11)	(0.10)	(0.37)	(0.47)	5.90	(39.65	)(g)	36,265	1.25		1.49		1.49		21
Year ended 12/31/08	11.25	0.08	(0.69)	(0.61)	(0.06)	(0.10)	(0.16)	10.48	(5.49	)(g)	62,594	1.25		1.32		0.66		3
Class C
Year ended 12/31/12	8.64	0.05	1.20	1.25	(0.05)	—	(0.05)	9.84	14.48	(d)	15,065	1.37	(e)	1.48	(e)	0.54	(e)	4
Year ended 12/31/11	9.18	0.10	(0.47)	(0.37)	(0.17)	—	(0.17)	8.64	(4.03	)(d)	15,776	1.25		1.43		1.06		7
Nine months ended 12/31/10	8.75	0.04	0.49	0.53	(0.10)	—	(0.10)	9.18	6.12	(d)	20,211	1.16	(f)	1.36	(f)	0.70	(f)	4
Year ended 03/31/10	5.90	0.05	2.88	2.93	(0.08)	—	(0.08)	8.75	49.88	(g)	23,173	1.25		1.51		0.61		9
Year ended 12/31/09	10.48	0.12	(4.23)	(4.11)	(0.10)	(0.37)	(0.47)	5.90	(39.65	)(g)	19,113	1.25		1.47		1.37		21
Year ended 12/31/08	11.25	0.07	(0.68)	(0.61)	(0.06)	(0.10)	(0.16)	10.48	(5.49	)(g)	43,984	1.25		1.32		0.65		3
Class Y(h)
Year ended 12/31/12	8.75	0.15	1.22	1.37	(0.15)	—	(0.15)	9.97	15.69	(d)	316	0.37	(e)	0.48	(e)	1.54	(e)	4
Year ended 12/31/11	9.23	0.19	(0.48)	(0.29)	(0.19)	—	(0.19)	8.75	(3.15	)(d)	228	0.25		0.43		2.06		7
Nine months ended 12/31/10	8.77	0.11	0.47	0.58	(0.12)	—	(0.12)	9.23	6.78	(d)	199	0.25	(f)	0.45	(f)	1.76	(f)	4
Year ended 03/31/10	5.90	0.13	2.90	3.03	(0.16)	—	(0.16)	8.77	51.68	(g)	201	0.25		0.51		1.68		9
Year ended 12/31/09	10.49	0.21	(4.25)	(4.04)	(0.18)	(0.37)	(0.55)	5.90	(39.12	)(g)	161	0.25		0.47		2.45		21
Year ended 12/31/08	11.27	0.19	(0.69)	(0.50)	(0.18)	(0.10)	(0.28)	10.49	(4.62	)(g)	335	0.25		0.32		1.66		3

(a)	Calculated using average shares outstanding.
(b)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.58%, 0.58%, 0.63%, 0.75%, 0.76% and 0.69% for the years ended December 31, 2012 and 2011, the nine months ended December 31, 2010 and the years ended March 31, 2010, 2009 and 2008, respectively.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $117,695, $38,646, $15,805 and $277 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC) for Class A shares. On Class A share purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. Does not include payment of the maximum CDSC of 5% for Class B shares, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year and does not include the maximum CDSC of 1% for Class C shares. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% for Class A and up to 1% for Class B and Class C, respectively, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	On June 1, 2010, the Class I shares of Van Kampen Leaders Fund were reorganized into Class Y shares of the Fund.

NOTE 11—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities (the “Reorganization”) to Invesco Growth Allocation Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2013. Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

18                         Invesco Leaders Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Leaders Fund, (formerly known as Invesco Van Kampen Leaders Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 1, 2010 to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended March 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated May 18, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

19                         Invesco Leaders Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,083.50	$3.88	$1,021.42	$3.76	0.74%
B	1,000.00	1,079.50	7.79	1,017.65	7.56	1.49
C	1,000.00	1,079.30	7.79	1,017.65	7.56	1.49
Y	1,000.00	1,084.80	2.57	1,022.67	2.49	0.49

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

20                         Invesco Leaders Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	95.76%
Corporate Dividends Received Deduction*	57.50%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Leaders Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Leaders Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Leaders Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Leaders Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Leaders Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 VK-LEA-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco U.S. Mortgage Fund
Effective September 24, 2012, Invesco Van Kampen U.S. Mortgage Fund was renamed Invesco U.S. Mortgage Fund.
Nasdaq: A: VKMGX ■ B: VUSBX ■ C: VUSCX ■ Y: VUSIX ■ R5: VUSJX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco U.S. Mortgage Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.comwith any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L.Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser.
IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco U.S. Mortgage Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco U.S. Mortgage Fund, at net asset value (NAV), outperformed its style-specific index, the Barclays U.S. Mortgage Backed Securities Index. Sector allocation and security selection decisions were each major contributors to the Fund’s outperformance at NAV versus its style-specific benchmark for the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.54%
Class B Shares	3.75
Class C Shares	3.75
Class Y Shares	4.87
Class R5 Shares*	4.80
BofA Merrill Lynch 1-10 Year Treasury Index‚ (Broad Market Index)	1.87
Barclays U.S. Mortgage Backed Securities Index‚ (Style-Specific Index)	2.59

Source(s): ‚Lipper Inc.

*Effective September	24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

The Fund seeks high current income with liquidity and safety of principal. It does this by investing primarily in mortgage-backed securities (MBS) of any maturity or type guaranteed by, or secured by, collateral that is guaranteed by the US government, its agencies, instrumentalities or sponsored corporations (a “federal agency”), and in mortgage-backed securities privately issued in the United States. Fund shares are neither insured nor guaranteed by the US government. The Fund invests from time to time in derivative instruments such as exchange traded interest rate futures contracts. It can also engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. These strategies are implemented within the risk profile of the guidelines set forth in the Fund’s prospectus.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

    Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic analysis as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Sell decisions are based on:

■	A conscious decision to alter the Fund’s macroeconomic risk exposure (for example, duration, yield curve positioning and sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund

During 2012, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, continued low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment growth while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve (the Fed), along with other major central banks around the world, continued its accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low.

    Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties concerning slowing global economies, the US presidential election, the pending “fiscal cliff” and geopolitical risks were reflected in market prices. Nonetheless, Treasury yields remained very low and little changed across the maturity spectrum from the start of the year to its end.

    Low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, pushed demand toward segments of the bond market that provided relative value and higher yields than comparable maturity

Portfolio Composition
By security type, based on total investments
US Government Sponsored
Mortgage-Backed Securities	81.3%
Asset-Backed Securities	16.8
US Treasury Securities	0.7
Money Market Funds
Plus Other Assets Less Liabilities	1.2

Top 10 Fixed Income Issuers*
1. Federal National Mortgage Association	64.0%
2. Federal Home Loan Mortgage Corp.	30.5
3. Ginnie Mae REMICs	7.2
4. Freddie Mac REMICs	6.9
5. Fannie Mae REMICs	5.7
6. Government National Mortgage Association	3.4
7. Citigroup Mortgage Loan Trust, Inc.	2.2
8. La Hipotecaria Panamanian Mortgage Trust	2.2
9. Golden Credit Card Trust	1.8
10. First Horizon Mortgage Pass Through Trust	1.6

Total Net Assets	$553.0 million

Total Number of Holdings*	992

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco U.S. Mortgage Fund

Treasuries in return for the additional risks they carry. In lieu of significant rate declines, US bond market returns for 2012 were supported by demand for riskier assets such as corporate bonds and MBS.

    In this market environment, the Fund generated positive returns and, at NAV, outperformed its style-specific index, the Barclays U.S. Mortgage Backed Securities Index, for the year. Our sector allocation decisions that incorporated off-benchmark, high quality, short average life collateralized mortgage obligations (CMO) benefited relative return versus the style-specific index, and contributed to a higher-than-index average portfolio yield-to-maturity for the reporting period. We maintained the Fund’s allocation to non-agency residential MBS at 10% to 15% of the portfolio’s market value; this also contributed to relative performance due to a highly supportive supply/demand dynamic and fundamental improvements in the underlying mortgage loans that attracted investors. A sustained allocation to lower duration, high quality commercial mortgage-backed securities (CMBS), which also averaged between 10% to 15% of the portfolio’s market value throughout the year, was another significant contributor to relative results for the same reasons. The Fund’s security selection decisions across the maturity, coupon, vintage and issuer strata of the residential MBS market were also advantageous for relative returns. Among agency MBS, an emphasis on 30-year, fixed rate, lower coupon securities contributed to returns as they benefited from favorable prepayment trends, as well as a very positive market environment in which demand exceeded supply, especially following the Fed’s announcement of an open-ended bond purchasing program for lower coupon agency MBS in September.

    The Fund also benefited from incremental income earned by engaging in mortgage dollar roll activity, which involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the reporting period, we maintained the portfolio’s duration and yield curve positioning close to that of the style-specific benchmark, on average, but the timing of changes and degree of variance from the benchmark were mild detractors from relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    We thank you for your investment in Invesco U.S. Mortgage Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Mortgage Fund. He joined
Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Jason Marshall Portfolio manager, is manager of Invesco U.S. Mortgage Fund. He joined Invesco in 2007. Mr. Marshall earned a BS in finance from Indiana University of Pennsylvania and an MBA from Duquesne University.

Brian Norris Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Mortgage Fund. He joined
Invesco in 2001. Mr. Norris earned a BBA from the University of Louisville.

5                Invesco U.S. Mortgage Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco U.S. Mortgage Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (5/31/84)	6.91%
10 Years	3.35
5 Years	3.10
1 Year	0.07

Class B Shares
Inception (8/24/92)	4.72%
10 Years	3.16
5 Years	2.87
1 Year	-1.25

Class C Shares
Inception (8/13/93)	4.03%
10 Years	3.01
5 Years	3.22
1 Year	2.75

Class Y Shares
Inception (9/25/06)	4.63%
5 Years	4.33
1 Year	4.87

Class R5 Shares
10 Years	3.87%
5 Years	4.14
1 Year	4.80

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen U.S. Mortgage Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen U.S. Mortgage Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen U.S. Mortgage Fund (renamed Invesco U.S. Mortgage Fund). Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.90%, 1.66%, 1.66%, 0.66% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund’s net income will be less than if the Fund did not use. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The BofA Merrill Lynch 1-10 Year Treasury Index tracks the performance of US Treasury securities with maturities of one to 9.99 years.
■	The Barclays U.S. Mortgage Backed Securities Index represents mortgage- backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7                Invesco U.S. Mortgage Fund

Invesco U.S. Mortgage Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement plans and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The yields and market prices of US government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets. US government securities, while backed by the US government, are not guaranteed against declines in their market prices.

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk,

which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■

Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the US government, its agencies or instrumentalities.

■

Income risk. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

■	Prepayment risk. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■

Extension risk. The prices of debt securities tend to fall as interest rates rise. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

■

Derivative instruments risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Borrowing risks. The Fund may borrow money for investment purposes, which is known as leverage. The Fund may use leverage to seek to enhance income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund’s shares. To the extent that income from investments made with continued on page 7

Fund Nasdaq Symbols
Class A Shares	VKMGX
Class B Shares	VUSBX
Class C Shares	VUSCX
Class Y Shares	VUSIX
Class R5 Shares	VUSJX

8                Invesco U.S. Mortgage Fund

Schedule of Investments

December 31, 2012

	Principal Amount	Value
U.S. Government Sponsored Mortgage-Backed Securities–120.74%
Collateralized Mortgage Obligations–22.83%
Fannie Mae ACES, 0.73%, 08/25/19(a)	$6,753,422	$6,844,850
Fannie Mae Grantor Trust, 7.50%, 01/19/39(a)	666,189	755,548
Fannie Mae Interest STRIPS,
6.50%, 10/01/24, IO	561,659	96,961
8.00%, 05/01/30, IO	1,737,255	338,101
7.50%, 01/01/32, IO	619,971	139,434
Fannie Mae REMICs, 2.00%, 06/25/19	1,823,994	1,861,716
4.50%, 07/25/19	1,040,748	1,057,838
7.00%, 09/25/32	712,822	838,570
0.98%, 06/25/37(a)	8,148,163	8,257,943
6.58%, 06/25/39(a)	2,434,589	2,907,879
0.71%, 03/25/40 to 05/25/41(a)	13,193,372	13,292,915
2.00%, 08/25/13, IO	33,103,292	357,641
4.50%, 11/25/23, IO	19,800,633	1,415,704
3.00%, 10/25/26, IO	7,784,299	762,390
8.00%, 08/18/27 to 09/18/27, IO	2,080,323	466,278
6.00%, 08/25/32 to 05/25/33, IO	500,917	28,192
7.00%, 05/25/33, IO	2,062,955	474,941
Freddie Mac REMICs, 4.00%, 06/15/17	759,230	760,627
4.16%, 07/15/17	13,138	13,135
3.77%, 09/15/17	966,908	971,087
3.84%, 09/15/17	1,511,805	1,522,473
4.50%, 06/15/18	584,256	619,510
3.00%, 10/15/18 to 04/15/26	5,301,523	5,525,747
3.75%, 10/15/18	1,931,335	1,989,129
0.61%, 05/15/37(a)	7,314,377	7,360,312
0.66%, 03/15/39(a)	7,356,350	7,397,832
0.71%, 03/15/40(a)	4,472,587	4,520,450
0.76%, 03/15/41(a)	3,877,701	3,908,521
3.00%, 09/15/25, IO	14,326,778	1,061,600
2.50%, 09/15/27, IO	6,215,305	773,111
2.18%, 04/15/38, IO(a)	25,128,536	1,329,770
4.00%, 12/15/41, IO	5,117,280	651,751
Freddie Mac STRIPS, 8.00%, 06/01/31	2,806,798	568,223
Freddie Mac Structured Pass Through Securities,
6.50%, 02/25/43	3,220,563	3,817,642
1.54%, 07/25/44(a)	3,461,303	3,549,856
Ginnie Mae REMICs,
4.00%, 04/16/33	1,889,920	1,986,254
4.50%, 10/20/33	1,093,111	1,137,705
5.85%, 01/20/39(a)	4,377,099	5,095,445
1.21%, 02/16/39 to 07/20/39(a)	9,737,175	9,981,860
4.51%, 07/20/41(a)	8,848,870	10,041,884
0.59%, 03/20/42(a)	11,675,625	11,778,826
2.00%, 01/16/13, IO	64,692,390	10,629
		126,270,280

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–30.51%
Pass Through Ctfs.,
5.00%, 10/01/18 to 06/01/40	$27,629,566	$30,042,152
6.50%, 07/01/14 to 08/01/33	1,366,262	1,564,549
8.50%, 01/01/17 to 08/01/31	893,781	1,080,770
7.50%, 01/01/20 to 05/01/35	959,771	1,172,763
3.50%, 08/01/26	1,868,762	2,002,534
6.00%, 03/01/29	13,437	14,944
8.00%, 08/01/32	527,707	652,794
5.50%, 12/01/36	1,692,635	1,831,957
4.50%, 05/01/38 to 02/01/42	21,416,006	23,234,473
5.35%, 07/01/38 to 10/17/38	7,119,279	7,830,519
5.80%, 10/01/38 to 01/20/39	6,658,851	7,495,632
5.45%, 11/25/38	6,117,090	6,743,924
3.39%, 03/01/41(a)	1,194,358	1,259,046
3.00%, 01/01/43(b)(c)	7,900,000	8,261,672
Pass Through Ctfs., ARM,
2.93%, 07/01/36 to 05/01/37(a)	6,928,713	7,426,696
3.15%, 02/01/37(a)	537,682	569,749
3.26%, 03/01/37(a)	1,541,891	1,648,438
3.01%, 11/01/37(a)	3,717,895	4,011,732
5.32%, 01/01/38(a)	720,764	762,697
Pass Through Ctfs., TBA
2.50%, 01/01/28(b)(c)	8,000,000	8,351,250
3.50%, 01/01/43(b)(c)	21,500,000	22,868,946
4.00%, 01/01/43(b)(c)	28,000,000	29,898,750
		168,725,987

Federal National Mortgage Association (FNMA)–64.00%
Pass Through Ctfs.,
5.00%, 03/01/22 to 01/01/41	22,190,702	24,173,596
7.00%, 05/01/13 to 07/01/34	709,857	835,082
6.50%, 11/01/13 to 11/01/38	11,179,558	12,787,257
6.00%, 01/01/14 to 05/01/40	13,042,755	14,314,011
8.50%, 08/01/14 to 10/01/32	1,196,618	1,468,620
7.50%, 04/01/15 to 08/01/37	1,489,628	1,812,506
13.00%, 06/01/15	32,047	34,651
4.50%, 05/01/19 to 01/01/40	22,091,897	24,080,989
8.00%, 07/01/20 to 04/01/33	1,315,457	1,625,390
5.50%, 11/01/22 to 04/01/38	33,428,316	36,689,698
4.00%, 06/01/24 to 02/01/42	14,783,356	16,020,546
9.50%, 04/01/30	208,972	252,120
5.45%, 01/01/38	2,027,207	2,278,140
5.63%, 03/01/41	1,231,489	1,406,378
Pass Through Ctfs., ARM
3.25%, 03/01/36(a)	11,339,204	12,210,755
2.82%, 03/01/38(a)	594,000	630,907
2.45%, 02/01/39(a)	8,315,500	8,774,508
Pass Through Ctfs., BAL
3.84%, 04/01/18(c)	3,293,608	3,693,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., TBA
2.50%, 01/01/28(b)(c)	$8,000,000	$8,367,500
3.00%, 01/01/28 to 01/01/43(b)(c)	43,700,000	45,925,563
3.50%, 01/01/43(b)(c)	52,300,000	55,775,089
4.00%, 01/01/43(b)(c)	29,750,000	31,897,578
4.50%, 02/01/43(b)(c)	45,275,000	48,891,694
		353,946,029

Government National Mortgage Association (GNMA)–3.40%
Pass Through Ctfs.,
13.00%, 09/15/13 to 05/15/15	3,510	3,540
9.00%, 11/15/15 to 08/15/24	1,050,439	1,108,396
9.50%, 02/15/16 to 08/15/22	627,948	655,320
8.00%, 05/15/16 to 12/15/21	645,089	676,192
8.50%, 02/20/17	2,419	2,686
7.00%, 08/15/22 to 01/15/29	593,733	703,811
6.50%, 04/15/26 to 11/15/28	326,765	378,565
6.00%, 01/15/28 to 04/20/29	1,188,250	1,336,133
5.50%, 05/15/33 to 10/15/34	2,454,980	2,714,667
5.00%, 11/20/37	5,828,007	6,358,732
Pass Through Ctfs., TBA
3.50%, 01/01/43(b)(c)	4,500,000	4,890,586
		18,828,628
Total U.S. Government Sponsored Mortgage- Backed Securities (Cost $657,865,820)		667,770,924

Asset-Backed Securities–24.90%
American Home Mortgage Investment Trust, Series 2005-1, Class 7A1, Floating Rate Pass Through Ctfs., 2.51%, 06/25/45(a)	2,410,216	2,404,056
ARI Fleet Lease Trust, Series 2012-A, Class A, Floating Rate Pass Through Ctfs., 0.76%, 03/15/20(a)(d)	3,721,947	3,733,288
BAMLL-DB Trust, Series 2012-OSI, Class A2FX, Pass Through Ctfs., 3.35%, 04/13/29(d)	4,997,674	5,296,825
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-1, Class A4, Variable Rate Pass Through Ctfs., 5.08%, 11/10/42(a)	775,000	790,956
BCAP LLC Trust, Series 2012-RR6, Class 4A3, Floating Rate Pass Through Ctfs., 0.46%, 12/26/35(a)(d)	5,379,202	5,072,588
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class AJ, Variable Rate Pass Through Ctfs., 5.17%, 02/11/41(a)	3,050,000	3,145,186
Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.45%, 03/11/39(a)	3,347,000	3,784,244
Bear Stearns Mortgage Funding Trust, Series 2006-AR2, Class 1A1, Floating Rate Pass Through Ctfs., 0.41%, 09/25/46(a)	155,622	90,719

	Principal Amount	Value
CHL Mortgage Pass Through Trust, Series 2004-29, Class 1A1, Floating Rate Pass Through Ctfs., 0.75%, 02/25/35(a)	$950,997	$875,715
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.48%, 08/25/34(a)	1,147,380	1,138,018
Series 2009-12, Class 5A1, Pass Through Ctfs., 5.50%, 07/25/37(d)	6,131,201	6,483,745
Series 2012-6, Class 2A1, Floating Rate Pass Through Ctfs., 2.75%, 08/25/36(a)(d)	4,496,374	4,595,355
Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, Variable Rate Pass Through Ctfs., 6.98%, 01/17/32(a)	2,793,046	2,805,325
Credit Suisse Mortgage Capital Ctfs., Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 12/22/10; Cost $608,874)(d)	591,141	627,556
First Horizon Mortgage Pass Through Trust, Series 2005-4, Class 1A5, Pass Through Ctfs., 5.50%, 06/25/21	8,771,977	8,902,758
Fontainebleau Miami Beach Trust, Series 2012, Class A, Pass Through Ctfs., 2.89%, 05/05/27(d)	5,000,000	5,201,522
Series 2012, Class B, Pass Through Ctfs., 3.88%, 05/05/27(d)	2,000,000	2,096,874
GE Capital Commercial Mortgage Corp., Series 2004-C2, Class A4, Pass Through Ctfs., 4.89%, 03/10/40	800,000	834,094
Golden Credit Card Trust, Series 2012-2A, Class A1, Pass Through Ctfs., 1.77%, 01/15/19(d)	5,000,000	5,149,224
Series 2012-5A, Class A, Pass Through Ctfs., 0.79%, 09/15/17(d)	5,000,000	5,015,818
GS Mortgage Securities Corp. Trust, 2006-GG6, Class A4, Variable Rate Pass Through Ctfs., 5.55%, 04/10/38(a)	1,830,000	2,064,543
Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(d)	6,198,000	6,776,850
JP Morgan Chase Commercial Mortgage Securities Corp. Trust, Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/47	2,200,000	2,526,077
Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/47(a)(d)	5,000,000	5,128,117
JP Morgan Resecuritization Trust, Series 2009-7, Class 5A1, Variable Rate Pass Through Ctfs., 6.00%, 02/27/37 (Acquired 08/23/11; Cost $1,907,536)(a)(d)	1,870,133	1,917,772
La Hipotecaria Panamanian Mortgage Trust (Panama), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 3.00%, 09/08/39 (Acquired 11/05/10-06/25/12; Cost $12,083,585)(a)(d)	11,679,473	12,175,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Mortgage Fund

	Principal Amount	Value
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, Variable Rate Pass Through Ctfs., 5.89%, 06/15/38(a)	$2,945,000	$3,329,381
Luminent Mortgage Trust, Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 0.45%, 04/25/36(a)	125,691	74,031
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A2, Floating Rate Pass Through Ctfs., 1.16%, 04/25/29(a)	414,464	399,932
Series 2005-A, Class A1, Floating Rate Pass Through Ctfs., 0.67%, 03/25/30(a)	2,673,700	2,633,378
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class AJ, Variable Rate Pass Through Ctfs., 5.21%, 11/14/42(a)	2,615,000	2,751,259
RALI Trust, Series 2006-QO2, Class A2, Floating Rate Pass Through Ctfs., 0.48%, 02/25/46(a)	82,203	37,508
RBSSP Resecuritization Trust, Series 2010-1, Class 2A1, Floating Rate Pass Through Ctfs., 2.59%, 07/26/45 (Acquired 01/31/11; Cost $4,170,284)(a)(d)	4,185,982	4,296,538
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, Floating Rate Pass Through Ctfs., 2.87%, 01/25/42(a)	3,799,471	3,907,574
Series 2012-2, Class A1, Variable Rate Pass Through Ctfs., 3.50%, 04/25/42(a)	4,091,401	4,253,983
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, Floating Rate Pass Through Ctfs., 0.51%, 09/25/34(a)	958,068	795,762
Series 2004-6, Class 3A2, Floating Rate Pass Through Ctfs., 2.71%, 06/25/34(a)	6,236,673	6,243,493

	Principal Amount	Value
Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, Floating Rate Pass Through Ctfs., 0.44%, 05/25/45(a)	$2,364,164	$1,709,990
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A3, Pass Through Ctfs., 4.79%, 04/15/42	2,525,475	2,598,006
Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.24%, 10/15/44(a)	1,254,000	1,337,281
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(a)	4,560,875	4,681,645
Total Asset-Backed Securities (Cost $133,230,129)		137,682,836

U.S. Treasury Notes–1.11%
3.25%, 12/31/16(e)	1,000,000	1,107,605
0.75%, 12/31/17	5,000,000	5,009,206
Total U.S. Treasury Notes (Cost $6,013,298)		6,116,811

	Shares
Money Market Funds–1.77%
Liquid Assets Portfolio–Institutional Class(f)	4,902,956	4,902,956
Premier Portfolio–Institutional Class(f)	4,902,956	4,902,956
Total Money Market Funds (Cost $9,805,912)		9,805,912
TOTAL INVESTMENTS–148.52% (Cost $806,915,159)		821,376,483
OTHER ASSETS LESS LIABILITIES–(48.52)%		(268,328,005)
NET ASSETS–100.00%		$553,048,478

Investment Abbreviations:

ACES	– Automatically Converted Extendable Security
ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
IO	– Interest Only
REMIC	– Real Estate Mortgage Investment Conduits
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2012.
(b)	This security is subject to dollar roll transactions. See Note 1H.
(c)	Security purchased on a forward commitment basis.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $73,567,922, which represented 13.30% of the Fund’s Net Assets.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Mortgage Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $797,109,247)	$811,570,571
Investments in affiliated money market funds, at value and cost	9,805,912
Total investments, at value (Cost $806,915,159)	821,376,483
Receivable for:
Investments sold	48,928,126
Variation margin	147,710
Fund shares sold	104,819
Dividends and interest	2,399,046
Principal paydowns	242,864
Investment for trustee deferred compensation and retirement plans	16,216
Other assets	160,161
Total assets	873,375,425

Liabilities:
Payable for:
Investments purchased	318,969,474
Fund shares reacquired	559,446
Amount due custodian	10,936
Dividends	408,093
Accrued fees to affiliates	264,199
Accrued other operating expenses	65,459
Trustee deferred compensation and retirement plans	49,340
Total liabilities	320,326,947
Net assets applicable to shares outstanding	$553,048,478

Net assets consist of:
Shares of beneficial interest	$660,081,227
Undistributed net investment income	309,981
Undistributed net realized gain (loss)	(122,265,170)
Unrealized appreciation	14,922,440
$553,048,478

Net Assets:
Class A	$531,547,190
Class B	$5,729,198
Class C	$12,002,802
Class Y	$3,759,155
Class R5	$10,133

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	40,825,650
Class B	442,289
Class C	928,431
Class Y	287,712
Class R5	776
Class A:
Net asset value per share	$13.02
Maximum offering price per share
(Net asset value of $13.02 ÷ 95.75%)	$13.60
Class B:
Net asset value and offering price per share	$12.95
Class C:
Net asset value and offering price per share	$12.93
Class Y:
Net asset value and offering price per share	$13.07
Class R5:
Net asset value and offering price per share	$13.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Mortgage Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Interest	$16,160,588
Dividends from affiliated money market funds	7,742
Total investment income	16,168,330

Expenses:
Advisory fees	2,692,677
Administrative services fees	161,715
Custodian fees	52,396
Distribution fees:
Class A	1,333,223
Class B	68,638
Class C	107,874
Transfer agent fees — A, B, C and Y	673,375
Transfer agent fees — R5	7
Trustees’ and officers’ fees and benefits	44,995
Other	356,098
Total expenses	5,490,998
Less: Fees waived and expense offset arrangement(s)	(11,945)
Net expenses	5,479,053
Net investment income	10,689,277

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	19,117,838
Futures contracts	(3,580,440)
15,537,398
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,319,588)
Futures contracts	1,506,111
(813,477)
Net realized and unrealized gain	14,723,921
Net increase in net assets resulting from operations	$25,413,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Mortgage Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$10,689,277	$17,955,889
Net realized gain	15,537,398	13,377,276
Change in net unrealized appreciation (depreciation)	(813,477)	(1,277,124)
Net increase in net assets resulting from operations	25,413,198	30,056,041

Distributions to shareholders from net investment income:
Class A	(23,364,120)	(29,287,480)
Class B	(244,453)	(423,201)
Class C	(359,589)	(383,212)
Class Y	(123,984)	(112,876)
Class R5	(454)	(542)
Total distributions from net investment income	(24,092,600)	(30,207,311)

Share transactions-net:
Class A	(34,601,710)	(45,170,010)
Class B	(2,476,459)	(5,407,147)
Class C	2,676,551	(247,409)
Class Y	2,034,214	(639,614)
Net increase (decrease) in net assets resulting from share transactions	(32,367,404)	(51,464,180)
Net increase (decrease) in net assets	(31,046,806)	(51,615,450)

Net assets:
Beginning of year	584,095,284	635,710,734
End of year (includes undistributed net investment income of $309,981 and $2,898,968, respectively)	$553,048,478	$584,095,284

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco U.S. Mortgage Fund, formerly Invesco Van Kampen U.S. Mortgage Fund, (the “Fund”) is a series portfolio of AIM Growth Series (Invesco Growth Series) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of sixteen separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. On September 24, 2012, the front-end sales charge for Class A shares changed from 4.75% to 4.25% and Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

14                         Invesco U.S. Mortgage Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

15                         Invesco U.S. Mortgage Fund

Each Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, each Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
K.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16                         Invesco U.S. Mortgage Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.47%
Next $500 million	0.445%
Next $500 million	0.42%
Next $500 million	0.395%
Next $2.5 billion	0.37%
Next $2.5 billion	0.345%
Next $2.5 billion	0.32%
Next $2.5 billion	0.295%
Over $12.5 billion	0.27%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 0.96%, 1.71%, 1.71%, 0.71% and 0.71%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $9,869.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended December 31, 2012, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $21,234 in front-end sales commissions from the sale of Class A shares and $369, $11,094 and $365 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco U.S. Mortgage Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,805,912	$—	$—	$9,805,912
U.S. Treasury Securities	—	6,116,811	—	6,116,811
U.S. Government Sponsored Securities	—	667,770,924	—	667,770,924
Asset-Backed Securities	—	137,682,836	—	137,682,836
	$9,805,912	$811,570,571	$—	$821,376,483
Futures*	461,116	—	—	461,116
Total Investments	$10,267,028	$811,570,571	$—	$821,837,599

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of December 31, 2012:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	464,342	$(3,226)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the year ended December 31, 2012

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain (Loss)
Interest rate risk	$(3,580,440)
Change in Unrealized Appreciation
Interest rate risk	$1,506,111
Total	$(2,074,329)

*	The average notional value of futures outstanding during the period was $124,583,917.

18                         Invesco U.S. Mortgage Fund

Open Futures Contracts
Short Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	182	March-2013	$(40,125,313)	$(3,226)
U.S. Treasury 5 Year Notes	178	March-2013	(22,145,703)	21,275
U.S. Treasury 10 Year Notes	219	March-2013	(29,079,094)	136,415
U.S. Treasury 30 Year Bonds	67	March-2013	(9,882,500)	171,023
Ultra U.S. Treasury Bonds	43	March-2013	(6,991,531)	135,629
Total				$461,116

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,076.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$24,092,600	$30,207,311

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$359,412
Net unrealized appreciation — investments	14,436,417
Temporary book/tax differences	(47,407)
Capital loss carryforward	(121,781,171)
Shares of beneficial interest	660,081,227
Total net assets	$553,048,478

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration

19                         Invesco U.S. Mortgage Fund

period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $6,101,299 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2014	$12,228,940	$—	$12,228,940
December 31, 2015	18,400,921	—	18,400,921
December 31, 2016	91,151,310	—	91,151,310
	$121,781,171	$—	$121,781,171

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $3,754,205,057 and $3,777,245,457, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $32,887,532 and $47,129,352, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$16,761,644
Aggregate unrealized (depreciation) of investment securities	(2,325,227)
Net unrealized appreciation of investment securities	$14,436,417

Cost of investments for tax purposes is $806,940,066.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar rolls, on December 31, 2012, undistributed net investment income was increased by $10,814,336, undistributed net realized gain (loss) was decreased by $10,786,117 and shares of beneficial interest was decreased by $28,219. This reclassification had no effect on the net assets of the Fund.

20                         Invesco U.S. Mortgage Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,288,136	$29,823,594	1,181,560	$15,642,256
Class B	44,841	581,248	62,933	825,614
Class C	379,590	4,912,241	119,135	1,549,036
Class Y	257,700	3,370,333	48,481	634,293

Issued as reinvestment of dividends:
Class A	1,271,561	16,572,786	1,563,145	20,469,140
Class B	15,214	197,177	26,254	341,907
Class C	19,971	258,428	22,514	292,677
Class Y	7,390	96,732	6,210	81,604

Automatic conversion of Class B shares to Class A shares:
Class A	117,616	1,532,967	262,472	3,423,169
Class B	(118,193)	(1,532,967)	(263,932)	(3,423,169)

Reacquired:
Class A	(6,333,019)	(82,531,057)	(6,481,123)	(84,704,575)
Class B	(132,927)	(1,721,917)	(242,163)	(3,151,499)
Class C	(192,677)	(2,494,118)	(160,759)	(2,089,122)
Class Y	(109,360)	(1,432,851)	(103,212)	(1,355,511)
Net increase (decrease) in share activity	(2,484,157)	$(32,367,404)	(3,958,485)	$(51,464,180)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco U.S. Mortgage Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 12/31/12	$12.99	$0.25	$0.33	$0.58	$(0.55)	$—	$(0.55)	$13.02	4.54	%(c)	$531,547	0.94	%(d)	0.94	%(d)	1.88	%(d)	451%
Year ended 12/31/11	13.00	0.39	0.26	0.65	(0.66)	—	(0.66)	12.99	5.06	(c)	564,871	0.90		0.90		2.99		395
Year ended 12/31/10	12.75	0.40	0.28	0.68	(0.43)	—	(0.43)	13.00	5.41	(c)	610,214	0.91		0.91		3.07		370
Year ended 12/31/09	12.22	0.38	0.49	0.87	(0.34)	—	(0.34)	12.75	7.19	(e)	687,365	0.96		0.96		3.03		589
Year ended 12/31/08	13.26	0.67	(0.93)	(0.26)	(0.75)	(0.03)	(0.78)	12.22	(1.94	)(e)	733,697	0.94		0.94		5.29		821
Class B
Year ended 12/31/12	12.93	0.15	0.32	0.47	(0.45)	—	(0.45)	12.95	3.67	(c)	5,729	1.69	(d)	1.69	(d)	1.13	(d)	451
Year ended 12/31/11	12.92	0.29	0.27	0.56	(0.55)	—	(0.55)	12.93	4.43	(c)	8,186	1.66		1.66		2.23		395
Year ended 12/31/10	12.67	0.31	0.27	0.58	(0.33)	—	(0.33)	12.92	4.64	(c)	13,574	1.67		1.67		2.37		370
Year ended 12/31/09	12.15	0.28	0.49	0.77	(0.25)	—	(0.25)	12.67	6.35	(f)	22,787	1.71		1.71		2.24		589
Year ended 12/31/08	13.19	0.58	(0.94)	(0.36)	(0.66)	(0.02)	(0.68)	12.15	(2.70	)(f)	30,504	1.71		1.71		4.62		821
Class C
Year ended 12/31/12	12.90	0.15	0.33	0.48	(0.45)	—	(0.45)	12.93	3.75	(c)	12,003	1.69	(d)	1.69	(d)	1.13	(d)	451
Year ended 12/31/11	12.91	0.29	0.25	0.54	(0.55)	—	(0.55)	12.90	4.27	(c)	9,308	1.66		1.66		2.23		395
Year ended 12/31/10	12.66	0.30	0.28	0.58	(0.33)	—	(0.33)	12.91	4.64	(c)	9,559	1.67		1.67		2.33		370
Year ended 12/31/09	12.14	0.28	0.49	0.77	(0.25)	—	(0.25)	12.66	6.36	(g)	12,159	1.71		1.71		2.26		589
Year ended 12/31/08	13.18	0.55	(0.91)	(0.36)	(0.66)	(0.02)	(0.68)	12.14	(2.70	)(g)	12,715	1.71		1.71		4.44		821
Class Y(h)
Year ended 12/31/12	13.04	0.28	0.33	0.61	(0.58)	—	(0.58)	13.07	4.79	(c)	3,759	0.69	(d)	0.69	(d)	2.13	(d)	451
Year ended 12/31/11	13.04	0.42	0.27	0.69	(0.69)	—	(0.69)	13.04	5.40	(c)	1,721	0.66		0.66		3.23		395
Year ended 12/31/10	12.79	0.42	0.30	0.72	(0.47)	—	(0.47)	13.04	5.65	(c)	2,353	0.67		0.67		3.26		370
Year ended 12/31/09	12.26	0.42	0.48	0.90	(0.37)	—	(0.37)	12.79	7.42	(i)	23,905	0.71		0.71		3.35		589
Year ended 12/31/08	13.26	0.74	(0.93)	(0.19)	(0.78)	(0.03)	(0.81)	12.26	(1.38	)(i)	14,698	0.71		0.71		5.93		821
Class R5
Year ended 12/31/12	13.03	0.28	0.33	0.61	(0.58)	—	(0.58)	13.06	4.80	(c)	10	0.65	(d)	0.65	(d)	2.17	(d)	451
Year ended 12/31/11	13.04	0.43	0.26	0.69	(0.70)	—	(0.70)	13.03	5.38	(c)	10	0.63		0.63		3.26		395
Year ended 12/31/10(j)	13.06	0.35	(0.09)	0.26	(0.28)	—	(0.28)	13.04	2.00	(c)	10	0.59	(k)	0.59	(k)	4.51	(k)	370

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $552,288, $6,864, $10,787, $2,961 and $10 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(e)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(i)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(j)	Commencement date of June 1, 2010.
(k)	Annualized.

22                         Invesco U.S. Mortgage Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Growth Series (Invesco Growth Series)

and Shareholders of Invesco U.S. Mortgage Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Mortgage Fund, (formerly known as Invesco Van Kampen U.S. Mortgage Fund; one of the funds constituting AIM Growth Series (Invesco Growth Series), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended December 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

23                         Invesco U.S. Mortgage Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,019.00	$4.76	$1,020.42	$4.76	0.94%
B	1,000.00	1,015.20	8.60	1,016.60	8.61	1.70
C	1,000.00	1,015.20	8.60	1,016.60	8.61	1.70
Y	1,000.00	1,021.10	3.55	1,021.63	3.55	0.70
R5	1,000.00	1,020.30	3.19	1,021.98	3.19	0.63

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

24                         Invesco U.S. Mortgage Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.66%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco U.S. Mortgage Fund

Trustees and Officers

The address of each trustee and officer is AIM Growth Series (Invesco Growth Series) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	1985	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2001

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2004

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco U.S. Mortgage Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Mortgage Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-02699 and 002-57526 VK-USM-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$437,252	N/A	$370,000	N/A
Audit-Related Fees(2)	$0	0%	$21,250	0%
Tax Fees(3)	$107,100	0%	$160,700	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$544,352	0%	$551,950	0%

PWC billed the Registrant aggregate non-audit fees of $107,100 for the fiscal year ended 2012, and $181,950 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end December 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end December 31, 2012 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2011 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Growth Series (Invesco Growth Series)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	March 8, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.